SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[_]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                        Sunland Entertainment Co., Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
[X]  Fee paid previously with preliminary materials:

     $1,200 fee paid in connection with Revised Preliminary Proxy Statement filed May 7, 2003
________________________________________________________________________________
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                   SUNLAND ENTERTAINMENT CO. (DELAWARE), INC.
                      11835 W. OLYMPIC BOULEVARD, SUITE 550
                          LOS ANGELES, CALIFORNIA 90064
                               ------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 12, 2003
                               ------------------


TO THE STOCKHOLDERS
OF SUNLAND ENTERTAINMENT CO. (DELAWARE), INC.:


         Notice is hereby given that a Special Meeting (the "Special Meeting") of stockholders of Sunland Entertainment Co., (Delaware), Inc. ("Sunland") will be held on Tuesday, August 12, 2003 at 10:00 a.m. Los Angeles time, at Sunland's principal executive offices, at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064.


         At the Special Meeting (or, as applicable, any and all adjournments or postponements thereof), stockholders will consider and vote upon the following proposals:


         1. To approve the sale of Sunland's principal asset, a film library held by Sunland's wholly-owned subsidiary, Pepin/Merhi Entertainment Group, Inc. ("PM"), to Film Library Acquisition Corp. ("FLAC") pursuant to the Asset Purchase Agreement, entered into on April 10, 2003, by and between FLAC, Sunland and PM; and

         2. To approve a corporate reorganization whereby (i) a cash distribution will be made to holders of Sunland's Series A Preferred Stock and Series B Preferred Stock equal to all of Sunland's cash in excess of its working capital requirements as determined by its Board of Directors, but in no event to exceed $2,500,000, and (ii) immediately thereafter, Sunland will change its name to Trestle Corporation, or such other name as is determined by its Board of Directors, and all issued and outstanding shares of Sunland's Series A Preferred Stock and Series B Preferred Stock, including any accrued but unpaid dividends thereon, will be converted to 85% of Sunland's issued and outstanding Common Stock;

         3. To adopt Sunland's 2003 Stock Incentive Plan and authorize 750,000 shares of Common Stock to be granted thereunder if the corporate reorganization is approved, or 180,000 shares if the corporate reorganization is not approved;

         4. To approve a proposal to grant our management the discretionary authority to adjourn the Special Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of proposals one, two and three above.

         5.       To transact  such other  business as may properly  come before
                  the  Special  Meeting  or  any   postponement  or  adjournment
                  thereof.

         The Board of Directors has fixed the close of business on June 26, 2003 as the record date for determination of the stockholders entitled to notice of and to vote at the Special Meeting or any adjournment thereof. Approval of the matters to be voted upon in connection with proposal numbers one and two above requires the affirmative vote of a majority of the outstanding shares of (i) Common Stock, including the outstanding shares of Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock, each as of the record date. The approval of the matters to be voted upon in connection with proposal numbers three and four requires the approval of a majority of the votes cast on those proposals.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU ARE INVITED TO ATTEND THE MEETING IN PERSON, BUT WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING AND ARE A HOLDER OF RECORD, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

         The accompanying Proxy Statement and the Appendices thereto form a part of this notice.

                                       By Order of the Board of Directors


                                       /s/ Gary Freeman
                                       ----------------------------------------
                                       Gary Freeman
                                       Co-President and Chief Financial Officer

11835 W. Olympic Boulevard
Suite 550
Los Angeles, California 90064
(310) 444-4100


Dated:  July 11, 2003


         PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU ARE A HOLDER OF RECORD AND LATER DECIDE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                  SUNLAND ENTERTAINMENT CO. (DELAWARE), INC.
                     11835 W. Olympic Boulevard, Suite 550
                         Los Angeles, California 90064
                                (310) 444-4100

--------------------------------------------------------------------------------


                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS


         This Proxy Statement is being furnished to you as a holder of outstanding shares of Common Stock, par value $0.001 per share, Series A Preferred Stock, par value $1.00 per share, and Series B Preferred Stock, par value $1.00 per share, of Sunland Entertainment Co. (Delaware), Inc. (which we refer to in this Proxy Statement as "Sunland," the "Company," "we," "us," or "our") in connection with the solicitation of proxies by our Board of Directors, for use at a Special Meeting of Stockholders (the "Special Meeting") to be held at our principal executive offices at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064, on Tuesday, August 12, 2003 at 10:00 a.m., Los Angeles time. Accompanying this Proxy Statement is the Board of Directors' Proxy for the Special Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.


         All Proxies which are properly completed, signed and returned to us prior to the Special Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. If you are a stockholder of record, you may revoke a Proxy given to us at any time before it is voted either by filing with our Secretary, at our executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Special Meeting and expressing a desire to vote your shares in person.


         The close of business on June 26, 2003, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or any adjournments of the Special Meeting. As of the record date, we had outstanding 455,017 shares of Common Stock, par value $0.001 per share, 5,375 shares of Series A Preferred Stock, par value $1.00 per share, and 12,682 shares of Series B Preferred Stock, par value $1.00 per share, our only outstanding voting securities. Holders of Common Stock are entitled to cast one vote for each share of Common Stock held by such holders on the record date on all matters to be considered at the Special Meeting. When voting together with the holders of the Common Stock, holders of Series A Preferred Stock and Series B Preferred Stock (which we collectively refer to in this Proxy Statement as the "Preferred Stock"), are entitled to cast a number of votes equal to the number of shares of Common Stock into which each share of such Preferred Stock is then convertible pursuant to their respective terms in our existing Amended and Restated Certificate of Incorporation. As of the record date, each share of Preferred Stock was convertible into 14.815 shares of Common Stock, and we had approximately 722,507 stockholders of record, including holders of Preferred Stock. In the aggregate, the holders of Preferred Stock held approximately 37% of the issued and outstanding shares of Common Stock on an as-converted-to-Common-Stock basis as of the record date. When voting individually as separate classes, each share of the respective Preferred Stock is entitled to cast one vote for each share of the respective Preferred Stock held by such holders on the record date on all matters to be considered at the Special Meeting.

         Our principal executive offices are located at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064. We anticipate that this Proxy Statement and the accompanying Proxy will be mailed to our stockholders on or about July 21, 2003.

         At the Special Meeting, the stockholders will consider and vote upon the proposals to (i) approve the sale of our principal asset, a film library held by our wholly-owned subsidiary, Pepin/Merhi

Entertainment Group, Inc., to Film Library Acquisition Corp. pursuant to the Asset Purchase Agreement, entered into on April 10, 2003, by and between FLAC and Sunland, (ii) approve a corporate reorganization whereby (a) a cash distribution will be made to holders of our Series A Preferred Stock and Series B Preferred Stock equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000, and (b) immediately thereafter, we will change our name to Trestle Corporation, or such other name as is determined by our Board of Directors, and all issued and outstanding shares of our Series A Preferred Stock and Series B Preferred Stock, including any accrued but unpaid dividends thereon, will be converted to 85% of our issued and outstanding Common Stock, (iii) approve a proposal to adopt our 2003 Stock Incentive Plan and authorize 750,000 shares of Common Stock to be granted thereunder if the corporate reorganization is approved, or 180,000 shares if the corporate reorganization is not approved,
(iv) approve a proposal to grant our management the discretionary authority to adjourn the Special Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of the prior two proposals, and (v) approve such other proposals as may properly come before the Special Meeting or any adjournment thereof.

         Our Board of Directors has unanimously approved the sale of the Pepin/Merhi film library and the Asset Purchase Agreement providing for its sale, has unanimously approved the reorganization of our capital stock
(including the distribution to the holders of our Preferred Stock) and the related requirements of the reorganization, has unanimously approved the proposal to adopt our 2003 Stock Incentive Plan, and has unanimously approved the proposal to adjourn the Special Meeting to provide our management and the Board more time to solicit additional proxies in favor of the sale and reorganization.

         Additional information about the sale of the Pepin/Merhi film library, the parties to the Asset Purchase Agreement, our corporate reorganization, our 2003 Stock Incentive Plan, and our adjournment proposal, is contained in this Proxy Statement, which should be reviewed carefully.

         THE SUNLAND BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE SALE OF OUR REMAINING FILM LIBRARY ASSETS, THE PROPOSED CORPORATE REORGANIZATION, THE PROPOSED 2003 STOCK INCENTIVE PLAN, AND THE PROPOSED ADJOURNMENT PROPOSAL, AND RECOMMENDS A VOTE "FOR" APPROVAL OF THE SALE OF ASSETS PURSUANT TO THE ASSET PURCHASE AGREEMENT, A VOTE "FOR" APPROVAL OF THE PROPOSED CORPORATE REORGANIZATION, A VOTE "FOR" APPROVAL OF THE 2003 STOCK INCENTIVE PLAN, AND A VOTE "FOR" APPROVAL OF THE PROPOSED ADJOURNMENT PROPOSAL.

         YOU MAY RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. SUNLAND HAS NOT AUTHORIZED ANYONE TO PROVIDE INFORMATION DIFFERENT FROM THAT CONTAINED IN THIS PROXY STATEMENT. NEITHER THE DELIVERY OF THIS PROXY STATEMENT NOR THE CONSUMMATION OF THE SALE OF ASSETS BY SUNLAND TO FLAC, THE CORPORATE REORGANIZATION, THE 2003 STOCK INCENTIVE PLAN, OR OF THE ADJOURNMENT PROPOSAL MEANS THAT INFORMATION CONTAINED IN THIS PROXY STATEMENT IS CORRECT AFTER THE DATE OF THIS PROXY STATEMENT. THIS PROXY STATEMENT IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY COMMON STOCK IN ANY CIRCUMSTANCES UNDER WHICH THE OFFER OR SOLICITATION IS UNLAWFUL.



                                TABLE OF CONTENTS


SUMMARY........................................................................4

THE SPECIAL MEETING OF SUNLAND STOCKHOLDERS...................................13

PROPOSAL NO. 1: THE SALE OF ASSETS............................................16

PROPOSAL NO. 2: CORPORATE REORGANIZATION......................................26

UNAUDITED PRO-FORMA FINANCIAL STATEMENTS......................................34

BOARD OF DIRECTORS' REASONS FOR THE SALE OF ASSETS AND THE
   CORPORATE REORGANIZATION...................................................36

PROPOSAL NO. 3: 2003 STOCK INCENTIVE PLAN.....................................44

PROPOSAL NO. 4: ADJOURNMENT PROPOSAL..........................................49

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................50

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................54

OTHER MATTERS.................................................................54

FUTURE STOCKHOLDER PROPOSALS..................................................55

OTHER INFORMATION.............................................................55



APPENDIX A: ASSET PURCHASE AGREEMENT.........................................A-1

APPENDIX B: SECOND AMENDED AND RESTATED CERTIFICATE OF
   INCORPORATION.............................................................B-1

APPENDIX C: OPINION OF FINANCIAL ADVISORS ...................................C-1

APPENDIX D: 2003 STOCK INCENTIVE PLAN .......................................D-1

APPENDIX E: ANNUAL REPORT ON FORM 10-KSB.....................................E-1

APPENDIX F: QUARTERLY REPORT ON FORM 10-QSB..................................F-1

                                     SUMMARY

         YOU SHOULD READ THE FOLLOWING SUMMARY TOGETHER WITH THE MORE DETAILED INFORMATION AND FINANCIAL STATEMENTS AND THE NOTES TO THOSE STATEMENTS APPEARING ELSEWHERE IN THIS PROXY STATEMENT OR DELIVERED WITH THIS PROXY STATEMENT.

THE SALE OF ASSETS
------------------

THE COMPANIES


SUNLAND ENTERTAINMENT CO.    Sunland   Entertainment   Co.   (Delaware),   Inc.,
(DELAWARE), INC.             together    with    its    subsidiaries     Sunland
                             Entertainment,  Inc. and Pepin/Merhi  Entertainment
                             Group,  Inc.  ("PM"),   owns  and  exploits  motion
                             picture product and related intellectual  property.
                             Historically,  this  included  a library  of widely
                             recognized  classic  characters  and a related film
                             library  of  animated  short  features.  Since June
                             2001,  our  operations  have  been  limited  to the
                             exploitation   of  a  film   library  held  by  our
                             wholly-owned  subsidiary,  PM, which we acquired in
                             April  2000  (the  "Business").  In July  2002,  we
                             changed our state of incorporation  from California
                             to Delaware and enacted a ten-for-one reverse split
                             of our Common and Preferred  Stock. We subsequently
                             changed our stock symbol to SLDE  effective  August
                             9,  2002.  On  May  20,  2003,   our   wholly-owned
                             subsidiary, Trestle Acquisition Corp., a Delaware corporation (which we refer to as "TAC"), completed the acquisition of substantially all of the assets of Trestle Corporation, a Delaware corporation
                             ("Trestle"), and certain other assets, pursuant to an Asset Purchase Agreement dated April 16, 2002, as amended. Trestle develops and sells digital imaging and network medicine applications to the life sciences markets. Its products, MedReach and MedMicroscopy, both link dispersed users with each other, information databases, and analytical tools.
                             This improved integration drives cost savings and process efficiencies, reduces time to market for new drugs, improves patient care, and increases revenue. We refer to the acquisition of the Trestle assets in this Proxy Statement as the "Trestle
                             Acquisition."


FILM LIBRARY ACQUISITION     Film Library Acquisition  Corporation  ("FLAC"),  a
CORP.                        Delaware  corporation,  was formed in December 2002
                             for the purpose of  acquiring,  owning and managing
                             films  and  film   libraries  and  for  such  other
                             purposes  which are  permissible  under the laws of
                             the State of Delaware.  FLAC's principal  executive
                             offices  are  located  at  c/o  M.  Rosenblatt,  30
                             Washington Street,  Wellesley Hills,  Massachusetts
                             02481.


THE ASSET PURCHASE AGREEMENT
----------------------------


THE EFFECT OF THE SALE OF    On April 10, 2003, we, PM and FLAC entered into the
ASSETS                       Asset  Purchase  Agreement.  Pursuant  to the Asset
                             Purchase Agreement, we and PM will sell, and FLAC agreed to purchase, at the closing, all of our respective rights in and to the PM film library and its related assets (the "Assets"), our principal assets, as those Assets existed on and after February 1, 2003. In this Proxy Statement, we refer to the sale transaction as the "Sale of Assets."


                             See also "THE ASSET PURCHASE AGREEMENT - Sale of Assets."

SALE OF ASSETS PURCHASE      As consideration for the Sale of Assets,  FLAC will
PRICE AND TERMS OF PAYMENT   pay and deliver,  or cause to be delivered,  at the
                             closing, cash totaling $6,000,000, including:

                             o        $5,250,000  in  cash  to us,  $750,000  of
                                      which was deposited by FLAC into an escrow
                                      upon signing the Asset Purchase  Agreement
                                      as an earnest  money deposit which will be
                                      released to us at closing; and
                             o $750,000 in cash to be deposited into escrow and held by the escrow agent to satisfy certain indemnity and other claims, or otherwise delivered to us, pursuant to the terms of the Asset Purchase Agreement and an escrow agreement to be executed by us, PM and FLAC at the closing.

                             See also "THE ASSET PURCHASE AGREEMENT - Purchase Price."

CONDITIONS THAT MUST BE Completion of the Sale of Assets is subject to SATISFIED PRIOR TO THE various conditions (any of which may be waived by
CLOSING OF THE SALE OF       the party  benefited by the  condition),  including
ASSETS                       among  them:

                             o the truth and accuracy of the representations and warranties of us and PM, and of FLAC;
                             o        performance of all covenants by us, PM and
                                      FLAC;
                             o delivery of opinions of counsel of each of us and PM on one hand, and FLAC on the other;
                             o        approval by our stockholders;
                             o the absence of litigation or any injunction issued concerning the Sale of Assets;
                             o the absence of any material adverse change in the Business; and
                             o FLAC shall have assumed our various guild agreements.

                             See also "THE ASSET PURCHASE AGREEMENT - Conditions of the Sale of Assets."

TERMINATION OF THE ASSET     The Asset Purchase Agreement may be terminated, and
PURCHASE AGREEMENT           the Sale of Assets abandoned,  at any time prior to
                             the closing:

                             o        by  written  mutual  consent of us, PM and
                                      FLAC;
                             o by us and PM, or FLAC, so long as neither of us are in material breach of their respective obligations, if
                                      o        the   closing   shall   not  have
                                               occurred  on or before  September
                                               30, 2003; or
                                      o        we  fail to  receive  shareholder
                                               approval; or
                                      o        we and PM approve or recommend to
                                               our   stockholders  a  bona  fide
                                               acquisition   of  the   PM   film
                                               library  to a person  other  than
                                               FLAC.
                             o by us and PM, if FLAC cannot satisfy its conditions to closing by September 30, 2003;
                             o        by FLAC, if
                                      o        we  and  PM  cannot  satisfy  our
                                               respective  conditions to closing
                                               by September 30, 2003; or
                                      o        we and PM approve or recommend to
                                               our   stockholders  a  bona  fide
                                               acquisition   of  the   PM   film
                                               library  to a person  other  than
                                               the FLAC.

                             See  also   "THE   ASSET   PURCHASE   AGREEMENT   -
                             Termination."

EFFECT OF TERMINATION        If the Asset Purchase Agreement is terminated:

                             o        by FLAC as a result of any breach by us or
                                      PM of our respective obligations;
                             o        by either party as a result of our failure
                                      to receive stockholder approval; or
                             o        by  either   party  as  a  result  of  our
                                      considering,    negotiating,   discussing,
                                      approving   or    recommending    to   our
                                      stockholders any alternate acquisition, tender or exchange offer;

                             then, as FLAC's sole and exclusive remedy and as liquidated damages, we and PM will (i) reimburse FLAC for all documented reasonable out-of-pocket costs and expenses incurred by FLAC in connection with the transactions contemplated by the Asset Purchase Agreement in an amount not to exceed
                             $250,000 and (ii) pay to FLAC a break-up fee of $300,000.

                             If the Asset Purchase Agreement is terminated by us as a result of any breach by FLAC of its obligations under the agreement, then as our and PM's sole and exclusive remedy and as liquidated damages, we will receive the $750,000 deposited by FLAC into an escrow as an earnest money deposit.

                             See also "THE ASSET PURCHASE AGREEMENT - Effect of Termination."

EXPENSES OF THE SALE OF      Whether  or not the Sale of Assets is  consummated,
ASSETS                       except as otherwise  provided in the Asset Purchase
                             Agreement, each party bears its own costs and expenses related to the Sale of Assets.

                             See also "THE ASSET PURCHASE AGREEMENT - Expenses."

ACCOUNTING TREATMENT         The Sale of Assets is  intended  to be treated as a
                             "disposition" in accordance with generally accepted accounting principles in the United States.

                             See also "THE ASSET PURCHASE AGREEMENT - Accounting Treatment."

FEDERAL INCOME TAX           There are no income tax consequences to the Sunland
CONSIDERATIONS               stockholders as a result of the Sale of Assets.

                             See also "THE ASSET PURCHASE AGREEMENT - Material Federal Income Tax Consequences."

GOVERNING LAW AND            Other  than  with  respect  to  complying  with the
REGULATORY REQUIREMENTS      general  corporation  law of the State of Delaware,
                             Sunland  is  not  aware  of  any   governmental  or
                             regulatory requirements with which it must comply in completing the Sale of Assets.

                             See also "THE ASSET PURCHASE AGREEMENT - Regulatory Approvals."


RELATION  TO  CORPORATE      Although  the  Sale of  Assets  and  the  Corporate
REORGANIZATION               Reorganization  (which we  describe  below) are not
                             contingent  upon one another,  if our  stockholders
                             approve  the Sale of Assets and fail to approve the
                             Corporate   Reorganization,   the  holders  of  our
                             Preferred  Stock will likely not waive their rights
                             to the  proceeds of  liquidation  to be received by
                             them  upon the Sale of  Assets  and we will have no
                             operating  capital  and will be  required to either
                             liquidate and  dissolve,  take steps to protect our
                             assets  on behalf of our  creditors,  or  otherwise
                             succumb  to   significant   demands   that  may  be
                             presented by those holders, including additional cash compensation or a more significant adjustment to our capitalization.

                             See also "CORPORATE REORGANIZATION - Effect of Sale of Assets," and "CORPORATE REORGANIZATION - Waiver by Preferred Stock."


THE CORPORATE REORGANIZATION
----------------------------


EFFECT OF SALE OF ASSETS     After the sale of a  significant  film  library  in
ON PREFERRED STOCK           June 2001,  our  operations  through  May 2003 have
                             been limited to the  exploitation of a film library
                             held by our wholly-owned  subsidiary,  PM, which we
                             acquired  in April 2000.  In May 2003,  we acquired
                             the  assets  of  Trestle,  a  transaction  which we
                             describe    later   in   this   Proxy    Statement.
                             Notwithstanding the acquisition of those assets, on
                             a consolidated basis, the PM film library continues
                             to constitute approximately 69% of the value of all
                             of our assets and approximately 76% of the value of
                             our   non-cash    assets.    From   a   qualitative
                             perspective, through May 20, 2003, the PM film library consisted of our principal and only line of business, and since June 2001, it has served as our only source of income and the ultimate purpose of our operations. As such, the PM film library continues to constitute substantially all of our assets.

                             Section 4 of Article VIII of our Amended and Restated Certificate of Incorporation provides that in the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of our assets an amount equal to any accrued and unpaid dividends, whether or not declared, without interest, plus a sum equal to $100.00 per share, and no more (the "Series A Liquidation Amount"), before any payment will be made or any assets distributed to the holders of Common Stock or any other capital stock of the corporation. For purposes of that Section 4, the sale of all or substantially all of our assets, such as that contemplated by the sale of the PM film library, is deemed to be a liquidation, dissolution or winding up of us. Therefore, the consummation of that sale would provide the holders of Series A Preferred Stock with a right to demand and collect the Series A Liquidation Amount.

                             Additionally, Section 4 of Article IX of our Amended and Restated Certificate of Incorporation provides that in the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of Series B Preferred
                             Stock shall be entitled to receive, at their election, either: (A) out of the assets of the corporation an amount equal to any accrued and unpaid dividends, whether or not declared, without interest, plus a sum equal to $100.00 per share, and no more (the "Series B Liquidation Amount," and together with the Series A Liquidation Amount, the "Liquidation Amount"), before any payment will be made or any assets distributed to the holders of Common Stock or any other capital stock of the corporation, or (B) the amount they would receive as if the Series B Preferred Stock had been converted into Common Stock. The liquidation triggered by the sale of the PM film library with respect to our Series A Preferred Stock would effectively cause our liquidation, and therefore trigger the rights of the holders of Series B Preferred Stock to demand and collect the Series B Liquidation Amount.

                             As of the record date, the aggregate Liquidation Amount was $18,023,000.

                             Because the consummation of the Sale of Assets would not provide us with enough capital to pay the Liquidation Amount to the holders of our Preferred Stock, if we do not effect the reorganization transactions described in this Proxy Statement, the holders of our Preferred Stock will be entitled to demand all of the proceeds from that sale, as well as all of our current operating cash, and we would be required to liquidate our remaining non-cash assets and dissolve in accordance with the terms of our Amended and Restated Certificate of Incorporation.


                             See also "CORPORATE REORGANIZATION - Effect of Sale of Assets."


WAIVER BY THE HOLDERS OF     Because of the effect that the Sale of Assets would
PREFERRED STOCK              have on us in terms of  providing  the  holders  of
                             Preferred Stock the right to demand the proceeds of the Sale of Assets, as well as our outright liquidation, our Board of Directors and management had several informal discussions with holders of our Preferred Stock to explore whether they would be amendable to an alternative to their rights in and to their respective Liquidation Amounts. As a result of those discussions, the Board believes, although it has not received any definitive oral or written confirmation, that the majority of the holders of our Preferred Stock will waive their rights in their respective Liquidation Amounts if:

                             o we pay to those holders of Preferred Stock, their pro rata portion, based on our current capitalization, of a cash distribution equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000 (the "Preferred Stock Distribution"); and


                             o our holders of Common Stock approve a reorganization whereby all shares of our Preferred Stock issued and outstanding immediately prior to the reorganization, including any accrued but unpaid dividends thereon, would convert to 85% of our issued and outstanding Common Stock immediately following the reorganization (the "Reorganization").

                             In  this   Proxy   Statement,   we   refer  to  the
                             Reorganization and the Preferred Stock Distribution collectively as the "Corporate Reorganization."


                             Therefore, to enable all of our stockholders to maximize the value of their investment in us, our Board of Directors has recommended the Corporate Reorganization. Although the Sale of Assets and the Corporate Reorganization are not contingent upon one another, if our stockholders approve the Sale of Assets and fail to approve the Corporate Reorganization, the holders of our Preferred Stock will likely not waive their rights to the proceeds of liquidation to be received by them upon the Sale of Assets and we will have no operating capital and will be required to either liquidate and dissolve, take steps to protect our assets on behalf of our creditors, or otherwise succumb to significant demands that may be presented by those holders, including additional cash compensation or a more significant adjustment to our capitalization.

                             See also "CORPORATE REORGANIZATION - Waiver by Preferred Stock" and "CORPORATE REORGANIZATION - Trestle Acquisition."

CORPORATE REORGANIZATION     In order to effect  the  Corporate  Reorganization,
                             our stockholders will be required to authorize and approve (i) the Preferred Stock Distribution, which our Board of Directors anticipates making in the third quarter of 2003, and (ii) a

                             Second Amended and Restated Certificate of Incorporation to be filed immediately thereafter that, upon filing with the Secretary of State of the State of Delaware, will:

                             o change our name to Trestle Corporation, or such other name as is determined by our Board of Directors,
                             o increase our authorized shares of Common Stock from 1,500,000 to 40,000,000 shares, and  increase  our  authorized  shares  of
                                      Preferred    Stock   from   1,000,000   to
                                      5,000,000 shares; and
                             o provide for the mandatory conversion of all of our existing Preferred Stock, including any accrued but unpaid dividends thereon, such that each share of Preferred Stock, including any accrued but unpaid dividends thereon, will convert into
                                      143.693  shares of our Common Stock (as of
                                      May 31, 2003),  and in the aggregate,  all
                                      shares of our  Preferred  Stock  currently
                                      issued  and  outstanding,   including  any
                                      accrued  but  unpaid  dividends   thereon,
                                      would convert to 85% of our issued and outstanding Common Stock.

                             Therefore, after the Corporate Reorganization, the current holders of our Common Stock, which currently hold approximately 63% of our issued and outstanding capital stock, including our Preferred Stock, and any accrued but unpaid dividends thereon, on an as-converted-to-Common Stock basis, would hold 15% of our issued and outstanding capital stock.


                             Additionally, after the Corporate Reorganization, holders of any options and/or warrants providing for rights to purchase Common Stock will be entitled to exercise their rights under their respective option and/or warrant agreements subject to, and in accordance with, their respective terms.


                             As described elsewhere in this Proxy Statement, the Sale of Assets and the Corporate Reorganization are not contingent upon one another. Therefore, if you approve the Corporate Reorganization, you are not necessarily approving the Sale of Assets unless you affirmatively vote "FOR" that proposal. As such, a vote "FOR" or "AGAINST" the Corporate Reorganization does not affect the outcome of the vote on the proposal to effect the Sale of Assets.


                             See    also     "CORPORATE     REORGANIZATION     -
                             Reorganization."


2003 STOCK INCENTIVE PLAN
-------------------------

ADOPTION OF OUR 2003 STOCK   The Sunland  2003 Stock  Incentive  Plan (the "2003
INCENTIVE PLAN               Plan")  was  adopted by our Board of  Directors  on
                             June 17, 2003, subject to stockholder  approval. If
                             the Corporate  Reorganization is approved, the plan
                             will  authorize  the  granting  of  awards of stock
                             options to purchase an aggregate of 750,000  shares
                             of   our   Common    Stock.    If   the   Corporate
                             Reorganization is not approved, the plan will authorize the granting of awards of stock options to purchase an aggregate of 180,000 shares of our Common Stock.

                             The Corporate Reorganization and the adoption of the 2003 Plan are not contingent upon one another. Therefore, a vote "FOR" or "AGAINST" the Corporate Reorganization does not affect the outcome of the vote on the proposal to adopt the 2003 Plan. Correspondingly, a vote "FOR" or "AGAINST" the 2003 Plan does not affect the outcome of the vote on the proposal to effect the Corporate Reorganization. Therefore, if you approve the 2003 Plan, you are not necessarily approving the Corporate Reorganization unless you affirmatively vote "FOR" that proposal.

                             Under the plan, stock options may be granted to employees, consultants, officers and directors who will contribute to our long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all of our stockholders.

                             See also "ADOPTION OF 2003 STOCK INCENTIVE PLAN."


THE ADJOURNMENT PROPOSAL
------------------------


ADJOURNMENT PROPOSAL         In this  proposal  (which we refer to in this Proxy
                             Statement as the  "Adjournment  Proposal"),  we are
                             asking  you to  authorize  the  holder of any proxy
                             solicited  by our  board to have the  discretionary
                             authority  to  vote  in  favor  of  adjourning  the
                             Special Meeting,  and any later adjournments,  to a
                             later  date in order to enable our board to solicit
                             additional  proxies in favor of the Sale of Assets,
                             the Corporate Reorganization, and/or the 2003 Plan.
                             If  the   stockholders   approve  the   Adjournment
                             Proposal, we could adjourn the Special Meeting, and
                             any adjourned session of the Special Meeting,  to a
                             later date and use the  additional  time to solicit
                             additional  proxies in favor of the Sale of Assets,
                             the Corporate Reorganization, and/or the 2003 Plan,
                             including   the   solicitation   of  proxies   from
                             stockholders that have previously voted against the
                             Sale  of  Assets,  the  Corporate   Reorganization,
                             and/or the 2003 Plan. Among other things,  approval
                             of the  Adjournment  Proposal could mean that, even
                             if  we  had   received   proxies   representing   a
                             sufficient  number  of  votes  against  the Sale of
                             Assets,  the Corporate  Reorganization,  and/or the
                             2003  Plan,  to defeat  those  proposals,  we could
                             adjourn the Special  Meeting  without a vote on the
                             Sale  of  Assets,  the  Corporate   Reorganization,
                             and/or  the 2003 Plan  proposals  for up to 30 days
                             and seek during that period to convince the holders
                             of those  shares to change  their votes to votes in
                             favor  of  the  Sale  of  Assets,   the   Corporate
                             Reorganization, and/or the 2003 Plan. If we adjourn the meeting for more than 30 days, or if we set a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at that meeting.


                             See  also   "THE   SPECIAL   MEETING   OF   SUNLAND
                             STOCKHOLDERS - Votes Required; Quorum" and "Voting of Proxies."


THE SPECIAL MEETING OF STOCKHOLDERS
-----------------------------------


SPECIAL MEETING              Our Special Meeting will be held on Tuesday, August
                             12,  2003 at 10:00 a.m.  Los Angeles  time,  at our
                             principal  executive  offices,  at 11835 W. Olympic
                             Boulevard,  Suite  550,  Los  Angeles,   California
                             90064.  The  purpose of the  Special  Meeting is to
                             consider  and vote on the  approval  of the Sale of
                             Assets  pursuant to the Asset  Purchase  Agreement,
                             the Corporate Reorganization, the 2003 Plan and the
                             Adjournment  Proposal.  Holders of Common Stock are
                             entitled  to cast one vote for each share of Common
                             Stock held by such  holders  on the record  date on
                             all  matters  to  be   considered  at  the  Special
                             Meeting.  When voting  together with the holders of
                             the Common  Stock,  holders  of Series A  Preferred
                             Stock and Series B Preferred  Stock are entitled to
                             cast a number  of  votes  equal  to the  number  of
                             shares of Common  Stock  into  which  each share of
                             such Preferred Stock is then  convertible  pursuant
                             to their  respective  terms in our existing Amended
                             and Restated  Certificate of  Incorporation.  As of
                             the record date,  each share of Preferred Stock was
                             convertible into 14.815 shares of Common Stock, and
                             we  had  approximately   722,507   stockholders  of
                             record,  including  holders of Preferred  Stock. In
                             the aggregate,  the holders of Preferred Stock held
                             approximately  37% of the  issued  and  outstanding
                             shares      of      Common      Stock     on     an
                             as-converted-to-Common-Stock basis as of the record date. When voting individually as separate classes, each share of the respective Preferred Stock is entitled to cast one vote for each share of the respective Preferred Stock held by such holders on the record date on all matters to be considered at the Special Meeting.

                             We have not entered into voting agreements with any of our stockholders regarding the Special Meeting or the proposals described in this Proxy Statement.


                             See  also   "THE   SPECIAL   MEETING   OF   SUNLAND
                             STOCKHOLDERS - Votes Required; Quorum" and "Voting of Proxies."

                             For additional  information relating to the Sunland
                             Special  Meeting,   see  "THE  SPECIAL  MEETING  OF
                             SUNLAND STOCKHOLDERS."


VOTE REQUIRED                Approval  of  the  matters  to  be  voted  upon  in
                             connection   with  the  Sale  of  Assets   and  the
                             Corporate  Reorganization  by Sunland  stockholders
                             requires the affirmative  vote of a majority of the
                             outstanding  shares of (i) Common Stock,  including
                             the outstanding  shares of Series A Preferred Stock
                             and  Series  B   Preferred   Stock   voting  on  an
                             as-converted-to-Common  Stock basis,  (ii) Series A
                             Preferred  Stock,  and  (iii)  Series  B  Preferred
                             Stock, each as of the record date. The approval of the matters to be voted upon in connection with the 2003 Plan and the Adjournment Proposal requires the approval of a majority of the votes cast on the respective proposal.


                             The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Shares that are entitled to vote but that are not voted at the direction of the beneficial owner ("abstentions") and votes withheld by brokers in the absence of instruction from beneficial holders ("broker non-votes") will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote AGAINST the approval of the Sale of Assets and the Corporate Reorganization.


                             Broker non-votes and abstentions will have no effect on the outcome of the vote on the 2003 Plan and Adjournment Proposal. Additionally, no proxy that is specifically marked "AGAINST" approval of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan will be voted in favor of the Adjournment Proposal, unless it is specifically marked "FOR" the discretionary authority to adjourn the Special Meeting to a later date.

                             All shares of stock entitled to vote at the Special Meeting and represented by properly executed proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions indicated on those proxies. If no instructions are indicated (other than in the case of broker non-votes), those proxies will be voted "FOR" the approval of the Sale of Assets, the Corporate Reorganization, the 2003 Plan and the Adjournment Proposal.

                             The Sale of Assets and the Corporate Reorganization are not contingent upon one another. Therefore, a vote "FOR" or "AGAINST" the Sale of Assets does not affect the outcome of the vote on the proposal to effect the Corporate Reorganization. Correspondingly, a vote "FOR" or "AGAINST" the Corporate Reorganization does not affect the outcome of the vote on the proposal to effect the Sale of Assets. Therefore, if you approve the Corporate Reorganization, you are not necessarily approving the Sale of Assets unless you affirmatively vote "FOR" that proposal.


                             See "THE SPECIAL MEETING OF SUNLAND STOCKHOLDERS - Votes Required; Quorum."


OPINION OF FINANCIAL         In  connection  with  the  Sale of  Assets  and the
ADVISORS                     Corporate  Reorganization,  our board of  directors
                             received an opinion from The Mentor Group, Inc., or
                             "TMG," as to the  fairness  of the Sale of  Assets,
                             and   the   Sale   of   Assets,    the    Corporate
                             Reorganization,  and the Trestle Acquisition (which
                             we describe later in this Proxy Statement), as they
                             may be viewed together,  to the existing holders of
                             our Common Stock,  from a financial  point of view.
                             The full text of TMG's written  opinion,  dated May
                             5, 2003,  is  attached to this proxy  statement  as
                             Appendix  "C." We encourage you to read the opinion
                             carefully in its entirety for a description  of the
                             assumptions  made,  procedures  followed,   matters
                             considered   and    limitations   on   the   review
                             undertaken.  TMG'S  OPINION  DOES NOT  CONSTITUTE A
                             RECOMMENDATION  TO YOU AS TO HOW YOU SHOULD VOTE OR
                             ACT ON ANY  MATTERS  RELATING TO THE SALE OF ASSETS
                             OR THE CORPORATE REORGANIZATION.


                             See also "Opinion of Financial Advisors."


RECOMMENDATIONS OF THE       Our Board of  Directors  unanimously  approved  the
BOARD OF DIRECTORS           Asset  Purchase   Agreement  and  the  transactions
                             contemplated thereby, the Corporate Reorganization,
                             the 2003  Plan and the  Adjournment  Proposal.  The
                             members  of  the  Board  of  Directors  unanimously
                             believe   that   the   Sale  of   Assets   and  the
                             transactions  contemplated  by the  Asset  Purchase
                             Agreement, the Corporate  Reorganization,  the 2003
                             Plan and the Adjournment Proposal, are fair to, and in the best interests of, our stockholders and unanimously recommend a vote "FOR" the Sale of Assets, the Corporate Reorganization, the 2003 Plan and the Adjournment Proposal. The conclusion of the Board of Directors with respect to the Sale of Assets, the Corporate Reorganization, the 2003 Plan and the Adjournment Proposal was based upon a number of factors that are discussed in this Proxy
                             Statement.

                             See also "Board of Directors' Reasons for the Sale of Assets and the Corporate Reorganization," "ADOPTION OF 2003 STOCK INCENTIVE PLAN," and "THE ADJOURNMENT PROPOSAL."

                   THE SPECIAL MEETING OF SUNLAND STOCKHOLDERS

DATE, TIME, PLACE


         This Proxy Statement is furnished in connection with the solicitation by our Board of Directors of proxies representing our Common Stock and/or our Preferred Stock to be voted at the Special Meeting to be held on Tuesday, August 12, 2003 at 10:00 a.m. Los Angeles time, at our principal executive offices at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064.


MATTERS TO BE CONSIDERED


         At the Special Meeting, holders of our Common Stock and our Preferred Stock will consider and vote upon (i) the approval of the Sale of Assets pursuant to the Asset Purchase Agreement, (ii) the approval of the Corporate Reorganization, (iii) the approval of the adoption of the 2003 Plan, (iv) the approval of the Adjournment Proposal, and (v) the approval of such other matters as may properly come before the Special Meeting.


RECORD DATE; STOCK ENTITLED TO VOTE


         Our Board of Directors has fixed the close of business on June 26, 2003, as the Record Date. Holders of record of shares of our Common Stock and our Preferred Stock are entitled to notice of and to vote at the Special Meeting. Holders of Common Stock are entitled to cast one vote for each share of Common Stock held by such holders on the record date on all matters to be considered at the Special Meeting. When voting together with the holders of the Common Stock, holders of Series A Preferred Stock and Series B Preferred Stock, are entitled to cast a number of votes equal to the number of shares of Common Stock into which each share of such Preferred Stock is then convertible pursuant to their respective terms in our existing Amended and Restated Certificate of Incorporation. As of the record date, each share of Preferred Stock was convertible into 14.815 shares of Common Stock, and we had approximately 722,507 stockholders of record, including holders of Preferred Stock. In the aggregate, the holders of Preferred Stock held approximately 37% of the issued and outstanding shares of Common Stock on an as-converted-to-Common-Stock basis as of the record date. When voting individually as separate classes, each share of the respective Preferred Stock is entitled to cast one vote for each share of the respective Preferred Stock held by such holders on the record date on all matters to be considered at the Special Meeting.

         We have not entered into voting agreements with any of our stockholders regarding the Special Meeting or the proposals described in this Proxy Statement.


VOTES REQUIRED; QUORUM


         Approval of the matters to be voted upon in connection with the Sale of Assets and the Corporate Reorganization by Sunland stockholders requires the affirmative vote of a majority of the outstanding shares of (i) Common Stock, including the outstanding shares of Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock, each as of the record date. The approval of the matters to be voted upon in connection with the 2003 Plan and the Adjournment Proposal requires the approval of a majority of the votes cast on the respective proposal. Action by the stockholders on any other matter that properly comes before the Special Meeting will be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.


         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at the Special Meeting. If a quorum is not present or represented at the Special Meeting, we will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, unless revoked or otherwise resubmitted, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting and any business may be transacted which might have been transacted at the Special Meeting as originally notified.

VOTING OF PROXIES

         This Proxy Statement is being furnished to Sunland stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting, and is accompanied by a form of proxy.

         Shares that are entitled to vote but that are not voted at the direction of the beneficial owner ("abstentions") and votes withheld by brokers in the absence of instruction from beneficial holders ("broker non-votes") will be counted for the purpose of determining whether there is a quorum for the transaction of business at the Special Meeting. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the approval and adoption of the Sale of Assets and the Corporate Reorganization.


         Broker non-votes and abstentions will have no effect on the outcome of the vote on the 2003 Plan or the Adjournment Proposal. Additionally, no proxy that is specifically marked "AGAINST" approval of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan will be voted in favor of the Adjournment Proposal, unless it is specifically marked "FOR" the discretionary authority to adjourn the Special Meeting to a later date.

         All shares of our Common Stock and Preferred Stock which are entitled to vote and are represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted for approval of the Sale of Assets, the Asset Purchase Agreement, the Corporate Reorganization, the 2003 Plan and the Adjournment Proposal.


         If any other matters are properly presented at the Special Meeting for consideration, including, among other things, consideration of a motion to adjourn the Special Meeting to another time and/or place, the persons named in the enclosed forms of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment. A vote to approve the postponement or adjournment of the Special Meeting to solicit additional proxies or to allow additional time for the satisfaction of conditions to the Sale of Assets will require the approval of a majority of total number of votes actually voting.

REVOCABILITY OF PROXIES

         Any proxy given by a holder of record pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of Sunland, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy originally filed, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of Sunland before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to Sunland at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064, Attention:
Secretary, or hand delivered to the Secretary of Sunland at or before the taking of the vote at the Special Meeting. If you hold your shares in "street name" and have instructed a broker to vote your shares, you must follow the instructions received from your broker as to how to change your vote.

SOLICITATION OF PROXIES

         All of our expenses for the solicitation of proxies, including the cost of mailing this Proxy Statement to our stockholders, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited from stockholders by directors, officers and employees of Sunland in person or by telephone or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. We may retain a proxy solicitation firm for assistance in connection with the solicitation of proxies for the Special Meeting. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for the forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and we will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.

         A number of brokerage firms and banks offer Internet voting options. The Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Specific instructions to be followed by owners of shares of common stock held in street name will be provided by your broker. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from telephone companies and Internet access providers, that must be borne by the stockholder. If you hold your shares in street name and have instructed your broker to vote your shares, you must follow the instructions received from your broker as to how to change your vote.

BOARD RECOMMENDATIONS


                  FOR THE REASONS SET FORTH IN THIS PROXY STATEMENT, THE BOARD OF DIRECTORS OF SUNLAND HAS CONCLUDED THAT THE SALE OF ASSETS, THE CORPORATE REORGANIZATION, THE 2003 PLAN AND THE ADJOURNMENT PROPOSAL ARE IN THE BEST INTERESTS OF SUNLAND AND THE SUNLAND STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SUNLAND STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE SALE OF ASSETS PURSUANT TO THE ASSET PURCHASE AGREEMENT, "FOR" THE APPROVAL OF THE CORPORATE REORGANIZATION, "FOR" THE APPROVAL OF THE 2003 PLAN AND "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

                                 PROPOSAL NO. 1:
                               THE SALE OF ASSETS

GENERAL

         Our Board of Directors has unanimously approved the Asset Purchase Agreement entered into on April 10, 2003 by and between us, PM and FLAC. Pursuant to the Asset Purchase Agreement, we will sell the PM film library and its related assets to FLAC.

BACKGROUND OF THE SALE OF ASSETS


         Together with our subsidiaries, Sunland Entertainment, Inc. (formerly Harvey Comics, Inc.) and Pepin/Merhi Entertainment Group, Inc. ("PM"), we have historically owned and exploited motion picture product and related intellectual property. In the past, this included a library of widely recognized classic characters and a related film library of animated short features. After the sale of a significant film library in June 2001, our operations have been limited to the exploitation of a film library held by our wholly-owned subsidiary, PM, which we acquired in April 2000 (the "Business"). On May 20, 2003, our wholly-owned subsidiary, Trestle Acquisition Corp., a Delaware corporation (which we refer to as "TAC"), completed the acquisition of substantially all of the assets of Trestle Corporation, a Delaware corporation ("Trestle"), and certain other assets, pursuant to an Asset Purchase Agreement dated April 16, 2002, as amended. Trestle develops and sells digital imaging and network medicine applications to the life sciences markets. Its products, MedReach and MedMicroscopy, both link dispersed users with each other, information databases, and analytical tools. This improved integration drives cost savings and process efficiencies, reduces time to market for new drugs, improves patient care, and increases revenue. We refer to the acquisition of the Trestle assets in this Proxy Statement as the "Trestle Acquisition."


         Due to depressed market conditions, after our sale of the Harvey film library in June 2001, we decided not to finance new film product as our Board of Directors determined that this level of investment, in an industry that is highly mature and is dominated by large, well-financed competitors, was not appropriate and yielded speculative returns. As such, and as a result of significant changes occurring in the entertainment industry in general, and the motion picture industry in particular, primarily due to technological developments, shifting consumer tastes and the popularity and availability of other forms of entertainment, we have experienced continuing operating losses.

         In light of our continuing operating losses, our board of directors, together with management, previously concluded that it had become necessary to redirect our company to address a changing competitive landscape. Therefore, after extensive discussion, the board directed senior management to analyze and review potential strategic transactions to raise capital, form strategic partnerships and/or identify mutual alliances in order to preserve our viability and to enhance stockholder value.

         In June 2001, we retained Houlihan Lokey Howard & Zukin Capital, a financial advisor ("Houlihan Lokey"), to identify and seek out potential strategic transactions. Our board and senior management selected Houlihan Lokey based on their reputation and experience in transactions involving entertainment and other media companies. Houlihan Lokey investigated at least ten possible alliances. However, these entities communicated only their interest in forming alliances by way of general inquiries and other requests for information involving our library. These general inquiries did not arise to additional discussions. We terminated our relationship with Houlihan Lokey in February 2002, although we continued to explore potential strategic transactions and other business opportunities, including a potential sale of the PM film library.


         On September 18, 2002, our Board of Directors formed a Special Committee (which we refer to as the "Committee") to be comprised of our directors Michael Doherty and William Dallas, to identify and review the viability of all potential strategic transactions, and to utilize outside consultants to the extent necessary to evaluate any such potential transactions. Upon a successful review by the Committee, the Committee was directed to recommend potential transactions to the full Board of Directors.

         From October through December 2002, the Committee met on several occasions and maintained ongoing and lengthy discussions with our legal and financial advisors, including our outside corporate counsel, Gary Freeman, a current Co-President and our Chief Financial Officer who at that time served as an outside financial consultant, and David Weiner, a current Co-President who at that time served as an outside business consultant, regarding all potential strategic alternatives that may be available to us, including potential transactions with our preferred stockholders, their affiliates or other third parties, including the potential merger or acquisition of us by those holders, affiliates or third parties, and/or their ability or interest to provide additional capital to or invest in our company, and alliances with entities willing to manage our assets, none of which provided a viable alternative at that time because these parties:

         o        did  not  present  us  with  any   proposal  for  a  potential
                  transaction;

         o        subsequently retracted their interest in us; and/or

         o demonstrated poor historical financial performance, or otherwise lacked established business operations or successful business strategies, and therefore did not demonstrate to the satisfaction of the Committee their ability to obtain the necessary financing to complete a transaction or to manage our assets in a manner that would increase revenues or stockholder value in general.

         Film Library Acquisition Corporation ("FLAC"), a Delaware corporation, was formed in December 2002 for the purpose of acquiring, owning and managing films and film libraries and for such other purposes which are permissible under the laws of the State of Delaware. One of the principals of FLAC contacted an unaffiliated entertainment executive and indicated his interest in acquiring and operating film libraries. That executive later contacted our former Chairman and Chief Executive Officer, Roger Burlage, and described FLAC to Mr. Burlage. Mr. Burlage subsequently contacted FLAC and its principals. FLAC is not in any manner related to, or an affiliate of, any of our directors or officers, or to our knowledge, any of our significant stockholders. After several discussions with Mr. Burlage, and based on information related to the PM film library that was provided to FLAC, including its specific titles, expected sales and current licensing arrangements, on December 16, 2002, FLAC independently presented us with a non-binding letter of intent that overviewed the terms upon which it desired to acquire the PM film library. The letter discussed the overall acquisition terms, FLAC's sources of financing, confidentiality obligations, and due diligence timing requirements, among other matters. Overall, the terms in the letter of intent formed the basis, and comprised the materials terms, upon which the transaction was ultimately entered into, subject to the parties' mutual negotiation of the Asset Purchase Agreement

         On December 18, 2002, the Board of Directors, including the Committee, held a special meeting to discuss a proposed FLAC transaction. At the meeting, the Board considered a number of relevant financial and operational issues, including, among others:

         o a review of our results of operations and financial condition, including our recent operating losses;

         o        our  lack  of  any  other   viable   financing   or  strategic
                  transactions;

         o        our declining cash balances;

         o the Board's determination of the value of our PM film library based on its experience in overseeing our operations over time;

         o anticipated sales arising from the exploitation of the PM film library; and

         o        the general economic downturn.

         As a result of these considerations, the Board determined that a transaction with FLAC presented the best opportunity for us and was in the best interests of us and our stockholders. Therefore, the Board directed senior management to finalize the non-binding letter of intent with FLAC consistent with the terms discussed by the Board and in FLAC's original letter. Those terms ultimately consisted of the material terms upon which the Sale of Assets was entered into.


         Throughout the remainder of December 2002 and January 2003, representatives of FLAC conducted extensive due diligence reviews of the PM film library. Additionally, during January 2003, FLAC indicated on a number of occasions that they were willing to proceed with the purchase of the assets consisting of the PM film library, and the assumption of certain associated liabilities related to those assets, for the price of $6,000,000, and that they had the immediate capital resources to consummate a proposed transaction.

         In February and March of 2003, our legal counsel negotiated the proposed Asset Purchase Agreement with counsel to FLAC.

         On March 27, 2003, the Board of Directors held a special meeting to consider the Sale of Assets, the Asset Purchase Agreement and the transactions contemplated thereby. In light of the Board's earlier considerations, and considering our continuing losses, our expected losses in 2003 and our current cash position, our Board of Directors determined that it would be in our best interests and in the best interests of our stockholders to pursue a transaction that would allow us to exit the entertainment industry at a fair valuation, and provide us with the ability to successfully operate new businesses with significantly greater growth prospects than those we can reasonably expect from our current operations. The section "Board of Directors' Reasons for the Sale of Assets and the Corporate Reorganization" also discusses the considerations made by the Board and its recommendations. As such, after further negotiations and consultation with its legal and financial advisors, the Board of Directors approved the execution of the Asset Purchase Agreement subject to stockholder approval.


         In April 2003, we retained The Mentor Group, Inc. ("TMG") to render an opinion to the Board of Directors (the "Board") that (i) the consideration to be received by us in the Sale of Assets, and (ii) the Sale of Assets, the Corporate Reorganization and the Trestle Acquisition (which we describe later in this Proxy Statement), viewed together, are fair, from a financial point of view, to the holders of our Common Stock. The Board retained TMG based upon TMG's experience in the valuation of businesses and their securities in connection with recapitalizations and similar transactions. TMG is a recognized valuation firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings, and private placements of debt and equity securities.

         In April 2003, TMG orally advised the Board that, subject to customary limitations it would later describe in its written opinion, all of which are identified in TMG's written opinion delivered to us and attached to this Proxy Statement as Appendix "C," (i) the consideration, including cash in the amount of $6 million and the assumption by FLAC of certain liabilities of the Business, to be received by us in the Sale of Assets, and (ii) the Sale of Assets, Corporate Reorganization, and Trestle Acquisition, viewed together, are fair, from a financial point of view, to the holders of our Common Stock.


         On April 10, 2003, we, PM and FLAC entered into the Asset Purchase Agreement.

         On May 5, 2003, TMG delivered its written opinion to us.

THE ASSET PURCHASE AGREEMENT


         The  following  brief  description  of the terms of the Asset  Purchase
Agreement contains summaries of certain provisions of the Asset Purchase Agreement. This summary description contains all of the material terms of the Asset Purchase Agreement, however, this summary does not purport to replace the actual terms of that agreement, is not complete, and is qualified in its entirety by the full text of the Asset Purchase Agreement, which is incorporated into this Proxy Statement by reference and is attached as Appendix "A".


         SALE OF ASSETS. The effect of the Sale of Assets is that we and PM (the "Sellers") will sell and FLAC agrees to purchase, at the closing, our respective rights in and to the PM film library and its related assets (the "Assets") that are used in connection with our worldwide exploitation of that library (the "Business"), as those Assets existed on and after February 1, 2003 (the "Cut-Off Date"). The Assets include, without limitation, the following:

         o FILM LIBRARY - all right, title and interest of the Sellers in and to the programming library as it exists on the Cut-Off Date, including, without limitation, one hundred and thirty
                  (130) film titles and two (2) television series with seventy-four (74) episodes (collectively and individually as to each film or program, the "Film Library");

         o ASSETS ASSOCIATED WITH THE FILM LIBRARY - all right, title and interest of the Sellers in and to the assets associated with the Film Library, including all inventories of films, videos, DVDs and other similar products, availability schedules, historical information, and film elements;

         o ACCOUNTS RECEIVABLE - all accounts receivable and other receivables or right to payment of any nature whatsoever relating to the Business existing on the Cut-Off Date and all such items arising thereafter;

         o CASH AND CASH EQUIVALENTS - cash and cash equivalents of Sellers received from the Business on and after the Cut-Off Date;

         o ACCOUNTING SYSTEMS - our I-Rights Management System and related accounting systems;

         o ASSUMED CONTRACTS - all right, title and interest of the Sellers in and to certain assumed contracts (the "Assumed Contracts");

         o INTELLECTUAL PROPERTY - all (i) trademarks and service marks, and the goodwill associated therewith, (ii) trade names, and the goodwill associated therewith, and related internet domain names, and (iii) copyrights, related to the Film Library and its related assets;

         o        GOODWILL - all goodwill of the Sellers in the Business;

         o BUSINESS RECORDS - all books and records related to or arising from the Business, and any other trade secrets, confidential or proprietary information pertaining to the Business;

         o CLAIMS - all claims and causes of action relating to the Business, the Film Library or other Assets;

         o PERMITS AND LICENSES - all permits and licenses obtained from any governmental entity or professional or trade organization utilized in operating the Business;

         o THIRD PARTY WARRANTIES - all third party warranties and guarantees with respect to any of the Assets; and

         o INSURANCE PROCEEDS - all rights to receive insurance proceeds relating to the damage, destruction or impairment of any of the Assets on or subsequent to the Cut-Off Date.

         However, the Assets will not include certain assets of Sunland or PM which are listed in the Asset Purchase Agreement as EXCLUDED ASSETS. The Excluded Assets include the following:

         o CERTAIN CASH AND CASH EQUIVALENTS - all cash and cash equivalents of the Sellers arising from the Business received prior to the Cut-Off Date and certain specified amounts received after the Cut-Off Date;

         o ORIGINAL RECORDS - all original versions of accounting, financial and fiscal records;

         o PREPAID TAXES - all rights to recover any prepaid Taxes relating to periods following the closing date and to receive any refunds of prepaid Taxes relating to periods ending on or before the closing date;

         o ASSETS NOT USED IN BUSINESS - assets of Sellers that are not used or held for use by Sellers in connection with the Business;

         o PENSION AND BENEFIT PLANS - any pension or profit sharing plans, and the assets thereof, and all other employee benefit plans or arrangements and the assets thereof;

         o REAL PROPERTY LEASES - any real property and leases of, and other interests in, real property of Sellers, including, without limitation, deposits relating thereto;

         o CAPITAL STOCK - any capital stock or other equity interests of Sellers or any of their Affiliates;

         o SECURITIES AND EQUIPMENT - all securities and equipment of Sunland and its various subsidiaries;

         o RIGHTS TO EMPLOYEES - any rights with respect to Sellers' employees or any employee benefit plans of Sellers; and

         o INSURANCE PROCEEDS - all rights to receive insurance proceeds relating to the damage, destruction or impairment of any of the Assets prior to the Cut-Off Date.

         Subject to the terms and conditions contained in the Asset Purchase Agreement, FLAC has agreed to assume, pay and perform when due certain liabilities and obligations of the Sellers as of the Cut-Off Date and for all periods thereafter (the "Assumed Liabilities"). These Assumed Liabilities include the following:

         o        ACCOUNTS  PAYABLE  -  specified   accounts  payable  and  open
                  purchase orders;

         o THIRD PARTY PAYMENTS - all commissions, residuals, participations, guild payments and other third party payments arising in the generation of accounts receivables for which payment was not yet due as of the Cut-Off Date;

         o MARKETING AND DELIVERY COSTS - the direct costs and expenses of marketing and delivering the Film Library, in the ordinary course of business;

         o OBLIGATIONS ARISING UNDER ASSUMED CONTRACTS - all obligations arising or coming due under the Assumed Contracts in accordance with their terms with respect to acts or services to be performed under such Assumed Contracts after the Cut-Off Date;

         o OBLIGATIONS ARISING IN CONNECTION WITH "THE TUNNEL" - all obligations arising or coming due in respect of the feature film, "The Tunnel";

         o        REIMBURSABLE DEPOSITS - specified reimbursable deposits;

         o COSTS OF MAINTAINING THE INTELLECTUAL PROPERTY - the costs and expenses of maintaining or preserving the intellectual property included in the Film Library and its related assets; and

         o AMERICAN FILM MARKET RELATED COSTS - all costs and expenses of the February 2003 American Film Market, regardless of when such expenses were actually paid (including such expenses paid prior to the Cut-Off Date); and

         o GUILD OBLIGATIONS - all obligations to any guilds or similar organizations, including without limitation, the Screen Actors Guild, the Writers Guild of America and the Directors Guild of America, in connection with the exploitation of the Film Library from and after the Cut-Off Date.

         From the period commencing with the Cut-Off Date through the closing of the Sale of Assets, we and PM will use any cash collected by us from our operation of the Assets for the benefit of FLAC to pay any Assumed Liabilities that come due during that period. However, except with respect to commissions, residuals or third party participations, our expenditures related to the payment of Assumed Liabilities on behalf of FLAC during this period are limited to $105,000 per month. Any expenditures exceeding those amounts, but intended to be paid with respect to Assumed Liabilities on behalf of FLAC, will require FLAC's prior consent, which it may not unreasonably withhold.

         FLAC will not assume certain liabilities of the Business, which include, among other items:

         o any liabilities for taxes of Sellers, or in the case of the Business, any taxes relating to periods ending on or prior to the closing date;

         o liabilities or obligations incurred on behalf of or owed to any employee as of the closing date or incurred in connection with any employee benefit plan;

         o        liabilities  for fees and  expenses of Sellers or the Business
                  with  respect  to  the  Asset   Purchase   Agreement  and  the
                  transactions contemplated by that agreement;

         o any liabilities of Sellers with respect to unpaid laboratory costs, tape duplication costs or unpaid advances, guaranties or deferments in connection with any film contract;

         o        any    liability   of   Sellers   with   respect   to   unpaid
                  synchronization or music license fees or other materials used in the Film Library prior to the closing date;

         o any liability of Sellers with respect to unpaid production costs arising prior to the closing date; and

         o        any other  liabilities  or  obligations  that are not  Assumed
                  Liabilities.

         EFFECTIVE TIME. The Sale of Assets will occur on the date and at the time of the closing. It is anticipated that the effective time of the Sale of Assets will occur on or about Tuesday, August 12, 2003.


         THE PURCHASE PRICE. The purchase price consists of $6,000,000, which FLAC will pay and deliver, or cause to be paid and delivered, at the closing, as follows:

         o to Sunland, cash in the amount of $5,250,000, including $750,000 that was deposited by FLAC into an escrow upon signing the Asset Purchase Agreement as an earnest money deposit which we will receive at closing; and

         o into escrow, cash in the amount of $750,000 to be held by the escrow agent to satisfy certain indemnity claims and other obligations, or otherwise delivered to Sunland, pursuant to the terms of the Asset Purchase Agreement and an escrow agreement to be executed by Sunland, PM and FLAC at the closing.

         The purchase price will be subject to those certain purchase price adjustment provisions outlined in the Asset Purchase Agreement.

         At the closing, FLAC will also deliver to us and PM an instrument by which FLAC shall assume and agree to perform and discharge the Assumed Liabilities.

         REPRESENTATIONS AND WARRANTIES. These provisions of the Asset Purchase Agreement contain customary representations and warranties relating to, among other things:

         o        organization and similar corporate matters;

         o        authorization,    execution,    delivery,    performance   and
                  enforceability of the Asset Purchase Agreement and related matters;

         o        accounts receivable and assumed liabilities;

         o operation of the Business in the ordinary course through the closing date;

         o        taxes;

         o        licenses,   permits  and   authorizations   required  for  the
                  ownership of the purchased assets;

         o        title to assets;

         o        intellectual property;

         o retirement and other employee plans and matters relating to the Employee Retirement Income Security Act of 1974, as amended;

         o        litigation;

         o absence of certain material adverse events, changes, effects or undisclosed liabilities;

         o required compliance, consents or approvals, and violations of any agreements or laws;

         o        insurance;

         o        condition of the purchased assets;

         o        other disclosures.

         COVENANTS. Sunland and PM agreed to seek stockholder approval of the Sale of Assets by special meeting of stockholders. Sunland, PM and FLAC each further agreed to use reasonable best efforts to cause to occur all conditions within its control in order to consummate the Sale of Assets. Sunland and PM agreed to conduct operations of the Business in the ordinary course of the business during the period leading to the closing. Sunland and PM agreed to allow FLAC access to their respective books and records and to provide other necessary financial information and operating data. Sunland and PM agreed that they will not solicit or entertain any other purchase proposal from a third party. Under the Asset Purchase Agreement, Sunland further agreed, among other things, to prepare this Proxy Statement.

         CONDITIONS OF THE SALE OF ASSETS. The respective obligations of Sunland, PM and FLAC to consummate the Sale of Assets are subject to certain conditions, or waiver of those conditions including, without limitation:

         o the truth and accuracy of the representations and warranties of Sunland and PM, and of FLAC;

         o        performance of all covenants by Sunland, PM and FLAC;

         o        delivery of opinions of counsel of each of Sunland and FLAC;

         o        approval by Sunland's stockholders;

         o the absence of litigation or any injunction issued concerning the Sale of Assets;

         o        the absence of any material  adverse  change in the  Business;
                  and

         o        FLAC shall have assumed our various guild agreements.

         TERMINATION. The Asset Purchase Agreement may be terminated, and the Sale of Assets abandoned, at any time prior to the closing:

         o        by written mutual consent of Sunland, PM and FLAC;

         o by Sunland and PM, or FLAC, so long as neither is in material breach of their respective obligations, if

                  o the closing shall not have occurred on or before September 30, 2003; or

                  o        Sunland fails to receive shareholder approval; or

                  o Sunland and PM approve or recommend to Sunland's stockholders a bona fide acquisition of the PM film library to a person other than the FLAC.

         o by Sunland and PM, if FLAC cannot satisfy its conditions to closing by September 30, 2003;

         o        by FLAC, if

         o Sunland and PM cannot satisfy their respective conditions to closing by September 30, 2003; or

         o Sunland and PM approve or recommend to Sunland's stockholders a bona fide acquisition of the PM film library to a person other than the FLAC.

         EFFECT OF TERMINATION.  If the Agreement is terminated,

         o by FLAC as a result of any breach by us or PM of our respective obligations;

         o by either party as a result of our failure to receive stockholder approval; or

         o by either party as a result of our considering, negotiating, discussing, approving or recommending to our stockholders any alternate acquisition, tender or exchange offer;

then, as FLAC's sole and exclusive remedy and as liquidated damages, Sunland and PM will (i) reimburse FLAC for all documented reasonable out-of-pocket costs and expenses incurred by FLAC in connection with the transactions contemplated by the Asset Purchase Agreement in an amount not to exceed $250,000 and (ii) pay to FLAC a break-up fee of $300,000.

         If the Asset Purchase Agreement is terminated by Sunland and PM as a result of any breach by FLAC of its obligations under the agreement, then as Sunland and PM's sole and exclusive remedy and as liquidated damages, Sunland and PM will receive the $750,000 deposited by FLAC into an escrow upon signing the Asset Purchase Agreement as an earnest money deposit.

         EXPENSES. Sunland, PM and FLAC will each pay all of their own costs and expenses incurred in connection with the transactions contemplated hereby including, without limitation, all fees and expenses of attorneys, accountants and financial advisors.

         ASSIGNABILITY. Prior to closing, neither FLAC, on the one hand, or us or PM, on the other, may assign any of our respective rights or delegate our respective duties under the Asset Purchase Agreement without the prior written consent of the other, provided, however, FLAC may assign its rights or delegate its duties to any of its affiliates without obtaining our prior consent.

ACCOUNTING TREATMENT

         The Sale of Assets is intended to be treated as a "disposition" in accordance with accounting principles generally accepted in the United States.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE SALE OF ASSETS TO SUNLAND STOCKHOLDERS

         There are no tax consequences to the Sunland stockholders as a result of the Sale of Assets.

REGULATORY APPROVALS

         Sunland is not aware of any material governmental or regulatory approval required for completion of the Sale of Assets, other than compliance with applicable corporate law of the State of Delaware.

VOTE REQUIRED TO APPROVE THE SALE OF ASSETS


         Our Board of Directors has fixed the close of business on June 26, 2003, as the Record Date. Holders of record of shares of our Common Stock and our Preferred Stock are entitled to notice of and to vote at the Special Meeting. Holders of Common Stock are entitled to cast one vote for each share of Common Stock held by such holders on the record date on all matters to be considered at the Special Meeting. When voting together with the holders of the Common Stock, holders of Series A Preferred Stock and Series B Preferred Stock, are entitled to cast a number of votes equal to the number of shares of Common Stock into which each share of such Preferred Stock is then convertible pursuant to their respective terms in our existing Amended and Restated Certificate of Incorporation. As of the record date, each share of Preferred Stock was convertible into 14.815 shares of Common Stock, and we had approximately 722,507 stockholders of record, including holders of Preferred Stock. In the aggregate, the holders of Preferred Stock held approximately 37% of the issued and outstanding shares of Common Stock on an as-converted-to-Common-Stock basis as of the record date. When voting individually as separate classes, each share of the respective Preferred Stock is entitled to cast one vote for each share of the respective Preferred Stock held by such holders on the record date on all matters to be considered at the Special Meeting.


         The affirmative vote of the holders of at least a majority of the outstanding shares of (i) Common Stock, including the outstanding shares of
Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock, each as of the record date, is required to approve the Sale of Assets pursuant to the Asset Purchase Agreement.

         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at the Special Meeting. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting and any business may be transacted which might have been transacted at the Special Meeting as originally notified.

         If we cannot obtain the necessary approval to complete the Sale of Assets, the Company will continue to operate as a scaled-back business focusing on the sale and licensing of the PM film library, but will likely continue to experience operating losses. See also "Board of Directors' Reasons for the Sale of Assets AND THE CORPORATE REORGANIZATION."


         The Sale of Assets and the Corporate Reorganization (which we describe later in this Proxy Statement) are not contingent upon one another. Therefore, a vote "FOR" or "AGAINST" the Sale of Assets does not affect the outcome of the vote on the proposal to effect the Corporate Reorganization. Correspondingly, a vote "FOR" or "AGAINST" the Corporate Reorganization does not affect the outcome of the vote on the proposal to effect the Sale of Assets. Therefore, if you approve the Sale of Assets, you are not necessarily approving the Corporate Reorganization unless you affirmatively vote "FOR" that proposal.

         Notwithstanding the fact that the proposals described above are not contingent upon one another, if our stockholders approve the Sale of Assets and fail to approve the Corporate Reorganization, the holders of our Preferred Stock will likely not waive their rights to the proceeds of liquidation to be received by them upon the Sale of Assets and we will have no operating capital and will be required to either liquidate and dissolve, take steps to protect our assets on behalf of our creditors, or otherwise succumb to significant demands that may be presented by those holders, including additional cash compensation or a more significant adjustment to our capitalization.

                                 PROPOSAL NO. 2:
                            CORPORATE REORGANIZATION

GENERAL


         In connection with the Sale of Assets, our Board of Directors has unanimously approved a corporate reorganization whereby (i) a cash distribution will be made to holders of our Series A Preferred Stock and Series B Preferred Stock equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000, and
(ii) immediately thereafter, we will change our name to Trestle Corporation, or such other name as is determined by our Board of Directors, and all issued and outstanding shares of our Series A Preferred Stock and Series B Preferred Stock, including any accrued but unpaid dividends thereon, will be converted to 85% of our issued and outstanding Common Stock. The following brief description of the terms of the Corporate Reorganization contains summaries of certain provisions of the proposed Second Amended and Restated Certificate of Incorporation. This summary description does not purport to be complete and is qualified in its entirety by the full text of the Second Amended and Restated Certificate of Incorporation, a form of which is incorporated into this Proxy Statement by reference and is attached as Appendix "B".


EFFECT OF THE SALE OF ASSETS


         After the sale of a significant film library in June 2001, our operations through May 2003 have been limited to the exploitation of a film library held by our wholly-owned subsidiary, PM, which we acquired in April 2000. In May 2003, we acquired the assets of Trestle Corporation (which we refer to as "Trestle"), a transaction which we describe later in this Proxy Statement. Prior to acquiring the assets of Trestle, the PM film library's fair market value, i.e., based on what a willing buyer would pay for that asset in the marketplace, was equal to $6,000,000, and we had approximately $2,000,000 in cash. As a result, on a consolidated basis, the library constituted approximately 70% of the value of all of our assets and approximately 91% of the value of our non-cash assets. Moreover, from a qualitative perspective, the PM film library consisted of our principal and only line of business. Indeed, since June 2001, the library was our only source of income and served as the sole purpose of our operations. After the acquisition of the assets of Trestle, we have merely substituted one asset - cash, in place of other operating assets - the assets of Trestle. However, the relative value of the assets remains substantially similar. As a result of a bidding procedure supervised by the bankruptcy court administering Trestle's Chapter 11 restructuring, our wholly owned subsidiary emerged as the successful bidder and purchased the Trestle assets at fair value for $1,250,000. At the same time, the value of the PM film library continues to be $6,000,000, and we currently have approximately $800,000 in cash. Therefore, notwithstanding the acquisition of the assets of Trestle, quantitatively, on a consolidated basis, the PM film library constitutes approximately 69% of the value of all of our assets and approximately 76% of the value of our non-cash assets.

         From a qualitative perspective, the analysis is similar. Through May 20, 2003, the PM film library consisted of our principal and only line of business, and since June 2001, it has served as our only source of income and the ultimate purpose of our operations. Indeed, the sale of the PM film library continues to be out of the ordinary, as we are not in the business of buying and selling assets, and it substantially affects our corporate existence and purpose because after the sale, we will have successfully liquidated all of our entertainment assets, assets that we have been operating since the existence of our predecessor entity - Harvey Entertainment, and will be entering into an entirely new business strategy in an entirely new industry. Moreover, with respect to the Trestle assets, notwithstanding the price paid by us, the true value of those assets is yet to be determined. Trestle's industry is highly speculative, evolving, and will require significant investment - both in operations and technology development. Thus, having acquired the Trestle assets only one month prior to the date of this Proxy Statement, it is too early to determine the significance or the value, if any, those assets will ultimately represent qualitatively. As such, the PM film library continues to constitute substantially all of our assets.

         Section 4 of Article  VIII of our Amended and Restated  Certificate  of
Incorporation provides that in the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive out of our assets an amount equal to any accrued and unpaid dividends, whether or not declared, without interest, plus a sum equal to $100.00 per share, and no more (the "Series A Liquidation Amount"), before any payment will be made or any assets distributed to the holders of Common Stock or any other capital stock of the corporation. For purposes of that
Section 4, the sale of all or substantially all of our assets, such as that contemplated by the sale of the PM film library, is deemed to be a liquidation, dissolution or winding up of us. Therefore, the consummation of that sale would provide the holders of Series A Preferred Stock with a right to demand and collect the Series A Liquidation Amount.

         Additionally, Section 4 of Article IX of our Amended and Restated Certificate of Incorporation provides that in the event of our liquidation, dissolution or winding up, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to receive, at their election, either: (A) out of the assets of the corporation an amount equal to any accrued and unpaid dividends, whether or not declared, without interest, plus a sum equal to $100.00 per share, and no more (the "Series B Liquidation Amount," and together with the Series A Liquidation Amount, the "Liquidation Amount"), before any payment will be made or any assets distributed to the holders of Common Stock or any other capital stock of the corporation, or (B) the amount they would receive as if the Series B Preferred Stock had been converted into Common Stock. The liquidation triggered by the sale of the PM film library with respect to our Series A Preferred Stock would effectively cause our actual liquidation, and therefore trigger the rights of the holders of Series B Preferred Stock to demand and collect the Series B Liquidation Amount.

         As  of  the  record  date,   the  aggregate   Liquidation   Amount  was
$18,023,000.

         Because the consummation of the Sale of Assets would not provide us with enough capital to pay the Liquidation Amount to the holders of our Preferred Stock, if our stockholders approve the Sale of Assets and fail to approve the Corporate Reorganization, the holders of our Preferred Stock will have the right to demand all of the proceeds from that sale, in addition to our actual liquidation to the extent the proceeds do not satisfy their currently accrued Liquidation Amount. Therefore, if the Corporate Reorganization is not affected and the holders of our Preferred Stock demand their respective Liquidation Amount upon the consummation of the Sale of Assets, we will have no operating capital and will be required to liquidate our assets to satisfy the Liquidation Amounts, take steps to protect our assets on behalf of our creditors, or otherwise succumb to significant demands that may be presented by the holders of our Preferred Stock, including additional cash compensation or a more significant adjustment to our capitalization.


WAIVER BY PREFERRED STOCK


         Because of the effect that the Sale of Assets would have on us in terms of providing the holders of Preferred Stock the right to demand the proceeds of the Sale of Assets, as well as our outright liquidation, our Board of Directors and management had several informal discussions with holders of our Preferred Stock to explore whether they would be amendable to an alternative to their rights in and to their respective Liquidation Amounts. As a result of those discussions, the Board believes, although it has not received any definitive oral or written confirmation, that the majority of the holders of our Preferred Stock will waive their rights in their respective Liquidation Amounts if

         o we pay to those holders of Preferred Stock, their pro rata portion, based on our current capitalization, a cash distribution equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000 (the "Preferred Stock Distribution"); and

         o our holders of Common Stock approve a reorganization whereby all shares of our Preferred Stock issued and outstanding immediately prior to the reorganization, including any accrued but unpaid dividends thereon, would convert to 85% of our issued and outstanding Common Stock immediately following the reorganization.

         The terms of the reorganization, including the decision to convert the shares of our Preferred Stock to 85% of our issued and outstanding Common Stock immediately following the reorganization, were determined by our Board of Directors after analyzing the following, among other factors:

         o the effect of the Sale of Assets on our ongoing operations and in particular, the possibility of a demanded liquidation,

         o a capitalization that would compensate the holders of our Preferred Stock for abandoning their rights to dividends and preferences upon liquidation, and in voting, while preserving a meaningful investment for our holders of Common Stock, and

         o the potential for us to successfully operate new businesses with significantly greater growth prospects than those we can reasonably expect from the PM film library.

         Therefore, to enable all of our stockholders to maximize the value of their investment in us, our Board of Directors has recommended the Corporate Reorganization. See also "Board of Directors' Reasons for the Sale of Assets AND THE CORPORATE REORGANIZATION."

TRESTLE ACQUISITION

         The determination to effect the Preferred Stock Distribution is based in part on the desire of the holders of the Preferred Stock to receive some payment in return on their investment of an amount in excess of that which is required to finance our ongoing business strategy. In that regard, the determination is also based in part on our assessment of a business acquisition which we completed on May 20, 2003 (the "Trestle Acquisition"). The assessment may be revised as may be in the future determined by our Board of Directors. Notwithstanding our assessment of the Preferred Stock Distribution, the Sale of Assets and the Corporate Reorganization are entirely independent of the Trestle Acquisition, which we have already closed, and we intend to take action on those proposals. Additionally, the Trestle Acquisition was not contingent upon the Sale of Assets or the Corporate Reorganization, the proceeds from the Sale of Assets were not required to conclude the Trestle Acquisition as we had sufficient operating cash to consummate that transaction, and we would have consummated that transaction notwithstanding whether or not we ultimately approve the Sale of Assets and/or the Corporate Reorganization.

         BACKGROUND TO TRESTLE ACQUISITION. On May 20, 2003, our wholly-owned subsidiary, Trestle Acquisition Corp., a Delaware corporation (which we refer to as "TAC"), completed the acquisition of substantially all of the assets of Trestle Corporation, a Delaware corporation ("Trestle"), and certain assets of Med Diversified, Inc., a Nevada corporation and parent corporation of Trestle ("Med"), and two of Med's subsidiaries (together with Trestle and Med, the "Trestle Sellers"), pursuant to an Asset Purchase Agreement dated April 16, 2002 (the "TAC Agreement"), as amended, by and among TAC, Trestle and Med. Trestle and Med are debtors in possession in Chapter 11 bankruptcy cases currently pending before a U.S. Bankruptcy Court in New York. That court approved the acquisition on May 12, 2003. Under the terms of the acquisition, TAC paid the Sellers $1,250,000 in cash, $100,000 of which was previously deposited into escrow as an earnest money deposit, and assumed certain liabilities of Trestle. Trestle's business has historically been in the telepathology and medical device industries. Trestle develops and sells digital imaging and network medicine applications to the life sciences markets. Its products, MedReach and MedMicroscopy, both link dispersed users with each other, information databases, and analytical tools. This improved integration drives cost savings and process efficiencies, reduces time to market for new drugs, improves patient care, and increases revenue. We refer to Trestle's business in this Proxy Statement as the "Trestle Business." We and TAC anticipate operating the Trestle Business in a substantially similar manner as it has previously been operated.





         To facilitate the transition and operation of the Trestle Business, immediately following the closing, we entered into employment term sheets with two of the former executives of Trestle. We hired Andrew Borsanyi, Trestle's former President, as a Co-President of us and TAC. Additionally, our Board of Directors elected Mr. Borsanyi to our Board and to the Board of TAC in accordance with our respective Bylaws. We also hired Jack Zeineh, Trestle's former Chief Science Officer, as the Chief Science Officer of us and TAC.

         The material terms of the TAC Agreement were as follows:

         o TRESTLE ASSETS. The Trestle Assets included all right, title and interest of the Trestle Sellers, free and clear of any liens or other encumbrances, in and to the following, as it related to the Trestle Business and as the same existed on the closing date, May 20, 2003: (a) all intellectual property, (b) all tangible personal property, (c) all accounts receivable existing on the closing date and arising thereafter, (d) cash and cash equivalents of the Trestle Sellers received from the Trestle Business prior to, and existing on, the closing date in an amount not less than $135,000, (e) cash and cash equivalents of the Trestle Sellers received from the Trestle Business on and after the closing date, (f) certain real and personal property lease agreements and leasehold improvements,
                  (g) all software and the contracts related thereto used or held for use in or relating to the Trestle Business, (h) all right, title and interest of the Trestle Sellers in and to certain assumed contracts (the "Trestle Assumed Contracts"),
                  (i) all goodwill of the Trestle Sellers in the Trestle Business, (j) all books and records relating to the Trestle Assets, and any other trade secrets, confidential or proprietary information pertaining to the Trestle Business,
                  (j) certain claims and causes of action relating to the Trestle Business, the Trestle Business' intellectual property or other assets, (k) all permits and licenses utilized in operating the Trestle Business, (l) any third party warranties and guarantees with respect to any of the Trestle Assets, and
                  (m) all rights to receive insurance proceeds relating to the damage, destruction or impairment of any of the Trestle Assets subsequent to the date of the TAC Agreement but prior to the closing date.

         o EXCLUDED ASSETS. The Trestle Sellers did not transfer any of their respective assets that are not directly used or held for direct use by them in connection with the Trestle Business.

         o ASSUMED LIABILITIES. At the closing, we agreed to assume: (a) specified liabilities, including accounts payable of the Trestle Sellers, related to the Trestle Business, (b) certain of the obligations of the Trestle Sellers arising under the Trestle Assumed Contracts, in accordance with their terms, after the closing date but only with respect to acts or services to be performed by us, and (c) all costs and expenses of maintaining or preserving the intellectual property related to the Trestle Business from and after the closing date.

         o EXCLUDED LIABILITIES. We did not assume and are not obligated to pay, perform or otherwise discharge any liability or obligation of the Trestle Sellers or any of their affiliates, direct or indirect, known or unknown, absolute or contingent, that is not expressly assumed by us pursuant to the TAC Agreement.

         o CURE AMOUNTS. If there existed at the closing any default on any Trestle Assumed Contract or lease that was required to be cured pursuant to Section 365 of the U.S.

                  Bankruptcy Code, or any pecuniary damage arising from any such default that must have been paid pursuant to Section 365(b) of the U.S. Bankruptcy Code as a condition to the assumption or assignment of that Trestle Assumed Contract or lease, the Trestle Sellers were responsible for payment of any amounts accrued prior to the closing date that were required to cure such default. No such defaults existed as of the closing of the Trestle Acquisition.

         o PURCHASE PRICE. TAC paid One Million Two Hundred Fifty Thousand Dollars ($1,250,000) on the closing date, One Hundred Thousand Dollars ($100,000) of which had already been delivered into escrow as an earnest money deposit.

         o DEPOSIT. Simultaneously with the execution of the TAC Agreement, we delivered an earnest money deposit in the amount of One Hundred Thousand Dollars ($100,000) which was held by counsel for the Trestle Sellers and applied to the Purchase Price at the closing.

         o CLOSING. The consummation of the transactions contemplated by the TAC Agreement occurred on May 20, 2003.

         o BREAKUP FEE. In consideration of the substantial time and expense incurred by us during the due diligence and negotiating process, and because we would not agree to execute the TAC Agreement without the protection of a "Breakup Fee," we were entitled to up to Fifty Thousand Dollars ($50,000) in the event that the Trestle Sellers selected a person or entity other than TAC as the successful bidder and purchaser of the Trestle Assets and the Trestle Business. Because we successfully completed the transaction, we did not receive the Breakup Fee.

         o LIQUIDATED DAMAGES. As the sole and exclusive remedy of the Trestle Sellers in the event the TAC Agreement was terminated pursuant to specified sections identified in that agreement, we would have forfeited an amount equal to the $100,000 deposit we provided upon signing the TAC Agreement. Because we successfully completed the transaction, the $100,000 deposit was delivered to the Trestle Sellers as a portion of the Purchase Price.

         o        REPRESENTATIONS  AND WARRANTIES.  The TAC Agreement  contained
                  customary   representations  and  warranties,   all  of  which
                  terminated at closing.

         EVALUATION OF TRESTLE ACQUISITION. When we identified the Trestle Acquisition, our management and Board of Directors performed an analysis of the potential business opportunity. In evaluating the opportunity, our management and Board considered, to the extent relevant, several factors including:

         o        the potential benefits to us and our stockholders;

         o        our working capital;

         o the financial requirements and availability of additional financing;

         o        Trestle's history of operations;

         o        the nature of present and expected competition;

         o        the quality and experience of Trestle's management;

         o        the need for further research, development or exploration;

         o        the potential for growth and expansion; and

         o        the potential for profits.

         Our management and Board of Directors also considered the fact that, if we conclude the Sale of Assets and the Trestle Acquisition, our only line of business would be the operation of the Trestle Business. Based on the foregoing, among other factors, our Board of Directors, by unanimous vote, approved the Trestle Acquisition and determined that the Trestle Acquisition was fair and in the best interests of us and our stockholders. Our Board of Directors believes that the Trestle Acquisition will provide long term value for our stockholders.


REORGANIZATION


         In order to effect the Corporate Reorganization, our stockholders will be required to:

         o authorize and approve a distribution to our holders of Preferred Stock of the Preferred Stock Distribution; and

         o authorize and approve the Second Amended and Restated Certificate of Incorporation (a form of which is attached to this Proxy Statement as Appendix "B") that, upon filing with the Secretary of State of the State of Delaware, will:

                  o change our name to Trestle Corporation, or such other name as is determined by our Board of Directors;

                  o increase our authorized shares of Common Stock from 1,500,000 to 40,000,000, and increase our authorized shares of Preferred Stock from 1,000,000 to 5,000,000; and

                  o provide for the mandatory conversion of all of our existing Preferred Stock, including any accrued but unpaid dividends thereon, such that each share of Preferred Stock, including any accrued but unpaid dividends thereon, will convert into 142.79 shares of our Common Stock, and in the aggregate, all shares of our Preferred Stock issued and outstanding, including any accrued but unpaid dividends thereon, would convert to 85% of our issued and outstanding Common Stock.

         Our  Board  of  Directors   anticipates   making  the  Preferred  Stock
Distribution immediately prior to filing the Second Amended and Restated Certificate of Incorporation. This is estimated to occur in the third quarter of 2003.

         After the Corporate Reorganization, the current holders of our Common Stock, which currently hold approximately 63% of our issued and outstanding capital stock, including our Preferred Stock, and any accrued but unpaid dividends thereon, on an as-converted-to-Common Stock basis, would hold 15% of our issued and outstanding capital stock.


         Upon the filing of our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, we would no longer have any Preferred Stock issued and outstanding, and holders of any options and/or warrants providing for rights to purchase Common Stock will be entitled to exercise their rights under their respective option and/or warrant agreements subject to, and in accordance with, their respective terms.

         The following table identifies our capitalization as of May 31, 2003, and as it would exist upon the filing of the Second Amended and Restated Certificate of Incorporation (assuming our stockholders also approve the 2003 Stock Incentive Plan that is the subject of Proposal 3 below).

                                                                                   PERCENTAGE OF
                                PERCENTAGE OF                                      CLASS BASED ON    PERCENTAGE OF
                                 CLASS BASED     PERCENTAGE OF   POST-CORPORATE    POST-CORPORATE   CLASS BASED ON
                                  ON CURRENT    CLASS BASED ON   REORGANIZATION    REORGANIZATION   POST-CORPORATE
                   CURRENT      CAPITALIZATION      CURRENT      CAPITALIZATION    CAPITALIZATION   REORGANIZATION
   HOLDERS      CAPITALIZATION       (1)        CAPITALIZATION         (2)              (1)         CAPITALIZATION
------------    --------------  --------------  --------------   --------------    --------------   --------------
Common Stock       455,017           63%             50.5%            455,017           15%               12%

Combined           265,218           37%             29.5%          2,578,430           85%               68%
Preferred
Stock (3)

Options and        180,000 (5)       --              20% (5)          750,000 (6)       --                20% (6)
Warrants (4)

Total              900,235          100%            100%            3,783,447          100%              100%
----------

(1) Not including shares of Common Stock underlying options and/or warrants exercisable within 60 days of May 31, 2003.
(2) The Post-Corporate Reorganization Capitalization is calculated based on the following analysis: (i) the current issued and outstanding shares of Common Stock (455,017) will equal 15% of the issued and outstanding shares of Common Stock immediately following the Corporate Reorganization, (ii) the total issued and outstanding shares of Common Stock must therefore equal 3,033,447 shares (not including any options or warrants exercisable within 60 days of May 31, 2003 or any shares subject to the proposed 2003 Stock Incentive Plan), and (iii) the current shares of Series A Preferred Stock and Series B Preferred Stock combined (17,944), will therefore convert to the remaining 2,578,430 shares of Common Stock immediately following the Corporate Reorganization.
(3) Includes shares of Series A Preferred Stock and Series B Preferred Stock on an as-converted-to-Common-Stock basis.
(4) Not including 271,433 shares of Common Stock underlying "out-of-the-money" option and/or warrants exercisable within 60 days of May 31, 2003.
(5) Includes shares subject to the Proposed 2003 Stock Incentive Plan assuming the Corporate Reorganization is not approved.
(6) Includes shares subject to the Proposed 2003 Stock Incentive Plan assuming the Corporate Reorganization is approved.


INTEREST OF MANAGEMENT AND DIRECTORS IN CORPORATE REORGANIZATION


         Each of Roger Burlage, our former Chairman and Chief Executive Officer (who currently serves as a director of PM), Paul Guez, a director, and William Dallas, a director (who was re-elected to the Board on June 17, 2003), are beneficial owners of our Preferred Stock. As of May 31, 2003, each of Mr. Burlage, Mr. Guez and Mr. Dallas owned 1.27%, 14.72% and 2.49%, respectively, of our issued and outstanding Series A Preferred Stock. Additionally, as of May 31, 2003, each of Mr. Burlage, Mr. Guez and Mr. Dallas owned 4.85%, 46.05%, and 9.51%, respectively, of our issued and outstanding Series B Preferred Stock. On an as-converted-to-Common-Stock-basis, each of Mr. Burlage, Mr. Guez and Mr. Dallas owned 2.17%, 18.38%, and 4.19%, respectively, of our issued and outstanding Common Stock as of May 31, 2003, not including warrants and/or options exercisable within 60 days of that date, all of which are "out-of-the-money." Upon the effectiveness of the Corporate Reorganization, each of Mr. Burlage, Mr. Guez and Mr. Dallas will own 3.22%, 31.20% and 6.30% of our issued and outstanding Common Stock, not including warrants and/or options exercisable within 60 days of that date, all of which are "out-of-the-money."

         Additionally, as a result of the close of the Trestle Transaction, as additional compensation for their respective consulting services, we granted to Michael Doherty, our Chairman, and David Weiner, one of our Co-Presidents, warrants to purchase a number of shares of our Common Stock equal to 2.5% and 1%, respectively, of our issued and outstanding Common Stock on a fully diluted basis, as may be adjusted from time to time based on their respective anti-dilution provisions, each at an exercise price of $1.00 per share. Those warrants become exercisable on May 20, 2004. David Weiner also received a lump sum payment of $50,000 on the close of that transaction.


VOTE REQUIRED TO APPROVE THE CORPORATE REORGANIZATION


         Our Board of Directors has fixed the close of business on June 26, 2003, as the Record Date. Holders of record of shares of our Common Stock and our Preferred Stock are entitled to notice of and to vote at the Special Meeting. Holders of Common Stock are entitled to cast one vote for each share of Common Stock held by such holders on the record date on all matters to be considered at the Special Meeting. When voting together with the holders of the Common Stock, holders of Series A Preferred Stock and Series B Preferred Stock, are entitled to cast a number of votes equal to the number of shares of Common Stock into which each share of such Preferred Stock is then convertible pursuant to their respective terms in our existing Amended and Restated Certificate of Incorporation. As of the record date, each share of Preferred Stock was convertible into 14.815 shares of Common Stock, and we had approximately 722,507 stockholders of record, including holders of Preferred Stock. In the aggregate, the holders of Preferred Stock held approximately 37% of the issued and outstanding shares of Common Stock on an as-converted-to-Common-Stock basis as of the record date. When voting individually as separate classes, each share of the respective Preferred Stock is entitled to cast one vote for each share of the respective Preferred Stock held by such holders on the record date on all matters to be considered at the Special Meeting.


         The affirmative vote of the holders of at least a majority of the outstanding shares of (i) Common Stock, including the outstanding shares of
Series A Preferred Stock and Series B Preferred Stock voting on an as-converted-to-Common Stock basis, (ii) Series A Preferred Stock, and (iii) Series B Preferred Stock, each as of the record date, is required to approve the Corporate Reorganization.

         The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, constitutes a quorum at the Special Meeting. If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Special Meeting and any business may be transacted which might have been transacted at the Special Meeting as originally notified.


         The Sale of Assets and the Corporate Reorganization are not contingent upon one another. Therefore, a vote "FOR" or "AGAINST" the Sale of Assets does not affect the outcome of the vote on the proposal to effect the Corporate Reorganization. Correspondingly, a vote "FOR" or "AGAINST" the Corporate Reorganization does not affect the outcome of the vote on the proposal to effect the Sale of Assets. Therefore, if you approve the Corporate Reorganization, you are not necessarily approving the Sale of Assets unless you affirmatively vote "FOR" that proposal.

         Notwithstanding the fact that the proposals described above are not contingent upon one another, if our stockholders approve the Sale of Assets and fail to approve the Corporate Reorganization, the holders of our Preferred Stock will likely refuse to waive their rights to the proceeds of liquidation that would be triggered by the Sale of Assets and we will be required to either liquidate and dissolve, or otherwise succumb to significant demands that may be presented by those holders, including additional cash compensation or a more significant adjustment to our capitalization.

                    UNAUDITED PRO-FORMA FINANCIAL STATEMENTS

         The pro-forma unaudited financial statements reflect the effect of the Sale of Assets and the Corporate Reorganization as of March 31, 2003, for Balance Sheet purposes, and as of the beginning of each period presented for Statements of Operations purposes. The unaudited pro-forma financial data and the notes thereto should be read in conjunction with our historical financial statements. The unaudited pro-forma financial data is based upon certain assumptions and estimates of management that are subject to change. The unaudited pro-forma financial data is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the transactions had actually occurred on the indicated date.

SUNLAND ENTERTAINMENT CO., INC.
PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
MARCH 31, 2003

                                                                     Pro Forma
                                                  Sunland           Adjustments              Total
                                                (unaudited)         (unaudited)           (unaudited)
                                                ------------      ----------------       ------------
ASSETS:

Cash and cash equivalents                       $  2,074,000        4,550,000    A       $  4,624,000

                                                                   (2,000,000)   B

Accounts receivable                                    -                                        -

Prepaid expenses and other assets                    475,000          750,000    A          1,225,000
Fixed assets                                          77,000                                   77,000

Net assets from discontinued operations            3,685,000       (3,685,000)   A              -
                                                ------------                             ------------

Total Assets                                    $  6,311,000                             $  5,926,000
                                                ------------                             ------------

LIABILITIES:
Accounts payable and accrued liabilities        $    317,000                             $    317,000

Other liabilities                                      -                                        -
                                                ------------                             ------------

Total Liabilities                                    317,000                                  317,000
                                                ------------                             ------------

Series A Preferred Stock                           4,416,000       (4,416,000)   B              -
                                                ------------                             ------------

STOCKHOLDERS' EQUITY

Common Stock and Additional Paid In Capital       26,459,000       16,865,000    B         41,324,000

                                                                   (2,000,000)   B

Series B Preferred Stock                          12,449,000      (12,449,000)   B              -

Retained Earnings                                (37,330,000)       1,615,000    A        (35,715,000)
                                                ------------                             ------------

Total Stockholders' Equity                         1,578,000                                5,609,000
                                                ------------                             ------------

Total Liabilities and Stockholders' Equity      $  6,311,000                             $  5,926,000
                                                ------------                             ------------

A: Represents the sale of the PM Library to FLAC, less the payment of $700,000 for the net cash flows from the Library subsequent to January 31, 2003.
B: Represents the conversion of all of the Company's outstanding preferred stock to common stock and an assumed pro-rata cash distribution to the preferred shareholders.

SUNLAND ENTERTAINMENT CO., INC.
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF
OPERATIONS
FOR THE QUARTER ENDED MARCH 31, 2003

                                                                     Pro Forma
                                                                    Adjustments             Total
                                                  Sunland           (unaudited)          (unaudited)
                                                ------------      ----------------       ------------
Revenues
                                                $      -                                 $      -
Cost of Sales                                          -                                        -
                                                ------------                             ------------
Gross Profit                                           -                                        -

Operating Expenses                                   423,000                                  423,000
                                                ------------                             ------------
Loss from Operations                                (423,000)                                (423,000)

Other income (loss)                                  121,000                                  121,000
                                                ------------                             ------------
Loss from continuing operations                     (302,000)                                (302,000)

Income from discontinued operations                  349,000         (349,000)   A              -
                                                ------------                             ------------
Net loss                                              47,000                                 (302,000)

Preferred stock dividends                           (305,000)         305,000    B              -
                                                ------------                             ------------
Net income (loss) applicable to common
   stockholders                                 $   (258,000)                            $   (302,000)
                                                ------------                             ------------
Basic & Diluted net income (loss) per share     $      (0.57)                            $      (0.10)

Weighted Average Shares Outstanding -
   Basic and Diluted                                 455,000        2,578,000    C          3,033,000

A: To remove the transactions associated with the film library, which is assumed to be sold as of the beginning of the period.
B: To remove the preferred stock dividends due to the conversion of the preferred stock to common stock.
C: To adjust the weighted average shares outstanding due to the assumed conversion of the preferred stock to common at the beginning of the period.

SUNLAND ENTERTAINMENT CO., INC.
PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF
OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                    Pro Forma
                                                                    Adjustments             Total
                                                  Sunland           (unaudited)          (unaudited)
                                                ------------      ----------------       ------------
Revenues                                        $      -                                 $      -

Cost of Sales                                          -                                        -
                                                ------------                             ------------
Gross Profit                                           -                                        -

Operating Expenses                                 1,572,000                                1,572,000
                                                ------------                             ------------
Loss from Operations                              (1,572,000)                              (1,572,000)

Other income (loss)                                  685,000                                  685,000
                                                ------------                             ------------
Loss before income taxes, extraordinary
   item and cumulative effect of
   accounting principle change                      (887,000)                                (887,000)

Cumulative effect of accounting changes           (2,861,000)       2,861,000    A              -
                                                ------------                             ------------
Loss from continuing operations
                                                  (3,748,000)                                (887,000)

Income (Loss) from discontinued operations        (3,391,000)       3,391,000    A              -
                                                ------------                             ------------
Net loss                                          (7,139,000)                                (887,000)

Preferred stock dividends                         (1,168,000)       1,168,000    B              -
                                                ------------                             ------------
Net income (loss) applicable to common
   stockholders                                 $ (8,307,000)                            $   (887,000)
                                                ------------                             ------------
Basic & Diluted net income (loss) per share     $     (18.26)                            $      (0.29)

Weighted Average Shares Outstanding -
   Basic and Diluted                                 455,000        2,578,000    C          3,033,000

A: To remove the transactions associated with the film library, which is assumed to be sold as of the beginning of the period.
B: To remove the preferred stock dividends due to the conversion of the preferred stock to common stock.
C: To adjust the weighted average shares outstanding due to the assumed conversion of the preferred stock to common at the beginning of the period.

                           BOARD OF DIRECTORS' REASONS

             FOR THE SALE OF ASSETS AND THE CORPORATE REORGANIZATION


         Historically, our business strategy involved exploiting the Harvey Classic Characters (including CASPER, THE FRIENDLY GHOST and RICHIE RICH) through filmed entertainment and capitalizing upon the relationship between filmed entertainment, merchandising and other ancillary markets. The assets, rights and properties pertaining to these activities were sold in June 2001. Through our subsidiary, Pepin/Merhi Entertainment Group, Inc. (which we have referred to in this Proxy Statement as "PM"), the Company has continued its exploitation of motion picture product and related intellectual property by increasing its presence in foreign markets, especially in the lower budget feature film and video arena. The predecessor of PM was an independent entertainment company that produced and distributed motion pictures into the domestic television and home video markets and into the international markets for all media. PM's most valuable asset, which is our principal asset, is its film library of approximately 140 motion picture titles and 74 episodes of television series. Although we have previously retained third parties to market and distribute PM's film library assets, we currently do not use such third parties and oversee all sales and collection activities.


         After we sold all of our rights in the Harvey Classic Characters in June 2001, it had become apparent that PM's business, and our related entertainment businesses, would require a substantial investment of management resources and capital in order to achieve profitability. This investment would come in the form of financing new film product along with expanded exploitation of our current titles.


         Due to depressed market conditions, we previously decided not to finance new film product as our Board of Directors determined that this level of investment, in an industry that is highly mature and is dominated by large, well-financed competitors, was not appropriate. As such, and as a result of significant changes currently occurring in the entertainment industry in general, and the motion picture industry in particular, primarily due to technological developments, shifting consumer tastes and the popularity and availability of other forms of entertainment, we have experienced continuing operating losses. Such losses were expected to continue into the 2003 year as a result of the lack of product for release in the entertainment media.

         More than two years after the sale of the Harvey Classic Characters, the Board of Directors believes that the sale of the Business to FLAC, and the corresponding Corporate Reorganization and the Trestle Acquisition, allows us to exit the entertainment industry at a fair valuation, and the capital generated from the sale transaction will provide us with the ability to successfully operate new businesses with significantly greater growth prospects than those we can reasonably expect from the Business. We have identified the Trestle Business as our first endeavor into this new operational focus.

         In addition, with respect to the Corporate Reorganization in particular, because the terms of the Preferred Stock provide for additional dividends of Preferred Stock to accrue over time, which in turn increase the liquidation preference values apportioned to those shares, the ability to mandatorily convert those shares allows us to absolve ourselves of that obligation and to structure our capitalization so as to provide greater incentives, and less restraint, for future investment.

         Our Board of Directors, by unanimous vote, has approved the Sale of Assets and the Corporate Reorganization and has determined that the Sale of Assets and the Corporate Reorganization are fair and in the best interests of us and our stockholders. Our Board of Directors believes that the Sale of Assets and the Corporate Reorganization, as well as the Trestle Acquisition, will provide long term value for our stockholders.

         The decision of our Board of Directors to enter into the Asset Purchase Agreement and conduct the Corporate Reorganization was based on an analysis of a number of factors including, but not limited to, the following:

         o a review of our results of operations and financial condition, including our recent operating losses;

         o        our  lack  of  any  other   viable   financing   or  strategic
                  transactions;

         o        our declining cash balances;

         o the Board's determination of the value of our PM film library based on its experience in overseeing the operations of PM over time;

         o anticipated sales arising from the exploitation of the PM film library;

         o        the general economic downturn;

         o the opinion of our financial advisor that the Sale of Assets, and that the Sale of Assets, Corporate Reorganization and
                  Trestle Acquisition, viewed together, are fair to our stockholders from a financial point of view;

         o the terms and conditions governing the shares of our Preferred Stock; and

         o the terms and conditions of the Asset Purchase Agreement and all related transactions, the Second Amended and Restated Certificate of Incorporation.


         Our Board of Directors also considered certain risks attendant to the Sale of Assets and the Corporate Reorganization, including the risk that the benefits sought in the Sale of Assets, such as investing in and acquiring new business opportunities like the Trestle Business, would not be fully achieved, and that eliminating our only source of revenue could result in our running out of cash to fund our operations, as well as the risk that our holders of Common Stock would not favorably view a reorganization which decreased their equity holdings in us. Our Board of Directors believes that these risks were outweighed by the potential significant benefits to be gained by the Sale of Assets and the Corporate Reorganization, such as, with respect to the Sale of Assets, the ability to exit the entertainment industry at a fair valuation, and the potential to successfully operate new businesses with significantly greater growth prospects, and with respect to the Corporate Reorganization, the ability to eliminate future dividends accruing to the holders of Preferred Stock and to maximize investment value for our holders of Common Stock by identifying a path to continued operations and the potential for growth.


         The foregoing discussion of material factors considered by the Sunland Board of Directors is not intended to be exhaustive. In reaching the determination to APPROVE and recommend approval and adoption of the Sale of Assets pursuant to the Asset Purchase Agreement and the Corporate Reorganization, in view of the wide variety of factors considered in connection with its evaluation thereof, our Board of Directors did not assign any relative or specific weights to the factors set forth above, and individual directors may have given differing weights to the different factors.

                          OPINION OF FINANCIAL ADVISORS


         We retained The Mentor Group, Inc. ("TMG") to render an opinion to the Board of Directors (the "Board") that (i) the Consideration (defined below) to be received by us in the Sale of Assets, and (ii) the Sale of Assets, the Corporate Reorganization and the Trestle Acquisition, viewed together, are fair, from a financial point of view, to the holders of our Common Stock. The Consideration was determined through negotiations between us and FLAC.

         The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. The following is a brief summary and general description of the valuation methodologies utilized by TMG. The summary contains all of the material portions of the opinion but does not purport to be a complete statement of the analyses and procedures applied, the judgments made or the conclusion reached by TMG or a complete description of its presentation. TMG believes, and so advised the Board, that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all factors and analyses, could create an incomplete view of the process underlying its analyses and opinions.

         The Board retained TMG based upon TMG's experience in the valuation of businesses and their securities in connection with recapitalizations and similar transactions. TMG is a recognized valuation firm that is continually engaged in providing financial advisory services in connection with mergers and acquisitions, leveraged buyouts, business and securities valuations for a variety of regulatory and planning purposes, recapitalizations, financial restructurings, and private placements of debt and equity securities. As compensation to TMG for its services in connection with the Sale of Assets, the Corporate Reorganization, and the Trestle Acquisition, we agreed to pay TMG an aggregate fee of $30,000 in addition to TMG's related expenses. No portion of TMG's fee is contingent upon the successful completion of the Sale of Assets, the Corporate Reorganization or the Trestle Acquisition, or any other related transaction, or the conclusions reached in the TMG opinion. No limitations were imposed by the Board on TMG with respect to the investigations made or procedures followed by them in rendering its opinion.

         In April 2003, TMG advised the Board, and on May 5, 2003, delivered its written opinion to the effect that, as of the date of such opinion, subject to the limitations described therein, (i) the consideration, including cash in the amount of $6 million and the assumption by FLAC of certain liabilities of the Business (collectively, referred to as the "Consideration"), to be received by us in the Sale of Assets, and (ii) the Sale of Assets, Corporate Reorganization, and Trestle Acquisition, viewed together, are fair, from a financial point of view, to the holders of our Common Stock.


         The full text of TMG's opinion, which describes among other things the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by TMG in rendering its opinion is attached to this Proxy Statement as Appendix "C" and is incorporated herein by reference. The summary of the TMG opinion in this proxy statement is qualified in its entirety by reference to the full text of the TMG opinion. You are urged to read TMG's opinion in its entirety.


         The TMG opinion does not address our underlying business decision to effect the Sale of Assets, the Corporate Reorganization, and the Trestle Acquisition and does not constitute a recommendation to any of our stockholders as to how a stockholder should vote with respect to the Sale of Assets and the Corporate Reorganization. TMG did not, and was not requested by us or any other person to solicit third party indications of interest in acquiring all or any part of the PM film library and its related assets, or to make any recommendations as to the form or amount of consideration in connection with the Sale of Assets. TMG was not asked to opine and does not express any opinion as to: (i) the tax consequences of the Sale of Assets, including, but not limited to, tax or legal consequences to us; (ii) the realizable value of our Common Stock price or the prices at which our Common Stock may trade in the future following the Sale of Assets, the Corporate Reorganization, and the Trestle Acquisition, or (iii) the fairness of any aspect of the Sale of Assets, the Corporate Reorganization and the Trestle Acquisition not expressly addressed in its fairness opinion. TMG did not perform an independent appraisal of the Assets or the Business. Further, TMG did not negotiate the Sale of Assets or the Trestle Acquisition or advise us with respect to any alternatives.

In arriving at its fairness opinion, among other things, TMG did the following:

         1. met with certain members of our senior management to discuss the operations, financial condition, future prospects and projected operations and performance of us, the Business and the Trestle Business;

         2.       visited our facilities and business offices;

         3. reviewed (i) our annual reports on Form 10-KSB for the fiscal years ended December 31, 2002, 2001 and 2000, and (ii) our quarterly reports on Form 10-QSB for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002, which our management has identified as being the most current financial statements available;

         4.       reviewed  certain  financial   projections   prepared  by  our
                  management relating to the Business for the fiscal years ending December 31, 2003 and 2004;

         5. reviewed certain financial projections provided by management of the Trestle Sellers relating to the Trestle Acquisition;

         6.       reviewed a draft of this Proxy Statement;

         7. reviewed the historical market prices and trading volume for our publicly traded securities;

         8. reviewed certain other publicly available financial data for certain companies that it deemed comparable to the Business and the Trestle Business;

         9.       reviewed the Asset Purchase Agreement between us, PM and FLAC;

         10. reviewed the Purchase Agreement between TAC and the Trestle Sellers; and

         11. conducted such other studies, analyses and inquiries as it deemed appropriate for purposes of its opinion.

         ANALYSIS

         TMG used several methodologies to assess the fairness, from a financial point of view, of the Consideration to be received by us in connection with the Sale of Assets, and of the Sale of Assets, Corporate Reorganization, and Trestle Acquisition, as they may be viewed together. These methodologies provided an estimate as to the aggregate enterprise value of the Business, and of our operations on a going-forward basis. The following is a summary of the material financial analyses used by TMG in connection with providing its opinion. This summary is qualified in its entirety by reference to the full text of such opinion, which is attached as Appendix "C" to this Proxy Statement. You are urged to read the full text of the TMG opinion carefully and in its entirety.

         The following table summarizes TMG's valuation analysis:

      VALUATION METHODOLOGY                   DOLLAR VALUE RANGE
                                                ($ in Millions)

      Market Multiple Approach              $ 3.70     -    $ 4.60
      Income Approach                       $ 0.70     -    $ 0.80



      CONSIDERATION TO BE RECEIVED            DOLLAR VALUE RANGE
                                                ($ in Millions)

      Sale of Assets                        $ 5.25     -    $ 6.00



         MARKET VALUE OF THE BUSINESS


         TMG used the following valuation methodologies in order to determine the estimated market value of the Business: (i) a market multiple approach and
(ii) an income approach. The analyses required studies of the overall market, economic and industry conditions in which the Business operates and the historical operating results of the Business.


         MARKET MULTIPLE APPROACH. TMG reviewed specified financial information, including publicly available financial data from applicable annual and quarterly reports, of publicly traded comparable companies, selected solely by TMG, in the filmed entertainment industry (the "Tier 1 Comparables"). The Comparables included Alliance Atlantis Communications, Inc., Crown Media Holdings, Inc., Lions Gate Entertainment Corp., Pixar, and Private Media Group, Inc. TMG calculated certain financial ratios, including the multiples of (i) enterprise value ("EV") to latest twelve months ("LTM") revenues and (ii) EV to LTM earnings before interest, taxes, depreciation and amortization ("EBITDA"), of the Tier 1 Comparables based on the most recent publicly available information. Enterprise value provides a measure of what the market believes a company's ongoing operations are worth. Enterprise value is equal to the sum of the market value of a company's equity securities outstanding plus its debt, less its cash and cash equivalents.


         The analysis showed that the multiples of EV to LTM revenues exhibited by the Tier 1 Comparables ranged from 0.85x to 17.66x with a median multiple of 3.69x. In addition, the analysis showed that the multiples of EV to LTM EBITDA exhibited by the Tier 1 Comparables ranged from 7.2x to 21.9x with a median multiple of 10.7x.

         TMG derived an  indication of the  enterprise  value of the Business by
(a) applying selected revenue and EBITDA multiples to the Business' representative levels of revenue and EBITDA for LTM ended December 31, 2002 and certain projected results of the Business for the fiscal year ending December 31, 2003. Based on the above, the resulting indications of the enterprise value of the Business ranged from $3.7 million to $4.6 million.

         INCOME APPROACH. TMG utilized certain financial projections prepared by management for the fiscal years ending December 31, 2003, 2004, and 2005. To determine the Business' enterprise value, TMG used the projected pro forma operating income of the Business and applied risk-adjusted discount rates ranging from 15% to 25% and long-term growth rates ranging from -2.0% to +2.0%. Based on management's estimates and this analysis, the resulting indications of the enterprise value of the Business ranged from approximately $0.7 million to approximately $0.8 million.

         The aforementioned Market Multiple and Income Approaches provided TMG with an indication of the enterprise value of the Business in the range of $2.2 million to $2.7 million.

         CONSIDERATION TO BE RECEIVED. TMG reviewed the following information in order to determine the estimated consideration to be received by us in connection with the Sale of Assets: (i) the cash consideration of $5.25 million to be received by us in connection with the Sale of Assets; and (ii) the terms of the escrow deposit of $750,000. Based on the above, the resulting indications of the value of the Consideration, including the cash consideration of $5.25 million, ranged from $5.25 million to $6.0 million.


         ESTIMATED MARKET VALUE OF OPERATIONS ON A GOING-FORWARD BASIS

         TMG used the following valuation methodologies in order to determine the estimated market value of our operations on a going-forward basis giving effect to the Sale of Assets, Corporate Reorganization, and Trestle Acquisition:
(i) a market multiple approach and (ii) an income approach. The analyses required studies of the overall market, economic and industry conditions in which the Trestle Business operates and the historical operating results of the Trestle Business.

         MARKET MULTIPLE APPROACH. TMG reviewed specified financial information, including publicly available financial data from applicable annual and quarterly reports, of publicly traded comparable companies, selected solely by TMG, in the medical diagnostic and imaging industry (the "Tier 2 Comparables"). The Tier 2 Comparables included Applied Imaging Corp., CTI Molecular Imaging, Inc., ChromaVision Medical Systems, Inc., Diagnostic Products Corporation, and International Remote Imaging Systems, Inc. TMG calculated certain financial ratios, including the multiples of (i) enterprise value ("EV") to latest twelve months ("LTM") revenues and (ii) EV to LTM earnings before interest, taxes, depreciation and amortization ("EBITDA"), of the Tier 2 Comparables based on the most recent publicly available information.


         The analysis showed that the multiples of EV to LTM revenues exhibited by the Tier 2 Comparables ranged from 1.28x to 4.23x with a median multiple of 3.26x. In addition, the analysis showed that the multiples of EV to LTM EBITDA exhibited by the Tier 2 Comparables ranged from 12.3x to 63.1x with a median multiple of 16.6x.


         TMG derived an indication of the enterprise value of the Trestle Business by (a) applying selected revenue and EBITDA multiples to the Trestle Business' representative levels of revenue and EBITDA for LTM ended March 31, 2003 and certain projected results of the Trestle Business for the fiscal year ending December 31, 2004. Based on the above, the resulting indications of the enterprise value of the Trestle Business and giving effect to the Sale of Assets and Corporate Reorganization, the enterprise value of our operations on a going-forward basis ranged from $6.1 million to $6.6 million.

         INCOME APPROACH. TMG utilized certain financial projections prepared by management for the fiscal years ending March 31, 2004, and 2005. To determine the Trestle Business' enterprise value, TMG used the projected pro forma operating income of the Trestle Business and applied risk-adjusted discount rates ranging from 15% to 25% and long-term growth rates ranging from -2.0% to +2.0%. Based on management's estimates and this analysis, the resulting indications of enterprise value of the Trestle Business and giving effect to the Sale of Assets and Corporate Reorganization, the enterprise value of our operations on a going-forward basis ranged from approximately $4.8 million to approximately $9.6 million.

         The aforementioned Market Multiple and Income Approaches provided TMG with an indication of enterprise value of our operations on a going-forward basis giving effect to the Sale of Assets, Corporate Reorganization, and Trestle Acquisition in the range of $5.5 million (or $1.73 per share) to $8.1 million ($2.50 per share). Per share figures are estimates and based on pro forma common shares issued and outstanding under the Corporate Reorganization as of the record date.


         CONCLUSION


         We generally do not publicly disclose forward-looking financial information. Nevertheless, in connection with its review, TMG considered financial projections for the Business for the fiscal years ending December 31, 2003, 2004, and 2005. These financial projections were prepared by our management. TMG also considered financial projections for the Trestle Business. These financial projections were provided by the management of the Trestle Sellers. The projections were prepared under market conditions as they existed as of approximately April 3, 2003 and management does not intend to provide TMG with any updated or revised projections in connection with the Sale of Assets. The projections do not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of our operations or the Business, and the Trestle Business, may cause the projections or the underlying assumptions to be inaccurate. As a result, projections should not be relied upon as necessarily indicative of future results, and readers of this Proxy Statement are cautioned not to place undue reliance on such projections.

         In arriving at its fairness opinion, TMG reviewed key economic and market indicators, including, but not limited to, growth in Gross Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. TMG's opinion is based on the business, economic, market and other conditions as they existed as of April 3, 2003 and on the projected financial information provided to TMG as of such date. In rendering its opinion, TMG has relied upon and assumed, without independent verification, that the accuracy and completeness of the financial and other information provided to TMG regarding the Business and the Trestle Business was prepared on a reasonable basis in accordance with industry practice and reflects the best currently available estimates and judgment of our management and that no material changes have occurred in the assets, financial condition, business or prospects of us, the Business, and the Trestle Business since the date of the most recent financial statements that were provided to TMG, and that our management was not aware of any information or facts that would make the information provided to TMG incomplete or misleading. TMG did not independently verify the accuracy or completeness of the information supplied to them with respect to us, the Business, and the Trestle Business and does not assume responsibility for it. TMG did not perform any appraisals or valuations of any specific assets or liabilities of us, the Business, and the Trestle Business, and was not furnished with any such appraisals or valuations, nor did TMG make any physical inspection of any of the properties or assets of us, the Business, and the Trestle
Business. TMG did not undertake an independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which we, the Business, and the Trestle Business, and any of our respective affiliates are a party or may be subject and, at our direction and with our consent, TMG's opinion makes no assumption concerning, and does not consider, the possible assertions of claims, outcomes or damages arising out of any such matters.

         TMG assumed that we are not a party to any pending transaction, including external financings, recapitalizations, asset sales, acquisitions or merger discussions, other than the Sale of Assets, the Trestle Acquisition or in the ordinary course of business. In arriving at its opinion, TMG assumed that all the necessary regulatory approvals and consents required for the Sale of Assets and the Trestle Acquisition would be obtained in a manner that would not change the purchase price for the Business or the Trestle Business.

         The summary set forth above describes the material points of more detailed analyses performed by TMG in arriving at its fairness opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its opinion, TMG made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, TMG believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete view of the processes underlying the analyses set forth in TMG's fairness opinion. In its analysis, TMG made numerous assumptions with respect to us, the Business, the Sale of Assets, the Corporate Reorganization, the Trestle Acquisition, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

                                 PROPOSAL NO. 3


                      ADOPTION OF 2003 STOCK INCENTIVE PLAN

         The 2003 Stock Incentive Plan (the "2003 Plan") was adopted by our Board of Directors on June 17, 2003, subject to stockholder approval. If the Corporate Reorganization is approved, the plan will authorize the granting of awards of stock options to purchase an aggregate of 750,000 shares of our Common Stock. If the Corporate Reorganization is not approved, the plan will authorize the granting of awards of stock options to purchase an aggregate of 180,000 shares of our Common Stock. Under the plan, stock options may be granted to employees, consultants, officers and directors who will contribute to our long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all of our stockholders.

         The vote required for the adoption the 2003 Plan is the affirmative vote of a majority of the shares of Common Stock voting at the Annual Meeting. If the plan is not approved by the holders of our Common Stock, it will not become effective.

         The 2003 Plan is an integral part of our compensation program. The 2003 Plan provides incentives in the form of grants of stock options. The objective of these incentives is to advance the longer-term interests of us and our stockholders by providing incentives tied to the performance of our stock. Options provide rewards to employees upon the creation of incremental stockholder value and the attainment of long-term earnings goals. The 2003 Plan also encourages officers and other employees to acquire a larger personal financial interest in us through stock ownership. It is also anticipated that the 2003 Plan will further enable us to continue to attract and retain highly qualified executives.

         The Board of Directors believes it is in our best interests, and in the best interests of our stockholders, to continue to make substantial use of stock-based incentives to attract, retain and motivate qualified employees.

         As of the record date, no awards to purchase shares had been granted under the 2003 Plan. However, in the event the Corporate Reorganization is approved by our stockholders, as soon as practicable after we effect that reorganization, we agreed to issue to Andrew Borsanyi, our Co-President and a director, and Jack Zeineh, our Chief Science Officer, options to purchase shares of our Common Stock equal to 5% of the then fully diluted outstanding shares of our Common Stock (not including shares subject to any then issued and outstanding options and/or warrants "out-of-the-money"). The options will vest as to 33.33% of the shares on May 20, 2004, with the remaining shares vesting monthly over a period of two years following that date. The respective options will vest in full immediately if the respective executive terminates his employment for good reason or there is a change in control of us, and the respective options will cease to be exercisable with respect to a particular executive, if that executive's employment is terminated by us for cause. The remaining terms of the options will be in accordance with and governed by the terms of the 2003 Plan. We do not anticipate granting any other options at this time.

         The following table identifies the options to be received by Mr. Borsanyi and Mr. Zeineh upon the effectiveness of the Corporate Reorganization and our stockholders' adoption of the 2003 Plan. We do not anticipate granting any other options at this time.

                            2003 STOCK INCENTIVE PLAN
                          -----------------------------
                                                                     NUMBER OF
                                                                      SHARES
                                                                    UNDERLYING
           NAME AND POSITION                       DOLLAR VALUE       STOCK
                                                      ($)(1)         OPTIONS
-------------------------------------------------------------------------------
Andrew Borsanyi ..............................       $ 89,250        175,000 (2)
     Co-President and Director

Jack Zeineh ..................................       $ 89,250        175,000 (2)
     Chief Science Officer

Directors and Officers as a group ............       $178,500        350,000

----------
(1) Based on the closing share price of our Common Stock ($0.51) as reported on the Over-The-Counter Bulletin Board on July 8, 2003.
(2) Represents approximately 5% of the fully diluted outstanding shares of Common Stock assuming the Corporate Reorganization is approved by our stockholders (not including shares subject to any then issued and outstanding options and/or warrants "out-of-the-money").

         The following summary briefly describes the principal features and material terms of the 2003 Plan and is qualified in its entirety by reference to the full text of the 2003 Plan, a copy of which is attached hereto as Appendix "D" in the form proposed.

         GENERAL. Employees of the Company or any of its current or future subsidiaries are eligible to be considered for the grant of awards under the 2003 Plan. The maximum number of shares of common stock that may be issued pursuant to awards granted under the 2003 Plan will be 750,000 if the Corporate Reorganization is approved, or 180,000 if the Corporate Reorganization is not approved, in each case subject to certain adjustments to prevent dilution. Any shares of common stock subject to an award, which for any reason expire or terminate unexercised, are again available for issuance under the 2003 Plan.

         The Compensation Committee will administer the 2003 Plan. Subject to the provisions of the 2003 Plan, the Committee has full and final authority to select the employees to whom awards will be granted, to grant the awards and to determine the terms and conditions of the awards and the number of shares to be issued pursuant thereto.

         AWARDS. The 2003 Plan authorizes the Committee to enter into a transaction with an eligible employee that, by its terms, involves the issuance of an option with an exercise privilege at a price related to the Common Stock. The maximum number of shares of Common Stock with respect to which options may be granted under the 2003 Plan to any employee during any fiscal year will be 325,000 if the Corporate Reorganization is approved, or 90,000 if the Corporate Reorganization is not approved, in each case subject to certain adjustments to prevent dilution.

         Awards under the 2003 Plan are restricted to stock options. An award may provide for the issuance of Common Stock for any lawful consideration, including services rendered.

         An award granted under the 2003 Plan to an employee may include a provision conditioning or accelerating the receipt of benefits, either automatically or in the discretion of the Committee, upon the occurrence of specified events, such as a change of control of the Company, an acquisition of a specified percentage of the voting power of the Company or a dissolution, liquidation, merger, reclassification, sale of substantially all of the property and assets of the Company or other significant corporate transaction. Any stock option granted to an employee may be an incentive stock option or a non-qualified stock option. See "United States Federal Income Tax Consequences" below.

         An award under the 2003 Plan may permit the recipient to pay all or part of the purchase price of the shares or other property issuable pursuant to the award, and/or to pay all or part of the recipient's tax withholding obligations with respect to such issuance, by delivering previously owned shares of capital stock of the Company or other property, or by reducing the amount of shares or other property otherwise issuable pursuant to the award.

         2003 PLAN DURATION. The 2003 Plan became effective upon its adoption by the Board of Directors on June 17, 2003. No awards may be granted under the 2003 Plan after June 16, 2013. Although any award that was duly granted on or prior to such date may thereafter be exercised or settled in accordance with its terms, no shares of common stock may be issued pursuant to any award made after June 16, 2013.

         AMENDMENTS. The Committee may amend or terminate the 2003 Plan at any time and in any manner, provided, no recipient of any award may, without his or her consent, be deprived thereof of any of his or her rights thereunder or with respect thereto as a result of an amendment or termination; and if any rule or regulation promulgated by the Securities and Exchange Commission ("SEC"), the Internal Revenue Service or any national securities exchange or quotation system upon which any of the Company's securities are listed requires that any amendment be approved by the Company's stockholders, then the amendment will not be effective until it has been approved by the Company's stockholders.

         EFFECT OF SECTION 16(B) OF THE SECURITIES EXCHANGE ACT OF 1934. The acquisition and disposition of common stock by officers, directors and more than 10% stockholders of the Company ("Insiders") pursuant to awards granted to them under the 2003 Plan may be subject to Section 16(b) of the Securities Exchange Act of 1934. Pursuant to Section 16(b), a purchase of common stock by an Insider within six months before or after a sale of common stock by the Insider could result in recovery by the Company of all or a portion of any amount by which the sale proceeds exceed the purchase price. Insiders are required to file reports of changes in beneficial ownership under Section 16(a) of the Securities Exchange Act of 1934 upon acquisitions and dispositions of shares. Rule 16b-3 provides an exemption from Section 16(b) liability for certain transactions pursuant to certain employee benefit plans. The 2003 Plan is designed to comply with Rule 16b-3.

         UNITED STATES FEDERAL INCOME TAX CONSEQUENCES. The following is a general discussion of the principal federal income tax consequences under the 2003 Plan. Because the United States federal income tax rules governing options and related payments are complex and subject to change, optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise. The 2003 Plan does not constitute a qualified retirement plan under Section 401(a) of the Code (which generally covers trusts forming part of a stock bonus, pension or profit-sharing plan funded by the employer and/or employee contributions which are designed to provide retirement benefits to participants under certain circumstances) and is not subject to the Employee Retirement Income Security Act of 1974 (the pension reform law which regulates most types of privately funded pension, profit sharing and other employee benefit plans).

         CONSEQUENCES TO EMPLOYEES: INCENTIVE STOCK OPTIONS. No income is recognized for federal income tax purposes by an optionee at the time an Incentive Stock Option is granted, and, except as discussed below, no income is recognized by an optionee upon his or her exercise of an Incentive Stock Option. If the optionee disposes of the shares received upon exercise after two years from the date such option was granted and after one year from the date such option is exercised, the optionee will recognize long-term capital gain or loss when he or she disposes of his or her shares. Such gain or loss generally will be measured by the difference between the exercise price of the option and the amount received for the shares at the time of disposition. If the optionee disposes of shares acquired upon exercise of an Incentive Stock Option within two years after being granted the option or within one year after acquiring the shares, any amount realized from such disqualifying disposition will be taxable at ordinary income rates in the year of disposition to the extent that (i) the lesser of (a) the fair market value of the shares on the date the Incentive Stock Option was exercised or (b) the fair market value at the time of such disposition exceeds (ii) the Incentive Stock Option exercise price. Any amount realized upon disposition in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon the length of time the shares have been held. The use of stock acquired through exercise of an Incentive Stock Option to exercise an Incentive Stock Option will constitute a disqualifying disposition if the applicable holding period requirements have not been satisfied. For alternative minimum tax purposes, the excess of the fair market value of the stock as of the date of exercise over the exercise price of the Incentive Stock Option is included in computing that year's alternative minimum taxable income. However, if the shares are disposed of in the same year, the maximum alternative minimum taxable income with respect to those shares is the gain on disposition. There is no alternative minimum taxable income from a disqualifying disposition in subsequent years.

         CONSEQUENCES TO EMPLOYEES: NON-STATUTORY OPTIONS. An optionee recognizes no income at the time Non-Statutory Options are granted under the 2003 Plan. In general, at the time shares are issued to an optionee pursuant to exercise of Non-Statutory Options, the optionee will recognize income taxable at ordinary income tax rates equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of such shares. An optionee will recognize gain or loss on the subsequent sale of shares acquired upon exercise of Non-Statutory Options in an amount equal to the difference between the selling price and the tax basis of the shares, which will include the price paid plus the amount included in the optionee's taxable income by reason of the exercise of the Non-Statutory Options. Provided the shares are held as a capital asset, any gain or loss resulting from a subsequent sale will be short-term or long-term capital gain or loss depending upon the length of time the shares have been held.

         CONSEQUENCES TO COMPANY: INCENTIVE STOCK OPTIONS. The Company will not be allowed a deduction for federal income tax purposes at the time of the grant or exercise of an Incentive Stock Option. There are also no United States federal income tax consequences to the Company as a result of the disposition of shares acquired upon exercise of an Incentive Stock Option if the disposition is not a disqualifying disposition. At the time of a disqualifying disposition by an optionee, the Company will be entitled to a deduction for the amount received by the optionee to the extent that such amount is taxable to the optionee at ordinary income tax rates.

         CONSEQUENCES TO COMPANY: NON-STATUTORY OPTIONS. The Company generally will be entitled to a deduction for United States federal income tax purposes in the same year and in the same amount as the optionee is considered to have recognized income taxable at ordinary income tax rates in connection with the exercise of Non-Statutory Options. In certain instances, the Company may be denied a deduction for compensation attributable to awards granted to certain officers of the Company to the extent that such compensation exceeds $1,000,000 in a given year.

         BOARD RECOMMENDATION AND VOTE. The approval of the 2003 Plan will require the affirmative vote of a majority of the shares of common stock voting at the Annual Meeting. The Board of Directors is of the opinion that the 2003 Plan is in the best interests of the Company and recommends a vote for the approval of the 2003 Plan. All Proxies will be voted to approve the 2003 Plan unless a contrary vote is indicated on the enclosed Proxy card.

         Notwithstanding the relationship between the Corporate Reorganization and the number of our shares of Common Stock to be subject to the 2003 Plan, the Corporate Reorganization and the adoption of the 2003 Plan are not contingent upon one another. Therefore, a vote "FOR" or "AGAINST" the Corporate Reorganization does not affect the outcome of the vote on the proposal to adopt the 2003 Plan. Correspondingly, a vote "FOR" or "AGAINST" the 2003 Plan does not affect the outcome of the vote on the proposal to effect the Corporate Reorganization. Therefore, if you approve the 2003 Plan, you are not necessarily approving the Corporate Reorganization unless you affirmatively vote "FOR" that proposal.

EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth certain information regarding the Company's equity compensation plans as of May 31, 2003.

                                    NUMBER OF                     NUMBER OF
                                    SECURITIES      WEIGHTED-     SECURITIES
                                    TO BE ISSUED    AVERAGE       REMAINING
                                    UPON            EXERCISE      AVAILABLE FOR
                                    EXERCISE OF     PRICE OF      FUTURE
                                    OUTSTANDING     OUTSTANDING   ISSUANCE
                                    OPTIONS,        OPTIONS,      UNDER EQUITY
                                    WARRANTS,       WARRANTS      COMPENSATION
                                    AND RIGHTS      AND RIGHTS    PLANS
                                    ------------    -----------   -------------

Equity compensation plans
   approved by security
   holders ......................        26,400        82.10        78,600
Equity compensation plans
   not approved by security
   holders ......................       369,633       104.57             0
Total ...........................       396,033       102.31        78,600

OPTION PLANS

         The Company's current employee stock option plans (the "Plans") provide for the grant of non-statutory or incentive stock options to the Company's employees, officers, directors or consultants.

         The Company's Compensation Committee administers the Plans, selects the individuals to whom options will be granted, determines the number of options to be granted, and the term and exercise price of each option. Stock options granted pursuant to the terms of the Plans generally cannot be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a 10% or more shareholder). The term of the options granted under the Plans cannot be greater than 10 years; 5 years for a 10% or more shareholder. Options vest at varying rates generally over five years. An aggregate of 105,000 shares were reserved under the Plans, of which 78,600 shares were available for future grant at May 31, 2003.

         As a result of a refinancing that took place in 1999, the Company granted options, not covered by its stockholder approved stock incentive plans, to purchase 134,462 shares of common stock to certain employees, officers and directors. These options vest either on the grant date or over three years from the grant date. The options are exercisable at prices ranging from $90 to $120 per share and expire six to eight years from their issuance date.

WARRANTS

         As partial consideration for entering into a revolving credit facility, the Company granted warrants to a bank to purchase 12,600 shares of common stock at $67.50 per share, of which 12,600 were outstanding at May 31, 2003. These warrants, which had a fair value of $320,000 at the date of grant, are fully vested and expire ten years from their issuance date. The Company recorded the fair value of these warrants as deferred financing costs to be expensed on a straight-line basis over the terms of the related revolving credit facility.

         As part of the 1999 Refinancing, the Company granted warrants to purchase 134,462 shares of common stock at prices ranging between $90 to $120 per share, of which 95,821 were outstanding at May 31, 2003. The warrants had a fair value of $2,360,000 at the date of grant, are fully vested and expire six to eight years from their issuance date.

         OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2003 STOCK INCENTIVE PLAN.

                                 PROPOSAL NO. 4


                       ADJOURNMENT OF THE SPECIAL MEETING


         If at the Special Meeting, the number of shares of our capital stock, including the shares of Preferred Stock, present or represented and voting in favor of approval of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan is insufficient to approve the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan under Delaware law and under our amended and restated certificate of incorporation, our management may move to adjourn the Special Meeting in order to enable our board to continue to solicit additional proxies in favor of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan. In that event, we will ask our stockholders to vote only upon the Adjournment Proposal, and not the proposals regarding the approval and adoption of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan, as may be applicable.

         In this proposal, we are asking you to authorize the holder of any proxy solicited by our board to have the discretionary authority to vote in favor of adjourning the Special Meeting, and any later adjournments, to a later date in order to enable our board to solicit additional proxies in favor of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan. If the stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to a later date and use the additional time to solicit additional proxies in favor of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan, including the solicitation of proxies from stockholders that have previously voted against the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan to defeat those proposals, we could adjourn the Special Meeting without a vote on the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan proposals for up to 30 days and seek during that period to convince the holders of those shares to change their votes to votes in favor of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan. If we adjourn the meeting for more than 30 days, or if we set a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at that meeting.

         The Adjournment Proposal requires the approval of a majority of the votes cast on the proposal. Broker non-votes and abstentions will have no affect on the outcome of the vote on the Adjournment Proposal. No proxy that is specifically marked "AGAINST" approval of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan will be voted in favor of the Adjournment Proposal, unless it is specifically marked "FOR" the discretionary authority to adjourn the Special Meeting to a later date. The board believes that if the number of our shares of capital stock, including our Preferred Stock, present or represented at the Special Meeting and voting in favor of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan is insufficient to approve those proposals, it is in the best interests of our stockholders to enable management and the board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the Sale of Assets, the Corporate Reorganization, and/or the 2003 Plan to bring about its approval.


         OUR BOARD OF DIRECTORS BELIEVES THAT THE TERMS OF THE ADJOURNMENT PROPOSAL ARE FAIR TO AND IN THE BEST INTERESTS OF US AND OUR STOCKHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AUTHORIZE THE HOLDER OF ANY PROXY SOLICITED BY OUR BOARD TO HAVE THE DISCRETIONARY AUTHORITY TO VOTE TO ADJOURN THE SPECIAL MEETING TO A LATER DATE.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth, as of May 31, 2003, certain information regarding the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) the Company's Chief Executive Officer, (iii) each of the Company's directors, (iv) each person who is an executive officer of the Company as of May 31, 2003, and (v) the Company's current directors and executive officers as a group:

                                                                  NUMBER OF                    NUMBER OF
                                                                    SHARES                       SHARES
                                                                AND NATURE OF                AND NATURE OF
                                                                  BENEFICIAL                   BENEFICIAL       PERCENT OF
                                                                  OWNERSHIP                    OWNERSHIP         CLASS(4)
                                                                    BEFORE         PERCENT       AFTER             AFTER
                                                                   PROPOSED          OF         PROPOSED         PROPOSED
NAME AND ADDRESS                                                  CORPORATE         CLASS      CORPORATE         CORPORATE
OF BENEFICIAL OWNERS                   TITLE OF CLASS(1)        REORGANIZATION       (2)    REORGANIZATION(3)  REORGANIZATION
--------------------                   -----------------        --------------       ---    -----------------  --------------
      AKA USA Holdings Limited(5)                Common Stock       105,500         23.19%        105,500            3.5%
                 Beneficial Owner    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

     Ahmad Bin Khalid Al-Saud (5)                Common Stock       105,500         23.19%        105,500            3.5%
                 Beneficial Owner    Series A Preferred Stock         --               --           --
                                     Series B Preferred Stock         --               --

                    Gary Stein(6)                Common Stock        35,000          7.69%         35,000            1.2%
                 Beneficial Owner    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

Dimensional Fund Advisors Inc.(7)                Common Stock        28,560          6.28%         28,560              *
                 Beneficial Owner    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

       Universal Studios, Inc.(8)                Common Stock        37,450          8.23%         37,450            1.2%
                 Beneficial Owner    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

             Aim Holdings, LLC(9)                Common Stock        13,391          2.86%         99,229            3.3%
                 Beneficial Owner    Series A Preferred Stock           666         12.45%          --                --
                                     Series B Preferred Stock         --               --           --                --

                Sheldon Brody(10)                Common Stock        10,847          2.33%         80,310            2.6%
                 Beneficial Owner    Series A Preferred Stock           539         10.08%          --                --
                                     Series B Preferred Stock          --              --           --                --

                  Gerard Guez(11)                Common Stock        26,757          5.55%        198,171            6.5%
                 Beneficial Owner    Series A Preferred Stock           158          2.96%          --                --
                                     Series B Preferred Stock         1,172          9.30%          --                --

   Park Financial Corporation(12)                Common Stock        26,782          5.56%        198,314            6.5%
                 Beneficial Owner    Series A Preferred Stock         1,331         24.89%          --                --
                                     Series B Preferred Stock         --               --           --                --

            L D B Corporation(13)                Common Stock        26,782          5.56%        198,314            6.5%
                 Beneficial Owner    Series A Preferred Stock           133          2.49%          --                --
                                     Series B Preferred Stock         1,198          9.51%          --                --


                                       50




         Checchi Family Trust(14)                Common Stock        26,783          5.56%        198,314            6.5%
                 Beneficial Owner    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         1,331         10.57%          --                --

               William Dallas(15)                Common Stock        26,782          5.56%        198,314            6.5%
                 Beneficial Owner    Series A Preferred Stock           133          2.49%          --                --
                                     Series B Preferred Stock         1,198          9.51%          --                --

             Roger A. Burlage(16)                Common Stock        74,091         14.00%        161,600            5.2%
                         Director    Series A Preferred Stock            68          1.27%          --                --
                                     Series B Preferred Stock           611          4.85%          --                --

           Michael S. Doherty(17)                Common Stock         8,000          1.73%          8,000              *
                         Chairman    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

                    Paul Guez(18)                Common Stock       112,057         19.76%        960,968           31.5%
                         Director    Series A Preferred Stock           787         14.72%          --                --
                                     Series B Preferred Stock         5,800         46.05%          --                --

                 Gary M. Gray(19)                Common Stock        12,750          2.73%         12,750              *
                         Director    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

                 David Weiner(20)                Common Stock         --               --           --                --
                     Co-President    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

                 Gary Freeman(21)                Common Stock         --               --           --                --
    Co-President, Chief Financial    Series A Preferred Stock         --               --           --                --
  Officer and Corporate Secretary    Series B Preferred Stock         --               --           --                --

              Andrew Borsanyi(22)                Common Stock         --               --           --                --
                     Co-President    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --

                  Jack Zeineh(23)                Common Stock         --               --           --                --
            Chief Science Officer    Series A Preferred Stock         --               --           --                --
                                     Series B Preferred Stock         --               --           --                --


     All Officers and Directors a                Common Stock    206,898            31.26%      1,143,318           36.5%
            group(24) (8 persons)    Series A Preferred Stock        855            15.99%          --                --
                                     Series B Preferred Stock      6,412            50.90%          --                --

     * Less than one (1) percent.

(1) When voting with the shares of Common Stock on an as-converted basis, each share of Series A and Series B Preferred Stock is entitled to
         14.815 votes (the number of shares of Common Stock into which each share is convertible). The Series A Preferred Stock is entitled to elect two of the Company's five directors and is otherwise entitled to vote on all matters (including the election of remaining directors) together with holders of Series B Preferred Stock and Common Stock voting as a class on an as-converted basis. The Series B Preferred Stock is entitled to vote on all matters (including the election of remaining directors) together with holders of Series A Preferred Stock and Common Stock voting as a class on an as-converted basis.

(2) The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, (B) the number of shares of Common Stock issuable upon conversion of the beneficial


                                       51




         owner's Series A Preferred Stock and Series B Preferred Stock, and (C) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (X) the total number of shares of Common Stock outstanding (455,017), (Y) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (Z) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator. The percent of Series A Preferred Stock owned is calculated using the number of shares of Series A Preferred Stock beneficially owned as the numerator and the total number of shares of Series A Preferred Stock outstanding on May 31, 2003 (5,348) as the denominator. The percent of Series B Preferred Stock owned is calculated using the number of shares of Series B Preferred Stock beneficially owned as the numerator and the total number of shares of Series B Preferred Stock outstanding on May 31, 2003 (12,596) as the denominator.

(3) The number of shares is based on a conversion rate per share of Preferred Stock equal to 143.693 as of May 31, 2003. This conversion rate is calculated based on the following analysis: (i) the current issued and outstanding shares of Common Stock (455,017) will equal 15% of the issued and outstanding shares of Common Stock immediately following the Corporate Reorganization, (ii) the total issued and outstanding shares of Common Stock must therefore equal 3,033,447 shares of Common Stock, (iii) the current shares of Series A Preferred Stock and Series B Preferred Stock combined (17,944), will convert to the remaining 2,578,430 shares of Common Stock immediately following the Corporate Reorganization, and (iv) each share of Preferred Stock will therefore convert into 143.693 shares of Common Stock.

(4) The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, and (B) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (X) the total number of shares of Common Stock to be outstanding upon the consummation of the proposed Corporate Reorganization (3,033,447), and (Y) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator.

(5) Includes shares held by AKAUSA and Mr. Al-Saud. The United States mailing address of AKAUSA and the United States address of Mr. Ahmad Bin Khalid Al-Saud is 3535 N. W. 58th Street, Suite 950, Oklahoma City, Oklahoma 73112. AKAUSA is a Cayman Islands corporation, 100% of whose stock is owned by Mr. Ahmad Bin Khalid Al-Saud, a citizen and resident of Saudi Arabia. 45,500 shares are held in AKAUSA's name, and 60,000 shares are held in Mr. Al-Saud's name. However, since Mr. Al-Saud owns 100% of AKAUSA, all voting power is held by Mr. Al-Saud.

(6)      The address of Gary Stein is 301 E. 48th Street #20F, New York, NY 10017.

(7) The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Based solely on information provided in a Schedule 13G/A filed with the Securities and Exchange Commission on February 10, 2003, Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Company that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in its schedule are owned by the Funds and Dimensional disclaims beneficial ownership of those securities.

(8) The address of Universal Studios, Inc. is 100 Universal City Plaza, Universal City, California 91608.

(9) The address of Aim Holdings, LLC is 315 North Swall Drive, Unit 302, Beverly Hills, California 90211. Percent of class of Common Stock includes 9,861 shares of Series A Preferred Stock (as-converted); and exercisable options/warrants to purchase 3,529 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 95,700 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 3,529 shares of Common Stock within 60 days.


                                       52




(10) The address of Sheldon Brody is 86 Fox Hedge Road, Saddle River, New Jersey 07458. Percent of class of Common Stock includes 7,988 shares of Series A Preferred Stock (as-converted); and exercisable options/warrants to purchase 2,859 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 77,451 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 2,859 shares of Common Stock within 60 days.

(11) The address of Gerard Guez is 3151 East Washington Boulevard, Los Angeles, California 90023. Percent of class of Common Stock includes 2,341 shares of Series A Preferred Stock (as-converted); 17,357 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 191,112 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(12) The address of Park Financial Corporation is 1800 Moler Road, Columbus, Ohio 43207. Percent of class of Common Stock includes 19,723 shares of Series A Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 191,255 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(13) The address of LDB Corporation is 444 Sidney Baker South, Kerrville, Texas 78028. Percent of class of Common Stock includes 1,972 shares of Series A Preferred Stock (as-converted); 17,750 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 191,255 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(14) The address of the Checchi Family Trust is 920 Manhattan Beach Blvd., #1, Manhattan Beach, California 90266. Percent of class of Common Stock includes 19,724 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 191,255 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(15) The address of William Dallas is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 1,972 shares of Series A Preferred Stock (as-converted); 17,750 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 191,255 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(16) The address of Roger Burlage is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 1,066 shares of Series A Preferred Stock (as-converted); 9,053 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 64,032 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 97,568 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 64,032 shares of Common Stock within 60 days.


                                       53




(17) The address of Michael Doherty is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock, including with respect to the information reflecting the consummation of the proposed Corporate Reorganization, includes exercisable options/warrants to purchase 8,000 shares of Common Stock within 60 days.

(18)     The address of Paul Guez is c/o Sunland  Entertainment Co., Inc., 11835
         W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 11,663 shares of Series A Preferred Stock
         (as-converted); 85,933 shares of Series B Preferred Stock (as-converted) and exercisable options/warrants to purchase 14,462 shares of Common Stock within 60 days. With respect to the information reflecting the consummation of the proposed Corporate Reorganization, percent of class of Common Stock includes 946,506 shares of Common Stock to be received upon the consummation of that proposed reorganization, and exercisable options/warrants to purchase 14,462 shares of Common Stock within 60 days.

(19) The address of Gary Gray is c/o Milestone Capital Inc., 1800 West Loop South, Suite 1075, Houston, Texas 77027. Percent of class of Common Stock, including with respect to the information reflecting the consummation of the proposed Corporate Reorganization, includes exercisable options/warrants to purchase 12,750 shares of Common Stock within 60 days.

(20) The address of David Weiner is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Mr. Weiner was appointed Co-President in January 2003. Mr. Weiner does not currently own any Sunland securities or warrants/options to purchase Sunland securities.

(21) The address of Gary Freeman is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Mr. Freeman was appointed Co-President, Chief Financial Officer and Corporate Secretary in January 2003. Mr. Freeman does not currently own any Sunland securities or warrants/options to purchase Sunland securities.

(22) The address of Andrew Borsanyi is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Mr. Borsanyi was appointed Co-President in May 2003. Mr. Borsanyi does not currently own any Sunland securities or warrants/options to purchase Sunland securities.

(23) The address of Jack Zeineh is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Mr. Zeineh was appointed Chief Science Officer in May 2003. Mr. Zeineh does not currently own any Sunland securities or warrants/options to purchase Sunland securities.

(24) Includes the beneficial ownership of Messrs. Burlage, Doherty, Guez, Gray, Weiner, Freeman, Borsanyi and Zeineh. Total Voting Power calculation includes the total number of options/warrants of such persons exercisable within 60 days 99,243 held by such persons to purchase shares of Common Stock. Assuming that none of such persons exercises within 60 days any of such his or her respective options or warrants, the Total Voting Power of the group is approximately 31.26%.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In fiscal year 2002, there were no transactions or series of related transactions to which Sunland was a party, in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

                                  OTHER MATTERS

         Sunland management knows of no other matters to be submitted to the Sunland Special Meeting. If any other matters properly come before the meeting, it is the intention that the persons named in the enclosed form of proxy vote the proxies in accordance with their judgment.

                          FUTURE STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, promulgated by the SEC, any of our stockholders who wish to present a proposal at the next Annual Meeting of Stockholders, and who wish to have that proposal included in our proxy statement for that meeting, must have delivered a copy of that proposal to Sunland Entertainment Co. (Delaware), Inc. at 11835 W. Olympic Boulevard, Suite 550, Los Angeles, California 90064, Attention:
Corporate Secretary, so that it is received no later than January 14, 2004. In order for proposals by stockholders not submitted in accordance with Rule 14a-8 to have been timely within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, that proposal must have been submitted so that it is received no later than March 28, 2004.

                                OTHER INFORMATION


         Our Annual Report on Form 10-KSB for the year ended December 31, 2002, originally filed with the Securities and Exchange Commission ("SEC") on April 15, 2003, is attached to this Proxy Statement as Appendix "E." Additionally, our Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, to be filed with the SEC on May 15, 2003, will be attached to our definitive Proxy Statement as Appendix "E." We refer you to, and encourage you to review, the financial statements, the management's discussion and analysis of financial condition and results of operations, and the qualitative and quantitative disclosures about market risk identified in each of the enclosed reports, as applicable.




                                    ON BEHALF OF THE BOARD OF DIRECTORS

                                      /s/ Gary Freeman
                                    ----------------------------------------
                                    Gary Freeman
                                    Co-President and Chief Financial Officer

July 11, 2003

                   SUNLAND ENTERTAINMENT CO. (DELAWARE), INC.
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 12, 2003


         The undersigned, a stockholder of SUNLAND ENTERTAINMENT CO. (DELAWARE), INC., a Delaware corporation, (the "Company") hereby appoints Michael Doherty and Gary Freeman, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Special Meeting of stockholders of the Company, to be held at the Company's principal executive offices at 11835 W. Olympic Boulevard, Suite 550, Los
Angeles, California 90064, on Tuesday, August 12, 2003, at 10:00 a.m., Los Angeles time, and any postponements or adjournments thereof, and in connection herewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as follows:


         The Board of Directors recommends a FOR vote on the following proposals:


         1. To approve the sale of the Company's principal asset, a film library held by Sunland's wholly-owned subsidiary, Pepin/Merhi Entertainment Group, Inc. ("PM"), to Film Library Acquisition Corp. ("FLAC") pursuant to the Asset Purchase Agreement, entered into on April 10, 2003, by and between FLAC, Sunland and PM;


                           ___ FOR         ___ AGAINST        ___ ABSTAIN


         2. To approve a corporate reorganization whereby (i) a cash distribution will be made to holders of the Company's Series A Preferred Stock and Series B Preferred Stock equal to all of the Company's cash in excess of its working capital requirements as determined by the Company's Board of Directors, but in no event to exceed $2,500,000, and (ii) immediately thereafter, the Company will change its name to Trestle Corporation, or such other name as is determined by its Board of Directors, and all issued and outstanding shares of the Company's Series A Preferred Stock and Series B
                  Preferred Stock will be converted to 85% of the Company's issued and outstanding Common Stock; and


                           ___ FOR         ___ AGAINST        ___ ABSTAIN


         3. To adopt Sunland's 2003 Stock Incentive Plan and authorize 750,000 shares of Common Stock to be granted thereunder if the corporate reorganization is approved, or 180,000 shares if the corporate reorganization is not approved;

         4. To approve a proposal to grant our management the discretionary authority to adjourn the Special Meeting to a later date in order to enable our management and Board of Directors to continue to solicit additional proxies in favor of proposals one, two and three above.


                           ___ FOR         ___ AGAINST        ___ ABSTAIN


         The undersigned hereby revokes any other proxy to vote at the Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. WITH RESPECT TO MATTERS NOT KNOWN AT THE TIME OF THE SOLICITATION HEREOF, SAID PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

         This Proxy will be voted in accordance with the instructions set forth above. THIS PROXY WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE APPROVE THE SALE OF THE COMPANY'S PRINCIPAL ASSET, A FILM LIBRARY HELD BY THE COMPANY'S WHOLLY-OWNED SUBSIDIARY, PM, TO FLAC PURSUANT TO THE ASSET PURCHASE AGREEMENT, ENTERED INTO ON APRIL 10, 2003, BY AND BETWEEN FLAC, SUNLAND AND PM, THE PROPOSAL TO APPROVE A CORPORATE REORGANIZATION WHEREBY (I) A CASH DISTRIBUTION WILL BE MADE TO HOLDERS OF THE COMPANY'S SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK EQUAL TO ALL OF THE COMPANY'S CASH IN EXCESS OF ITS WORKING CAPITAL REQUIREMENTS AS DETERMINED BY THE COMPANY'S BOARD OF DIRECTORS, BUT IN NO EVENT TO EXCEED $2,500,000, AND (II) IMMEDIATELY THEREAFTER, THE COMPANY WILL CHANGE ITS NAME TO TRESTLE CORPORATION, OR SUCH OTHER NAME AS IS DETERMINED BY ITS BOARD OF DIRECTORS, AND ALL ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S SERIES A PREFERRED STOCK AND SERIES B PREFERRED STOCK WILL BE CONVERTED TO 85% OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK, THE PROPOSAL TO ADOPT THE COMPANY'S 2003 STOCK INCENTIVE PLAN, AND THE PROPOSAL TO PROVIDE DISCRETIONARY AUTHORITY TO ADJOURN THE SPECIAL MEETING IN ORDER TO SOLICIT ADDITIONAL PROXIES, AND AS SAID PROXY SHALL DEEM ADVISABLE ON ANY OTHER BUSINESS AS MAY COME BEFORE THE SPECIAL MEETING, UNLESS OTHERWISE DIRECTED.

         The undersigned acknowledges receipt of a copy of the Notice of Special Meeting and accompanying proxy statement dated July 11, 2003 relating to the Meeting.


                           Date:  __________, 2003



                           -------------------------------------------



                           -------------------------------------------
                           Signature(s) of Stockholder(s)
                           (See Instructions Below)

                           The signature(s) hereon should correspond exactly with the name(s) of the stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.



         Whether or not you plan to attend the Special Meeting, we urge you to sign, date and promptly return this proxy.



                           THIS PROXY IS SOLICITED BY


      THE BOARD OF DIRECTORS OF SUNLAND ENTERTAINMENT CO. (DELAWARE), INC.

                                                                      APPENDIX A

                            ASSET PURCHASE AGREEMENT

         ASSET   PURCHASE   AGREEMENT,   dated  as  of  April  10,   2003  (this
"Agreement"),   by  and  among  FILM  LIBRARY   ACQUISITION  CORP.,  a  Delaware
corporation ("Purchaser"), SUNLAND ENTERTAINMENT CO., INC., a Delaware corporation ("Sunland"), and PEPIN/MERHI ENTERTAINMENT GROUP, INC., a California corporation ("PM" and together with "Sunland", the "Sellers").

         WHEREAS, the Sellers are engaged in the business of creating, owning, using, marketing, producing, distributing, licensing and otherwise exploiting on a worldwide basis a library of television and motion picture products (the "Business");

         WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Sellers desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, the Assets of the Sellers comprising the Business, as more particularly described herein, in consideration for the payments from the Purchaser and the assumption of certain liabilities of the Business each as specified herein; and

         WHEREAS, the Board of Directors of each of the Sellers has approved this Agreement and has determined that the transactions contemplated hereby are advisable and in the best interests of each Seller and its shareholders. The shareholder of PM has approved this Agreement and the transactions contemplated hereby.

         NOW,   THEREFORE,   in   consideration   of  the   foregoing   and  the
representations,   warranties,   covenants  and  agreements   contained  herein,
intending to be legally bound hereby, the parties hereto agree as follows:


                                   ARTICLE I.

                           PURCHASE AND SALE OF ASSETS

         SECTION  1.01  PURCHASE  AND SALE OF  ASSETS.  Except  as set  forth in
Section 1.02, upon the terms and subject to the conditions set forth herein, at the Closing, Sellers shall sell, convey, transfer, assign and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Sellers, free and clear of Encumbrances (other than the Permitted Encumbrances), all of the Sellers' right, title and interest in and to the following properties, assets, Contracts, rights and choses in action, whether tangible or intangible, whether real, personal or mixed, whether accrued, contingent or otherwise, and wherever located, that are used or held for use in connection with the Business, as the same existed on the Cut-Off Date but subject to adjustments for the operation of the Business during the period between the Cut-Off Date and the Closing Date as provided in this Agreement (collectively, the "Assets"):

         (a) all right, title and interest of the Sellers in and to the Sellers' programming library as it exists on the Cut-Off Date, including, without limitation, the programs and films set forth on SCHEDULE 3.09, which consists of one hundred and thirty (130) film titles and two (2) television series with seventy-four (74) episodes (collectively and individually as to each film or program, the "Film Library");

         (b) all right, title and interest of the Sellers in and to the Film Assets associated with the Film Library, including all inventories of films, videos, DVDs and other similar products, availability schedules, historical information, and film elements;

         (c) all accounts receivable (on and off balance sheet), notes, prepaid items and expenses (other than pre-paid Taxes), deferred charges, rights of offset, claims for refund (other than claims for a refund of pre-paid Taxes), and other receivables or right to payment of any nature whatsoever (other than advance payments) relating to the Business (collectively, "Receivables") existing on the Cut-Off Date, (other than amounts in excess of $30,000 that are on deposit and classified as a Receivable currently due and payable from the Lew Horowitz Organization to Sunland as more fully identified on Schedule 3.04) and all such items arising thereafter, a true, correct and complete list of which, as they existed on the Cut-Off Date. is set forth hereto as SCHEDULE 3.04;

         (d) cash and cash equivalents of Sellers received from the Business on and after the Cut-Off Date;

         (e) the I-Rights Management System and related accounting systems (subject to the restrictions, terms or conditions identified in the documents identified on SCHEDULE 1.01(e) which are the documents that govern the use thereof);

         (f) all right, title and interest of the Sellers in and to all Film Asset Acquisition Agreements, Film Asset Exploitation Agreements, for the distribution by Sellers of products or services of the Business, all other Contracts, agreements, arrangements, instruments and documents specified on
SCHEDULE 3.10, and all Unlisted Assumed Contracts (as defined in Section 3.10(a) below), including all rights to indemnification under that certain Stock Purchase Agreement dated as of February 29, 2000, by and among The Harvey Entertainment Company, on the one hand, and Joseph T. Merhi, Richard J. Pepin, and George Shamieh, on the other hand (the "Assumed Contracts");

         (g) (i) all trademarks and service marks, and any registrations, registration certificates and applications for registration therefor, and the goodwill associated therewith (the "Trademarks"), (ii) trade names, assumed and fictitious names and registered user names, and registrations and any applications for registration therefor, and the goodwill associated therewith and related internet domain names (the "Trade Names"), and (iii) copyrights and registrations and any applications for registration therefor (the "Copyrights"), including, without limitation, those items which are specified on SCHEDULE 3.09(c)(i);

         (h)      all goodwill of the Sellers in the Business;

         (i) all books, records, files, manuals and other similar materials, including, advertising materials, marketing materials, brochures, business and marketing plans and proposals, production data, sales and promotional materials and records, purchasing materials and records, files for past, existing and contemplated projects, media materials, accounting, financial and fiscal records (copies), sales order files, customer lists and customer records in any form (and all software related to any such customer records, to the extent transferable), whether of past or present customers or potential future customers, related to or arising from the Business, advertiser lists, receipts and computer records relating to the Assets, standard operating procedures, correspondence, customer relations information, and any other trade secrets, confidential or proprietary information pertaining to the Business (the "Business Records");

         (j) all claims, choses in action, causes of action and judgments relating to the Business, the Film Library or other Assets, including those listed on Schedule 1.01(j), other than claims for pre-paid Taxes related to periods ending on or before the Closing Date;

         (k) all certifications, franchises, approvals, permits licenses, orders, registrations, certificates, variances and other similar permits or rights obtained from any Governmental Entity or professional or trade organization utilized in operating the Business and all pending applications therefor;

         (l) all third party warranties and guarantees with respect to any of the Assets; and

         (m) all rights to receive insurance proceeds relating to the damage, destruction or impairment of any of the Assets on or subsequent to the Cut-Off Date.

         SECTION 1.02   EXCLUDED ASSETS.      Notwithstanding    anything   else
contained herein, neither Seller shall sell, transfer, convey or assign to the Purchaser the following (the "Excluded Assets"):

         (a) all cash and cash equivalents of the Sellers arising from the Business received prior to the Cut-Off Date and the sum of $107,000 received from ConExpress after the Cut Off Date;

         (b) all original versions of accounting, financial and fiscal records;

         (c) all rights to recover any pre-paid Taxes relating to periods following the Closing Date and to receive any refunds of pre-paid Taxes relating to periods ending on or before the Closing Date;

         (d) assets of Sellers that are not used or held for use by Sellers in connection with the Business;

         (e) any pension or profit sharing plans, and the assets thereof, and all other employee benefit plans or arrangements and the assets thereof;

         (f) any real property and leases of, and other interests in, real property of Sellers, including, without limitation, deposits relating thereto;

         (g) any capital stock or other equity interests of Sellers or any of their Affiliates;

         (h) all securities and equipment of Sunland and its various subsidiaries (other than those items identified in Section 1.01);

         (i) any rights with respect to Sellers' employees or any employee benefit plans of Sellers; and

         (j) all rights to receive insurance proceeds relating to the damage, destruction or impairment of any of the Assets prior to the Cut-Off Date.

         SECTION 1.03 ASSUMED LIABILITIES. Subject to the terms and conditions contained in this Agreement, at the Closing, the Purchaser agrees to assume, pay and perform when due the following liabilities and obligations of the Sellers as of the Cut-Off Date and for all periods thereafter all as described on Schedule
1.03 (the "Assumed Liabilities") and notwithstanding the foregoing, Sellers shall use cash collected by them for the benefit of Purchaser following the Cut-Off Date to pay Assumed Liabilities that come due during the period from the Cut-Off Date through the Closing Date:

         (a)      the  accounts  payable and open  Purchase  Orders set forth on
SCHEDULE 1.03;

         (b) all Commissions, Residuals, Participations, Guild Payments and other third party payments arising in the generation of Receivables for which payment is not yet due as of the Cut-Off Date (including, without limitation, participations that become due after the Cut-Off Date by virtue of receipts exceeding a contractual threshold), as set forth on SCHEDULE 1.03, other than as provided in Sections 1.04, 1.07(c), and 1.03(e);

         (c) the direct costs and expenses of marketing and delivering the Film Library, in the ordinary course of business, estimated on SCHEDULE 1.03, plus a fixed amount for corporate overhead, as set forth on SCHEDULE 1.03;

         (d) all obligations arising or coming due under the Assumed Contracts in accordance with their terms with respect to acts or services to be performed under such Assumed Contracts after the Cut-Off Date, except for any obligation (a) that relates to any breach or default (or an event which might, with the passing of time or the giving of notice, or both, constitute a default) under any such Assumed Contract arising out of or relating to periods on or prior to the Closing Date, (b) for which the Business owes any amounts to its Affiliates, other than for specific services, materials or works in progress as set forth on SCHEDULE 1.03, or (c) that relates to any indemnity, defense or hold harmless provision or agreement for occurrences prior to the Cut-Off Date, provided that if any such obligation relates to actions or the failure to act on the part of the Sellers, such obligation shall remain the Sellers' responsibility and shall not become an Assumed Liability;

         (e) all obligations arising or coming due in respect of the feature film, "The Tunnel";

         (f) all reimbursable deposits that become due as a result of Purchaser's failure to agree to allow Seller to close those pending license agreements set forth on Schedule 1.03(f), or Purchaser's failure to close such pending transactions following the Closing Date;

         (g) the costs and expenses of maintaining or preserving the intellectual property included in the Film Assets; and

         (h) all costs and expenses of the February 2003 American Film Market, regardless of when such expenses were actually paid (including such expenses paid prior to the Cut-Off Date); and

         (i) all obligations to any guilds or similar organizations, including without limitation, the Screen Actors Guild, the Writers Guild of America and the Directors Guild of America, in connection with the exploitation of the Film Library from and after the Cut-Off Date.

         Notwithstanding the foregoing or anything to the contrary contained herein, (i) the monthly expenditures with respect to the Assumed Liabilities during the period from the Cut-Off Date through the Closing Date shall not exceed the amount set forth in footnote 8 to SCHEDULE 1.03; and (ii) in the event the Purchaser chooses to release the Film Asset "Can't Stop Dancin'", the Purchaser shall be responsible for all music licensing and other production costs related to such Film Asset.

         SECTION 1.04 EXCLUDED LIABILITIES. Except for the Assumed Liabilities, Purchaser shall not assume or be bound by any Liabilities of Sellers or the Business of any kind or nature, known, unknown, accrued, absolute, contingent, recorded or unrecorded or otherwise, whether now existing or hereafter arising (the "Excluded Liabilities"). The Excluded Liabilities shall include, without limitation, the following: (i) any Liability for Taxes of Sellers, or in the case of the Business any Taxes relating to periods ending on or prior to the Closing Date, (ii) any Liability of either Seller or the Business for the Taxes of any Person (other than the Sellers) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract or otherwise, (iii) Liabilities or obligations incurred on behalf of or owed to any Employee or Retiree as of the Closing Date or incurred in connection with any Company Employee Plan, (iv) claims of any employee for wrongful discharge, sexual or other harassment, discrimination, equal opportunity, unfair labor practice or a violation of any agreement in connection with or on the basis of events, acts, omissions, conditions, or any other state of facts occurring or existing prior to or on the Closing Date (including, in each case, without limitation, any Liabilities relating to or associated with any failure to comply with applicable laws and/or permitting or licensing requirements and personal injury matters), (v) any responsibility or liability for any Contribution due, the maintenance or administration of, or any other matter pertaining to any Company Employee Plan,
(vi) any claims to severance pay, or claims to any amount due to the acceleration of the time of payment or vesting, or the increase in the amount, of compensation due to any individual, and claims to, or responsibility for the tax consequences relating to, any payment made or contemplated under any Company Employee Plan which constitutes an "excess parachute payment" within the meaning of Section 280G of the Code, resulting from the Transactions contemplated by this Agreement, (vii) Liabilities for fees and expenses of Sellers or the Business with respect to this Agreement and the Transactions contemplated herein; (viii) any Liabilities of Sellers with respect to unpaid laboratory costs, tape duplication costs or unpaid advances, guaranties or deferments in connection with any Film Contract including, without limitation with respect to the Film Asset "Can't Stop Dancin'" unless Purchaser releases such Film Asset;
(ix) any Liability of Sellers with respect to unpaid synchronization or music license fees or other materials used in the Film Library prior to the Closing Date including, without limitation with respect to the Film Asset "Can't Stop Dancin'" unless Purchaser releases such Film Asset; (x) any Liability of Sellers with respect to unpaid production costs arising prior to the Closing Date; (xi) Liabilities for any actions, judgments, fines, losses, claims, damages or amounts in settlement arising from or in connection with or on the basis of events, acts, omissions, conditions, or any other state of facts occurring or existing prior to or on the Closing Date, (xii) any Indebtedness of either Seller or the Business, and (xiii) any other Liabilities or obligations that are not Assumed Liabilities. All responsibility for the Excluded Liabilities shall remain with the Sellers.

         SECTION 1.05 PURCHASE PRICE. The purchase price for the Assets shall be an amount equal to Six Million Dollars ($6,000,000) (the "Purchase Price"), subject to adjustment as contemplated by Section 5.14.

         SECTION 1.06 PAYMENT OF PURCHASE PRICE. Subject to the conditions, representations and warranties and covenants hereof at the Closing, the Purchaser shall pay the Purchase Price as follows, each by federal funds wire transfers of immediately available funds:

         (a)      On the date hereof,  Seven Hundred and Fifty Thousand  Dollars
($750,000) (the "Earnest Money Escrow Amount") to Swidler Berlin Shereff Friedman, as escrow agent, to be held in an escrow account pursuant to the provisions of the Earnest Money Escrow Agreement as described in Section 1.07
(a) hereof..

         (b)      On the Closing  Date,  the Earnest  Money Escrow Amount to the
Sellers;

         (c) On the Closing Date, Four Million Five Hundred Thousand Dollars ($4,500,000) to the Sellers, subject to adjustment as contemplated by
Section 5.14;

         (d) On the Closing Date, Six Hundred Thousand Dollars ($600,000) (the "Indemnity Escrow Amount") to the Escrow Agent to be held in an indemnity escrow account pursuant to the provisions of the Indemnity Escrow Agreement as described in Section 1.07 (b) hereof.

         (e) On the Closing Date, One Hundred and Fifty Thousand Dollars ($150,000) ("The Tunnel Escrow Amount") to the Escrow Agent to be held in an escrow account pursuant to the provisions of The Indemnity Escrow Agreement as described in Section 1.07 (c) hereof.

         SECTION 1.07   ESCROW AGREEMENTS.

         (a) On the date hereof, the Sellers and Purchaser shall enter into an escrow agreement, in the form attached hereto as EXHIBIT A (the "Earnest Money Escrow Agreement") with Swidler Berlin Shereff Friedman, LLP, as escrow agent (the "Earnest Money Escrow Agent"), and Purchaser shall deposit the Earnest Money Escrow Amount in cash upon execution of this Agreement with the Escrow Agent pursuant to the Earnest Money Escrow Agreement. Interest earned on the Earnest Money Escrow Amount shall be paid to the Purchaser.

         (b) On the Closing Date, the Sellers and Purchaser shall enter into an indemnity escrow agreement, in the form attached hereto as EXHIBIT B (the "Indemnity Escrow Agreement"), with SunTrust Bank, as escrow agent (the "Escrow Agent"), and Purchaser shall deposit the Indemnity Escrow Amount (and together with interest, if any, accrued from time to time on such amount, the "Indemnity Escrow Funds") in cash at Closing with the Escrow Agent pursuant to the Indemnity Escrow Agreement. Such Indemnity Escrow Agreement shall provide that, subject to any claims which are actually noticed or pending pursuant to
Section 9.04, on the second anniversary of the Closing Date (the "Indemnity Release Date") the Escrow Agent shall release to the Sellers all Indemnity Escrow Funds, together with interest, if any, accrued on such amount, minus the sum of (A) any portion of the Indemnity Escrow Amount actually paid with respect to claims for indemnity made by Purchaser prior to the second anniversary of the Closing Date, and (B) the amount of claims, if any, which are actually pending pursuant to Section 9.04 on the second anniversary of the Closing Date.

         (c) On the Closing Date, Purchaser shall deposit The Tunnel Escrow Amount (and together with interest, if any, accrued from time to time on such amount, "The Tunnel Escrow Funds") in cash at Closing with the Escrow Agent pursuant to The Indemnity Escrow Agreement. The Indemnity Escrow Agreement shall provide that The Tunnel Escrow Funds shall be used to pay all Residuals, Participations, Guild Payments and other third party payments arising out of or relating to proceeds paid to or for the benefit of Sellers prior to the Cut-Off Date and related to the feature film "The Tunnel" and which are identified on
Schedule 1.07 ( c). Upon presentation to the Escrow Agent of a certificate from Purchaser, setting forth in reasonable detail the obligations to be paid, the Escrow Agent shall immediately release such funds for payment. On the second anniversary of the Closing, the Escrow Agent shall release fifty percent (50%) of any remaining The Tunnel Escrow Funds, together with interest, if any, accrued on such amounts, to the Purchaser and the remaining 50% to the Sellers.

         SECTION 1.08 TRANSFER TAXES. Purchaser shall be responsible for, and shall pay on or prior to their due date, all municipal, county, state and federal sales, use and transfer taxes incurred and the related costs of preparing or documenting the same, if any, in connection with the Transactions contemplated by the Agreement. Sellers shall cooperate with Purchaser in the preparation of and in a timely manner sign and swear to any return, certificate, questionnaire or affidavit as to matters required in connection with the payment of any such tax. Seller represents and warrants that it has not made more than one sale of computer software or a film library in the past twelve months.

         SECTION 1.09 ALLOCATION OF PURCHASE PRICE. The consideration provided for herein has been allocated among the Assets in the manner required by Treasury Regulation ss.1.1060-1 as set forth in more detail on SCHEDULE 1.09 (the "Allocation"). The parties hereto agree that, except as otherwise required by law (i) the Allocation shall be binding on the parties for all federal, state, local and foreign tax purposes and (ii) the parties shall file with their respective federal income tax returns consistent Internal Revenue Service Forms 8594 - Asset Acquisition Statements under Section 1060, including any required Internal Revenue Service forms, schedules or amendments thereto which shall reflect the allocation set forth in the Allocation.


                                   ARTICLE II.

                                   THE CLOSING

         SECTION 2.01 CLOSING DATE. Unless this Agreement shall have been terminated and the Transactions shall have been abandoned pursuant to Article X, and subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII, the closing of the Transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Swidler Berlin Shereff Friedman, LLP, The Chrysler Building, 405 Lexington Avenue, 12th Floor, New York, New York 10174 at 10:00 a.m., on the fifth business day following the receipt of shareholder approval in accordance with Section 5.13 hereof, or on the twenty first day following the filing of Seller's definitive Information Statement, or such other place, date and time as the parties shall mutually agree (such date and time of the Closing is referred to herein as the "Closing Date").

         SECTION 2.02   DELIVERIES AT CLOSING.

         (a) At the Closing, the Purchaser shall deliver or cause to be delivered the following:

                  (i) to the Sellers, the amount set forth in Sections 1.06(b) and (c);

                  (ii) to the Escrow Agent, the amounts set forth in Sections 1.06(d) and (e);

                  (iii)    a  certificate  of  Purchaser,  duly  executed  by an
         appropriate officer thereof, certifying to compliance with the covenants set forth in Article VI, and satisfaction (or, as specified, waiver) of each of the conditions set forth in Article VIII;

                  (iv) true, correct and complete copies of (1) the certificate of incorporation, as amended to date, of the Purchaser, certified as of a recent date by the Secretary of State of the State of Delaware, (2) the by-laws of Purchaser, and (3) resolutions duly and validly adopted by the Board of Directors of the Purchaser evidencing the authorization of the execution and delivery of this Agreement, the other Transaction Documents to which it is a party and the consummation of the Transactions contemplated hereby and thereby, in each case, accompanied by a certificate of the Secretary or Assistant Secretary of the Purchaser, dated as of the Closing Date, stating that no amendments have been made thereto from the date thereof through the Closing Date;

                  (v) to the Sellers, a duly executed Assignment, Bill of Sale and Assumption Agreement in the form attached hereto as EXHIBIT C;

                  (vi) an opinion, dated the Closing Date, of Swidler Berlin Shereff Friedman, LLP, counsel to the Purchaser, addressed to the Sellers, in substantially the form attached hereto as EXHIBIT D; and

                  (vii) to the Sellers, agreements of assumption of the agreements with the Screen Actors Guild, Writers Guild of America and the Directors Guild of America.

         (b)      At the Closing, the Sellers shall deliver to the Purchaser:

                  (i)      the Physical Properties;

                  (ii)     certificates   from  the   appropriate   governmental
         official(s) as to the good standing of and the payment of Taxes by the Sellers as of a date within ten (10) days of the Closing;

                  (iii) a duly executed Assignment, Bill of Sale and Assumption Agreement in the form attached hereto as EXHIBIT C, executed by Sellers and all such other instruments of assignment, transfer or conveyance as shall, in the reasonable opinion of Purchaser and its counsel, be necessary to vest in Purchaser, good, valid and marketable title to the Assets, subject to no Encumbrances (other than Permitted Encumbrances) and to put Purchaser in actual possession or control of the Assets;

                  (iv) a certificate of each Seller, duly executed by an appropriate officer thereof, certifying to compliance with the covenants set forth in Article V, and satisfaction (or, as specified, waiver) of each of the conditions set forth in Article VII;

                  (v) true, correct and complete copies of (1) the certificate of incorporation, as amended to date, of each of the Sellers, certified as of a recent date by the Secretary of State of the State of Delaware, (2) the by-laws of each of the Sellers, (3) resolutions duly and validly adopted by (a) the Board of Directors and
         (b) the majority of the Shareholders of each of the Sellers evidencing the authorization of the execution and delivery of this Agreement, the other Transaction Documents to which it is a party and the consummation of the Transactions contemplated hereby and thereby, in with respect to the resolutions of the Board of Directors, accompanied by a certificate of the Secretary or Assistant Secretary of each of the Sellers, dated as of the Closing Date, stating that no amendments have been made thereto from the date thereof through the Closing Date;

                  (vi) an executed letter addressed to City National Bank on behalf of each Seller directing such bank to deliver all amounts in each Seller's bank accounts to an account designated in writing by Purchaser as of the Closing Date and thereafter.

                  (vii) executed letters to each of Seller's customers, on behalf of each Seller directing such customers to directly pay Purchaser as of the Closing Date. Such payments to be made to an account designated in writing by Purchaser.

                  (viii)   an  opinion,   dated  the  Closing  Date,  of  Stubbs
         Alderton & Markiles, LLP, counsel to the Sellers, addressed to the Purchaser, in substantially the form attached hereto as EXHIBIT F;

                  (ix)     all  Consents,   waivers  and  estoppels  from  third
         parties as required to consummate the Transactions contemplated by this Agreement, all as set forth on SCHEDULE 3.02(c);

                  (x) Lien searches, a clearance certificate or similar document(s) that may be required by any state, local or foreign Governmental Entity in order to relieve Purchaser of any obligation to withhold any portion of the Purchase Price and such other instruments showing that there were no financing statements, judgments, Taxes or other Liens outstanding against the Sellers with respect to the Business or any of the Assets;

                  (xi) to the extent applicable, payoff letters, UCC-3 termination statements and other documentation relating to the release of all security interests as necessary, all as set forth on SCHEDULE 3.02(c); and,

                  (xii) such other instruments and certificates of transfer as may be reasonably requested by the Purchaser.

                                  ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES OF
                                   THE SELLERS

                  The Sellers, jointly and severally, represent and warrant to and for the benefit of the Purchaser, as of the date hereof and as of the Closing Date, except with respect to any particular subsection of this Article III to the extent specifically described in the corresponding subsection or any other subsection, if it is reasonably apparent on its face from the disclosure that such other subsection applies, of that certain schedule (the "Sellers' Disclosure Schedule"), dated as of the date of this Agreement, delivered to the Purchaser on behalf of the Sellers, a copy of which is attached hereto and incorporated herein by this reference, as follows:

         SECTION 3.01 ORGANIZATION AND QUALIFICATION. Each of the Sellers is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of the Sellers has all corporate or other power and authority, and is duly authorized by all necessary regulatory approvals and orders, to own, lease and operate the Assets and properties and to carry on the Business as it is now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the Business or the ownership or leasing of its Assets and properties makes such qualification necessary. A true, correct and complete list of such jurisdictions (as well as the jurisdiction of incorporation of each of the Sellers) is set forth on SCHEDULE 3.01. The copies of the certificate of incorporation and bylaws of each of the Sellers, as heretofore made available to Purchaser, are correct and complete in all respects.

         SECTION 3.02   AUTHORITY.

         (a)      AUTHORITY.

                  (i) The Board of Directors of each of the Sellers has taken all action to authorize and approve the Transaction Documents and the Transactions. Each of the Sellers has all requisite power and authority to enter into the Transaction Documents to which it is a party and to consummate the Transactions contemplated hereby and thereby.

                  (ii) The execution, delivery and performance by each of the Sellers of each Transaction Document to which it is a party and the consummation by each of the Sellers of the Transactions contemplated hereby and thereby have been duly authorized by all corporate action on the part of each of the Sellers, subject only, in the case of Sunland, to the receipt of shareholder approval as described in the first sentence of Section 3.02(iii), such shareholder approval to become effective in accordance with Section 5.13, and no other corporate proceedings on the part of the Sellers are necessary to authorize each Transaction Document.

                  (iii) The affirmative vote or written consents of (a) the holders of at least a majority of the outstanding shares of the (i) the Series A Preferred Stock, (ii) the Series B Preferred Stock and (iii) the Common Stock of Sunland voting together as a single class and (b) Sunland, as the sole shareholder of PM, are the only votes of the holders of any class or series of either Seller's securities necessary to approve this Agreement, the Transaction and the other Transaction Documents contemplated hereby on behalf of the Sellers.

                  (iv) Each Transaction Document to which a Seller is a party has been duly and validly executed and delivered by such Seller and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes the valid and binding obligation of such Seller, enforceable against it in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (b) NON-CONTRAVENTION. Neither the execution and delivery by either Seller of any Transaction Document to which it is a party nor the consummation or performance by either Seller of any of the Transactions contemplated hereby and thereby will contravene, conflict with or result in any violation by such Seller under any provisions of or result in acceleration, termination, cancellation or modification of, or constitute a default under:

                  (i) the certificate or articles of incorporation, bylaws or similar governing documents of such Seller;

                  (ii)     any Requirements of Law;

                  (iii)    any order of any Governmental Entity; or

                  (iv) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, Contract, lease or other instrument, obligation or agreement of any kind relating to the Business to which either Seller is now a party or by which the Business or the Assets may be bound or affected.

Neither the execution nor the delivery by either Seller of any Transaction Document will result in the creation or imposition of any Encumbrance (other than Permitted Encumbrances) of any nature whatsoever upon the Business or Assets.

         (c) APPROVALS. Except as set forth on SCHEDULE 3.02(c) and as otherwise provided for in Section 3.10 below, no declaration, filing or registration with, or notice to or Consent of, any Governmental Entity or any other Person is necessary for the execution and delivery by either Seller of any Transaction Document to which it is a party or the consummation by either Seller of the Transactions contemplated hereby and thereby.

         (d)      COMPLIANCE.

                  (i) With regards to the Business and the Assets, neither of the Sellers nor their respective employees or agents is, or has been in the last 3 years, in violation in any material respect of, or has been given notice or been charged with any material violation of, any law, order, regulation, ordinance or judgment of any Governmental Entity.

                  (ii) Each of the Sellers has all permits, licenses and franchises from Governmental Entities material to the conduct of the Business as currently conducted and is in compliance in all material respects with the terms thereof. No violations have been reported in writing in respect of such permits, licenses and franchises. SCHEDULE 3.02(d)(ii) lists each permit, license and franchise of each Seller material to the Business. A true and complete copy of each such material permit, license and franchise of each Seller relating to the Business has been provided to Purchaser and as of the date of the Closing each such permit, license and franchise shall be assigned to Purchaser and be in full force and effect upon such assignment.

         SECTION 3.03 TITLE TO PROPERTIES; LIENS; CONDITION OF ASSETS. Each of the Sellers has good, valid and marketable title to all of the Assets, free and clear of any Encumbrances, other than the Permitted Encumbrances. At the Closing, the Sellers will convey to the Purchaser good title to the Assets, free and clear of any Encumbrances, other than the Permitted Encumbrances. All of the Physical Properties are in good operating condition and repair, subject to normal wear and tear, none of such Physical Properties are in need of maintenance or repairs except for ordinary, routine maintenance and such Physical Properties are suitable for and operating according to their intended use.

         SECTION 3.04   RECEIVABLES AND ASSUMED LIABILITIES.

         (a) SCHEDULE 3.04 sets forth a true, correct and complete aged list of the Receivables of the Sellers as of the Cut-Off Date, showing separately those Receivables that, as of such date, had been invoiced or billed by each Seller and are outstanding (a) 30 days or less, (b) 31 to 60 days, (c) 61 to 90 days, (d) 91 to 120 days, and (e) more than 120 days. The Sellers shall as of the 15th and the last day of each month and on or before the fifth business day thereafter from the date hereof through the Closing Date deliver to Purchaser a schedule listing the Receivables collected on and after the Cut-Off Date. At Closing, Seller shall deliver a true, correct and complete updated list of such Receivables as of the Closing Date. Except as set forth on SCHEDULE 3.04, all Receivables outstanding as of the Cut-Off Date, and as of the Closing Date (i) are bona fide, or will have been bona fide, and arose, or will have arisen, from the sale of inventory or services to Persons not affiliated with either Seller and in the ordinary course of business consistent with past practice and (ii) are supported by a valid and enforceable Assumed Contract.

         (b) SCHEDULE 3.04(b) sets forth a true, correct and complete list of the Assumed Liabilities as such items exist as of the Cut-Off Date. At Closing, Seller shall deliver a true, correct and complete updated list of such Assumed Liabilities as of the Closing Date. The Sellers shall as of the 15th and the last day of each month and on or before the fifth business day thereafter from the date hereof through the Closing Date deliver to Purchaser an updated schedule listing the Assumed Liabilities incurred, or any Assumed Liabilities paid, by Sellers after the Cut-Off Date. Each Assumed Liability (i) has arisen, or will have arisen, from the operation of the Business in the ordinary course of business consistent with past practice and (ii) is properly, or will be, properly and accurately reflected in the Business Records of the Sellers. Notwithstanding the foregoing, in no event shall the Sellers incur or pay, any Assumed Liability in excess of $10,000, without the express prior written consent of Purchaser.

         SECTION 3.05   ABSENCE OF CERTAIN EVENTS.

         (a) From September 30, 2002 ("9/30/02") through the Cut-Off Date, each of the Sellers has conducted the Business only in the ordinary course of business consistent with past practice and there has not been any of the following, but solely insofar as they relate to the Business or the Assets:

                  (i) any material damage, destruction or loss, whether or not covered by insurance;

                  (ii) any mortgage or pledge of any of the Business' property or Assets, tangible or intangible;

                  (iii) any sale, transfer, lease or disposal of Assets or incurrence, assumption, cancellation or compromise of any Indebtedness or claim (other than accounts receivable compromised in the ordinary course of business consistent with its past practice), or waiver or release of any right;

                  (iv) receipt of any notice or threat of termination of any Assumed Contract;

                  (v) any settlement or dismissal of any action, claim, demand or lawsuit by or before any Governmental Entity for an amount, in any individual case; or

                  (vi) execution of any Contract or letter of intent with respect to, or otherwise committed or agreed to do any of the foregoing.

         (b) Since 9/30/02, there has not been an adverse change, whether direct or indirect, in the business, operations, condition, prospects, liabilities or assets of the Business, whether or not insured, and no fact, circumstance or event exists or has occurred which in any case could result in a Material Adverse Effect.

         (c) Sellers further covenant and agree that from the Cut-Off Date through Closing they shall not take any action or enter into any Contract, agreement or letter of intent with respect to, or otherwise involving any item listed in Section 3.05(a)(i) through (vi), without Purchaser's prior written consent.

         SECTION 3.06 LITIGATION; INVESTIGATIONS. Except as specifically set forth on SCHEDULE 3.06, there are: (i) no claims, actions, suits, investigations or proceedings pending or, to the knowledge of the Sellers, threatened against, relating to, or affecting either of the Sellers (in connection with the Business or the Assets), the Business or the Assets, or to the knowledge of the Sellers, any employee, agent, officer or director of either of the Sellers relating to the Business, and (ii) no orders of any Governmental Entity or arbitrator outstanding against either of the Sellers

(in connection with the Business or the Assets), the Business or the Assets, or to the knowledge of the Sellers, any employee, agent, officer or director of either of the Sellers relating to the Business, or that could prevent or enjoin or delay in any respect, consummation of the Transactions contemplated hereby.

         SECTION 3.07   TAXES.

         (a) Sellers have duly and timely filed all federal, state, local and foreign Tax Returns and other Tax reports required to be filed by each of them, and have timely paid all Taxes that have become due and payable, whether or not so shown on any such return or report, except such amounts as are being contested diligently and in good faith. Sellers have received no notice of, nor do Sellers have any knowledge of, any deficiency, assessment or audit, or proposed deficiency, assessment or audit from any Governmental Entity that could affect or result in the imposition of a Lien upon the Assets or create any transferee or other liability upon Purchaser.

         (b) The Assets are not subject to any joint venture, partnership or other arrangement or contract that is treated as a partnership for federal income tax purposes.

         (c) Within the past five (5) years, no claim has been made by a Governmental Entity of any jurisdiction in which the Sellers do not file Tax Returns that Sellers are or may be subject to taxation by that jurisdiction in respect of the Assets or the Business, nor is either Seller aware that any such assertion of jurisdiction is threatened.

         (d) The unpaid Taxes of each of the Sellers (A) did not, as of the most recent fiscal month, exceed the reserve for tax liability (other than any reserve for deferred Taxes to reflect timing difference between book and Tax income set forth on the Seller's books and records) and (B) do not exceed that reserve as adjusted for the purpose of time through the Closing Date in accordance with past practice of each Seller in filing their respective Tax Returns.

         SECTION 3.08 ABSENCE OF LIABILITIES. Neither Seller has Liabilities, which are or may become Liabilities of the Business, whether accrued, absolute, contingent, matured or otherwise, whether due or to become due and whether or not the amount thereof is readily ascertainable, that are not reflected as a Liability in the Financial Statements except for Liabilities of no more than $5,000 individually and $10,000 in the aggregate which have been incurred by the Sellers in the ordinary course of conducting the Business consistent with past practices since 9/30/02 which are not otherwise prohibited by, in violation of or which will result in a breach of the representations, warranties and covenants of the Sellers contained in this Agreement.

         SECTION 3.09   MATTERS REGARDING THE FILM LIBRARY

         (a) SCHEDULE 3.09(a) sets forth, on a title-by-title basis, a true, correct and complete list of the principal films and programs which constitute the Film Library, specifying for each such film and program in the Library the number of episodes produced.

         (b) Except with respect to the Permitted Encumbrances, the Sellers own good and marketable title to, hold fully valid, enforceable and exclusive licenses of or are otherwise duly authorized to use substantially all rights under all copyrights, trademarks, service marks, trade secrets and other Intellectual Property used or otherwise exploited by Sellers in connection with the Business or the Assets, including, without limitation, the Film Assets and the Film Library, and the rights to use, duplicate, distribute, merchandise, create derivative works based upon, publicly perform, and publicly display the Film Assets, other than as limited by the underlying acquisition agreements and production agreements of the titles listed on Schedule 3.09(a).

         (c) SCHEDULE 3.09(c)(i) sets forth a true, correct and complete list of all copyright registrations, registration numbers and serial numbers by the issuing authority related to the Film Library. SCHEDULE 3.09(c)(ii) sets forth a true, correct and complete list of all trademarks, service marks, trade names, domain names and logos, and all registrations, registration numbers and serial numbers by the issuing authority thereof, included in the Film Library.
SCHEDULE  3.09(c)(iii)  sets  forth a  true,  correct  and  complete  list  (the
"Physical Properties Schedule") of each location at which the Physical Properties are held or stored and a general description of the nature or type of

Physical Properties held or stored thereat and, at the Closing, Purchaser shall have exclusive ownership of such Physical Properties, subject to any Permitted Encumbrances.

         (d) The ownership, use or exploitation of the Film Library by any means in connection with the Business and operations of Sellers or their Affiliates with respect to the Business or the Assets prior to the Closing does not and will not infringe or misappropriate the rights of any other Person, including, without limitation, any rights relating to defamation, contract, trademark, unfair competition, copyright, trade secret, privacy or publicity. Neither Seller nor any Affiliate of Sellers has received any notice of infringement or misappropriation or other notice of claim relating to the Film Library including, without limitation, oppositions filed in respect to Sellers' trademark applications, if any. Further, no presently existing assignment, license or other transfer to Sellers of any portion of the Film Library or of any rights thereunder is now or, to the knowledge of the Sellers, will in the future become subject to rescission, cancellation or termination (except as may occur by operation of statute pursuant to Section 304 of the Copyright Act of 1976, as amended, or any equivalent foreign statutes to which the Film Assets may be subject, or, with respect to any Assumed Contract, as expressly set forth by its terms).

         (e) All advances, guarantees, Guild Payments, Residuals and Participations, laboratory payments, open purchase orders, costs and fees charged by agents and sub-agents, and other amounts or obligations owed, due, invoiced or payable prior to or on the Closing Date by any Seller, any of its Affiliates or any of its predecessors-in-interest pursuant to or under the Assumed Contracts or otherwise in respect of the Film Library have been, or at the Closing will have been, fully and accurately accounted for, and if due, paid and discharged, except where challenged by Sellers in good faith by appropriate proceedings.

         (f) Except pursuant to the Assumed Contracts, there are no Persons that have (or will have) any rights to participate in the development, production, distribution or financing of any portion of the Film Library.

         (g) There has been, and through the Closing there will be, no lapse in coverage with respect to any errors and omissions and/or general liability insurance policies carried by Sellers and their Affiliates with respect to the Business or the Assets.

         (h) None of the licensors under any Film Asset Acquisition Agreement to which either Seller is a party has exercised any right to buy back any rights granted to Sellers in the Film Library nor have any such rights reverted to any licensor nor has any such licensor purported to terminate or rescind any such rights.

         (i) All of the artwork, packaging, publicity, promotional materials and advertising prepared by Sellers relating to the Film Library has been prepared in accordance with and is in compliance in all material respects with all of the requirements of the applicable Film Contracts and requirements of applicable laws which are customarily applicable to transactions of the type contemplated herein.

         (j) The transfer of the Assets pursuant to this Agreement will vest in Purchaser all rights with respect to musical compositions and sound recordings licensed from third parties and contained in the Assets necessary for the lawful distribution, exhibition and exploitation of the Film Library without infringing or violating any laws or rights of third parties; and the performance rights of all non-dramatic music contained in the Film Library (whether in connection with musical compositions or sound recordings) are: (i) controlled by a performing rights organization such as the American Society for Composers Authors and Publishers ("ASCAP"), Broadcast Music Inc. ("BMI"), SESAC, Inc., PRS, and/or SOCAN, (ii) available for license from the party(ies) controlling such rights, (iii) in the public domain, or (iv) controlled by Sellers directly or through license(s), and if so, then such rights are granted herewith.

         SECTION 3.10   CONTRACTS.

         (a)      SCHEDULE  3.10 sets forth a complete and accurate  list of all
(i) agreements pursuant to which Sellers have licensed any of its rights under any copyright, trademark, service mark, trade secret or other Intellectual Property used or otherwise exploited by Sellers in connection with the Business or the Assets and (ii) certain miscellaneous agreements related to the Business. Other than those agreements set forth on Schedule 3.10, the Assumed Contracts consists only of production contracts associated with the programs and films constituting the

Film Library. Each of the Assumed Contracts is in full force and effect and enforceable in accordance with its terms. Neither Seller has received notice of cancellation of or intent to cancel, or notice to make a modification or intent to make a modification in, any of the Assumed Contracts. The consummation of the Transactions hereunder will not result in the early termination of any of the Assumed Contracts or have a material adverse effect on the relationships between the Business and its customers. There exists no event of default or occurrence, condition or act on the part of either Seller or, to the best knowledge of the Sellers, on the part of the other parties to such Assumed Contracts which constitutes or would constitute (with notice or lapse of time or both) a breach under, or cause or permit acceleration of, any obligation of the Sellers and/or the Business. Except as specifically set forth on SCHEDULE 3.02(c) no Consent of any other party to any of the Assumed Contracts is required in connection with the execution, delivery and performance of this Agreement by the Sellers, which Consents shall be obtained prior to Closing; provided however, that Assumed Contracts that require the Consent of a party in connection with the execution, delivery and performance of this Agreement by Sellers and that (i) involve amounts less than $100,000 and (ii) do not call for any current, deferred or other payment to Sellers or any action by the parties thereto other than Sellers need not be listed on SCHEDULE 3.02(c) (such Assumed Contracts are referred to as the "Unlisted Assumed Contracts"). If a consent of a third party that is required in order to assign an Unlisted Assumed Contract is not obtained prior to the Closing Date, or if an attempted assignment of such Unlisted Assumed Contract would be ineffective or would adversely affect Seller's ability to convey its interest to Purchaser, Sellers shall cooperate with Purchaser in any lawful arrangement to provide that Purchaser shall receive Sellers' entire interest in the benefits under any such Unlisted Assumed Contract including, without limitation, enforcement for the benefit of Purchaser of any and all rights of Sellers against any other party thereto arising out of the breach or cancellation thereof by such party or otherwise; PROVIDED, HOWEVER, that the failure to obtain such Consent shall not constitute a breach of any obligation of Sellers pursuant to this Agreement. The Sellers have delivered or made available to Purchaser true and complete copies of each Assumed Contract listed in SCHEDULE 3.10.

         (b) Neither Seller is a party to or bound by any agreement containing noncompetition, confidentiality, standstill or similar restriction, "change of control" or other limitations restricting the conduct of the Business.

         (c) Neither Seller is a party to or bound by any of the following types of contractual obligations relating to the Business or the Assets:

                  (i) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money granting or evidencing a Lien on the Business and/or Assets or any other Indebtedness;

                  (ii) any guaranty, direct or indirect, of any obligation for borrowings or otherwise relating to the Business and/or the Assets, excluding endorsements made for collection in the ordinary course of business;

                  (iii) any obligation of the Business to make payments, contingent or otherwise, arising out of any prior acquisition of the business, assets or stock of other persons;

                  (iv)     any  shareholders  or  joint  venture  agreement,  or
         partnership,   joint   venture,   joint   development,    co-marketing,
         co-promotion, co-packaging, or similar agreement;

                  (v) any Contracts involving any material resolution or settlement of any actual or threatened litigation, arbitration, claim or other dispute; or

                  (vi) other than the production contracts associated with the programs and films constituting the Film Library, any other Contracts that are material to the Business taken as a whole.

         SECTION 3.11   EMPLOYEE BENEFIT PLANS.

         (a) "Employee Benefit Plan" means any Employee Program which is maintained, administered, sponsored or contributed to by either Seller or an ERISA Affiliate, which covers any Employee or Retiree or with respect to which an obligation of either Seller or an ERISA Affiliate to make any contribution exists is referred to herein as a "Company Employee Plan."

         (b) None of the Sellers or ERISA Affiliates has any unsatisfied material liability, or any unpaid material fine, penalty or tax, with respect to any Company Employee Plan or any other Employee Program. There has been no "prohibited transaction" (within the meaning of Section 406 of ERISA or Section 4975 of the Code), with respect to any Company Employee Plan. Each Seller and ERISA Affiliate has made full and timely payment of all contributions required to be made by it to each Company Employee Plan by the terms of such plan or under the applicable law, except that all contributions which are so required to be made by each Seller or ERISA Affiliate to each Company Employee Plan for any period ending prior to the Closing, but which are not due by the date of the Closing, shall be properly reserved or accrued in the appropriate financial statements.

         (c) Sellers and their ERISA Affiliates will not, in connection with the Transactions contemplated by this Agreement, cease to provide any group health plan coverage to their employees in a manner that would cause Purchaser to be deemed a successor employer of such Seller or its ERISA Affiliates within the meaning of Treasury Regulations Section 54.4980B-9 Q&A8(c).

         SECTION 3.12 MAJOR CUSTOMERS. SCHEDULE 3.12 lists the names of the twenty largest customers (by revenues generated) for the Business during the twelve months ended December 31, 2002. Except as set forth in SCHEDULE 3.12, there have been no adverse changes in the relationships between the Sellers and the customers listed on SCHEDULE 3.12, since December 31, 2001.

         SECTION 3.13   RESERVED.

         SECTION 3.14   INSURANCE.

         (a) SCHEDULE 3.14 contains a complete and accurate list of all insurance policies the premiums of which are being paid by PM or Sunland currently providing and that for the past three years have been providing coverage in favor of either Seller (or any predecessor thereto) related to the Business specifying the insurer and type of insurance under each, other than any insurance policy related to a specific film title that are no longer in effect. The Sellers have heretofore delivered to the Purchaser true, correct and complete copies of all such policies. Each current policy is in full force and effect, all premiums are currently paid, no notice of cancellation or termination has been received with respect to any such policy and, to the knowledge of each of the Sellers, there is no threatened increase in premiums or cancellation or termination of any such policy. Neither of the Sellers (or any predecessor thereto) has been refused any insurance, including, but not limited to, errors and omissions insurance, with respect to the Assets or Business, nor has its coverage been limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years. The insurance specified on SCHEDULE 3.14 has been effective, in full force and effect, without interruption since the date specified on SCHEDULE
3.14 as the initial date of coverage.

         (b) There is no claim by either Seller under any insurance policy listed on SCHEDULE 3.14. Neither the Business nor the Assets has had any casualty loss or occurrence which may give rise to any claim of any kind not covered by insurance and to the Sellers knowledge, there are no occurrences which may give rise to any claim not covered by insurance.

         SECTION 3.15 TRANSACTIONS WITH AFFILIATES. None of the Sellers or the officers, directors, Affiliates, employees or stockholders of either Seller (a) has borrowed money from, or loaned money to, either Seller, (b) is a party to any Assumed Contract with either Seller, (c) has asserted or threatened to assert any claim against either Seller, (d) is engaged in any transaction with either Seller relating to the Business or the Assets, (e) has any direct or indirect financial interest in any competitor, supplier, customer, or distributor of either Seller as it relates to the Business, or (f) owns, directly or indirectly, in whole or in part, or has any other interest in, any tangible or intangible property or other Assets which either Seller uses or has used or proposes to use in the conduct of the Business.

         SECTION 3.16 BULK SALES. The bulk sales laws of the jurisdictions in which the Business is conducted are not applicable to the Transactions contemplated hereby.

         SECTION 3.17 DISCLOSURE. No representation, warranty or statement made by either Seller in (i) this Agreement or (ii) the Schedules attached hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         SECTION 3.18 BROKERS AND FINDERS. Neither of the Sellers nor any of their respective officers, directors or employees has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finder's fees in connection with the Transactions contemplated by this Agreement

         SECTION 3.19 SOLVENCY. Effective as of the date hereof and immediately following the Closing, each Seller's assets, at a fair valuation, shall exceed the amount of such Seller's debts, at a fair valuation. Both prior to and after the consummation of the Transactions, Sellers were able to and shall be able to discharge their debts as they became due or become due, as the case may be.


                                  ARTICLE IV.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         Purchaser represents and warrants to and for the benefit of the Seller, as of the date hereof and as of the Closing Date, except with respect to any particular subsection of this Article IV to the extent specifically described in the corresponding subsection, or any other subsection, if it is reasonably apparent on its face from the disclosure that such other subsection applies, of that certain schedule (the "Purchaser's Disclosure Schedule"), dated as of the date of this Agreement, delivered to the Sellers on behalf of the Purchaser, a copy of which is attached hereto and incorporated herein by this reference, as follows:

         SECTION 4.01 ORGANIZATION AND QUALIFICATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The copies of the certificate of incorporation and bylaws of the Purchaser, as heretofore made available to Sellers, are correct and complete in all respects.

         SECTION 4.02   AUTHORITY.

         (a)      AUTHORITY.

                  (i) The Board of Directors of the Purchaser has taken all action to authorize and approve the Transaction Documents and the Transactions. The Purchaser has all requisite power and authority to enter into the Transaction Documents to which it is a party and to consummate the Transactions contemplated hereby and thereby.

                  (ii) The execution, delivery and performance by the Purchaser of each Transaction Document to which it is a party and the consummation by the Purchaser of the Transactions contemplated hereby and thereby have been duly authorized by all corporate action on the part of the Purchaser and no other corporate proceedings on the part of the Purchaser are necessary to authorize each Transaction Document.

                  (iii) Each Transaction Document to which Purchaser is a party has been duly and validly executed and delivered by Purchaser and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its respective terms, except as would be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally and except that the availability of equitable remedies, including specific performance, may be subject to the discretion of any court before which any proceeding therefor may be brought.

         (b) NON-CONTRAVENTION. Neither the execution and delivery by Purchaser of any Transaction Document to which it is a party nor the consummation or performance by Purchaser of any of the Transactions contemplated hereby and thereby will contravene, conflict with or result in any violation by Purchaser under any provisions of or result in acceleration, termination, cancellation or modification of, or constitute a default under:

                  (i) the certificate or articles of incorporation, bylaws or similar governing documents of Purchaser;

                  (ii)     any Requirements of Law;

                  (iii)    any order of any Governmental Entity; or

                  (iv) any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, Contract, lease or other instrument, obligation or agreement of any kind to which Purchaser is now a party.

         (c) APPROVALS. Except as set forth on SCHEDULE 4.02(c), no declaration, filing or registration with, or notice to or Consent of, any Governmental Entity or any other Person is necessary for the execution and delivery by Purchaser of any Transaction Document to which it is a party or the consummation by Purchaser of the Transactions contemplated hereby and thereby.

         SECTION 4.03   FINANCING.    The  Purchaser  has  commitments  for  the
financing  necessary  to  consummate  the  Transactions   contemplated  by  this
Agreement and the other Transaction Documents.

         SECTION 4.04 DISCLOSURE. No representation, warranty or statement made by Purchaser in (i) this Agreement or (ii) the Schedules attached hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         SECTION 4.05 BROKERS AND FINDERS. Neither Purchaser nor any of its officers, directors or employees has employed any broker or finder or incurred any liability for any investment banking fees, brokerage fees, commissions or finder's fees in connection with the Transactions contemplated by this Agreement

                                   ARTICLE V.

                         PRE-CLOSING COVENANTS OF SELLER

         Except as set forth in SCHEDULE V or with the prior written consent of the Purchaser, the Sellers shall comply with the provisions of this Article V after the date hereof and prior to the Closing Date or earlier termination of this Agreement.

         SECTION 5.01 ORDINARY COURSE OF BUSINESS. Each of the Sellers shall conduct the Business in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and use best efforts to preserve the Assets and the Business, preserve relationships with customers, suppliers, franchisors, distributors and others having business dealings with it and keep available the services of their present officers and employees, in each case in the ordinary course of business consistent with past practice. Neither Seller will take any action with the purpose of causing any of the conditions to the Purchaser's obligations set forth in Article VII hereof to not be satisfied. Except as expressly contemplated by this Agreement, neither Seller shall without the prior written consent of the Purchaser:

         (a) enter into any commitment or transaction relating to the Business not in the ordinary course of business;

         (b) acquire or agree to acquire by merging or consolidating the Business with, or by purchasing any assets or equity securities of, or by any other manner, any Person (other than purchases of marketable securities in the ordinary course of business consistent with past practice);

         (c) liquidate, dissolve or otherwise reorganize if such action would have any effect whatsoever on the Business or the Assets;

         (d)      enter  into,  modify,  amend or waive any terms of any Assumed
Contract;

         (e) take any action or engage in any transaction which would cause any representation or warranty of the Sellers hereunder to be untrue as of the Closing Date;

         (f) accelerate the receipt of payment with respect to receivables or slow down the payment of payables relating to the Business, except in the ordinary course of business consistent with past practice;

         (g) revalue any of the Assets, including without limitation, writing down the value of inventory or writing off notes or accounts receivable, except as required under GAAP and in the ordinary course of business;

         (h) enter into any agreement with any of its Affiliates relating to the Business; or

         (i) agree in writing to take any of the actions described in subsections (a)-(h) above.

         SECTION 5.02   CAPITAL  COMMITMENTS.   Except  for  those  expenditures
specifically set forth in SCHEDULE 5.02, neither Seller shall make any capital commitments relating to the Business.

         SECTION 5.03 CERTAIN ACTIONS. Neither Seller shall sell, lease, transfer, license, pledge, encumber or otherwise dispose of any Assets or incur any Liabilities or obligations of any nature whatsoever relating to the Assets or the Business (whether absolute, accrued, contingent or otherwise and whether due or to become due), except for Liabilities or obligations incurred in the ordinary course of business in substantially the same manner as heretofore conducted. The Sellers shall cause all Indebtedness and other Liabilities (other than the Assumed Liabilities) relating to the Assets and the Business, including fees, costs and expenses of the Sellers in connection with the Transactions, to be paid in full on or prior to the Closing.

         SECTION 5.04 LOANS AND ADVANCES. Neither Seller shall make loans or advances, capital contributions to, or investments in, any Person which relates to the Business except for the payment of salary and benefits to or for advances for travel and other normal business expenses to, the officers or employees of the Sellers.

         SECTION 5.05 ACCOUNTING. Neither Seller shall make any changes in its accounting methods relating to the Assets or the Business, except as required by law, rule, regulation or GAAP.

         SECTION 5.06 INSURANCE. The Sellers shall maintain with financially responsible insurance companies (or through self-insurance not inconsistent with such party's past practice) insurance in such amounts and against such risks and losses with respect to the Assets and the Business as is currently maintained by the Sellers.

         SECTION 5.07 PERMITS. Each of the Sellers shall use its best efforts to maintain in effect all existing material permits pursuant to which each Sellers operates the Business.

         SECTION 5.08 ACTIONS. Neither Seller shall institute, settle or dismiss any action, claim, demand, lawsuit, proceeding, arbitration or grievance by or before any Governmental Entity threatened against, relating to or involving the Assets or the Business of the Sellers other than in the ordinary course of business consistent with past practices.

         SECTION 5.09 MAINTENANCE OF ASSETS. Each of the Sellers shall maintain all the Assets in good repair and condition, except to the extent of wear or use in the ordinary course of business and consistent with past practice or damage by fire or other unavoidable casualty.

         SECTION 5.10 TAX MATTERS. Without the prior written consent of the Purchaser, neither Seller shall, in so far as the following are conducted in connection with, or related to or affecting, the Business or the Assets, (i) make or change any election, (ii) change an annual accounting period, (iii) adopt or change any accounting method, (iv) file any amended Tax Return, (v) enter into any closing agreement, (vi) settle any Tax claim or assessment, (vii) surrender any right to claim a refund of Taxes, (viii) consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment, or
(ix) take any other action relating to the filing of any Tax Return or the payment of any Tax.

         SECTION 5.11 ACCESS AND INVESTIGATION. Each of the Sellers shall use its commercially reasonable efforts to ensure that at all times from the date hereof through the Closing Date:

         (a) each of the Sellers and their respective representatives shall provide the Purchaser and its representatives with free and complete access at reasonable times and upon reasonable notice, to the Assets, and to all existing books, records, Tax Returns, work papers and other documents and information relating to the Business;

         (b) each of the Sellers and their respective representatives shall provide the Purchaser and its representatives with such copies of existing books, records, Tax Returns, work papers and other documents and information relating to the Business as the Purchaser may reasonably request in good faith; and

         (c) each of the Sellers and their respective representatives shall compile and provide the Purchaser and its representatives with such additional financial, operating and other data and information regarding the Business as the Purchaser may reasonably request in good faith.

         SECTION 5.12   NO NEGOTIATION.

         (a) Each of the Sellers shall ensure that neither of the Sellers nor any of their respective subsidiaries, officer, directors, employees, shareholders, Affiliates, investment bankers, attorneys, accountants, agents or other advisor or representative of such Sellers, directly or indirectly:

                  (i)      solicit,   initiate  or   knowingly   facilitate   or
         encourage the submission of any proposal regarding an Acquisition of the Assets or the Business;

                  (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes an Acquisition of the Assets or the Business, or enter into any agreement with respect to any Acquisition of the Assets or the Business, other than with Purchaser.

         (b) Subject to the provisions of Section 10.02 below, nothing contained in this Section 5.12 shall prevent the Board of Directors of Sunland from considering, negotiating, discussing, approving and recommending to the shareholders of Sunland a BONA FIDE Acquisition of the Assets or the Business not solicited in violation of this Agreement, PROVIDED that (i) the Board of Directors of Sunland determines in good faith, upon advice of outside counsel, that it is required to do so in order to discharge properly its fiduciary duties and (ii) Sunland immediately shall provide Purchaser with written notice of such determination. Nothing contained in this Section 5.12 shall prohibit the Board of Directors of Sunland from complying with Rule 14e-2 promulgated under the Exchange Act with regard to a tender or exchange offer; provided, however, that Sunland immediately shall provide Purchaser with written notice of such offer. If the Board of Directors of Sunland receives a request for information by a Person who makes, or indicates that it is considering making, an offer of a BONA FIDE Acquisition of the Assets or the Business, and the Board of Directors determines in good faith and upon the advice of outside counsel that it is required to cause Sunland to act as provided in this Section 5.12(b) in order to discharge properly the directors' fiduciary duties, then, provided (i) such Person has executed a confidentiality agreement substantially similar to the one then in effect between Sunland and Purchaser and (ii) Sunland has notified Purchaser in writing of such request, Sunland may provide such Person with access to information regarding Sunland, the Business or the Assets.

         (c) Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 5.12 by any officer, director, employee, affiliate, shareholder, investment banker, attorney, accountant, agent or other advisor or representative of either Seller, whether or not such individual is purporting to act on behalf of such Seller, or otherwise, shall be deemed to be a breach of the Section by the Sellers. Sellers shall notify the Purchaser promptly of the receipt of any notice, discussions or requests for information relating to an Acquisition of the Assets or the Business.

         SECTION 5.13   SHAREHOLDER APPROVAL.

         (a) As soon as practicable after the date of this Agreement, and in no event later than fifteen (15) business days after the date hereof, Sellers shall prepare and cause to be filed with the SEC a proxy statement pursuant to Rule 14a-3 promulgated under Section 14A of the Exchange Act (together with any amendments or supplements thereto, the "Proxy Statement") in connection with the approval and adoption of this Agreement, the Transaction and the other
Transaction Documents. The Proxy Statement shall include a statement that Sunland's Board of Directors has approved this Agreement, determined that this Agreement, the Transaction and the other Transaction Documents are in the best interests of Sunland's shareholders and recommends that Sunland's shareholders vote in favor thereof, and Sunland shall use its commercially reasonable efforts to solicit such votes from its shareholders. The Proxy Statement shall comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated thereunder. Sellers shall immediately advise Purchaser if the Proxy Statement, including any amendments or supplements thereto, at the time filed with the SEC, as of the date of mailing to the shareholders of Sunland or at any other time, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statement therein, in light of the circumstances under which they are made, not misleading. Sunland shall respond promptly to any comments of the SEC or its staff with respect thereto and use its best efforts to have the Proxy Statement cleared by the SEC as soon as practicable after its filing. Sunland shall also promptly furnish to Purchaser and its counsel copies of any correspondence received from the SEC, and shall permit representatives of the Purchaser to attend any telephone calls with the SEC that discuss comments made by its staff. As soon as practicable after clearance by the SEC of the Proxy Statement, Sunland shall mail the Proxy
Statement to its shareholders. In addition, Sunland shall take all action necessary in accordance with applicable Laws and its charter to duly call, give notice of, convene and hold a meeting of its shareholders as soon as practicable solely to consider and approve this Agreement, the Transaction and the Transaction Documents.

         (b) In the event that prior to the Sellers' filing of the Proxy Statement, Sunland receives authorization by written consent from that number of holders of its capital stock necessary to approve this Agreement, the
Transaction and the other Transaction Documents, then notwithstanding the provisions of this Section 5.13 to the contrary, as soon as practicable after the date of this Agreement, and in no event later than fifteen (15) business days after the date hereof, Sellers shall prepare and cause to be filed with the SEC an information statement pursuant to Rule 14(c) promulgated under Section 14A of the Exchange Act (together with any amendments or supplements thereto, the "Information Statement") in connection with the approval and adoption of this Agreement, the Transaction and the other Transaction Documents, and shall take all other actions necessary and consistent with the provisions of this
Section 5.13, with respect to the Information Statement.

         (c) As promptly as practicable, Sellers shall properly prepare and file any other filings required under the Securities Act, the Exchange Act or any other Laws (including, without limitation, state securities and "blue sky" laws) relating to the Transactions contemplated by this Agreement and the other Transaction Documents (collectively, "Other Filings").

         (d) Sellers shall provide copies of drafts of the Proxy Statement or the Information Statement, as the case may be, to Purchaser and its counsel at least two (2) business days prior to the date of filing of such document with the SEC (including with respect to each amendment or supplement thereto) so as to allow Purchaser to review and comment on such documents. Such review shall not be deemed a review by Purchaser or its counsel as to whether the Sellers have properly complied with SEC rules or regulations. Prior to the filing of the Proxy Statement or the Information Statement, as the case may be, with the SEC, the Sellers shall consider in good faith any comments made by, or changes requested by, Purchaser or its counsel.

         SECTION 5.14 ADJUSTMENT RELATED TO PERIOD BETWEEN CUT OFF AND CLOSING DATES.

         (a) It is agreed and acknowledged by Sellers and Purchaser that, pursuant hereto, Sellers shall collect the proceeds of all Receivables received on or after the Cut-Off Date, but prior to Closing, and Purchaser is entitled to the proceeds of all such Receivables, less any amounts required to satisfy obligations arising under the Assumed Liabilities identified in Section 1.03 on or after the Cut-Off Date and prior to the Closing Date. In the event that any such proceeds remain after the payment of any obligations arising under the Assumed Liabilities identified in Section 1.03 on or after the Cut-Off Date but prior to the Closing Date, then Sellers shall retain such remaining proceeds and the Purchase Price shall be decreased, on a dollar for dollar basis, by the amount by which the proceeds from such Receivables exceed the Assumed Liabilities. In the event that the payment of any obligations arising under the Assumed Liabilities identified in Section 1.03 on or after the Cut-Off Date but prior to the Closing Date exceeds the proceeds received by Sellers from the Receivables on or after the Cut-Off Date and prior to the Closing Date, the Purchase Price shall be increased, on a dollar for dollar basis, by the amount by which such Assumed Liabilities exceeds the proceeds from such Receivables.

         (b) Approximately three business days prior to Closing, Purchaser and Sellers shall agree to an estimate of the proceeds received by Sellers from the Receivables on or after the Cut-Off Date and prior to the Closing Date and the amount of payment of any obligations arising under the Assumed Liabilities identified in Section 1.03 on or after the Cut-Off Date but prior to the Closing Date and the estimated adjustment to the Purchase Price (the "Estimated Adjustment") using the most recent financial information available. Within 60 days after the Closing Date, Purchaser will prepare and deliver to the Sellers a statement of proceeds received by Sellers from the Receivables on or after the Cut-Off Date and prior to the Closing Date and the amount of payment of any obligations arising under the Assumed Liabilities identified in Section 1.03 on or after the Cut-Off Date but prior to the Closing Date and the amount of the adjustment to the Purchase Price (the "Post-Closing Adjustment Statement"). The Post-Closing Adjustment Statement as appropriate to reflect the resolution of any objections thereto in accordance with Section 5.14(c), and the amount of adjustment on the Post-Closing Adjustment Statement, after resolution of all such objections, is referred to herein as the "Final Adjustment." If the Final Adjustment results in an increase in the Purchase Price ,as adjusted by the Estimated Adjustment, Purchaser will pay to the Sellers the amount of such increase. If the Final Adjustment results in a decrease in the Purchase Price ,as adjusted by the Estimated Adjustment, the Sellers will direct the Escrow Agent to pay to the Purchaser out of the Indemnity Escrow Funds the amount of such decrease. Any such payment shall be made by wire transfer or delivery of other immediately available funds within three business days after the date on which the Final Adjustment is ultimately determined.

         (c) If the Sellers do not give notice of dispute within 15 days of receiving the Post-Closing Adjustment Statement, such statement shall be deemed accepted by the Sellers and shall become the Final Adjustment. If Sellers have objections to the statement, they shall deliver a detailed statement describing their objections to Purchaser within 15 days after receiving the statement. Purchaser and the Sellers will use reasonable efforts to resolve any such objections themselves. If the parties do not obtain a final resolution within 10 days after receipt of a statement of objections, Purchaser and the Sellers will select within three business days an accounting firm mutually acceptable to them to resolve any remaining objections. Such accounting firm will render a determination of the applicable dispute within 45 days after referral of such matter to the accounting firm. The determination of any accounting firm so selected will be set forth in writing, and must be limited to the position of either Purchaser or the Sellers, and must set forth in reasonable detail the basis therefor, and will be conclusive and binding upon the parties. In the event the parties submit any unresolved objections to an accounting firm for resolution as provided in this Section 4.1(d), Purchaser and the Sellers will pay the fees and expenses of the accounting firm based upon the degree to which the accounting firm accepts the position of the individual parties.



                                  ARTICLE VI.

                       PRE-CLOSING COVENANTS OF EACH PARTY

         SECTION 6.01 NOTIFICATION OF CERTAIN MATTERS. During the pre-Closing period, each party hereto shall promptly notify the other in writing of:

         (a) the discovery by it of any event, condition, fact or circumstance that occurred, arose or existed on or prior to the date of this Agreement or occurs, arises or exists after the date of this Agreement and that caused or constitutes or could cause or constitute a breach of any representation or warranty made by such party in this Agreement;

         (b)      any breach of any covenant or obligation made by it; and

         (c) any event, condition, fact or circumstance that may make the timely satisfaction of any of the conditions set forth in Article VII or Article VIII impossible or unlikely.

         SECTION 6.02 CONSENTS. Each party hereto shall use its commercially reasonable efforts to ensure that:

         (a) each filing, notice or certificate required to be made or given (pursuant to any applicable Legal Requirement, order or Contract, or otherwise) by it in connection with the execution and delivery of this Agreement or in connection with the consummation or performance of any of the Transactions is made or given as soon as practicable after the date of this Agreement;

         (b) each Consent set forth on SCHEDULE 3.02(c) and SCHEDULE 4.02(c) required to be obtained (pursuant to any applicable legal requirement, order or Contract, or otherwise) by it in connection with the execution and delivery of this Agreement or in connection with the consummation or performance of any of the Transactions is obtained as soon as practicable after the date of this Agreement and remains in full force and effect through the Closing Date;

         (c) it shall promptly deliver to the other parties, a copy of each filing made, each notice given and each Consent obtained by it during the pre-Closing period; and

         (d) during the pre-Closing period, it and its respective representatives cooperate with the other parties and with the other parties' representatives, and prepare and make available such documents and take such other actions as the other parties may reasonably request in good faith, in connection with any filing, notice or Consent that it is required or elects to make, give or obtain.


                                  ARTICLE VII.

                           CONDITIONS PRECEDENT TO THE
                         PURCHASER'S OBLIGATION TO CLOSE

         The obligation of the Purchaser to purchase the Business and the Assets is subject to the satisfaction, at or before the Closing, of the conditions set out below. The benefit of these conditions are for the benefit of the Purchaser only and may only be waived in a writing signed by the Purchaser at any time in its sole discretion.

         SECTION 7.01 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Sellers shall be true and correct in all material respects (except for representations and warranties that contain qualifications as to materiality, which shall be true and correct in all respects and except for representations and warranties that are subject to items set forth on a Schedule hereto, which shall be true subject to such items) at and as of the date when made and as of the Closing Date as though made at that time, and the Purchaser shall have received a certificate attesting thereto from the Sellers signed by a duly authorized officer of each of the Sellers.

         SECTION 7.02 PERFORMANCE BY THE SELLERS. Each of the Sellers shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Purchaser shall have received a certificate signed by a duly authorized officer of each of the Sellers attesting to that effect.

         SECTION 7.03 OPINION OF SELLERS' COUNSEL. The Purchaser shall have received from Stubbs Alderton & Markiles, LLP, counsel to the Sellers, an opinion of counsel, dated as of the Closing Date and addressed to the Purchaser in the form attached hereto as EXHIBIT D.

         SECTION 7.04 MATERIAL ADVERSE CHANGE. There shall not have been any changes or events which have resulted or could result in a Material Adverse Effect.

         SECTION 7.05 NO LITIGATION. There shall not have been issued and be in effect any order of any court or tribunal of competent jurisdiction which (i) prohibits or makes illegal the purchase by the Purchaser of the Assets, (ii) would require the divestiture by the Purchaser of all or any portion of the Assets or the Business as a result of the Transactions contemplated hereby, or
(iii) would impose limitations on the ability of the Purchaser to effectively exercise full rights of ownership of the Assets or of all or any portion of the Business as a result of the Transactions contemplated hereby.

         SECTION 7.06 NO INJUNCTION. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the Transactions contemplated hereby.

         SECTION 7.07   ESCROW AGREEMENTS.   The Escrow Agent  and Sellers shall
have executed and delivered to Purchaser the Escrow Agreements.

         SECTION 7.08 NO ENCUMBRANCES. At the Closing, Sellers shall deliver the Assets free and clear of any Encumbrances whatsoever (other than the Permitted Encumbrances).


                                 ARTICLE VIII.

            CONDITIONS PRECEDENT TO THE SELLERS' OBLIGATIONS TO CLOSE

         The obligation of the Sellers to sell the Business and the Assets is subject to the satisfaction, at or before the Closing, of the conditions set out below. The benefit of these conditions are for the Sellers only and may be waived by the Sellers in writing at any time in their sole discretion.

         SECTION 8.01 PURCHASE PRICE. Sellers shall have received the amounts set forth (i) in Section 1.06(b) pursuant to the terms of the Earnest Money Escrow Agreement and (ii) in Section 1.06(c), and the Escrow Agent shall have received the amounts set forth in Sections 1.06(d) and (e).

         SECTION 8.02 ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser shall be true and correct in all material respects (except for representations and warranties that contain qualifications as to materiality, which shall be true and correct in all respects and except for representations and warranties that are subject to items set forth on a Schedule hereto, which shall be true subject to such items) at and as of the date when made and as of the Closing Date, as though made at that time, and the Seller shall have received a certificate attesting thereto signed by a duly authorized officer of the Purchaser.

         SECTION 8.03 PERFORMANCE BY PURCHASER. The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Sellers shall have received a certificate of a duly authorized officer of the Purchaser to such effect.

         SECTION 8.04 NO LITIGATION. There shall not have been issued and be in effect any order of any court or tribunal of competent jurisdiction which (i) prohibits or makes illegal the sale by the Sellers of the Assets or the Purchase by the Purchaser of the Assets or (ii) would impose limitations on the ability of the Sellers to effectively transfer full rights of ownership of the Assets or of all or any portion of the Business as a result of the Transactions contemplated hereby.

         SECTION 8.05 NO INJUNCTION. On the Closing Date there shall be no effective injunction, writ, preliminary restraining order or any order of any nature issued by a court of competent jurisdiction directing that the Transactions provided for herein or any of them not be consummated as so provided or imposing any conditions on the consummation of the Transactions contemplated hereby.

         SECTION 8.06 ESCROW AGREEMENTS. The Escrow Agent and Purchaser shall have executed and delivered to Sellers the Escrow Agreements.

         SECTION 8.07 SHAREHOLDER APPROVAL. This Agreement, the Transaction and the other Transaction Documents shall have been duly and validly approved by the requisite vote or consent of Sunland's shareholders in accordance with
Section 5.13.

         SECTION 8.08 OPINION OF PURCHASER'S COUNSEL. The Sellers shall have received from Swidler Berlin Shereff Friedman, LLP, counsel to the Purchaser, an opinion of counsel, dated as of the Closing Date and addressed to the Purchaser in the form attached hereto as EXHIBIT E.

         SECTION 8.09 GUILD ASSUMPTION AGREEMENTS. The Sellers shall have received from Purchaser agreements of assumption of the agreements with the Screen Actors Guild, Writers Guild of America and the Directors Guild of America.


                                   ARTICLE IX.

                                 INDEMNIFICATION

         SECTION 9.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Articles III and IV hereof shall survive for a period of thirty-six months following the Closing Date; PROVIDED, HOWEVER, that the representations and warranties contained in Sections 3.01, 3.02, 3.07, 3.11, 3.20, 3.21, 4.01 and 4.02 shall survive the Closing until thirty days after the expiration of the applicable statute of limitations period and the representations and warranties set forth in Section 3.03 shall survive indefinitely.

         SECTION 9.02   INDEMNIFICATION BY THE SELLERS.

         (a) Other than with respect to Taxes, the indemnification of which will be subject to Section 9.02(b), the Sellers shall jointly and severally indemnify, defend and hold Purchaser and its officers, directors, employees, Affiliates, representatives, agents and the successors and assigns of all of them (each, a "Purchaser Indemnitee") harmless in respect of any Liabilities, costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages and amounts paid in settlement (collectively, "Damages") arising from or in connection with (i) the failure or breach of any representation or warranty of the Sellers under this Agreement, in the Sellers' Disclosure Schedule, in any certificate delivered pursuant hereto to be true and correct as of the date hereof and as of the Closing Date or any other Transaction Document, (ii) the failure of the Sellers to duly perform or observe any term, provision, covenant or agreement to be performed or observed by the Sellers pursuant to this Agreement or any other Transaction Document or in the schedules, exhibits, certificates or documents delivered by Sellers pursuant hereto or thereto, (iii) all Liabilities, other than the Assumed Liabilities,
(iv) any Employee Benefit Plan, or to any other Employee Program ever sponsored, maintained or contributed to by (or with respect to which any obligation to make a contribution ever existed on the part of) either Seller or any ERISA Affiliate; and (v) the operations of the Business prior to the Closing.

         (b) The Sellers, jointly and severally, shall be liable for, and shall indemnify and hold harmless the Purchaser Indemnitees from and against:
(i) any and all liability for Taxes (and that portion of the Purchaser's costs for the preparation of each relevant Tax Return and the defense of each relevant audit, investigation or claim with respect to Taxes) of either Seller; (ii) any and all liability for Taxes of any member of an affiliated, consolidated, combined or unitary group of which either of the Sellers or any of their subsidiaries (or any predecessors thereto) is or was a member, including pursuant to Treasury Regulation Section 1.1502-6 or any analogous or similar state, local or foreign Law or regulation; (iii) any and all liability for Taxes of any Person (other than either of the Sellers) imposed on either of the Sellers as a transferee, successor, by contract, or pursuant to any

Law, rule or regulation; (iv) any and all liability resulting from the breach of any representation or warranty contained in Section 3.07; and (v) any and all liability for reasonable legal fees and expenses attributable to any item in the foregoing clauses.

         SECTION 9.03 INDEMNIFICATION BY THE PURCHASER. The Purchaser shall indemnify and hold harmless the Sellers and their respective officers, directors, employees, Affiliates, representatives, agents and the successors and assigns of all of them (each a "Seller Indemnitee") harmless in respect of any Damages arising from or in connection with (i) the failure or breach of any representation or warranty of the Purchaser, under this Agreement or in any certificate delivered pursuant hereto to be true and correct as of the date hereof and as of the Closing Date or (ii) the failure of Purchaser to duly perform or observe any term, provision, covenant or agreement to be performed or observed by the Purchaser pursuant to this Agreement. In addition, from and after the Closing Date, the Purchaser shall indemnify and hold harmless the Seller Indemnitees in respect of any Damages arising from or in connection with
(iii) (a) the Assumed Liabilities set forth on Schedule 1.03 for the period from the Cut-Off Date through the Closing Date and (b) all Assumed Liabilities after the Closing Date, and (iv) the operations of the Business after the Closing
(other than Damages in respect of which indemnification may be sought by Purchaser hereunder).

         SECTION 9.04 CLAIMS FOR INDEMNIFICATION. Upon receipt by a party of a written notice of any action, suit, proceedings, claim, demand or assessment against it which might give rise to a claim for Damages, such party (the
"Indemnitee") shall give written notice thereof to the other party (the "Indemnitor") indicating the nature of such claim and the basis therefor; provided, however, that failure to give such notice shall not affect the Indemnitee's rights provided hereunder except to the extent the Indemnitor shall have been actually prejudiced as a result of such failure. The Indemnitor shall have the right, at its option, exercisable within 10 days after receipt of such notice to assume the defense of, at its own expense and by its own counsel, any such matter involving the asserted liability of the Indemnitee as to which the Indemnitor shall have acknowledged the right of the Indemnitee to payment by the Indemnitor, subject to the next sentence. If the Indemnitor shall undertake to compromise or defend any such asserted liability, it shall promptly notify the Indemnitee of its intention to do so, and the Indemnitee agrees to cooperate fully with the Indemnitor and its counsel in the compromise of, or defense against, any such asserted liability; provided, however, that the Indemnitor shall not settle any such asserted liability without the written consent of the Indemnitee. Notwithstanding an election to assume the defense of such action or proceeding, the Indemnitee shall have the right to employ separate counsel and to participate in the defense of such action or proceeding, and the reasonable fees, costs and expenses of such separate counsel shall be payable by the Indemnitor, if (A) the Indemnitor shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitor within 20 days after notice of the institution of such action or proceeding or (B) the Indemnitor shall have authorized the Indemnitee to employ separate counsel at the Indemnitor's expense and the Indemnitor shall promptly assume and hold the Indemnitee harmless from and against the full amount of any Damage resulting therefrom. Notwithstanding anything herein to the contrary, the Indemnitor shall not be entitled to assume control of such defense but shall pay for the reasonable fees, costs and expenses of Indemnitee's legal counsel if (i) the claim for indemnification relates to or arises in connection with any criminal proceeding, action, indictment, allegation or investigation; (ii) Indemnitee has been advised by counsel that a reasonable likelihood exists of a conflict of interest between the Indemnitor, on the one hand, and Indemnitee on the other;
(iii) the Indemnitor failed or is failing to vigorously prosecute or defend such claim; (iv) the claim seeks an injunction or equitable relief against Indemnitee; or (v) Indemnitee reasonably believes an adverse determination with respect to the action, lawsuit, investigation, proceeding or other claim giving rise to such claim for indemnification would be detrimental to or injure the reputation or future business prospects of Indemnitee. In any event, the Indemnitee and its counsel shall cooperate with the Indemnitor and its counsel. The Indemnitee shall have the right at its own expense to participate in the defense of such asserted liability.

         SECTION 9.05 LIMITATIONS ON AMOUNT OF RECOVERY. Notwithstanding anything herein to the contrary (absent fraud, willful misconduct or bad faith), no claims pursuant to Section 9.02 or Section 9.03 shall be asserted (other than claims relating to Taxes, or the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.07, 3.11, 3.18 and 3.19) against either Seller by the Purchaser Indemnitees, or against the Purchaser by the Seller Indemnitees, until such aggregate claims of the Purchaser Indemnitees against both Sellers, or of the Sellers Indemnitees against the Purchaser (as applicable), exceed $25,000 (in each case the "Deductible Amount"), it being understood and agreed that, to the extent such Damages exceed the Deductible Amount, the Sellers or the Purchaser (as applicable), shall be obligated to pay the entire amount of such Damages, including the Deductible Amount. Absent fraud, willful misconduct or bad faith and other than with respect to claims relating to Taxes, or the representations and warranties set forth in Sections 3.01, 3.02, 3.03, 3.07, 3.11, 3.18 and 3.19, the aggregate liability of Sellers for indemnification under this Agreement shall not exceed the Escrow Funds.

         SECTION 9.06 ADJUSTMENTS TO PURCHASE PRICE. All indemnity and other payments made under this Agreement shall be treated for Tax purposes as adjustments to the Purchase Price.

         SECTION 9.07 EXCLUSIVE REMEDY. Absent fraud or willful misconduct, the provisions of this Article IX shall constitute the sole and exclusive remedy of each party with respect to any claims resulting from or arising out of the provisions of this Agreement or the Transactions contemplated hereby, whether based on tort, contract statute, or otherwise, which may be asserted after the Closing Date.


                                    ARTICLE X.
                                   TERMINATION

         SECTION 10.01 TERMINATION EVENTS. This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing:

         (a)      by mutual written consent of the Sellers and Purchaser;

         (b) by the Sellers or Purchaser so long as neither the Sellers, on the one hand or Purchaser, on the other, is not then in material breach of their respective obligations hereunder, if

                  (i) the Closing shall not have occurred on or before September 30, 2003; provided, however, that the right to terminate this Agreement under this Section 10.01 shall not be available to the Sellers or Purchaser, as the case may be, if such party's failure to fulfill any obligation under this Agreement has been a cause of or resulted in the failure of the Transactions to occur on or before such date; or

                  (ii) Sellers fail to receive shareholder approval in accordance with Section 5.13; or

                  (iii) Sellers approve or recommend to the shareholders of Sunland a bona fide Acquisition of the Assets or the Business to a Person other than the Purchaser solely in accordance with Section 5.12(b).

         (c) by the Sellers so long as neither Seller is then in material breach of their respective obligations hereunder, if any of the Conditions to Closing set forth in Article VIII shall not have been satisfied and are incapable of being satisfied by September 30, 2003;

         (d) by Purchaser so long as Purchaser is not then in material breach of its obligations hereunder, if

                  (i) any of the Conditions to Closing set forth in Article VII shall not have been satisfied and are incapable of being satisfied by September 30, 2003; or

                  (ii) Sellers approve or recommend to the shareholders of Sunland a bona fide Acquisition of the Assets or the Business to a Person other than the Purchaser solely in accordance with Section 5.12(b).

         SECTION 10.02  EFFECT OF TERMINATION.

         (a) In the event of termination of this Agreement by either the Seller or Purchaser as provided in Section 10.01, this Agreement shall forthwith become null and void and there shall be no liability or obligations on the part of Purchaser, on the one hand, or the Sellers, on the other, or any of their respective Affiliates, officers, or shareholders except (i) with respect to the provisions of Section 10.02 hereof, as applicable, and (ii) that no such termination shall relieve any party from liability for any breach of the respective representations, covenants and other obligations hereunder prior to the date of termination.

         (b) If this Agreement is terminated (i) by Purchaser as a result of any breach by Sellers of their obligations hereunder, (ii) by either party as a result of Sellers failing to receive shareholder approval in accordance with
Section 5.13, or (iii) by either party as a result of Sellers considering, negotiating, discussing, approving or recommending to the shareholders of Sunland any alternate acquisition, tender or exchange offer in accordance with
Section 5.12 (including any offer pursuant to the terms of Section 5.12(b)), then as Purchaser's sole and exclusive remedy and as liquidated damages, Sellers shall (i) reimburse Purchaser for all documented reasonable out-of-pocket costs and expenses incurred by Purchaser in connection with the Transactions contemplated hereunder in an amount not to exceed $250,000 and (ii) pay to Purchaser a break-up fee of $300,000.

         (c) If this Agreement is terminated by Sellers as a result of any breach by Purchaser of its obligations hereunder, then as Sellers sole and exclusive remedy and as liquidated damages, Seller shall receive the Earnest Money Escrow Amount.

         (d)      If this Agreement is terminated as provided herein:

                  (i) each party will redeliver, and will cause its agents (including, without limitation, attorneys and accountants) to redeliver, all documents, work papers and other material of the other party relating to the Transactions contemplated hereby, whether obtained before or after the execution hereof; and

                  (ii) all information received by each party with respect to the business, operations, assets or financial condition of the other party shall remain subject to the Confidentiality Agreement.


                                  ARTICLE XI.

                          OBLIGATIONS AFTER THE CLOSING

         SECTION 11.01  FURTHER ASSURANCES.

         (a) Sellers will, at any time, when called upon to do so by the Purchaser, its successors, legal representatives, or assigns, sign all lawful papers, make all rightful oaths, execute and deliver all documents, and do all lawful acts required for the filing of such papers as are reasonable and necessary to aid the Purchaser, its successors, legal representatives and assigns, to (i) effectively vest in the Purchaser good title to the Assets, (ii) consummate the Transactions contemplated hereby, and (ii) record, obtain, enforce and renew proper copyright, trademark, patent and other intellectual property rights in the Film Library in all countries, all without further compensation but at the expense of the Purchaser, its successors, legal representatives and assigns.

         (b) On and after the Closing Date, the Purchaser shall have the sole right and authority to collect, for its own account and sole benefit, all monies payable in respect of the Assets (with respect to Transactions or events occurring after the Closing Date), but not to collect monies payable in respect of Excluded Assets, and the Sellers shall have the sole right and authority to collect, for their own account and sole benefit, all monies payable in respect of such Excluded Assets. If either party shall receive any such monies of the other, it shall hold all such monies in trust for the sole benefit of the other party. Within five business days after receipt thereof, the Sellers shall cause the transfer and delivery to the Purchaser of any monies or other property which the Sellers may receive after the Closing Date in payment of monies payable in respect of the Assets and the Purchaser shall (within five business days after receipt thereof) cause the transfer and delivery to the Sellers of any monies which the Purchaser may receive after the Closing Date in payment of Excluded Assets.

                                  ARTICLE XII.

                                  MISCELLANEOUS

         SECTION 12.01 PUBLICITY. Except as required by law, none of the parties hereto may make any press release or other public announcement regarding this transaction or its terms without the consent of the other parties hereto, which consent shall not be unreasonably withheld or delayed.

         SECTION 12.02 COSTS. Except as set forth in Section 10.02(b), the Purchaser, on the one hand, and the Sellers on the other, shall each pay its own costs and expenses incurred by it in negotiating and preparing this Agreement and in closing and carrying out the Transactions contemplated by this Agreement.

         SECTION 12.03 HEADINGS. Subject headings are included for convenience only and shall not affect the interpretation of any provision of this Agreement.

         SECTION 12.04 NOTICES. Any notice, demand, request, waiver, or other communication under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if personally served or sent by facsimile transmission, on the business day after notice is delivered to a courier or mailed by express mail if sent by courier delivery service or express mail for next day delivery and on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered, return receipt requested, postage prepaid and addressed as follows (or to such other address of which any such party shall give notice pursuant to this Section 12.04):

                  If to the Sellers to:

                           Sunland Entertainment
                           11835 W. Olympic Blvd. Suite 550
                           Los Angeles, California  90064
                           Fax: (310)

                           with a copy to:

                           Stubbs, Alderton & Markiles, LLP
                           Attn: Scott Alderton, Esq.
                           158221 Ventura Boulevard, Suite 525
                           Encino, California  91436
                           Fax: (818) 444-4520

                           If to the Purchaser, to:
                           Film Library Acquisition Corp.
                           c/o Michael Alexander
                           23 Fourth Avenue
                           Burlington, Massachusetts  01803

                           Telephone:  508-647-1613
                           Fax:  508-647-1779

                           with a copy to:

                  Swidler Berlin Shereff, Friedman, LLP
                           Attention:  Gerald Adler, Esq.
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, New York  10174
                           Fax:  (212) 891-9598

         SECTION 12.05 ASSIGNMENT AND SUCCESSORS. Prior to Closing, neither the Purchaser, on the one hand, or the Sellers, on the other, shall assign any rights or delegate any duties hereunder without the prior written consent of the other except that Purchaser may assign this Agreement to an affiliate of Purchaser without obtaining Seller's consent.

         SECTION 12.06 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties.

         SECTION 12.07 GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York as applied to contracts made and to be performed entirely in the State of New York without regard to principles of conflicts of law.

         SECTION 12.08 ENTIRE AGREEMENT. This Agreement, including the Schedules and Exhibits hereto, sets forth the entire understanding and agreement and supersedes any and all other understandings, negotiations or agreements between the Purchaser and the Sellers relating to the sale and purchase of the Business and the Assets.

         SECTION 12.09  COUNTERPARTS.    This  Agreement  may   be  executed  in
counterparts, each of which shall be deemed an original, and all of which together shall constitute a single agreement. This Agreement may be evidenced by facsimile signatures.

         SECTION 12.10 SEVERABILITY. In the event that any one or more of the immaterial provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Agreement, but this Agreement shall be construed in a manner which, as nearly as possible, reflects the original intent of the parties.

         SECTION 12.11 NO PREJUDICE. This Agreement has been jointly prepared by the parties hereto and the terms hereof shall not be construed in favor of or against any party on account of its participation in such preparation.

         SECTION 12.12 WORDS IN SINGULAR AND PLURAL FORM. Words used in the singular form in this Agreement shall be deemed to import the plural, and vice versa, as the sense may require.

         SECTION 12.13 PARTIES IN INTEREST. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

         SECTION 12.14  AMENDMENT  AND  MODIFICATION.   This  Agreement  may  be
amended or modified only by written agreement executed by all parties hereto.

         SECTION 12.15 WAIVER. At any time prior to the Closing, the Purchaser or the Sellers may (i) extend the time for the performance of any of the obligations or other acts of the other, (ii) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions of the other contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such waiver but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or future failure.


                                  ARTICLE XIII.

                                   DEFINITIONS

         (a) AFFILIATE. "Affiliate" shall mean, when used with respect to any Person, (i) if such Person is a corporation, any officer or director thereof and any Person which is, directly or indirectly, the beneficial owner of more than ten percent (10%) of any class of any equity security (as defined in the Securities Act) thereof, and any officer, director, partner or Affiliate of such beneficial owner, (ii) if such Person is a partnership, any partner thereof,

(iii) if such Person is a limited liability company or other unincorporated association, any member or managing agent thereof, and (iv) any other Person (other than the Purchaser) which, directly or indirectly, controls or is controlled by or is under common control with such Person. For purposes of this definition, "control" (including the correlative terms "controlling," "controlled by" and "under common control with"), with respect to any Person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, the ability to exercise voting power, or by Contract or otherwise.

         (b)      ALLOCATION.  "Allocation"  shall have the meaning set forth in
                  Section 1.10.

         (c) ACQUISITION. "Acquisition" shall mean any offer or proposal for or indication of interest in the purchase of or the acquisition of (whether by operation of law or otherwise) any of the Assets constituting the Business or of a substantial (more than 5%) equity interest in PM or any Person that controls the Assets or the Business.

         (d)      ASCAP.  "ASCAP"  shall have the  meaning  set forth in Section
3.09(j).

         (e)      ASSETS.  "Assets"  shall have the meaning set forth in Section
1.01.

         (f) ASSUMED CONTRACTS. "Assumed Contracts" shall have the meaning set forth in Section 1.01(f).

         (g) ASSUMED LIABILITIES. "Assumed Liabilities" shall have the meaning set forth in Section 1.03.

         (h)      BMI.  "BMI"  shall  have the  meaning  set  forth  in  Section
3.09(j).

         (i) BUSINESS. "Business" shall have the meaning set forth in the Preamble.

         (j) BUSINESS RECORDS. "Business Records" shall have the meaning set forth in Section 1.01(j).

         (k)      CLOSING. "Closing" shall have the meaning set forth in Section
2.01.

         (l)      CLOSING  ALLOCATION.   "Closing  Allocation"  shall  have  the
meaning set forth in Section 1.10.

         (m) CLOSING DATE. "Closing Date" shall have the meaning set forth in Section 2.01.

         (n) CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, as in effect from time to time.

         (o) COMPANY EMPLOYEE PLAN. "Company Employee Plan" shall have the meaning set forth in Section 3.11.

         (p) CONSENTS. "Consents" shall mean all governmental and third party consents, permits, approvals, orders, authorizations, qualifications, and waivers necessary to be received by a Person for the consummation of the Transactions contemplated by this Agreement.

         (q) CONTRACTS. "Contracts" shall mean all contracts, commitments, agreements, arrangements and other instruments, whether written or oral.

         (r) CUSTOMER FILES. "Customer Files" shall have the meaning set forth in Section 3.13.

         (s)      CUT-OFF DATE. "Cut-Off Date" shall mean February 1, 2003.

         (t)      EMPLOYEE.   "Employee"  shall  mean  any  employee,   officer,
director or independent contractor of either Seller.

         (u) EMPLOYEE PROGRAM. "Employee Program" shall mean (a) any "employee benefit plan", within the meaning of Section 3(3) of ERISA, whether or not it is subject to ERISA, or (b) any other employee benefit arrangement which is (i) the portion of any employment or consulting agreement which provides employee benefits, (ii) an arrangement providing for insurance coverage (including split life, health, disability and retirement insurance) or workers' compensation benefits, (iii) an incentive bonus or deferred bonus arrangement,
(iv) a stock purchase arrangement, a stock award, stock appreciation rights or a stock option arrangement, (v) a cafeteria plan under Code Section 125, (vi) a death benefit arrangement, (vii) an arrangement providing termination allowance, salary continuation, severance, retention compensation, supplemental unemployment benefits or similar benefits, (viii) an equity compensation or profit-sharing plan, (ix) a deferred compensation plan, (x) an employee relocation, a tuition reimbursement, dependent care assistance, or a legal assistance plan or arrangement, (xi) a fringe benefit arrangement (cash or noncash), (xii) a holiday or vacation plan or policy or (xiii) any other compensation policy or practice.

         (v) ENCUMBRANCE. "Encumbrance" shall mean any option, pledge, security interest, Lien, charge, encumbrance, restriction (whether on voting, sale, transfer or disposition or otherwise) whether imposed by agreement, understanding, law or otherwise, except those arising under applicable federal or state securities laws.

         (w) ERISA. "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         (x) ERISA AFFILIATE. "ERISA Affiliate" shall mean any entity which has ever been considered a single employer with any Seller under Section 4001(b) of ERISA or Section 414(b), (c), (m) or (o) of the Code..

         (y)      EARNEST  MONEY  ESCROW   AGREEMENT.   "Earnest   Money  Escrow
Agreement" shall have the meaning set forth in Section 1.07.

         (z) ESCROW AGENT. "Escrow Agent" shall have the meaning set forth in Section 1.07.

         (aa) ESCROW AMOUNT. "Escrow Amount" shall have the meaning set forth in Section 1.07.

         (bb) ESCROW AGREEMENTS. "Escrow Agreements" shall mean the Earnest Money Escrow Agreement and the Indemnity Escrow Agreement.

         (cc) ESCROW FUNDS. "Escrow Funds" shall have the meaning set forth in Section 1.07.

         (dd) EXCLUDED ASSETS. "Excluded Assets" shall have the meaning set forth in Section 1.02.

         (ee) EXCLUDED LIABILITIES. "Excluded Liabilities" shall have the meaning set forth in Section 1.04.

         (ff) FILM ASSET ACQUISITION AGREEMENTS. "Film Asset Acquisition Agreement" shall mean, with respect to any Person, a Contract pursuant to which that Person has acquired from another Person, or must acquire from another Person, all or any of such other Person's rights in the Film Library or any Film Asset.

         (gg) FILM ASSET EXPLOITATION AGREEMENTS. "Film Asset Exploitation Agreements" shall mean, with respect to any Person, a Contract pursuant to which that Person has granted to another Person, or must grant to another Person, all or any of that Person's rights to exploit the Film Library or any Film Asset.

         (hh) FILM ASSETS. "Film Assets" shall mean, with respect to the Film Library, all rights and interests therein or pertaining thereto, including, all rights and interests of every kind and nature of whatever description, present and future, direct and indirect, whether now owned or hereafter acquired (including, without limitation, any rights or interests that revert), throughout the universe in perpetuity in all media, whether now or hereafter created or devised, and by all means, whether now known or hereafter created or devised, in and to the following:

                  (i)      the underlying Literary Property;

                  (ii) all copyrights, rights and interests in copyrights, renewals and extensions of copyrights, domestic and foreign, obtained upon the Film Library or the underlying Literary Property or any part thereof, the right (but not the obligation) to make publication thereof for copyright purposes and to register claims under copyright, the right (but not the obligation) to renew and extend such copyright and the right (but not the obligation) to sue in the name of any Person for past, present and future infringements of copyright and to receive all damages, judgments, recoveries or proceeds therefrom;

                  (iii) all music, musical compositions and master recordings created for, used in or to be used in connection with the Film Library, including, without limitation, all copyrights therein and all rights to perform, copy, record, re-record, produce, publish, reproduce or synchronize any or all of said music, musical compositions and master recordings throughout the universe as well as all other rights to exploit such music including recording, soundtrack recording and music publishing rights;

                  (iv) all collateral, allied, ancillary and subsidiary rights of every kind and nature whatsoever derived from, appurtenant to or related to the Film Library or the underlying Literary Property, including, without limitation, all production, exploitation, reissue, remake, sequel, prequel, adaptations, serial or series production rights, by any means and in any medium now known or hereafter devised, whether based upon, derived from or inspired by the Film Library, the underlying Literary Property or any part thereof; all rights to use, exploit and license others to use or exploit any and all music, novelization, publishing, commercial tie-ups and merchandising rights of every kind and nature whatsoever, including, without limitation, those arising out of or connected with or inspired by the Film Library or the underlying Literary Property, the title or titles of the Film Library or the underlying Literary Property, the characters appearing in the Film Library or the underlying Literary Property and/or the names or characteristics of said characters, and including further, without limitation, any and all commercial exploitation in connection with or related to the Film Library, all remakes, sequels, prequels or other adaptations and/or derivative works thereof and/or said Literary Property (collectively the "Ancillary Rights");

                  (v) all rights to develop, produce, acquire, reacquire, finance, release, sell, distribute, subdistribute, lease, sublease, market, license, sublicense, exhibit, broadcast, transmit, reproduce, publicize or otherwise exploit the Film Library, the underlying Literary Property and the Ancillary Rights in perpetuity, without limitation, in any manner and in any media whatsoever throughout the universe, whether now known or hereafter developed, including, without limitation, by projection, radio, all forms of television (including, without limitation, free, pay, toll, cable, sustaining subscription, sponsored and direct satellite broadcast), in theatres, non-theatrically, all airline and ship board exploitation, on cassettes, cartridges, DVD, other discs and other similar and dissimilar video devices, all forms of computer assisted or interactive media (including, without limitation, CD-ROM, CD-I and similar disc systems), all so-called video-on-demand and/or near video-on-demand systems however devised, interactive cable and by any and all other means, methods, processes or devices now known or hereafter conceived, devised or created;

                  (vi) all underlying Literary Properties and all Ancillary Rights relating to the Film Library, including, without limitation, (i) all rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Film Library or any Film Asset relating thereto and all applicable Film Contracts, (ii) all claims for damages arising out of or for breach of or default under all applicable Film Contracts or otherwise, and (iii) the right to terminate all applicable Film Contracts, to perform thereunder and to compel performance and otherwise to exercise all remedies thereunder;

                  (vii) all agreements with respect to the Film Library or any Film Asset relating thereto, including, without limitation, all Film Contracts relating to the Film Library and all agreements for (i) acquisition of rights in the Film Library or any Literary Property and all rights under distribution and license agreements and (ii) personal and/or professional services, including the services of writers, directors, performers, producers, special effects personnel, production personnel, animators, cameramen and other creative, artistic or technical staff and other persons providing services with respect to the Film Library, to the extent applicable;

                  (viii) all Physical Properties relating to the Film Library, including ownership and all access rights and rights to use the same, all pledgeholder, laboratory, access or film warehousing documents or agreements relating to the Film Library or any Physical Properties thereof;

                  (ix) all insurance of whatever description placed upon or relating to the Film Library or the insurable properties thereof and/or any Person or Persons engaged in the development, acquisition, production, completion, delivery or exploitation of the Film Library, and all rights of any kind or nature whatsoever in and to all completion guarantees and all other agreements and documents relating to production, completion, delivery and exploitation of the Film Library and the proceeds thereof;

                  (x)      the  title or titles  of the Film  Library  including
         rights protected pursuant to trademark, service mark, unfair competition and/or other laws, rules or principles of law or equity and all inventions, processes, formulae, licenses, copyrights, patents, patent rights, trademarks, trademarks rights, service marks, service mark rights, trade names, trade name rights, logos, indicia, corporate and company names, business source or business identifiers and renewals and extensions thereof, domestic and foreign, and the accompanying goodwill relating to the Film Library, the right (but not the obligation) to register claims under trademark, patent or copyright and to renew and extend such trademarks, patents or copyrights and the right (but not the obligation) to sue in the name of any Person for past, present or future infringement of trademark, copyright or patents; and

                  (xi) all key art, transparencies, photographs, slides and promotional materials of whatever nature.

         (ii) FILM CONTRACTS. "Film Contracts" shall mean, with respect to any Person, all Contracts to which that Person is a party relating to the Film Library or any Film Asset, including, without limitation, all Film Asset Acquisition Agreements, Film Asset Exploitation Agreements, sales agency agreements, financing arrangements, copyright mortgages, collective bargaining agreements, performance bonds, or other agreements of any nature whatsoever relating to the acquisition, production, financing, distribution, exhibition, or exploitation of the Film Library or Film Asset.

         (jj) FILM LIBRARY. "Film Library shall have the meaning set forth in Section 1.01(a).

         (kk) GAAP. "GAAP" shall mean U.S. generally accepted accounting principles, applied on a consistent basis.

         (ll) GOVERNMENTAL ENTITY. "Governmental Entity" shall mean the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         (mm) GUILD PAYMENTS. "Guild Payments" shall mean the obligations payable by either Seller or any of its Affiliates pursuant to guild agreements or collective bargaining agreement in connection with the distribution and exploitation of the Film Assets.

         (nn) INDEMNITY ESCROW AGREEMENT. "Indemnity Escrow Agreement" shall have the meaning set forth in Section 1.07.


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


         (oo) I-RIGHTS MANAGEMENT SYSTEM. "I-Rights Management System" shall mean that certain Non-Exclusive Paid Up Software License by and between Gray Matter, LLC and The Harvey-Entertainment Company, dated March 21, 2001.

         (pp) INDEBTEDNESS. "Indebtedness" shall mean as to the Business and the Assets and whether recourse is secured by or is otherwise available against all or only a portion of the Business or Assets and whether or not contingent, but without duplication: (i) every obligation relating to the Business for money borrowed, including the current portion of all long-term indebtedness; (ii) every obligation relating to the Business evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every reimbursement obligation relating to the Business with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of the Business; (iv) every obligation of the Business issued or assumed as the deferred purchase price of property or services; (v) obligations or commitments of the Business to repay deposits or other amounts advanced by and owing to third parties; (vi) obligations of the Business under any interest rate, currency or other hedging agreement; (vii) indebtedness secured by a Lien on the Assets or properties of the Business; (vii) payments which become due as a result of the execution of this Agreement, or the consummation of the Transactions; and (viii) guarantees of Indebtedness.

         (qq)     INDEMNITEE.  "Indemnitee"  shall have the meaning set forth in
Section 9.04.

         (rr)     INDEMNITOR.  "Indemnitor"  shall have the meaning set forth in
Section 9.04.

         (ss) INFORMATION STATEMENT. "Information Statement" shall have the meaning set forth in Section 5.13.

         (tt) LIABILITIES. "Liabilities" shall mean any debt, obligation, duty or liability of any nature including Indebtedness and any undisclosed, unmatured, unaccrued, unasserted, contingent, indirect, conditional, implied, vicarious, derivative, joint, several or secondary liability, regardless of whether such debt, obligation, duty or liability would be required to be disclosed on a balance sheet prepared in accordance with GAAP and regardless of whether such debt, obligation, duty or liability is immediately due and payable.

         (uu) LIEN. "Lien" shall mean any security agreement, financing statement (whether or not filed), security or other like interest, conditional sale or other title retention agreement, lease or consignment or bailment given for security purposes, lien, mortgage, deed of trust, indenture, pledge, constructive or other trust or attachment.

         (vv) LITERARY PROPERTIES. "Literary Properties" shall mean any and all underlying literary, dramatic or other works (whether published or unpublished), screenplays, teleplays, stories, adaptations, scripts, treatments, scenarios and any and all other literary or dramatic materials of any kind on which the Film Assets are based or which were written for or included in the Film Assets.

         (ww) MATERIAL ADVERSE EFFECT. "Material Adverse Effect" shall mean a material adverse effect on (i) the Business or the Assets, liabilities, operation, property, condition (financial or otherwise) or prospects of the Business or (ii) the validity or enforceability of (A) this Agreement or (B) the rights or remedies of the Purchaser hereunder.

         (xx) OTHER FILINGS. "Other Filings" shall have the meaning set forth in Section 5.13(b).

         (yy) PARTICIPATIONS. "Participations" shall mean the amounts (other than Residuals) payable by any Person pursuant to Contracts with any other Person or pursuant to Contracts under which any Person assumed the obligations or is otherwise obligated to pay such amounts, in connection with the acquisition, production, financing, distribution, exhibition or exploitation of a Film Asset, the payment of which is: (a) contingent upon and payable only to the extent of the receipt by such Person of revenues from the exploitation of such Film Asset; or (b) due based upon the passage of time or the occurrence of an identified event; or (c) an advance or guarantee of payments of the kind described in (a) or (b) above, and which are held by (i) actors, writers, directors, producers, other film industry professionals, or any of their respective loan out companies, (ii) production companies or licensors or transferors of rights, or (iii) any of their respective successors or assigns.

         (zz)     PERMITTED  ENCUMBRANCES.  "Permitted  Encumbrances" shall mean
(i) Liens on properties and assets securing Taxes, assessments, governmental charges or levies, in each case, which are not yet due and payable, (ii) Liens specifically identified on SCHEDULE 13(xx) hereto, and (iii) Liens held by SAG, WGA or the DGA which arose in the ordinary course of business consistent with industry standards and which did not arise from any action or inaction of Sellers.

         (aaa) PERSON. "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, limited liability company, association, corporation, institution, entity, party, or Governmental Entity or any other juridical entity of any kind or nature whatsoever.

         (bbb) PHYSICAL PROPERTIES. "Physical Properties" shall mean all physical properties of every kind or nature of or relating to any film or program in the Film Library and all versions thereof and all teasers, trailers, music videos, featurettes, television spots, "making of" films or programs, including, without limitation, exposed film, developed film, positives, negatives, prints, answer prints, special effects, preparing materials (including interpositives, negatives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, title overlays, textless backgrounds and all other forms of pre-print elements which may be necessary or useful to produce prints or other copies or additional pre-print elements, whether now known or hereafter devised), soundtracks, recordings, audio and video tapes and discs of all types and gauges, cutouts, trims and any and all other physical properties of every kind and nature relating to the Film Library in whatever state of completion, and all duplicates, drafts, versions and copies of each thereof.

         (ccc) PROXY STATEMENT. "Proxy Statement" shall have the meaning set forth in Section 5.13.

         (ddd) PURCHASE PRICE. "Purchase Price" shall have the meaning set forth in Section 1.05.

         (eee) PURCHASER. "Purchaser" shall have the meaning set forth in the Preamble.

         (fff) PURCHASER INDEMNITEE. "Purchaser Indemnitee" shall have the meaning set forth in Section 9.02.

         (ggg) RECEIVABLES. "Receivables" shall mean all of the accounts receivable of Sellers arising from the Business.

         (hhh) REQUIREMENTS OF LAW. "Requirements of Law" shall mean as to any Person, provisions of the Articles or Certificate of Incorporation and By-laws or regulations or other organizational or governing documents of such Person, or any law, treaty, code, rule, regulation, right, privilege, qualification, license or franchise or determination of any Governmental Entity, in each case applicable or binding upon such Person or any of such Person's property or to which such Person or any of such Person's property is subject or pertaining to any or all of the Transactions contemplated or referred to herein.

         (iii) RESIDUALS. "Residuals" shall mean all amounts (other than Participations) payable by any Person pursuant to guild agreements or collective bargaining agreements, or pursuant to Contracts under which any such Person assumed the obligations or is otherwise obligated to pay such amounts, in connection with the development, acquisition, production, distribution or exploitation of a Film Asset.

         (jjj) RETIREE. "Retiree" shall mean (i) any retired or former employee, director or officer of any Seller or (ii) any former independent contractor of any Seller.

         (kkk)    SEC. "SEC" shall mean the Securities and Exchange Commission.

         (lll) SELLER INDEMNITEE. "Seller Indemnitee" shall have the meaning set forth in Section 9.03.

         (mmm) SELLERS. "Sellers" shall have the meaning set forth in the Preamble;

         (nnn) SELLERS' DISCLOSURE SCHEDULE. "Sellers' Disclosure Schedule" shall have the meaning set forth in Article III.

         (ooo) TAXES. "Taxes" shall mean all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, property, sales, use, license, withholding, payroll, estimated, stamp, unemployment insurance, ad valorem, disability, severance, social security and franchise taxes, occupation or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties (including penalties for failure to file in accordance with applicable information reporting requirements), and additions to tax by any authority, whether federal, state or local or domestic or foreign.

         (ppp) TAX RETURN. "Tax Return" shall mean a report, return or other information required to be supplied to a Governmental Entity in connection with Taxes including, where permitted or required, combined or consolidated returns for any group of entities that includes the Seller and relates to the Business.

         (qqq) TRANSACTION DOCUMENTS. "Transaction Documents" shall mean this Agreement, the Escrow Agreements and each document delivered pursuant to each of the foregoing.

         (rrr) TRANSACTIONS. "Transactions" shall mean the asset purchase and other transactions contemplated by the Transaction Documents.

         SECTION 13.02 KNOWLEDGE OF A PERSON. All references to knowledge of the Seller(s) shall mean to the best of the knowledge of each of the Sellers, and, after due inquiry and consultation, of Robert Burlage, C.J. Laychek and Dan March.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.



FILM LIBRARY ACQUISITION CORP.            SUNLAND ENTERTAINMENT CO., INC.


By:____________________________           By:____________________________

Name: _________________________           Name:__________________________

Title:_________________________           Title:_________________________


                                          PEPIN/MERHI ENTERTAINMENT GROUP, INC.

                                          By:____________________________

                                          Name: _________________________

                                          Title:_________________________

                                                                      APPENDIX B

                           SECOND AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                   SUNLAND ENTERTAINMENT CO. (DELAWARE), INC.

         Sunland Entertainment Co. (Delaware), Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

         A. The corporation was originally incorporated as Sunland Entertainment Co. (Delaware), Inc. pursuant to a Certificate of Incorporation of the corporation filed with the Secretary of State of the State of Delaware on May 7, 2002.

         B. The corporation filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on July 16, 2002 (the "Amended Certificate").


         C.       This Second Amended and Restated  Certificate of Incorporation
(i) has been duly adopted in accordance with the provisions of Sections 228, 242 and 245 of the Delaware General Corporation Law by the Board of Directors and stockholders of the corporation and (ii) restates, integrates and further amends the provisions of the Amended Certificate.

         D. The text of the Amended Certificate as heretofore amended or supplemented is hereby amended and restated in its entirety, effective as of the effective date of this filing, to read as follows:

                                    ARTICLE I

         The name of the corporation is _______________________, Inc.


                                   ARTICLE II

         The address of the registered office of the corporation in the State of Delaware is 9 East Loockerman Street, in the City of Dover, County of Kent. The name of its registered agent at such address is National Registered Agents, Inc.

                                   ARTICLE III

         The nature of the business or purposes to be conducted or promoted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or hereafter may be amended.

                                   ARTICLE IV

         COMMON STOCK. The corporation shall have authority to issue Forty Million (40,000,000) shares of common stock with par value of one tenth of one cent ($.001) (the "Common Stock").

                  1. VOTING RIGHTS. Except as otherwise required by law or this Second Amended and Restated Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by such holder of record on the books of the corporation for the election of directors and on all matters submitted to a vote of stockholders of the corporation.

                  2. DIVIDENDS. Subject to any preferential rights of the Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

                                    ARTICLE V

         SERIES PREFERRED STOCK. The Board of Directors of the corporation is expressly authorized to provide for the issuance, in one or more series, of Five Million (5,000,000) shares of preferred stock with par value of one tenth of one cent ($.001) (the "Preferred Stock"). The Preferred Stock shall be issued as such series as the Board of Directors may designate in the resolution or resolutions providing for such issue. For each such series, the Board of Directors is expressly authorized to provide for the number of its shares, the voting powers, full or limited, of the shares of such series, or that such shares shall have no voting powers, and the designations, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof.

                                   ARTICLE VI

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware:

         A. Elections of directors need not be by written ballot unless the bylaws of the corporation shall so provide.

         B. The books of the corporation may be kept at such place within or without the State of Delaware as the bylaws of the corporation may provide or as may be designated from time to time by the Board of Directors.


                                   ARTICLE VII

         A. NUMBER OF DIRECTORS. The authorized number of directors of the corporation shall be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors at any regular or special meeting of such Board, within any limits prescribed in this Certificate of Incorporation or in the bylaws of the corporation.

         B. VACANCIES. Newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or another cause may be filled only by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall, if applicable, hold office for the remainder of the full term of the class of directors in which the new directorship was created or in which the vacancy occurred, and in any event until such director's successor shall have been duly elected and qualified or until his or her earlier resignation, removal from office, death or incapacity. Subject to the provisions of this Second Amended and Restated Certificate of Incorporation, no decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                                  ARTICLE VIII

         A. LIMITATION ON LIABILITY. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director's duty of loyalty to the corporation or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) under Section 174 of the Delaware General Corporation Law; or (4) for any transaction from which the director derived an improper personal benefit.

         If the Delaware General Corporation Law hereafter is amended to further eliminate or limit the liability of directors, then the liability of a director of the corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law.

         Each person who is or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this section shall be a contract right and shall include the right to be paid by the corporation for any expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this section or otherwise. The corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the corporation with the same scope and effect as the foregoing indemnification of directors and officers.

         B. INSURANCE. The corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

         C. REPEAL AND MODIFICATION. Any repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection of any director, officer, employee or agent of the corporation existing at the time of such repeal or modification.

         D. OTHER INDEMNIFICATION. To the fullest extent permitted by applicable law, the corporation is authorized to provide indemnification of (and advancement of expenses to) agents of the corporation (and any other persons to which Delaware law permits the corporation to provide indemnification) through by-law provisions, agreements with such directors, officers, employees and agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory) with respect to actions for breach of duty to the corporation, its stockholders and others.

                                   ARTICLE IX

         In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly empowered to adopt, amend or repeal the bylaws of the corporation.

         E. Upon the filing of this Second Amended and Restated Certificate of Incorporation, (i) each share of the corporation's Series A Preferred Stock issued and outstanding, plus any accrued but unpaid dividends thereon (the "Series A Preferred Stock"), shall, without any additional action by the corporation, automatically and mandatorily be converted into __ shares of Common Stock of the corporation; and (ii) each share of the corporation's Series B Preferred Stock issued and outstanding, plus any accrued but unpaid dividends thereon (together with the Series A Preferred Stock, the "Existing Preferred Stock"), shall, without any additional action by the corporation, automatically and mandatorily be converted into __ shares of Common Stock of the corporation. No fractional shares shall be issued upon conversion of shares of Existing Preferred Stock. In lieu of any fraction of a share that a holder of Existing Preferred Stock would otherwise be entitled to receive, the corporation shall deliver to such holder a cash payment equal to the fair market value of such fractional share as determined by the closing bid price of the Common Stock of the corporation as quoted on the Over-The-Counter Bulletin Board on the date immediately prior to the filing date of this Second Amended and Restated
Certificate. On and after the filing of this Second Amended and Restated Certificate of Incorporation, notwithstanding that any certificate for shares of Existing Preferred Stock shall not have been surrendered for conversion, the shares of Existing Preferred Stock evidenced thereby shall be deemed to be no longer outstanding, and all rights with respect thereto shall forthwith cease and terminate, except only the rights of the holder (a) to receive the shares of Common Stock to which such holder shall be entitled upon conversion thereof, and
(b) to receive the amount of cash payable in respect of any fractional share of Common Stock to which such holder shall be entitled. In the event that any holder of Existing Preferred Stock presents such holder's certificate therefor for surrender to the corporation or its transfer agent upon such conversion, a certificate for the number of shares of Common Stock into which the shares of Existing Preferred Stock surrendered were convertible on such filing date will be promptly issued and delivered to such holder.

         IN WITNESS WHEREOF, the undersigned has executed this Second Amended and Restated Certificate of Incorporation, constituting the acknowledgement of the undersigned, under the penalties of perjury, that this Second Amended and Restated Certificate of Incorporation is the act and deed of the corporation and that the facts stated herein are true, as of this __ day of ___________, 2003.


                                                      /S/ GARY FREEMAN
                                                     ------------------------
                                                     Gary Freeman, Secretary

                                                                      APPENDIX C


                          OPINION OF FINANCIAL ADVISORS

                             THE MENTOR GROUP, INC.


May 5, 2003


Board of Directors
Sunland Entertainment Co. (Delaware), Inc.
11835 W. Olympic Boulevard, Suite 550
Los Angeles, CA 90064


Members of the Board:


We understand that Sunland Entertainment Co. (Delaware), Inc. ("Sunland" or the "Company") and Pepin/Merhi Entertainment Group, Inc. ("PM"), a subsidiary of the Company, have entered into an agreement with Film Library Acquisition Corporation ("FLAC" hereinafter), whereby all the rights in, and to, the PM film library and its related assets (the "PM Business" hereinafter) will be acquired by FLAC for consideration consisting of cash in the amount of $6 million at closing, including an escrow deposit of $750,000 ("Sale of the PM Business"). In connection with the sale of the assets of the PM Business, we understand that Sunland has approved a corporate reorganization whereby (i) a cash distribution will be made to holders of Series A Preferred Stock and Series B Preferred Stock (collectively, "Preferred Stockholders") in an amount not to exceed $2.5 million; and (ii) immediately thereafter, all issued and outstanding shares of Series A Preferred Stock and Series B Preferred Stock, including any accrued and unpaid dividends, will be converted to 85 percent of Sunland's issued and outstanding common stock. In addition, we understand that the Company has entered into an asset purchase agreement to purchase assets with two third parties relating to their medical technology products and services ("Proposed Business") for $1 million in cash plus the assumption of certain liabilities of the Proposed Business. Such transaction and other related transactions contemplated by the asset purchase agreement by and between FLAC and the Company and PM, dated as of April 10, 2003 (the "Purchase Agreement"), are referred to collectively herein as the "Transaction."

The Mentor Group, Inc. ("TMG"), as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, asset sales, private placements and valuations for estate, corporate and other purposes. In connection with the Transaction, you requested our opinion as to the fairness, from a financial point of view, to the holders of the Company's common stock ("Common
Stockholders") of the consideration to be received by the Company in the Transaction. We will receive a fee for providing this opinion. The opinion fee is not contingent upon the consummation of the Transaction. The Company has also agreed to indemnify us against certain liabilities in connection with our services.

The opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

In arriving at our opinion, we have undertaken such review, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

     1. met with certain members of the senior management of the Company to discuss the operations, financial condition, future prospects and projected operations and performance of the Company, the PM Business, and the Proposed Business;

     2. visited certain facilities and business offices of the Company in Los Angeles, California;

     3. reviewed (i) the Company's annual reports on Form 10-KSB for the fiscal years ended December 31, 2002, 2001 and 2000; and (ii) the Company's quarterly reports on Form 10-QSB for the quarters ended March 31, 2002, June 30, 2002, and September 30, 2002, which Company management has identified as being the most current financial statements available;

     4. reviewed certain financial projections prepared by the Company's management relating to the PM Business for the fiscal years ending December 31, 2003 and 2004;

     5. reviewed certain financial projections provided by the Company's management relating to the Proposed Business for the fiscal years ending March 31, 2004 and 2005;

     6. reviewed a draft of the Company's proxy statement ("Proxy Statement") prepared in connection with the Transaction;

     7. reviewed the historical market prices and trading volume for the Company's publicly traded securities;

     8. reviewed certain other publicly available financial data for certain companies that we deem comparable to the PM Business and the Proposed Business;

     9.   reviewed the Purchase Agreement;

     10. reviewed the asset purchase agreement between the Company's subsidiary and the sellers of the Proposed Business; and

     11. conducted such other studies, analyses and inquiries as we have deemed appropriate for purposes of this opinion.


We have relied upon and assumed the accuracy and completeness of the financial statements and other information provided by the Company or otherwise made available to us and have not assumed responsibility to verify such information. We have further relied upon the assurances of the Company's management that the information provided, including financial forecasts and projections, has been prepared on a reasonable basis in accordance with industry practice, and reflects the best currently available estimates and judgment of the Company's management and that there has been no material change in the assets, financial condition, business or prospects of the Company, the PM Business, and the Proposed Business since the date of the most recent financial statements made available to us, and that they are not aware of any information or facts that would make the information provided to us incomplete or misleading.

Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that the Company is not a party to any pending transaction, including external financings, recapitalizations, asset sales, acquisitions or merger discussions, other than the Transaction or in the ordinary course of business. We have also assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained in a manner that will not change the purchase price for the PM Business and the Proposed Business.

In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities of the Company, the PM Business, and the Proposed Business, and have not been furnished with any such appraisals or valuations, nor have we made any physical inspection of any of the properties or assets of the Company, the PM Business, and the Proposed Business. We express no opinion regarding the liquidation value of any entity. Without limiting the generality of the foregoing, we have undertaken no independent analysis of any pending or threatened litigation, possible unasserted claims or other contingent liabilities, to which the Company or any of its affiliates is a party or may be subject and, at the Company's direction and with its consent, our opinion makes no assumption concerning, and therefore does not consider, the possible assertions of claims, outcomes or damages arising out of any such matters.

Our opinion is necessarily based upon the information available to us and facts, business, economic, market and other conditions as they exist and can be evaluated by us on the date hereof. Events occurring after the date hereof could materially affect the assumptions used in preparing this opinion. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

This opinion is furnished solely for the benefit of the Company's Board of Directors and may not be relied upon by any other person without our express, prior written consent. This opinion is delivered to the Company's Board of Directors subject to the conditions, scope of engagement, limitations and understandings set forth in this opinion and our engagement letter, and subject to the understanding that the obligations of TMG in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of TMG shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates. Except with respect to the use of this opinion in connection with the Proxy Statement relating to the Transaction, this opinion shall not be published or otherwise used, nor shall any public references to us be made, without our prior written approval.

Based upon the foregoing and such other factors as we consider relevant, and in reliance thereon, it is our opinion that, as of the date hereof, (i) the consideration to be received by the Company in the Sale of the PM Business is fair, from a financial point of view, to the Common Stockholders of the Company; and (ii) the Transaction is fair, from a financial point of view, to the Common Stockholders of the Company.


THE MENTOR GROUP, INC.

                                                                      APPENDIX D



                            2003 STOCK INCENTIVE PLAN

                       SECTION 1: GENERAL PURPOSE OF PLAN

         The name of this plan is the 2003 Stock Incentive Plan (the "PLAN"). The purpose of the Plan is to enable Sunland Entertainment Co., Inc., a Delaware corporation (the "COMPANY"), and any Parent or any Subsidiary to obtain and retain the services of the types of Employees, Consultants and Directors who will contribute to the Company's long range success and to provide incentives which are linked directly to increases in share value which will inure to the benefit of all shareholders of the Company.

                             SECTION 2: DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

         "ADMINISTRATOR" shall have the meaning as set forth in Section 3, hereof.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means (i) failure by an Eligible Person to substantially perform his or her duties and obligations to the Company (other than any such failure resulting from his or her incapacity due to physical or mental illness);
(ii) engaging in misconduct or a fiduciary breach which is or potentially is materially injurious to the Company or its shareholders; (iii) commission of a felony; (iv) the commission of a crime against the Company which is or potentially is materially injurious to the Company; or (v) as otherwise provided in the Stock Option Agreement. For purposes of this Plan, the existence of Cause shall be determined by the Administrator in its sole discretion.

         "CHANGE IN CONTROL" shall mean:

         (1) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power (which voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares) of the continuing or Surviving Entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned, directly or indirectly, by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization; PROVIDED, HOWEVER, that in making the determination of ownership by the shareholders of the Company, immediately after the reorganization, equity securities which persons own immediately before the reorganization as shareholders of another party to the transaction shall be disregarded; or

         (2) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         "COMMITTEE" means a committee of the Board designated by the Board to administer the Plan.

         "COMPANY"  means  Sunland   Entertainment   Co.,  Inc.,  a  corporation
organized   under  the  laws  of  the  State  of  Delaware  (or  any   successor
corporation).

         "CONSULTANT" means a consultant or advisor who is a natural person and who provides bona fide services to the Company, a Parent or a Subsidiary;
provided such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

         "DATE OF GRANT" means the date on which the Administrator adopts a resolution expressly granting a Stock Option to a Participant or, if a different date is set forth in such resolution as the Date of Grant, then such date as is set forth in such resolution.

         "DIRECTOR" means a member of the Board.

         "DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; PROVIDED, HOWEVER, for purposes of determining the term of an ISO pursuant to Section 6.6 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Plan Administrator.

         "ELIGIBLE PERSON" means an Employee, Consultant or Director of the Company, any Parent or any Subsidiary.

         "EMPLOYEE" shall mean any individual who is a common-law employee (including officers) of the Company, a Parent or a Subsidiary.

         "EXERCISE  PRICE"  shall  have the  meaning  set forth in  Section  6.3 hereof.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FAIR MARKET VALUE" shall mean the fair market value of a share of Stock, determined as follows: (i) if the Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in the Stock) on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; (ii) if the Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market) or any similar system whereby the stock is regularly quoted by a recognized securities dealer but closing sale prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the bid and asked prices for the Stock on the last market trading day prior to the day of determination, as reported in the WALL STREET JOURNAL or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator and such determination shall be conclusive and binding on all persons.

         "FIRST REFUSAL RIGHT" shall have the meaning set forth in Section 7.7 hereof.

         "ISO" means a Stock Option intended to qualify as an "incentive stock option" as that term is defined in Section 422(b) of the Code.

         "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission.

         "NON-QUALIFIED  STOCK  OPTION"  means a Stock  Option not  described in
Section 422(b) of the Code.

         "OPTIONEE" means a Participant who is granted a Stock Option pursuant to the Plan.

         "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee of the Company, a Parent or Subsidiary, who satisfies the requirements of such term as defined in Treasury Regulations (26 Code of Federal Regulation Section 1.162-27(e)(3)).

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

         "PARTICIPANT" means any Eligible Person selected by the Administrator, pursuant to the Administrator's authority in Section 3, to receive grants of Stock Options.

         "PLAN" means this 2003 Stock Incentive Plan, as the same may be amended or supplemented from time to time.

         "SERVICE" shall mean service as an Employee, Director or Consultant.

         "STOCK" means Common Stock of the Company.

         "STOCK OPTION" or "OPTION" means an option to purchase shares of Stock granted pursuant to Section 6.

         "STOCK  OPTION  AGREEMENT"  shall have the meaning set forth in Section
6.1.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

         "SURVIVING ENTITY" means the Company if immediately following any merger, consolidation or similar transaction, the holders of outstanding voting securities of the Company immediately prior to the merger or consolidation own equity securities possessing more than 50% of the voting power of the corporation existing following the merger, consolidation or similar transaction. In all other cases, the other entity to the transaction and not the Company shall be the Surviving Entity. In making the determination of ownership by the shareholders of a entity immediately after the merger, consolidation or similar transaction, equity securities which the shareholders owned immediately before the merger, consolidation or similar transaction as shareholders of another party to the transaction shall be disregarded. Further, outstanding voting securities of an entity shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote.

         "TEN PERCENT SHAREHOLDER" means a person who on the Date of Grant owns, either directly or through attribution as provided in Section 424 of the Code, Stock constituting more than 10% of the total combined voting power of all classes of stock of his or her employer corporation or of any Parent or Subsidiary.

                           SECTION 3: ADMINISTRATION

         3.1 ADMINISTRATOR. The Plan shall be administered by either (i) the Board or (ii) the Committee (the group that administers the Plan is referred to as the "ADMINISTRATOR").

         3.2 POWERS IN GENERAL. The Administrator shall have the power and authority to grant Stock Options to Eligible Persons pursuant to the terms of the Plan.

         3.3 SPECIFIC POWERS. In particular, the Administrator shall have the authority: (i) to construe and interpret the Plan and apply its provisions;
(ii) to promulgate, amend and rescind rules and regulations relating to the administration of the Plan; (iii) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;
(iv) to determine when Stock Options are to be granted under the Plan; (v) from time to time to select, subject to the limitations set forth in this Plan, those Eligible Persons to whom Stock Options shall be granted; (vi) to determine the number of shares of Stock to be made subject to each Stock Option; (vii) to determine whether each Stock Option is to be an ISO or a Non-Qualified Stock Option; (viii) to prescribe the terms and conditions of each Stock Option, including, without limitation, the Exercise Price, medium of payment, and vesting provisions, and to specify the provisions of the Stock Option Agreement relating to such grant or sale; (ix) to amend any outstanding Stock Options for the purpose of modifying the time or manner of vesting, or the Exercise Price, subject to applicable legal restrictions and to the consent of the other party to such agreement; (x) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan; (xi) to make decisions with respect to outstanding Stock Options that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments; and (xii) to make any and all other determinations which it determines to be necessary or advisable for administration of the Plan.

         3.4 DECISIONS FINAL. All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

         3.5 THE COMMITTEE. The Board may, in its sole and absolute discretion, from time to time, and at any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act shall, delegate any or all of its duties and authority with respect to the Plan to the Committee whose members are to be appointed by and to serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable. During any period of time during which the Company's Stock is registered pursuant to Section 12 of the Exchange Act, all members of the Committee shall be Non-Employee Directors and Outside Directors.

         3.6 INDEMNIFICATION. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by applicable law, the Administrator and each of the Administrator's consultants shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Administrator or any of its consultants may be party by reason of any action taken or failure to act under or in connection with the Plan or any option granted under the Plan, and against all amounts paid by the Administrator or any of its consultants in settlement thereof (provided that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Administrator or any of its consultants in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Administrator or any of its consultants did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, and in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; PROVIDED, HOWEVER, that within 60 days after institution of any such action, suit or proceeding, such Administrator or any of its consultants shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

                      SECTION 4: STOCK SUBJECT TO THE PLAN

         4.1 STOCK SUBJECT TO THE PLAN. Subject to adjustment as provided in Section 8, [750,000] shares of Common Stock shall be reserved and available for issuance under the Plan.

Stock reserved hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         4.2 BASIC LIMITATION. The maximum number of shares with respect to which Options, awards or sales of Stock may be granted under the Plan to any Participant in any one calendar year shall be [325,000] shares. The number of shares that are subject to Stock Options under the Plan shall not exceed the number of shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available a sufficient number of shares to satisfy the requirements of the Plan.

         4.3 ADDITIONAL SHARES. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that shares issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision or right of first refusal, such shares shall again be available for the purposes of the Plan.

                             SECTION 5: ELIGIBILITY

         Eligible Persons who are selected by the Administrator shall be eligible to be granted Stock Options hereunder subject to limitations set forth in this Plan; PROVIDED, HOWEVER, that only Employees shall be eligible to be granted ISOs hereunder.

                  SECTION 6: TERMS AND CONDITIONS OF OPTIONS.

         6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company (the "STOCK OPTION AGREEMENT"). Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Administrator deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

         6.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of shares of Stock that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 8, hereof. The Stock Option Agreement shall also specify whether the Option is an ISO or a Non-Qualified Stock Option.

         6.3      EXERCISE PRICE.

                  6.3.1 IN GENERAL. Each Stock Option Agreement shall state the price at which shares subject to the Stock Option may be purchased (the "EXERCISE PRICE"), which shall, with respect to ISOs, be not less than 100% of the Fair Market Value of the Stock on the Date of Grant. In the case of Non-Qualified Stock Options, the Exercise Price shall be determined in the sole discretion of the Administrator; PROVIDED, HOWEVER, that the Exercise Price shall be no less than 85% of the Fair Market Value of the shares of Stock on the Date of Grant of the Non-Qualified Stock Option.

                  6.3.2 TEN PERCENT SHAREHOLDER. A Ten Percent Shareholder shall not be eligible for designation as an Optionee, unless (i) the Exercise Price of a Non-Qualified Stock Option is at least 110% of the Fair Market Value of a share of Stock on the Date of Grant, or (ii) in the case of an ISO, the Exercise Price is at least 110% of the Fair Market Value of a share of Stock on the Date of Grant and such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant.

                  6.3.3 NON-APPLICABILITY. The Exercise Price restriction applicable to Non-Qualified Stock Options required by Sections 6.3.1 and 6.3.2(i) shall be inoperative if (i) the shares to be issued upon payment of the Exercise Price have been registered under a then currently effective registration statement under applicable federal securities laws and the issuer is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or becomes an investment company registered or required to be registered under the Investment Company Act of 1940, or (ii) a determination is made by counsel for the Company that such Exercise Price restrictions are not required in the circumstances under applicable federal or state securities laws.

                  6.3.4 PAYMENT. The Exercise Price shall be payable in a form described in Section 7 hereof.

         6.4 WITHHOLDING TAXES. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Board may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise or with the disposition of shares acquired by exercising an Option.

         6.5 EXERCISABILITY. Each Stock Option Agreement shall specify the date when all or any installment of the Option becomes exercisable. In the case of an Optionee who is not an officer of the Company, a Director or a Consultant, an Option shall become exercisable at least as rapidly as 20% per year over the five-year period commencing on the Date of Grant until such time as when the Company's securities become publicly traded. Subject to the preceding sentence, the exercise provisions of any Stock Option Agreement shall be determined by the Administrator, in its sole discretion.

         6.6 TERM. The Stock Option Agreement shall specify the term of the Option. No Option shall be exercised after the expiration of ten years after the date the Option is granted. In the case of an ISO granted to a Ten Percent Shareholder, the ISO shall not be exercised after the expiration of five years after the date the ISO is granted. Unless otherwise provided in the Stock Option Agreement, no Option may be exercised (i) three months after the date the Optionee's Service with the Company, its Parent or its Subsidiaries terminates if such termination is for any reason other than death, Disability or Cause,
(ii) one year after the date the Optionee's Service with the Company and its Subsidiaries terminates if such termination is a result of death or Disability, and (iii) if the Optionee's Service with the Company and its Subsidiaries terminates for Cause, all outstanding Options granted to such Optionee shall expire as of the commencement of business on the date of such termination. The Administrator may, in its sole discretion, waive the accelerated expiration provided for in (i) or (ii). Outstanding Options that are not exercisable at the time of termination of employment for any reason shall expire at the close of business on the date of such termination.

         6.7 LEAVES OF ABSENCE. For purposes of Section 6.6 above, to the extent required by applicable law, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence. To the extent applicable law does not require such a leave to be deemed to continue while the Optionee is on a bona fide leave of absence, such leave shall be deemed to continue if, and only if, expressly provided in writing by the Administrator or a duly authorized officer of the Company, Parent or Subsidiary for whom Optionee provides his or her services.

         6.8 MODIFICATION, EXTENSION AND ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Administrator may modify, extend or assume outstanding Options (whether granted by the Company or another issuer) or may accept the cancellation of outstanding Options (whether granted by the Company or another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different Exercise Price. Without limiting the foregoing, the Administrator may amend a previously granted Option to fully accelerate the exercise schedule of such Option (including without limitation, in connection with a Change in Control) and provide that upon the exercise of such Option, the Optionee shall receive shares of restricted Stock subject to a Right of Refusal (as hereinafter defined). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee's rights or increase the Optionee's obligations under such Option. However, a termination of the Option in which the Optionee receives a cash payment equal to the difference between the Fair Market Value and the Exercise Price for all shares subject to exercise under any outstanding Option shall not be deemed to impair any rights of the Optionee or increase the Optionee's obligations under such Option.

                        SECTION 7: PAYMENT; RESTRICTIONS

         7.1 GENERAL RULE. The entire Exercise Price of shares issued under the Plan shall be payable in full by, as applicable, cash or check for an amount equal to the aggregate Exercise Price for the number of shares being purchased, or in the discretion of the Administrator, upon such terms as the Administrator shall approve, (i) by a copy of instructions to a broker directing such broker to sell the Stock for which such Option is exercised, and to remit to the Company the aggregate Exercise Price of such Options (a "CASHLESS EXERCISE"),
(ii) by paying all or a portion of the Exercise Price for the number of shares being purchased by tendering Stock owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate Exercise Price of the Stock with respect to which such Option or portion thereof is thereby exercised (a "STOCK-FOR-STOCK EXERCISE") or (iii) by a stock-for-stock exercise by means of attestation whereby the Optionee identifies for delivery specific shares of Stock already owned by Optionee and receives a number of shares of Stock equal to the difference between the Option shares thereby exercised and the identified attestation shares of Stock (an "ATTESTATION EXERCISE").

         7.2 WITHHOLDING PAYMENT. The Exercise Price shall include payment of the amount of all federal, state, local or other income, excise or employment taxes subject to withholding (if any) by the Company or any parent or subsidiary corporation as a result of the exercise of a Stock Option. The Optionee may pay all or a portion of the tax withholding by cash or check payable to the Company, or, at the discretion of the Administrator, upon such terms as the Administrator shall approve, by (i) cashless exercise or attestation exercise; (ii) stock-for-stock exercise; (iii) in the case of an Option, by paying all or a portion of the tax withholding for the number of shares being purchased by withholding shares from any transfer or payment to the Optionee ("STOCK WITHHOLDING"); or (iv) a combination of one or more of the foregoing payment methods. Any shares issued pursuant to the exercise of an Option and transferred by the Optionee to the Company for the purpose of satisfying any withholding obligation shall not again be available for purposes of the Plan. The Fair Market Value of the number of shares subject to Stock withholding shall not exceed an amount equal to the applicable minimum required tax withholding rates.

         7.3 SERVICES RENDERED. At the discretion of the Administrator, shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

         7.4 PROMISSORY NOTE. To the extent that a Stock Option Agreement so provides, in the discretion of the Administrator, upon such terms as the Administrator shall approve, all or a portion of the Exercise Price (as the case may be) of shares issued under the Plan may be paid with a full-recourse promissory note; PROVIDED, HOWEVER, that payment of any portion of the Exercise Price by promissory note shall not be permitted where such loan would be prohibited by applicable laws, regulations and rules of the Securities and Exchange Commission and any other governmental agency having jurisdiction. However, in the event there is a stated par value of the shares and applicable law requires, the par value of the shares, if newly issued, shall be paid in cash or cash equivalents. The shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note. Unless the Administrator determines otherwise, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; PROVIDED, HOWEVER, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

         7.5 EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so allows and if Stock is publicly traded, in the discretion of the Administrator, upon such terms as the Administrator shall approve, payment may be made all or in part by the delivery (on a form prescribed by the Administrator) of an irrevocable direction to pledge shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

         7.6 WRITTEN NOTICE. The purchaser shall deliver a written notice to the Administrator requesting that the Company direct the transfer agent to issue to the purchaser (or to his designee) a certificate for the number of shares of Common Stock being exercised or purchased or, in the case of a cashless exercise or share withholding exercise, for any shares that were not sold in the cashless exercise or withheld.

         7.7 FIRST REFUSAL RIGHT. Each Stock Option Agreement may provide that the Company shall have the right of first refusal (the "FIRST REFUSAL RIGHT"), exercisable in connection with any proposed sale, hypothecation or other disposition of the Stock purchased by the Optionee or Offeree pursuant to a Stock Option Agreement; and in the event the holder of such Stock desires to accept a bona fide third-party offer for any or all of such Stock, the Stock shall first be offered to the Company upon the same terms and conditions as are set forth in the bona fide offer.

         7.8 TERMINATION OF FIRST REFUSAL RIGHT. Each Stock Option Agreement shall provide that the First Refusal Right shall have no effect with respect to, or shall lapse and cease to have effect when the issuer's securities become publicly traded or a determination is made by counsel for the Company that such First Refusal Right is not permitted under applicable federal or state securities laws.

         7.9 NO TRANSFERABILITY. Except as provided herein, a Participant may not assign, sell or transfer Stock Options, in whole or in part, other than by will or by operation of the laws of descent and distribution.

                  7.9.1 PERMITTED TRANSFER OF NON-QUALIFIED OPTION. The Administrator, in its sole discretion may permit the transfer of a Non-Qualified Option (but not an ISO) as follows: (i) by gift to a member of the Participant's immediate family or (ii) by transfer by instrument to a trust providing that the Option is to be passed to beneficiaries upon death of the trustor (either or both (i) or (ii) referred to as a "PERMITTED TRANSFEREE"). For purposes of this
Section 7.10.1, "IMMEDIATE FAMILY" shall mean the Optionee's spouse (including a former spouse subject to terms of a domestic relations order); child, stepchild, grandchild, child-in-law; parent, stepparent, grandparent, parent-in-law; sibling and sibling-in-law, and shall include adoptive relationships.

                  7.9.2 CONDITIONS OF PERMITTED TRANSFER. A transfer permitted under this Section 7.10 hereof may be made only upon written notice to and approval thereof by Administrator. A Permitted Transferee may not further assign, sell or transfer the transferred Option, in whole or in part, other than by will or by operation of the laws of descent and distribution. A Permitted Transferee shall agree in writing to be bound by the provisions of this Plan.

                    SECTION 8: ADJUSTMENTS; MARKET STAND-OFF

         8.1      EFFECT OF CERTAIN CHANGES.

                  8.1.1 STOCK DIVIDENDS, SPLITS, ETC. If there is any change in the number of outstanding shares of Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, then (i) the number of shares of Stock available for Stock Options, (ii) the number of shares of Stock covered by outstanding Stock Options and (iii) the Exercise Price of any Stock Option, in effect prior to such change, shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Stock; PROVIDED, HOWEVER, that any fractional shares resulting from the adjustment shall be eliminated.

                  8.1.2    LIQUIDATION, DISSOLUTION, MERGER OR CONSOLIDATION. In
the event of a dissolution or liquidation of the Company, or any corporate separation or division, including, but not limited to, a split-up, a split-off or a spin-off, or a sale of substantially all of the assets of the Company; a merger or consolidation in which the Company is not the Surviving Entity; a reverse merger in which the Company is the Surviving Entity, but the shares of Company stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or the transfer of more than 90% of the then outstanding voting stock of the Company to another person or entity, then, the Company, to the extent permitted by applicable law, but otherwise in its sole discretion may provide for: (i) the continuation of outstanding Stock Options by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Stock Options by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Stock Options with substantially the same terms for such outstanding Stock Options; or (iv) the cancellation of such outstanding Stock Options without payment of any consideration, provided that if such Stock Options would be canceled in accordance with the foregoing, the Participant shall have the right, exercisable during the later of the ten-day period ending on the fifth day prior to such merger or consolidation or ten days after the Administrator provides the Rights holder a notice of cancellation, to exercise the vested portion of such Rights in whole or in part, or, if provided for by the Administrator using its sole discretion in a notice of cancellation, to exercise such Stock Options in whole or in part without regard to any vesting provisions in the Stock Option Agreement.

                  8.1.3 FURTHER ADJUSTMENTS. Subject to Section 8.1.2, the Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or Change in Control, to take such further action as it determines to be necessary or advisable, and fair and equitable to Optionees, with respect to Stock Options. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Stock Options so as to provide for earlier, later, extended or additional time for exercise and other modifications, and the Administrator may take such actions with respect to all Optionees, to certain categories of Optionees or only to individual Optionees. The Administrator may take such action before or after granting Options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or Change in Control that is the reason for such action.

                  8.1.4 PAR VALUE CHANGES. In the event of a change in the Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value, into the same number of shares without par value, or a change in the par value, the shares resulting from any such change shall be "Stock" within the meaning of the Plan.

         8.2 DECISION OF ADMINISTRATOR FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive;

PROVIDED, HOWEVER, that each ISO granted pursuant to the Plan shall not be adjusted in a manner that causes such Stock Option to fail to continue to qualify as an ISO without the prior consent of the Optionee thereof.

         8.3 NO OTHER RIGHTS. Except as hereinbefore expressly provided in this Section 8, no Participant shall have any rights by reason of any subdivision or consolidation of shares of Company stock or the payment of any dividend or any other increase or decrease in the number of shares of Company stock of any class or by reason of any of the events described in Section 8.1, above, or any other issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and, except as provided in this Section 9, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Stock subject to Stock Options. The grant of a Stock Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         8.4 MARKET STAND-OFF. Each Stock Option Agreement shall provide that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, including the Company's initial public offering, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF").

                      SECTION 9: AMENDMENT AND TERMINATION

         The Board may amend, suspend or terminate the Plan at any time and for any reason. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

                         SECTION 10: GENERAL PROVISIONS

         10.1     GENERAL RESTRICTIONS.

                  10.1.1 NO VIEW TO DISTRIBUTE. The Administrator may require each person acquiring shares of Stock pursuant to the Plan to represent to and agree with the Company in writing that such person is acquiring the shares without a view towards distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                  10.1.2   LEGENDS.   All   certificates  for  shares  of  Stock
delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  10.1.3 NO RIGHTS AS SHAREHOLDER. Except as specifically provided in this Plan, a Participant or a transferee of a Stock Option shall have no rights as a shareholder with respect to any shares covered by the Stock Options until the date of the issuance of a Stock certificate to him or her for such shares, and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 8.1, hereof.

         10.2 OTHER COMPENSATION ARRANGEMENTS. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

         10.3 DISQUALIFYING DISPOSITIONS. Any Participant who shall make a "DISPOSITION" (as defined in Section 424 of the Code) of all or any portion of an ISO within two years from the date of grant of such ISO or within one year after the issuance of the shares of Stock acquired upon exercise of such ISO shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Stock.

         10.4 REGULATORY MATTERS. Each Stock Option Agreement shall provide that no shares shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (ii) if required to do so by the Company, the Optionee or Offeree shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Board or Committee may require.

         10.5 RECAPITALIZATIONS. Each Stock Option Agreement shall contain provisions required to reflect the provisions of Section 8.

         10.6 DELIVERY. Upon exercise of a Stock Option granted under this Plan, the Company shall issue Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory obligations the Company may otherwise have, for purposes of this Plan, thirty days shall be considered a reasonable period of time.

         10.7 OTHER PROVISIONS. The Stock Option Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Stock Options, as the Administrator may deem advisable.

                    SECTION 11: INFORMATION TO PARTICIPANTS

         To the extent necessary to comply with California law, the Company each year shall furnish to Participants its balance sheet and income statement unless such Participants are limited to key Employees whose duties with the Company assure them access to equivalent information.

                       SECTION 12: SHAREHOLDERS AGREEMENT

         As a condition to the transfer of Stock pursuant to a Stock Option granted under this Plan, the Administrator, in its sole and absolute discretion, may require the Participant to execute and become a party to any agreement by and among the Company and any of its shareholders which exists on or after the Date of Grant (the "SHAREHOLDERS AGREEMENT"). If the Participant becomes a party to a Shareholders Agreement, in addition to the terms of this Plan and the Stock Option Agreement pursuant to which the Stock is transferred, the terms and conditions of Shareholders Agreement shall govern Participant's rights in and to the Stock; and if there is any conflict between the provisions of the Shareholders Agreement and this Plan or any conflict between the provisions of the Shareholders Agreement and the Stock Option Agreement pursuant to which the Stock is transferred, the provisions of the Shareholders Agreement shall be controlling.

                       SECTION 13: EFFECTIVE DATE OF PLAN

         The effective date of this Plan is ________ __, 2003. The adoption of the Plan is subject to approval by the Company's shareholders, which approval must be obtained within 12 months from the date the Plan is adopted by the Board. In the event that the shareholders fail to approve the Plan within 12 months after its adoption by the Board, any grants of Options or sales or awards of shares that have already occurred shall be rescinded, and no additional grants, sales or awards shall be made thereafter under the Plan.

                            SECTION 14: TERM OF PLAN

         The Plan shall terminate automatically on _________ ___, 2013, but no later than prior to the 10th anniversary of the effective date. No Stock Option shall be granted pursuant to the Plan after such date, but Stock Options theretofore granted may extend beyond that date. The Plan may be terminated on any earlier date pursuant to Section 9 hereof.

                             SECTION 15: EXECUTION.

         To record the adoption of the Plan by the Board, the Company has caused its authorized officer to execute the same as of _______ __, 2003.





                                    SUNLAND ENTERTAINMENT CO., INC.



                                    By:
                                          --------------------------------------
                                    Its:
                                          --------------------------------------

                                                                      APPENDIX E


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 10-KSB/A

                                 AMENDMENT NO. 1


[X]  ANNUAL REPORT UNDER SECTION 13 OR 15(D) OF THE  SECURITIES  EXCHANGE ACT OF
     1934


                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

                                       OR

[_] TRANSITION REPORT UNDER SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                         COMMISSION FILE NUMBER: 0-23000

                         SUNLAND ENTERTAINMENT CO., INC.
                 (Name of Small Business Issuer in its charter)


                 DELAWARE                                  95-4217605
       (State or Other Jurisdiction              (IRS Employer Incorporation or
             of Organization)                          Identification No.)

    11835 W. OLYMPIC BLVD., SUITE 550,                        90064
         LOS ANGELES, CALIFORNIA                           (Zip Code)
 (Address of Principal Executive Offices)


          Issuer's Telephone Number, Including Area Code: 310-444-4100

       Securities registered under Section 12(b) of the Exchange Act: NONE

         Securities registered under Section 12(g) of the Exchange Act:

                           COMMON STOCK, NO PAR VALUE
                                (Title of class)

     Check  whether  the issuer:  (1) filed all reports  required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the issuer was required to file such reports), and (2) has been subject to such filing requirements for past 90 days: Yes [X] No [ ]

     Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of issuer's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to the Form 10-KSB: [X]

       State issuer's revenue for its most recent fiscal year: $1,119,000

     State the aggregate market value of the voting stock held by non-affiliates computed by reference to the price at which the stock was sold, or the average bid and asked prices of such stock, as of March 31, 2003, a date within the past 60 days, is: $189,549

     State the number of shares outstanding of each of issuer's classes of common equity, as of March 31, 2003: 455,017 (713,137 shares including 258,120 shares into which the Series A and B Preferred Stock could be converted).

     Transitional Small Business Disclosure Format: Yes:  [_]    No:  [X]

DOCUMENTS INCORPORATED BY REFERENCE

     The following  documents are  incorporated  by reference  into this report:
None.

                           FORWARD-LOOKING STATEMENTS

     This  report  includes  forward-looking  statements  with-in the meaning of
Section 27A of the Securities Act (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We have based these statements on our beliefs and assumptions, based on information currently available to us. These forward-looking statements are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations set forth under the sections entitled "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     Forward-looking statements are not guarantees of performance. Our future results and requirements may differ materially from those described in the forward-looking statements. Many of the factors that will determine these results and requirements are beyond our control. In addition to the risks and uncertainties discussed in "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," investors should consider those discussed under "Risk Factors" and, among others, the following:


          o    our ability to successfully implement our business strategy,

          o    changing consumer preferences,

          o    the  impact  of  competition   and  changes  to  the  competitive
               environment on our products and services, and

          o other factors detailed from time to time in our filings with the Securities and Exchange Commission.


     These forward-looking statements speak only as of the date of this report. We do not intend to update or revise any forward-looking statements to reflect changes in our business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.

                                     PART I

ITEM 1.    BUSINESS
                                  INTRODUCTION

GENERAL


     Sunland Entertainment Co., Inc., together with its subsidiaries Sunland Entertainment, Inc. and Pepin/Merhi Entertainment Group, Inc. (collectively, (the "Company")) owns and exploits motion picture product and related intellectual property.


                               RECENT DEVELOPMENTS

PURCHASE OF PEPIN/MERHI ENTERTAINMENT GROUP, INC.

     Effective April 3, 2000, the Company completed the acquisition of Pepin/Merhi Entertainment Group, Inc. ("PM Entertainment") to broaden the scope of the Company's entertainment operations. PM Entertainment is a producer and distributor of motion pictures in the United States home video, television and Internet broadcasting markets as well as in all media in international markets.

     The purchase price consisted of $6,500,000 paid in cash at closing, 36,300 common shares of the Company with a fair value of $1,668,000 and $2,050,000 in subordinated notes. The Company also assumed existing bank debt with Imperial Bank in the amount of approximately $5,300,000. Additionally, the Company's subsidiary Inferno Acquisition Corp., purchased from Imperial Bank a loan, secured by the motion picture "Inferno" and guaranteed by PM Entertainment. The Company paid a down payment of $2,000,000 and obtained a loan in the amount of approximately $4,800,000. Financial results from the operations of PM Entertainment are included in the Company's accompanying Consolidated Financial Statements from the date of acquisition. All bank debt acquired in connection with the purchase of PM Entertainment was completely satisfied at December 31, 2001.

CLASSIC MEDIA, LLC


     In March 2001, the Company signed an Asset Sale and Purchase Agreement, which was later amended, for the sale of substantially all of the assets, properties and rights of the Harvey Classic Characters owned by the Company to Classic Media, LLC ("Classic Media"). The sale excluded PM Entertainment and related assets. The purchase price of $17,000,000 plus the assumption of certain liabilities was paid in cash at closing, which occurred June 22, 2001, after the receipt of a shareholder vote and satisfaction of other customary closing conditions. In connection with the sale, the Company changed its name to "Sunland Entertainment Co., Inc."


REINCORPORATION TO DELAWARE AND REVERSE STOCK-SPLIT

     On June 27, 2002, a special meeting of shareholders was held at the Company's offices, where the proposal to change Sunland's state of incorporation from California to Delaware and enact a ten-for-one reverse split of the Company's common and preferred stock were approved. The Company subsequently changed its stock symbol to SLDE effective August 9, 2002. The effect of this stock split was reflected in the financial statements retroactively as if the stock split occurred at the beginning of the earliest period reported.

SETTLEMENT OF METROPOLITAN CONTRACT

     The Company's subsidiaries Inferno Acquisition Corp. and PM Entertainment had an ongoing dispute with Metropolitan Film Export regarding $2,300,000 due under a licensing contract for the motion picture "Inferno". In September 2001, the Company entered into a settlement agreement with Metropolitan Film Export and The Motion Picture Bond Company, an insuring agent, for $1,625,000 and received the related payment in October 2001. The difference between the proceeds and accounts receivable balance was fully provided for and written off in October 2001. The proceeds from the settlement were used to satisfy the loan facility with Imperial Bank secured by the motion picture "Inferno".

CHANGES IN MANAGEMENT

     Roger Burlage, the Chairman and Chief Executive Officer of the Company, notified the Board of Directors that he intends to resign from his position at the expiration of his contract in April of this year. On January 15, 2003, the Board of Directors of the Company authorized the creation of the Office of the President to provide for a smooth transition during the remainder of Mr. Burlage's employment term. The Office of the President was created to provide general supervision, direction and control of the Company. Roger Burlage, David Weiner, and Gary Freeman were appointed to serve in the Office of the President. Mr. Freeman was also elected the Company's Chief Financial Officer and Corporate Secretary.

     In September 2001, Caroline Stewart, the Company's former Chief Financial Officer and Corporate Secretary resigned all of her positions with the Company and Monique Green was appointed the Secretary of the Company and Chief Financial Officer. In September 2002, Monique Green resigned all of her positions with the Company.

     The Company's principal executive offices are located at 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064; its phone number is (310) 444-4100.

SALE OF PM ENTERTAINMENT LIBRARY

     On April 10, 2003, the Company and its wholly-owned subsidiary, Pepin/Merhi Entertainment Group, Inc., entered into an Asset Purchase Agreement with Film Library Acquisition Corp. ("Purchaser") for the sale of our remaining principal asset, PM's film library (the "PM Entertainment Library"), for $6,000,000 in cash and the assumption by the Purchaser of all of the operating expenses associated with the film library (the "Purchase Price"). The transaction is subject to shareholder approval, and we expect to close by the end of June 2003. In addition, $750,000 of the Purchase Price will be placed in an escrow at Closing and for a period of two years following the Closing, these funds will be subject to potential claims by the Purchaser against us for breaches of representations and warranties contained in the agreement. The agreement establishes a cut-off date (the "Cut-Off Date") for the operation of the PM Entertainment Library for the benefit of the Company as of January 31, 2003, and as such, upon the Closing of the transaction, Purchaser will be entitled to receive the cash flow from the business, net of all direct expenses of the film library and a portion of our fixed expenses, in each case incurred from February 1, 2003 until the Closing.


     The PM Entertainment Library currently represents substantially all of our assets and most of our liabilities, other than our fixed operating expenses. Thus, as a result of this transaction, after the Closing we will have no continuing business operations, except for certain overhead expenses, including various employees and real estate leases. Consequently, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     Additionally, pursuant to the terms of our Amended and Restated Certificate of Incorporation, the Closing will trigger the liquidation preference provisions governing the Series A and B Preferred Stock. As a result, the holders of our Series A and B Preferred Stock would be entitled to receive all of the proceeds from the sale of the PM Entertainment Library. Discussions with the holders of our Series A and B Preferred Stock have indicated that these holders would be willing to waive their rights to these proceeds subject to the Company's acquisition of another business opportunity although the holders have not definitely agreed to waive their rights and there can be no assurance that these holders will waive these rights.


     If our preferred stockholders waive their rights to the liquidation preference described above we intend to utilize the proceeds from the sale of the PM Entertainment Library for the possible acquisition of other businesses as opportunities arise. Although we are actively considering a number of potential acquisition opportunities, we have not entered into any definitive agreement with respect to any specific future acquisitions. However, we do not intend to purchase another film library or to search within any specific kind of industry or business, and may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. Therefore, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     Once the Company identifies a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted, or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, or with the assistance of outside advisors and consultants evaluating the preliminary information available to them. Management may elect to engage outside independent consultants to perform preliminary analysis of potential business opportunities. In evaluating such potential business opportunities, the Company will consider, to the extent relevant to the specific opportunity, several factors including:

    *    potential benefits to us and our shareholders;
    *    working capital;
    *    financial requirements and availability of additional financing;
    *    history of operation, if any;
    *    nature of present and expected competition;
    *    quality and experience of management;
    *    need for further research, development or exploration;
    *    potential for growth and expansion;
    *    potential for profits; and
    *    other factors deemed relevant to the specific opportunity.

     There are certain unidentified risks that cannot be adequately expressed prior to the identification of a specific business opportunity. There can be no assurance following consummation of any acquisition or merger that the business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many potential business opportunities available to the Company may involve new and untested products, processes or market strategies which may not ultimately prove successful. Please see the section below entitled "Risks Related to the Sale of the PM Entertainment Library and Our Future Operations."

     Pending their ultimate application and the determination of our preferred stockholders, the net proceeds from the sale of the PM Entertainment Library will be used for general corporate purposes, and will be invested in high quality, short term, interest bearing investments and deposit accounts. Depending upon the nature of any potential future acquisition and the requirement of any use of the proceeds therefore, we may also in the future consider distributing any excess proceeds to our Preferred Stockholders as a distribution.


                                    BUSINESS


     Historically, the Company's business strategy involved exploiting the Harvey Classic Characters through filmed entertainment and capitalizing upon the relationship between filmed entertainment, merchandising and other ancillary markets. The assets, rights and properties pertaining to these activities were sold in June 2001. Through the Company's subsidiary, PM Entertainment, the Company has continued its exploitation of motion picture product and related intellectual property by increasing its presence in foreign markets. Due to depressed market conditions, the Company has decided not to finance new film product. If the Company does not successfully complete the sale of the PM Entertainment Library, the Company will continue to operate as a scaled-back business focusing on the sale and licensing of that library. Although the Company previously engaged Houlihan Lokey Howard & Zukin, or "Houlihan," to explore strategic alternatives that may have been available to the Company following the completion of its transaction with Classic Media, the Company terminated its agreement with Houlihan in February of 2002 due to Houlihan being unable to provide any potential internal or external alternatives that met with the approval of the Company's Board of Directors.


     Whether or not the Company successfully completes the sale of the PM Entertainment Library, the Company intends to continue exploring its various strategic alternatives, including the acquisition of additional assets, or a merger or sale of the Company, or its assets. The Company does not intend to limit its search to any specific kind of industry or business. It may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. A potential venture might need additional capital or merely desire to have its shares publicly traded.

FILMED ENTERTAINMENT


     Filmed entertainment includes direct-to-video films, television movies and television series. Through its subsidiary PM Entertainment, the Company extended its operations into the lower budget feature film and video arena. The predecessor of PM Entertainment was an independent entertainment company that produced and distributed motion pictures into the domestic television and home video markets and into the international markets for all media. PM Entertainment's most valuable assets are its film library of approximately 140 motion picture titles and 74 episodes of television series. The Company previously retained Cinetel Films to act as its sales agent to foreign licensee agreements, Ventura Distribution to handle the distribution of its domestic home video division and other outside sales consultants for the Company's television properties. On April 9, 2002, the Company canceled its Sales Agency Agreement with Cinetel due to performance issues relating to Cinetel's ability to adequately exploit the Company's film library and collect outstanding accounts receivable, effective August 15, 2002. Currently, the Company is primarily in charge of all sales and collection activities.

MERCHANDISING

     In March 2000, the Company appointed Felix the Cat Productions, Inc.("FTCP"), as its exclusive licensing agent for Latin America. The agreement covered all of the Company's Harvey Classic Characters for a term of seven and one-half years.

     In June 2000, the Company appointed Hearst Entertainment as its exclusive licensing agent for the remainder of the world. The agreement covered all of the Company's Harvey Classic Characters for a term of two years.


     In June 2001, all of the Company's Harvey Classic Character assets, properties and rights were sold and the Company's merchandising and licensing division was dissolved.


INTELLECTUAL PROPERTY ASSETS

     The Company's principal assets are its intellectual property rights in its proprietary PM Entertainment library consisting of approximately 140 films and 74 television episodes. The Company has applied for and received copyright and trademark protection in the United States and copyright protection in certain foreign countries which are parties to the Berne Convention, on many but not all of its film library. The Company attempts vigorously to protect against infringements on the rights it holds to its proprietary film library.

COMPETITION

     Competition is intense in the filmed entertainment industry in which the Company operates. The Company's licensed products compete with products produced and/or distributed by major entertainment companies, as well as numerous smaller entertainment companies. Many of these competitors have significantly longer operating histories, greater financial resources and larger film catalogs than the Company. Additionally, the film entertainment market for independent films has suffered dramatically over the past year, creating a decreased value on film assets. Such economic cycles are common and the Company believes as the global economy rebounds, there will be a resurgence in the independent film market as well.

EMPLOYEES

     The Company employs approximately 3 persons on its full-time staff. For the Company's filmed entertainment productions, the Company hires independent contractors or production facilities for creative work on an as-needed basis. None of the Company's employees are represented by a union and the Company believes relations with its employees are good.

                     FACTORS WHICH MAY AFFECT FUTURE RESULTS

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company wishes to caution that the following important factors, among others, in some cases have affected and in the future could affect the Company's actual results and could cause such results to differ materially from those expressed in forward-looking statements made by or on behalf of the Company.


     NET LOSSES. The Company experienced net losses of $7,139,000 and $1,452,000 for the fiscal years ended December 31, 2002 and 2001, and total net losses of $37,073,000 since inception. Such losses are expected to continue into the 2003 year as a result of the lack of product for release in the entertainment media. There can be no assurance that the Company can achieve its business plan, and net losses are likely to continue into the future.


     RISKS RELATED TO THE FILMED ENTERTAINMENT INDUSTRY. Motion picture production, acquisition and distribution are highly competitive businesses. The Company competes with major studios, other independent motion picture and television companies, large diversified entertainment conglomerates and others. Some of the Company's competitors are entities that are part of larger, diversified corporate groups with a variety of other operations, including television networks and cable channels, which can provide superior means of distributing their products and stable sources of earnings to offset fluctuations in the financial performance of their motion picture and television operations. There is a risk that some or all of the Company's motion pictures, if any, will not be commercially successful, resulting in costs not being recouped or anticipated profits not being realized.

     The television, motion picture and direct-to-video industries are highly speculative and historically have involved a substantial degree of risk. The success of a trademarked or copyrighted television program, video production or motion picture depends upon unpredictable and changing factors such as audience acceptance, which may bear little or no correlation to the Company's production and other costs.

     Audience acceptance of the Company's products represents a response not only to the artistic components of the products, but also to promotion by the distributor, the availability of alternative forms of entertainment and leisure time activities, general economic conditions and public taste generally, and other intangible factors, all of which change rapidly and cannot be predicted with any certainty.

     The entertainment industry in general, and the motion picture industry in particular, continues to undergo significant changes, primarily due to technological developments, shifting consumer tastes and the popularity and availability of other forms of entertainment. As a result, it is impossible to predict the overall effect these factors will have on the operations of the Company.


     FLUCTUATIONS IN REVENUE RECOGNIZED FROM FILM LICENSING. The Company's quarterly and yearly operating results may fluctuate due to the manner in which the Company is required to record revenue from film licensing agreements and the seasonality surrounding the film licensing business. Although film licensing agreements typically grant rights for a period of one to five years, revenues are typically recognized when the license period begins, provided certain conditions are met. Fluctuations in quarterly and yearly operating results principally arise due to the Company's timing in entering into film licensing agreements as the film markets, at which the Company licenses its products, occur from February through May and October through November. Therefore, the Company believes that period-to-period comparisons of its results from operations are not necessarily an accurate indication of future performance.


     INTELLECTUAL PROPERTY RIGHTS. The Company's principal assets are its intellectual property rights. The Company has applied for and received copyright and trademark protection in the United States, and copyright protection in many foreign countries, on many publications and other works. The Company endeavors to protect against infringements on the rights it holds.

     The term of copyright protection in the U.S. is limited by statute and trademark rights, while potentially of indefinite duration, must be continually used and, depending on the date of publication, may have to be periodically renewed.

     The Company believes it has protectible rights with respect to all of its proprietary film library subject to licenses granted by the Company. There is, however, no assurance that claims will not be asserted against the Company which, if successful, would have a material adverse effect on the Company's business.

  RISKS RELATED TO THE SUCCESSFUL SALE OF THE PM ENTERTAINMENT LIBRARY AND OUR
                               FUTURE OPERATIONS

     IF THE SALE OF THE PM ENTERTAINMENT LIBRARY IS SUCCESSFUL, THE COMPANY MAY BE SUBJECT TO SUBSTANTIAL RISKS SPECIFIC TO ANOTHER BUSINESS OR BUSINESS OPPORTUNITY, THE SPECIFIC RISKS OF WHICH THE COMPANY CANNOT CURRENTLY ASCERTAIN. If the Company successfully completes the sale of the PM Entertainment library and subsequently acquires or merges with another business, it may be subject to substantial risks specific to a particular business or business opportunity, the specific risks of which cannot be ascertained until a potential acquisition or merger candidate has been identified. However, at a minimum, the Company's proposed business operations may be highly speculative and be subject to the same types of risks inherent in any new or unproven venture.

     IF THE SALE OF THE PM ENTERTAINMENT LIBRARY IS SUCCESSFUL, WE WILL HAVE NO MATERIAL ASSETS OTHER THAN CASH, AND NO SOURCE OF REVENUE. If the Company successfully completes the sale of the PM Entertainment library, it will have no material assets other than cash and will have no revenues. It is unlikely that the Company will receive any revenues until it completes an acquisition or merger. There can be no assurance that any acquired business will produce any material revenues for the Company or its stockholders or that any such business will operate on a profitable basis.

     OUR AUDITORS HAVE EXPRESSED A GOING CONCERN OPINION. Even with the Company's continuing operation of the PM Entertainment library, its independent auditors discuss in their report the Company's ability to continue as a going concern. They include a statement that: "[a]s discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit. This raises substantial doubt about the Company's ability to continue as a going concern." If the Company successfully completes the sale of the PM Entertainment library and is unable to subsequently consummate a successful acquisition or merger, the Company may be forced to cease operations. You are encouraged to read Note 1 to the financial statements included in this report.

     DISCRETIONARY USE OF PROCEEDS. If the Company successful completes the sale of the PM Entertainment library, it will not be engaged in any substantive business activities other than looking for and investigating business opportunities. Accordingly, management will have broad discretion with respect to the potential acquisition of assets, property or business. There can be no assurance that the Company's use or allocation of its available cash will allow the Company to achieve its business objectives.

ITEM 2.    PROPERTIES


     The principal offices of the Company consist of approximately 14,000 square feet of general office space located at 11835 W. Olympic Blvd., Suite 550, Los Angeles, California 90064. The Company entered into a seven-year lease for such office space commencing in December 1999, with a five-year option to renew. The Company also leases approximately 9,000 square feet of office space in Santa Monica pursuant to a ten-year lease entered into in December 1993. The Company has entirely subleased the Santa Monica space to an unaffiliated person until July of 2004. The Company recorded rent expense of $376,000 and $379,000 for its principal and Santa Monica offices during 2002.

     The principal offices of PM Entertainment consisted of approximately 120,000 square feet of general office, post production and sound stage facilities located in Sunland, California. In connection with the acquisition of PM Entertainment, the Company entered into a two year lease of the premises with an option to purchase the facility and surrounding property, which expired March 31, 2002. The Company recorded rent expense of $150,000 for its Sunland, California office during 2002.


ITEM 3.    LEGAL PROCEEDINGS

     The Company is not currently involved in any material legal proceedings.

ITEM 4.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

     None.

                                     PART II

ITEM 5.    MARKET FOR ISSUER'S COMMON EQUITY AND RELATED SHAREHOLDER MATTERS

MARKET PRICES

     The Company's common stock, no par value (the "Common Stock") is currently traded on the Over-The Counter Bulletin Board under the symbol "SLDE.OB." On June 27, 2002, a special meeting of shareholders was held at the Company's offices, where the proposal to enact a ten-for-one reverse split of the Company's common and preferred stock was approved. The Company subsequently changed its stock symbol from "SUNE.OB" to "SLDE.OB," effective August 9, 2002. The following table sets forth, for the fiscal quarters indicated, the high and low sale price for the common stock, as reported on the Over-The-Counter Bulletin Board.

     QUARTERLY PERIOD                                       HIGH         LOW
     ----------------------------------------------         ----         ---
     Fiscal year ended December 31, 2001:
                    First Quarter .................       $   4.50    $   1.30
                    Second Quarter ................       $   2.20    $   1.00
                    Third Quarter .................       $   2.00    $   0.90
                    Fourth Quarter ................       $   1.20    $   0.70

     Fiscal year ended December 31, 2002:
                    First Quarter .................       $   1.10    $   0.80
                    Second Quarter ................       $   1.20    $   0.70
                    Third Quarter .................       $   1.00    $   0.70
                    Fourth Quarter ................       $   0.72    $   0.45


HOLDERS

     As of March 29, 2003, there were approximately 160 holders of record of the Company's Common Stock.

DIVIDENDS


     The Company has never paid cash dividends on the Common Stock. The Company is required to pay dividends on its outstanding classes of preferred stock in the form of additional shares of preferred stock. These dividends have been paid since the issuance of the underlying preferred stock. Other than these preferred stock dividends, the Board of Directors expects that the Company will continue to retain any future earnings for use in its business.


EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth certain information regarding the Company's equity compensation plans as of December 31, 2002.



                           NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE EXERCISE        NUMBER OF SECURITIES
                           BE ISSUED UPON EXERCISE       PRICE OF OUTSTANDING         REMAINING AVAILABLE FOR
                           OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND      FUTURE ISSUANCE UNDER EQUITY
                             WARRANTS AND RIGHTS                RIGHTS                  COMPENSATION PLANS
-----------------------    -----------------------    -------------------------    ----------------------------

Equity compensation                29,900                       75.90                         78,600
plans approved by
security holders

Equity compensation               265,633                      106.13                            0
plans not approved by
security holders

Total                             295,533                      103.07                         78,600
-----------------------    -----------------------    -------------------------    ----------------------------


         The Company's current employee stock option plans (the "Plans") provide for the grant of non-statutory or incentive stock options to the Company's employees, officers, directors or consultants.

         The Company's Compensation Committee administers the Plans, selects the individuals to whom options will be granted, determines the number of options to be granted, and the term and exercise price of each option. Stock options granted pursuant to the terms of the Plans generally cannot be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a 10% or more shareholder). The term of the options granted under the Plans cannot be greater than 10 years; 5 years for a 10% or more shareholder. Options vest at varying rates generally over five years. An aggregate of 105,000 shares were reserved under the Plans, of which 78,600 shares were available for future grant at December 31, 2002.


         As a result of a refinancing that took place in 1999, the Company granted options, not covered by its stockholder approved stock incentive plans, to purchase 134,462 shares of common stock to certain employees, officers and directors. These options vest either on the grant date or over three years from the grant date. The options are exercisable at prices ranging from $90 to $120 per share and expire six to eight years from their issuance date.


         Information related to the Company's issued and outstanding warrants is identified in Note 9 to the Financial Statements attached to this report and is incorporated herein by this reference.


ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

INTRODUCTION


     The Company conducts its operations through its wholly-owned subsidiaries, which include Sunland Entertainment, Inc. and PM Entertainment. The Company's revenues were previously derived from two primary sources: (i) filmed entertainment and (ii) merchandising and licensing. In June 2001, all of the Company's Harvey Classic Character assets, properties and rights were sold and the Company's merchandising and licensing division was dissolved. Since that time, the Company's revenues have been derived solely from film entertainment. This Report contains, or incorporates by reference, certain statements that may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements appear in a number of places in this Report, including, without limitation, "Management's Discussion and Analysis of Financial Condition and Results of Operations". These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict.


RECENT DEVELOPMENTS

SALE OF PM ENTERTAINMENT LIBRARY

     On April 10, 2003, the Company and its wholly-owned subsidiary, Pepin/Merhi Entertainment Group, Inc., entered into an Asset Purchase Agreement with Film Library Acquisition Corp. ("Purchaser") for the sale of our remaining principal asset, PM's film library (the "PM Entertainment Library"), for $6,000,000 in cash and the assumption by the Purchaser of all of the operating expenses associated with the film library (the "Purchase Price"). The transaction is subject to shareholder approval, and we expect to close by the end of June 2003. In addition, $750,000 of the Purchase Price will be placed in an escrow at Closing and for a period of two years following the Closing, these funds will be subject to potential claims by the Purchaser against us for breaches of representations and warranties contained in the agreement. The agreement establishes a cut-off date (the "Cut-Off Date") for the operation of the PM Entertainment Library for the benefit of the Company as of January 31, 2003, and as such, upon the Closing of the transaction, Purchaser will be entitled to receive the cash flow from the business, net of all direct expenses of the film library and a portion of our fixed expenses, in each case incurred from February 1, 2003 until the Closing.

     Additionally, pursuant to the terms of our Amended and Restated Certificate of Incorporation, the Closing will trigger the liquidation preference provisions governing the Series A and B Preferred Stock. As a result, the holders of our Series A and B Preferred Stock would be entitled to receive all of the proceeds from the sale of the PM Entertainment Library. Discussions with the holders of our Series A and B Preferred Stock have indicated that these holders would be willing to waive their rights to these proceeds subject to the Company's acquisition of another business opportunity although the holders have not definitely agreed to waive their rights and there can be no assurance that these holders will waive these rights.

     If our preferred stockholders waive their rights to the liquidation preference described above we intend to utilize the proceeds from the sale of the PM Entertainment Library for the possible acquisition of other businesses as opportunities arise. Although we are actively considering a number of potential acquisition opportunities, we have not entered into any definitive agreement with respect to any specific future acquisitions. However, we do not intend to purchase another film library or to search within any specific kind of industry or business, and may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. Therefore, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     Once the Company identifies a particular entity as a potential acquisition or merger candidate, management will seek to determine whether acquisition or merger is warranted, or whether further investigation is necessary. Such determination will generally be based on management's knowledge and experience, or with the assistance of outside advisors and consultants evaluating the preliminary information available to them. Management may elect to engage outside independent consultants to perform preliminary analysis of potential business opportunities. In evaluating such potential business opportunities, the Company will consider, to the extent relevant to the specific opportunity, several factors including:

    *    potential benefits to us and our shareholders;
    *    working capital;
    *    financial requirements and availability of additional financing;
    *    history of operation, if any;
    *    nature of present and expected competition;
    *    quality and experience of management;
    *    need for further research, development or exploration;
    *    potential for growth and expansion;
    *    potential for profits; and
    *    other factors deemed relevant to the specific opportunity.

     There are certain unidentified risks that cannot be adequately expressed prior to the identification of a specific business opportunity. There can be no assurance following consummation of any acquisition or merger that the business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many potential business opportunities available to the Company may involve new and untested products, processes or market strategies which may not ultimately prove successful. Please see the section entitled "Risks Related to the Sale of the PM Entertainment Library and Our Future Operations."

     Pending their ultimate application and the determination of our preferred stockholders, the net proceeds from the sale of the PM Entertainment Library will be used for general corporate purposes, and will be invested in high quality, short term, interest bearing investments and deposit accounts. Depending upon the nature of any potential future acquisition and the requirement of any use of the proceeds therefore, we may also in the future consider distributing any excess proceeds to our Preferred Stockholders as a distribution.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

GENERAL

     The SEC recently issued Financial Reporting Release No. 60, "Cautionary Advice Regarding Disclosure About Critical Accounting Policies" ("FRR60"), suggesting companies provide additional disclosure and commentary on those accounting policies considered most critical. FRR 60 considers an accounting policy to be critical if it is important to the Company's financial condition and results of operations, and requires significant judgment and estimates on the part of management in its application. For a summary of the Company's significant accounting policies, including the critical accounting policies discussed below, see the accompanying notes to the consolidated financial statements.

     The preparation of the Company's financial statements in conformity with GAAP requires management to make estimates, judgments and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of expenses during the reporting period. On an ongoing basis, the Company evaluates its estimates which are based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances. The result of these evaluations forms the basis for making judgments about the carrying values of assets and liabilities and the reported amount of expenses that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions. The following accounting policies require significant management judgments and estimates:

     o Accounting for the production and distribution of motion pictures and television programming is in accordance with SOP 00-2, which requires management's judgment as it relates to totals revenues to be received and costs to be incurred throughout the life of each program or license period. These judgments are used to determine the  amortization of capitalized  programming  costs associated with revenues earned and any net realizable value adjustments.


     o The Company accounts for its business acquisitions under the purchase method of accounting in accordance with SFAS 141, "Business Combinations." The total cost of acquisitions is allocated to the underlying net assets, based on their respective estimated fair values. The excess of the purchase price over the estimated fair value of the tangible net assets acquired is recorded as intangibles. Determining the fair value of assets acquired and liabilities assumed requires management's judgment and often involves the use of significant estimates and assumptions, including assumptions with respect to future cash inflows and outflows, discount rates, asset lives, and market multiples, among other items.

     o The Company assesses the potential impairment of long-lived assets and identifiable intangibles under the guidance of SFAS 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." which states that a long-lived asset should be tested for recoverability whenever events or changes in circumstances indicate that the carrying amount of the long-lived asset exceeds its fair value. An impairment loss is recognized only if the carrying amount of the long-lived asset exceeds its fair value and is not recoverable.


     o The Company adopted SFAS 142 "Accounting For Goodwill and Other Intangible Assets" in the first quarter of 2002. SFAS No. 142 requires that goodwill and intangible assets with indefinite useful lives no longer be amortized to earnings, but instead be reviewed for impairment in accordance with this standard. The impairment charge taken in the first quarter of 2002 was recognized as a cumulative effect of a change in accounting principle.

     The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. There can be no assurance that actual results will not differ from these estimates.


CONSOLIDATED STATEMENTS OF OPERATIONS

                                                      YEAR ENDED DECEMBER 31,
                                                    ---------------------------
                                                        2002            2001
                                                    -----------     -----------

Selling, general & administrative expenses .....    $ 1,460,000     $ 2,645,000
Depreciation and other amortization ............        112,000         151,000
                                                    -----------     -----------
Loss from operations ...........................     (1,572,000)       (796,000)
Other income (loss) ............................        685,000         519,000
                                                    -----------     -----------
Loss before income taxes, extraordinary
   item and cumulative effect of
   accounting principle change .................       (887,000)       (277,000)
Extraordinary gain .............................           --           293,000
Cumulative effect of accounting changes ........     (2,861,000)       (628,000)
                                                    -----------     -----------
Loss from continuing operations ................     (3,748,000)       (612,000)
Income (Loss) from discontinued operations .....     (3,391,000)      1,160,000
                                                    -----------     -----------
Net Loss .......................................     (7,139,000)     (1,452,000)
Preferred stock dividends ......................     (1,168,000)     (1,304,000)
Excess of carrying amount on preferred
   stocks and warrants over fair value
   transferred to shareholders .................           --         6,579,000
Excess of fair value of Series B stock
   (less carrying amount and associated
   beneficial conversion feature of Series
   A redeemed) .................................           --          (469,000)
                                                    -----------     -----------
Net income (loss) applicable to common
   stockholders ................................    $(8,307,000)    $ 3,354,000

                                                    -----------     -----------
Basic & Diluted net income (loss) per share ....    $    (18.26)    $      7.37

RESULTS FROM OPERATIONS


FISCAL YEAR 2002 COMPARED TO FISCAL YEAR 2001



SELLING, GENERAL AND ADMINISTRATIVE EXPENSES


     Selling, general and administrative expenses were $1,460,000 and $2,645,000 for 2002 and 2001, respectively. The decrease in selling, general and administrative expenses of $1,185,000 in 2002 is due to a reduction in staffing and other overhead. The Company has budgeted for additional overhead reductions in the first quarter of 2003.

DEPRECIATION AND AMORTIZATION

     Depreciation and amortization expense was $112,000 and $151,000 in 2002 and 2001, respectively. The $39,000 decrease was principally due to the Company disposing of certain assets during 2002.


OTHER INCOME/(LOSS)

     Loss on the impairment of securities was $5,000 and $26,000 in 2002 and 2001, respectively. The loss in 2002 results from an impairment in the value of Metromedia International Group, Inc. common stock. The loss in 2001 consists of an impairment in the value of Tutornet common stock. Tutornet stock was completely written off at June 30, 2001.




     Interest income/(expense), net was $139,000 and $0 in 2002 and 2001, respectively. Interest income in 2002 consists primarily from amounts earned on the federal tax refund receivable.


     Other income was $551,000 and $545,000 in 2002 and 2001, respectively. The income was derived principally from sublease arrangements on leased office space that is no longer occupied. The company received $469,000 of rent income in 2002, and $443,000 in 2001.

EXTRAORDINARY GAIN

     Extraordinary gain was zero and $293,000 in 2002 and 2001, respectively. The gain is due to a $293,000 settlement on subordinated notes payable to stockholders of the Company.

CUMULATIVE EFFECT OF ACCOUNTING CHANGES


     Effective January 1, 2002, the Company changed the accounting for goodwill from an amortization method to an impairment only approach. During the second quarter of 2002, in accordance with SFAS No. 142, the Company determined that its goodwill was impaired due to its continued historical and forecasted future losses as a result of the changing economic conditions in the entertainment industry. As a result, a one-time, non-cash charge of $2,861,000 was recorded to write-off the remaining balance of goodwill on the Company's balance sheet.


     Effective January 1, 2001, the Company changed its method of accounting for film costs, which resulted in a one-time non-cash charge of $628,000.


DISCONTINUED OPERATIONS

     Income (Loss) from discontinued operations was $(3,391,000) and $1,160,000 in 2002 and 2001, respectively. The decrease of $4,551,000 can be principally attributed to the decrease in revenue recognized from discontinued operations. The decrease is due, in part, to the sale of the Company's library of Harvey Classic Characters in June 2001, with an effective date of February 1, 2001, for $17 million. In addition, recent events overseas have negatively impacted the international media markets, causing significant financial losses to the entertainment industry and further depressing the values of filmed library assets.


LIQUIDITY AND CAPITAL RESOURCES

     Net cash provided by/(used in) operating activities was $(67,000) and $2,855,000 in 2002 and 2001, respectively. The increase in cash used in operating activities was primarily due to a decrease in net income, investment in film inventory, gains on disposition of assets and settlement of debt, prepaids and accounts receivable, offset by a decrease in the amortization of deferred financing charges, accounts payable, participations and residuals and deferred revenue balances.


     Net cash provided by/(used in) investing activities was zero and $16,075,000 in 2002 and 2001, respectively. Cash provided by investing activities in 2001 resulted from the sale of substantially all of the Company's Harvey Classic Character assets, properties and rights owned by the Company.


     Net cash provided by/(used in) financing activities was zero and $(18,475,000) in 2002 and 2001, respectively. Cash used in financing activities in 2001 is due to the repayment of a credit facility the Company entered into with The Chase Manhattan Bank credit facility, subordinated notes payable to stockholders and other production loans.




     In April 2000, the Company acquired 100% of the outstanding shares of PM Entertainment. The purchase price consisted of $6,500,000 in cash, 36,300 common shares of the Company with a fair value of $1,668,000, a $2,050,000 subordinated note and assumption of Imperial Bank debt of approximately $5,300,000. In connection with the acquisition of PM Entertainment, the Company purchased from Imperial Bank a loan, secured by the motion picture "Inferno", by paying a down payment of $2,000,000 and obtaining a loan from Imperial Bank in the amount of approximately $4,800,000 pursuant to a Loan and Security Agreement. Loans from Imperial Bank were completely repaid by December 31, 2001.

     Management believes that the Company's current and anticipated sources of working capital from collection of accounts receivable and new sales of the Company's remaining film library are not sufficient to provide the necessary liquidity and financing for the Company's operating financial needs as set forth in Management's current business plan for the next twelve months. To address previous liquidity issues management sold certain assets, properties and rights owned by the Company. On April 10, 2003, the Company and its wholly-owned subsidiary, Pepin/Merhi Entertainment Group, Inc., entered into an Asset Purchase Agreement with Film Library Acquisition Corp. for the sale of PM's film library. If the Company does not successfully complete the sale of the PM Entertainment Library, management will continue to operate the Company as a scaled-back business focusing on the sale of that PM library.


     Whether or not the Company successfully completes the sale of the PM Entertainment Library, the Company intends to continue exploring its various strategic alternatives, including the acquisition of additional assets, or a merger or sale of the Company, or its assets. The Company does not intend to limit its search to any specific kind of industry or business. It may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. A potential venture might need additional capital or merely desire to have its shares publicly traded.


Following is a summary of the contractual obligations available to us as of December 31, 2002 (in thousands):

CONTRACTUAL OBLIGATIONS                 PAYMENTS DUE BY PERIOD
-----------------------   ------------------------------------------------
                                               Between   Between
                          Total    Less than     2-3       4-5     After 5
                                     1 year     years     years     years
-----------------------   ------   ---------   -------   -------   -------
Operating leases          $2,117      $734      $983      $400       $0
Total Contractual Cash
   Obligations            $2,117      $734      $983      $400       $0


INFLATION AND SEASONALITY

     Inflation has not been material to the Company during the past five years.


     The Company's quarterly and yearly operating results may fluctuate due to the manner in which the Company is required to record revenue from film licensing agreements and the seasonality surrounding the film licensing business. Although film licensing agreements typically grant rights for a period of one to five years, revenues are typically recognized when the license period begins, provided certain conditions are met. Fluctuations in quarterly and yearly operating results principally arise due to the Company's timing in entering into film licensing agreements as the film markets, at which the Company licenses its products, occur from February through May and October through November. Therefore, the Company believes that period-to-period comparisons of its results from operations are not necessarily an accurate indication of future performance.

ITEM 7.    FINANCIAL STATEMENTS

     Pages F-1 through F-20 follow.

     The following tables set forth supplementary data for each of the years in the two-years ended December 31, 2002.


                                                             2002
                                      ------------------------------------------------------
                                      MARCH 31       JUNE 30        SEPT 30         DEC 31
                                    ------------   -----------    -----------    -----------
                                     (UNAUDITED)   (UNAUDITED)    (UNAUDITED)    (UNAUDITED)

Revenues ........................   $      --      $      --      $      --      $      --

Gross Profit (Loss) .............          --             --             --             --
Income (Loss) from continuing
   operations ...................      (250,000)    (2,936,000)      (122,000)      (440,000)
Income (Loss) from discontinued
   operations ...................      (314,000)      (775,000)      (772,000)    (1,530,000)
Net Income (Loss) attributable to
   Common Stock .................      (848,000)    (4,000,000)    (1,189,000)    (2,270,000)
INCOME (LOSS) PER SHARE:
Basic and Diluted ...............   $     (1.86)   $     (8.79)   $     (2.61)   $     (5.00)



                                                             2001
                                      ------------------------------------------------------
                                      MARCH 31       JUNE 30        SEPT 30         DEC 31
                                    ------------   -----------    -----------    -----------
                                     (UNAUDITED)   (UNAUDITED)    (UNAUDITED)    (UNAUDITED)

Revenues ........................   $      --      $      --      $      --      $      --

Gross Profit ....................          --             --             --             --
Income (Loss) from continuing
   operations ...................    (1,466,000)      (647,000)      (261,000)      (238,000)
Income (Loss) from discontinued
   operations ...................    (1,445,000)     4,442,000       (518,000)    (1,319,000)
Net Income (Loss) attributable to
   Common Stock .................    (3,285,000)     2,950,000      5,525,000     (1,836,000)
INCOME (LOSS) PER SHARE:
Basic and Diluted ...............   $     (7.20)   $      6.50    $     12.07    $     (4.00)



ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

     Not Applicable

                                    PART III

ITEM 9.    DIRECTORS,   EXECUTIVE  OFFICERS,   PROMOTERS  AND  CONTROL  PERSONS;
           COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT.

                                   MANAGEMENT

     Set forth below is certain information with respect to the directors and executive officers of the Company as of the date of the filing of this report:


NAME                  AGE                        POSITION
----                  ---                        --------

Roger A. Burlage       60      Chairman of the Board, Chief Executive Officer,
                                  and Co-President
David B. Weiner        46      Co-President
Gary Freeman           35      Co-President, Chief Financial Officer and
                                  Corporate Secretary
William Dallas         48      Director
Michael S. Doherty     49      Director
Gary M. Gray           58      Director
Paul Guez              59      Director


     Roger A. Burlage and Gary Freeman currently serve as directors and executive officers of the Company's primary wholly owned subsidiary, PM Entertainment. Directors are currently elected for terms of one year each.

     The Company's Bylaws allow the Board to fix the number of directors between five and nine. The number of directors is currently fixed at five.

     ROGER A. BURLAGE has served as Chairman and Chief Executive Officer of The Sunland Entertainment Co., Inc. since April 1999. Mr. Burlage was also elected Co-President in January 2003. Until he joined the Company, Mr. Burlage was President of Burlage/Edell Productions Inc., a film and television production company which he formed in February 1998 with his partner Elaine Hastings-Edell, and Chief Executive Officer of Heartland Entertainment, Inc., an independent film production entity. From March 1996 until July 1997, he served as Chairman and Chief Executive Officer of LIVE Entertainment Inc. ("LIVE"), a diversified independent entertainment company, after serving as President and Chief Executive Officer since joining LIVE in January 1994. Mr. Burlage became a Director of LIVE in December 1994, and after LIVE's sale to a private investor group in July 1997 remained with LIVE until February 1998 on a significantly full time basis as a transitional Chairman. From 1989 until joining LIVE, Mr. Burlage served as President and Chief Executive Officer of Trimark Holdings, Inc. ("Trimark"), an independent entertainment entity, and most recently was a member of Trimark's Board of Directors from April 1998 until April 1999. Prior to joining Trimark, Mr. Burlage served in several other capacities in the entertainment industry, including executive positions with New World Pictures, Ltd. and with AVCO Corporation and AVCO Embassy Pictures.

     DAVID B. WEINER was elected Co-President in January 2003. Mr. Weiner is currently a management consultant with the consulting firm of W-Net, Inc. From 1993 to 1998, Mr. Weiner served as Vice President, Senior Vice President, and President of K-Tel, International, a music and direct marketing company. Prior to joining K-Tel, International, Mr. Weiner worked in the corporate finance consulting group of Deloitte and Touche.

     GARY FREEMAN was elected Co-President, Chief Financial Officer and Corporate Secretary in January 2003. Mr. Freeman is currently a Vice President with Kellogg & Andelson, a Southern California based public accounting firm. From 1990 to 2000, Mr. Freeman worked at BDO Seidman, LLP in various capacities, including as a partner from 1998 to 2000.

     WILLIAM DALLAS was appointed as a Director of the Company in March of 2001. Mr. Dallas also served as a director from May of 2000 through December of 2000. Mr. Dallas is the founder of First Franklin and has served as its Chairman since 1981. First Franklin is a leading nonprime wholesale lender in the mortgage banking industry. The firm provides mortgage lenders with a wide variety of products and services, focusing on its proprietary risk-based Direct Access loan programs. First Franklin is a subsidiary of National City Corporation (NYSE:NCC). Headquartered in San Jose, First Franklin employs close to 900 professionals in over 30 locations nationwide. National City Corporation is one of the nation's largest commercial banks. Mr. Dallas has also co-founded two other banking institutions: In 1995, Mr. Dallas helped found Heritage Bank of Commerce (NASDAQ HTBC), a community business bank serving Silicon Valley; and in 1998, Mr. Dallas helped found California Oaks State Bank in Thousand Oaks. Mr. Dallas is a Certified Mortgage Banker, and is a Board advisor to Factual Data Corporation, a Colorado based credit services provider since. Mr. Dallas also presently serves as director for the following companies: Affinity Corporation a private technology company dedicated to mortgage fraud detection, LoanCity.com a provider of mortgage infrastructure technology and products based in San Jose, Diversified Capital, a mortgage brokerage in Northern California, and Finet.com a publicly traded mortgage company. Mr. Dallas accepted the nomination of California Lutheran University, or "CLU," to be secretary of the Board of Regents and he teaches Venture Development, a class he created at CLU.


     MICHAEL S. DOHERTY has been a Director of the Company since December 1997. Since November 1999, Mr. Doherty has been President of Doherty, Scotti & Company, LLC, a firm specializing in venture capital and private equity funding for development stage companies. From February 1999 to October 1999, Mr. Doherty served as Senior Managing Director of Spencer Trask Securities Incorporated. Mr. Doherty served as Managing Director and Director of Private Equity at Cruttenden Roth Incorporated from October 1996 to February 1999. From 1992 to October 1999, he served as Vice President of Arnhold and S. Bleichroeder Inc, a New York-based investment banking, brokerage and asset management firm. Mr. Doherty also serves on the Boards of several public and private companies, including ACLN Ltd., a marine transport company, IPAXS, a voice-over Internet Provider and Internet telephony company, Xycom, Inc., an industrial automation company and Zyan Communications, Inc., a provider of digital subscriber line services.


     GARY M. GRAY has been a Director of the Company since 1991 and served as the Chairman of the Board from March 1998 to April 1999. Mr. Gray is a Managing Director of Milestone Capital, Inc., a firm based in Houston, Texas which, in concert with affiliated foreign entities, invests in or acquires control of private companies with operations in the United States. Prior to locating in Houston in 1997, from 1994 to 1997, Mr. Gray practiced law and provided business consulting services to foreign clients from offices based in Oklahoma and, from 1991 to 1993, practiced law in New York. Prior to attending Harvard Law School from 1987 to 1990, Mr. Gray was involved in various investment and banking activities, principally in Oklahoma.

     PAUL GUEZ has been a Director of the Company since 1999. As an investor in many business activities, Mr. Guez is also chairman of the board of DVT 3000, a DVD company, and has been the president of Stone Canyon International, a movie production firm, since 1998. For the past eleven years, Mr. Guez has been overseeing Azteca Production, a clothing manufacturing company that he founded with his brother, Hubert Guez in 1990. Prior to Azteca, Mr. Guez headed the JAG clothing label, which he purchased in 1984, as well as the Sasson Jeans label which he launched in 1976.

           COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES ACT OF 1934

     Section 16(a) of the Securities Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and certain other representations that no other reports were required, during the year ended December 31, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

ITEM 10.   EXECUTIVE COMPENSATION

                  EXECUTIVE COMPENSATION AND OTHER REMUNERATION

     The following table and related footnotes show the compensation paid during the fiscal years ended December 31, 2002, 2001 and 2000 to the Company's Chief Executive Officer. No other executive officer that was serving at the end of the last completed fiscal year (2002) earned over $100,000.

                           SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION         LONG TERM COMPENSATION
                                ------------------------    ---------------------------
                                                            COMMON STOCK
                                                             UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR     SALARY    BONUS       OPTIONS     COMPENSATION
---------------------------     ----   ---------   -----    ------------   ------------
Roger A. Burlage                2002   $ 560,314    N/A           N/A      $  7,500(1)
  Chairman, Chief               2001   $ 543,734    N/A           N/A      $  7,500(1)
  Executive Officer,            2000   $ 519,412    N/A           N/A      $  7,500(1)
  and Co-President
----------

(1) Represents benefits paid under Mr. Burlage's employment contract related to country club dues.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table and related footnotes set forth the number of securities underlying options granted in the last fiscal year (2002) and held by the Company's Chief Executive Officer.


                       NUMBER OF      PERCENT OF
                      SECURITIES     TOTAL OPTIONS
                      UNDERLYING      GRANTED TO      EXERCISE OR
                        OPTIONS      EMPLOYEES IN      BASE PRICE    EXPIRATION
NAME                    GRANTED       FISCAL YEAR      ($/SHARE)        DATE
----                    -------       -----------      ---------        ----
Roger A. Burlage           0              N/A             N/A           N/A



               AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES
                       SHARES                               UNDERLYING         VALUE OF UNEXERCISED
                     ACQUIRED ON         VALUE             UNEXERCISED         IN-THE-MONEY OPTIONS
NAME                 EXERCISE (#)      REALIZED ($)    OPTIONS AT 12/31/02          AT 12/31/02
----                 ------------      ------------    -------------------          -----------
Roger A. Burlage          0               N/A                  64,032                    0


                              DIRECTOR COMPENSATION

     Directors of the Company who are neither employees of the Company nor of the Company's affiliates receive $20,000 in cash each year for serving on the Board.

     Employment and other arrangements between the Company and any named executive officer are described in Part III, Item 12, of this Form 10-KSB and are incorporated herein by this reference.

ITEM 11.   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2003, certain information regarding the beneficial ownership of the Company's Common Stock by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) the Company's Chief Executive Officer, (iii) each of the Company's directors, (iv) each person who is an executive officer of the Company as of March 31, 2003, and (v) the Company's current directors and executive officers as a group:


NAME AND ADDRESS                             TITLE OF CLASS(1)          NUMBER OF SHARES      PERCENT OF
OF BENEFICIAL OWNERS                                                      AND NATURE OF        CLASS(2)
                                                                      BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------------------------------
AKA USA Holdings Limited (3)            Common Stock                          105,500            23.19%
Beneficial Owner                        Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --
Ahmad Bin Khalid Al-Saud (3)            Common Stock                          105,500            23.19%
Beneficial Owner                        Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --
Gary Stein(4)                           Common Stock                           35,000             7.69%
Beneficial Owner                        Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --
Dimensional Fund Advisors Inc.(5)       Common Stock                           28,560             6.28%
Beneficial Owner                        Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --
Universal Studios, Inc. (6)             Common Stock                           37,450             8.23%
Beneficial Owner                        Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --
Aim Holdings, LLC (7)                   Common Stock                           13,115             2.80%
Beneficial Owner                        Series A Preferred Stock                  647            12.45%
                                        Series B Preferred Stock                   --               --
Sheldon Brody (8)                       Common Stock                           10,622             2.28%
Beneficial Owner                        Series A Preferred Stock                  524            10.09%
                                        Series B Preferred Stock                   --               --
Gerard Guez (9)                         Common Stock                           26,200             5.44%
Beneficial Owner                        Series A Preferred Stock                  154             2.96%
                                        Series B Preferred Stock                1,138             9.30%
Park Financial Corporation (10)         Common Stock                           26,214             5.45%
Beneficial Owner                        Series A Preferred Stock                1,293            24.89%
                                        Series B Preferred Stock                   --               --
L D B Corporation (11)                  Common Stock                           26,214             5.45%
Beneficial Owner                        Series A Preferred Stock                  129             2.49%
                                        Series B Preferred Stock                1,164             9.51%
Checchi Family Trust (12)               Common Stock                           26,214             5.45%
Beneficial Owner                        Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                1,293            10.57%
Roger A. Burlage (13)                   Common Stock                           73,810            13.96%
Chairman, Co-President and C.E.O.       Series A Preferred Stock                   66             1.27%
                                        Series B Preferred Stock                  594             4.85%
Michael S. Doherty (14)                 Common Stock                            3,000             0.65%
Director                                Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --
Paul Guez (15)                          Common Stock                          109,277            19.37%
Director                                Series A Preferred Stock                  765            14.73%
                                        Series B Preferred Stock                5,635            46.06%
Gary M. Gray (16)                       Common Stock                           12,750             2.73%
Director                                Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --
William Dallas (17)                     Common Stock                           26,214             5.45%
Director                                Series A Preferred Stock                  129             2.48%
                                        Series B Preferred Stock                1,164             9.51%


                                       19





David Weiner(18)                        Common Stock                               --               --
Co-President                            Series A Preferred Stock                   --               --
                                        Series B Preferred Stock                   --               --

Gary Freeman(19)                        Common Stock                               --               --
Co-President, Chief Financial Officer   Series A Preferred Stock                   --               --
and Corporate Secretary                 Series B Preferred Stock                   --               --
All Officers and Directors a group (20) Common Stock                          230,051            33.58%
(7 persons)                             Series A Preferred Stock                  960            18.48%
                                        Series B Preferred Stock                7,393            60.42%

(1) When voting with the shares of Common Stock on an as-converted basis, each share of Series A and Series B Preferred Stock is entitled to 14.815 votes (the number of shares of Common Stock into which each share is convertible). The Series A Preferred Stock is entitled to elect two of the Company's five directors and is otherwise entitled to vote on all matters (including the election of remaining directors) together with holders of Series B Preferred Stock and Common Stock voting as a class on an as-converted basis. The Series B Preferred Stock is entitled to vote on all matters (including the election of remaining directors) together with holders of Series A Preferred Stock and Common Stock voting as a class on an as-converted basis.

(2) The percent of Common Stock owned is calculated using the sum of (A) the number of shares of Common Stock owned, (B) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (C) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the numerator, and the sum of (X) the total number of shares of Common Stock outstanding (455,017), (Y) the number of shares of Common Stock issuable upon conversion of the beneficial owner's Series A Preferred Stock and Series B Preferred Stock, and (Z) the number of warrants and options of the beneficial owner that are exercisable within 60 days, as the denominator. The percent of Series A Preferred Stock owned is calculated using the number of shares of Series A Preferred Stock beneficially owned as the numerator and the total number of shares of Series A Preferred Stock outstanding on March 31, 2003 (5,195) as the denominator. The percent of Series B Preferred Stock owned is calculated using the number of shares of Series B Preferred Stock beneficially owned as the numerator and the total number of shares of Series B Preferred Stock outstanding on March 31, 2003 (12,235) as the denominator.

(3) Includes shares held by AKAUSA and Mr. Al-Saud. The United States mailing address of AKAUSA and the United States address of Mr. Ahmad Bin Khalid Al-Saud is 3535 N. W. 58th Street, Suite 950, Oklahoma City, Oklahoma 73112. AKAUSA is a Cayman Islands corporation, 100% of whose stock is owned by Mr. Ahmad Bin Khalid Al-Saud, a citizen and resident of Saudi Arabia. 45,500 shares are held in AKAUSA's name, and 60,000 shares are held in Mr. Al-Saud's name. However, since Mr. Al-Saud owns 100% of AKAUSA, all voting power is held by Mr. Al-Saud.

(4)  The address of Gary Stein is 301 E. 48th Street #20F, New York, NY 10017.

(5) The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401.

(6) The address of Universal Studios, Inc. is 100 Universal City Plaza, Universal City, California 91608.

(7) The address of Aim Holdings, LLC is 315 North Swall Drive, Unit 302, Beverly Hills, California 90211. Percent of class of Common Stock includes 9,580 shares of Series A Preferred Stock (as-converted); and exercisable options/warrants to purchase 3,529 shares of Common Stock within 60 days.

(8) The address of Sheldon Brody is 86 Fox Hedge Road, Saddle River, New Jersey 07458. Percent of class of Common Stock includes 7,760 shares of Series A Preferred Stock (as-converted); and exercisable options/warrants to purchase 2,859 shares of Common Stock within 60 days.

(9) The address of Gerard Guez is 3151 East Washington Boulevard, Los Angeles, California 90023. Percent of class of Common Stock includes 2,274 shares of Series A Preferred Stock (as-converted); 16,861 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.


                                       20




(10) The address of Park Financial Corporation is 1800 Moler Road, Columbus, Ohio 43207. Percent of class of Common Stock includes 19,159 shares of Series A Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(11) The address of LDB Corporation is 444 Sidney Baker South, Kerrville, Texas 78028. Percent of class of Common Stock includes 1,916 shares of Series A Preferred Stock (as-converted); 17,243 shares of Series B Preferred Stock
     (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(12) The address of the Checchi Family Trust is 920 Manhattan Beach Blvd., #1, Manhattan Beach, California 90266. Percent of class of Common Stock includes 19,161 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(13) The address of Roger Burlage is c/o Sunland  Entertainment Co., Inc., 11835
     W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 977 shares of Series A Preferred Stock (as-converted); 8,794 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 64,032 shares of Common Stock within 60 days.

(14) The address of Michael Doherty is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes exercisable options/warrants to purchase 8,000 shares of Common Stock within 60 days.

(15) The address of Paul Guez is c/o Sunland Entertainment Co., Inc., 11835 W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 11,330 shares of Series A Preferred Stock (as-converted); 83,478 shares of Series B Preferred Stock (as-converted) and exercisable options/warrants to purchase 14,462 shares of Common Stock within 60 days.

(16) The address of Gary Gray is c/o Milestone Capital Inc., 1800 West Loop South, Suite 1075, Houston, Texas 77027. Percent of class of Common Stock includes exercisable options/warrants to purchase 12,750 shares of Common Stock within 60 days.

(17) The address of William Dallas is c/o Sunland Entertainment Co., Inc., 11835
     W. Olympic, Suite 550, Los Angeles, California 90064. Percent of class of Common Stock includes 1,916 shares of Series A Preferred Stock (as-converted); 17,243 shares of Series B Preferred Stock (as-converted); and exercisable options/warrants to purchase 7,059 shares of Common Stock within 60 days.

(18) The address of David Weiner is c/o Sunland  Entertainment  Co., Inc., 11835
     W. Olympic, Suite 550, Los Angeles, California 90064. Mr. Weiner was appointed Co-President in January 2003. Mr. Weiner does not currently own any Sunland securities or warrants/options to purchase Sunland securities.

(19) The address of Gary Freeman is c/o Sunland  Entertainment  Co., Inc., 11835
     W. Olympic, Suite 550, Los Angeles, California 90064. Mr. Freeman was appointed Co-President, Chief Financial Officer and Corporate Secretary in January 2003. Mr. Freeman does not currently own any Sunland securities or warrants/options to purchase Sunland securities.

(20) Includes the beneficial ownership of Messrs. Burlage, Doherty, Guez, Gray, Dallas, Weiner and Freeman. Total Voting Power calculation includes the total number of options/warrants of such persons exercisable within 60 days 106,302 held by such persons to purchase shares of Common Stock. Assuming that none of such persons exercises within 60 days any of such his or her respective options or warrants, the Total Voting Power of the group is approximately 21%.


EQUITY PLAN COMPENSATION INFORMATION

     The Equity Plan Compensation Information identified in Part II, Item 5, above is incorporated into this Part III, Item 11, by this reference.

ITEM 12.   CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     The Company has entered into certain  relationships  and transactions  with
related  parties.   Such   relationships  and  transactions   include,   without
limitation, the following:

EMPLOYMENT AGREEMENTS WITH EXECUTIVE OFFICERS AND DIRECTORS.

     The Company entered into an employment agreement with Roger A. Burlage, dated April 7, 1999 which provides that he will serve as the Company's Chairman and Chief Executive for a term of four years. Mr. Burlage is entitled to an annual salary of $500,000, with minimum annual increases of 7.5%. Mr. Burlage is also eligible to receive a discretionary bonus as determined by the Board. As part of the agreement, Mr. Burlage was granted warrants to purchase 40,000 shares of the Company's Common Stock at exercise prices ranging from $90.00 to $120.00 per share, and was to receive up to an additional 20,000 warrants at his election under certain circumstances within one year of the effective date of his employment agreement which did not occur. One half of the original warrants vested upon Mr. Burlage signing the agreement and the balance vest over a three-year period, with 25% vesting on the first anniversary, and 12.5% vesting on each of the second and third anniversaries of the agreement. Mr. Burlage is also entitled to be reimbursed for up to $7,500 per year for country club dues, and to receive all other benefits generally available to the Company's other officers, including participation in stock incentive, retirement, medical, dental and accidental benefit plans, life and disability insurance and vacation. If Mr. Burlage's position is eliminated as a result of a merger or consolidation of the Company, Mr. Burlage will be entitled to terminate his employment within three months of such event and to receive all salary, benefits and emoluments in effect as such date through the remainder of his four-year term. In January of 2003, Mr. Burlage notified the Board of Directors that he intends to resign from his position at the expiration of his contract in April of this year. On January 15, 2003, the Board of Directors authorized the creation of the Office of the President to provide for a smooth transition during the remainder of Mr. Burlage's employment term.

     The Company entered into a settlement agreement with Eric S. Mischel, the Company's former President and Chief Operating Officer, dated December 15, 2000. The agreement commenced on January 1, 2001 and terminates on April 25, 2003. The agreement terminated Mr. Mischel's previous employment agreement with the Company as of January 1, 2001, and provides that Mr. Mischel, on a part time basis, was to assist the Company in developing the BUNNY, RICHIE RICH, HOT STUFF, and the WALTER MILLER projects for a period of one year, as well as the Hearst licensing and merchandising deals. The Company was to pay a $134,365 annual consulting fee to Mr. Mischel for his services. If the Company was sold to a third party during the term of the agreement, the Company was to pay Mr. Mischel an amount equal to $313,500 less the amounts previously paid to Mischel. Payment is to be made within 5 days of the consummation of the sale. If the acquiring entity fails to pay the foregoing amount, Mr. Mischel was entitled to receive $627,000 less the amounts previously paid to Mischel. As of January 1, 2001, all of Mr. Mischel's unvested warrants were cancelled, and all of his stock options became fully vested and were exercisable for one year after the date Mr. Mischel ceases to provide services under the settlement agreement. However, all of these options expired on January 2, 2002. The exercise price of all of Mr. Mischel's options was to be $8.00 per share. The Company was to provide health insurance coverage to Mr. Mischel until the earlier of April 25, 2003, or such time as Mr. Mischel became eligible for health insurance by a new employer. In addition, The Company and Mr. Mischel released each other from any and all, known or unknown, claims, arising during the period of Mr. Mischel's employment, relating to his employment or termination.

ITEM 13.   EXHIBITS, LIST AND REPORTS ON FORM 10-KSB

EXHIBIT
NUMBER     DESCRIPTION
-------    --------------------------------------------------------------------

2.1 Stock Purchase Agreement dated as of April 3, 2000, by and among The Harvey Entertainment Company, Richard J. Pepin, Joseph T. Merhi, and George Shamieh (incorporated by reference to Exhibit 2 of the Company's Form 8-K dated April 14, 2000)

2.2 Asset Purchase and Sale Agreement dated March 7, 2001, by and between The Harvey Entertainment Company, Harvey Comics, Inc. and BHP Productions, Inc., on the one hand, and Classic Media, LLC, on the other hand and Exhibits A, B, and C thereto (incorporated by reference to Exhibit 2 of the Company's Form 8-K dated March 7, 2001)

2.3 Amendment to Asset Purchase and Sale Agreement dated as of May 4, 2001 by and among the Harvey Entertainment Company, Harvey Comics, Inc., BHP Productions, Inc. and Harvey Entertainment, Inc. as consented to by Classic Media, LLC (incorporated by reference to Exhibit 2 of the Company's Form 8-K dated May 9, 2001.

3.1(i) Second Amended and Restated Articles of Incorporation of the Company (incorporated herein by reference to Exhibit 3.1 of Company's Registration Statement No. 33-63363-LA)

3.2(i)     First   Amendment  to  Second   Amended  and  Restated   Articles  of
           Incorporation of the Company (incorporated herein by reference to Exhibit 3.2 of Company's Registration Statement No. 33-63363-LA)

3.3(i) Certificate of Determination filed with the California Secretary of State of April 15, 1999 (incorporated by reference to Exhibit 3.1 of the Company's Form 8-K dated April 26, 1999)

3.4(i) Certificate of Determination for Series B Convertible Preferred Stock of The Harvey Entertainment Company (incorporated by reference to
           Exhibit 3(i) of the Company's Form 8-K dated June 2, 2000)

3.5(ii)    Second  Restated  and  Amended  Bylaws of the  Company  (incorporated
           herein  by  reference  to  Exhibit  3.3  of  Company's   Registration
           Statement No. 33-63363-LA)

3.6(ii) First Amendment to Second Restated and Amended Bylaws of the Company (incorporated herein by reference to Exhibit 3.4 of Company's Registration Statement No. 33-63363-LA)

4.1 Form of Stock Certificate (incorporated herein by reference to Exhibit 4 of Company's Registration Statement No. 33-63363-LA)

10.1 Registration Agreement, dated as of December 7, 1990, by and among the Company, AKAUSA and MCA (incorporated herein by reference to Exhibit 10.11 of Company's Registration Statement No. 33-63363-LA)

10.2 Shareholders Agreement, dated as of December 7, 1990, by and among the Company, AKAUSA and MCA (incorporated herein by reference to Exhibit 10.12 of Company's Registration Statement No. 33-63363-LA)

10.3 1993 Stock Option Plan and Stock Option Agreements (incorporated herein by reference to Exhibit 10.41 of Company's Registration Statement No. 33-63363-LA)

10.4 Special Salary Reduction Stock Option Plan of 1993 and Stock Option Agreements (incorporated herein by reference to Exhibit 10.42 of Company's Registration Statement No. 33-63363-LA)

10.5 Profit Sharing Plan and Trust Adoption Agreement (incorporated herein by reference to Exhibit 10.43 of Company's Registration Statement No. 33-63363-LA)

10.6 Office Lease between Company and 100 Wilshire Associates dated December 8, 1993 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1993)

10.7 1994 Stock Option Plan (incorporated by reference to the Company's 1994 definitive Proxy Statement)

10.8 Sublease Agreement dated as of November 14, 1995 between the Company and Travelers Management, Inc., a California corporation (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)

10.9 Stock Option Agreement dated as of July 13, 1995 between the Company and Jeffrey A. Montgomery (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)

10.10 Stock Option Agreement dated as of July 13, 1995 between the Company and Gregory M. Yulish (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995)

10.11 Warrant Agreement with Arnhold and S. Bleichroeder dated January 16, 1997 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)

10.12 Warrant Agreement with Michael Doherty dated January 16, 1997 (incorporated herein by reference to the Company's Annual Report on Form 10-KSB for the year ended December 31, 1996)

10.13 The Harvey Entertainment Company 1997 Stock Option Plan (incorporated herein by reference to the Company's 1997 definitive Proxy Statement)

10.14 Stock Option Agreement dated April 17, 1997 between the Company and Gregory M. Yulish (incorporated herein by reference to the Company's Annual report on Form 10-KSB for the year ended December 31, 1997)

10.15 Stock Option Agreement dated April 17, 1997 between the Company and Jeffrey A. Montgomery (incorporated herein by reference to the Company's Annual report on Form 10-KSB for the year ended December 31, 1997)

10.16 Employment Agreement dated as of October 1996 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.17 Stock Option Agreement dated as of October 1996 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.18 Amendment dated December 19, 1997 to Employment Agreement dated as of October 1996 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.19 Stock Option Agreement dated December 19, 1997 between the Company and Charles Day (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.20 Stock Option Agreement dated February 27, 1998 between the Company and Don Gold (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.21 Warrant Agreement dated March 23, 1998 between the Company and Anthony J. Scotti, Michael S. Hope and Leonard Breijo (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.22 Stock Option Agreement Director dated April 13, 1998 between the Company and Gary M. Gray (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.23 Stock Option Agreement Services dated April 13, 1998 between the Company and Anthony J. Scotti (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.24 Stock Option Agreement Services dated April 13, 1998 between the Company and Michael S. Hope (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.25 Stock Option Agreement Services dated April 13, 1998 between the Company and Leonard Breijo (incorporated herein by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 1998)

10.26 Stock Purchase Agreement dated as of April 7, 1999 by and among the Company, Michael R. Burns, Roger A. Burlage, Ken Slutsky and The Kushner-Locke Company (incorporated by reference to Exhibit 10.1 of the Company's Form 8-K dated April 26, 1999)

10.27      Warrant Agreement dated as of April 26, 1999 among the Company, Roger
           A. Burlage, Michael R. Burns, The Kushner-Locke Company, Al Checchi and Ken Slutsky (incorporated by reference to Exhibit 10.2 of the Company's Form 8-K dated April 26, 1999)

10.28 Registration Rights Agreement dated as of April 26, 1999 by and among the Company, The Kushner-Locke Company, Roger A. Burlage, Michael R. Burns, Al Checchi and Ken Slutsky (incorporated by reference to
           Exhibit 10.3 of the Company's Form 8-K dated April 26, 1999)

10.29 Registration Rights Agreement dated as of April 26, 1999 by and between The Kushner-Locke Company and the Company (incorporated by reference to Exhibit 10.4 of the Company's Form 8-K dated April 26,
           1999)

10.30 Employment Agreement dated as of April 5, 1999 by and between the Company and Roger A. Burlage (incorporated by reference to Exhibit
           10.5 of the Company's Form 8-K dated April 26, 1999)

10.31 Employment Agreement dated as of April 26, 1999 between the Company and Ronald B. Cushey (incorporated by reference to Exhibit 10.61 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)

10.32 Employment Agreement dated as of April 26, 1999 between the Company and Eric S. Mischel (incorporated by reference to Exhibit 10.62 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)

10.33 Warrant Agreement dated as of June 30, 1999 between the Company and Paul Guez (incorporated by reference to Exhibit 10.64 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)

10.34 Registration Rights Agreement dated as of June 30, 1999 by and between the Company and Paul Guez (incorporated by reference to Exhibit 10.65 of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 1999)

10.35 Employment Agreement dated as of October 4, 1999 between the Company and Glenn Weisberger (incorporated by reference to Exhibit 10.66 of the Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 1999)

10.36      [INTENTIONALLY LEFT BLANK.]

10.37 Settlement and Mutual Release Agreement dated as of March 13, 2000 among the Company and Dorothy Oriolo, Donald Oriolo, Joan Gersh and Joseph Donald Oriolo (incorporated by reference to Exhibit 10.73 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999)

10.38 Lease Agreement dated September 22, 1999 between the Company and Douglas Emmett Realty Fund 1997, a California limited partnership (incorporated by reference to Exhibit 10.76 of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999)

10.39 Employment Agreement dated as of April 1, 2000, by and among The Harvey Entertainment Company, Pepin/Merhi Entertainment Group, Inc., and George Shamieh (incorporated by reference to Exhibit 10.77 of the Company's Form 8-K dated April 14, 2000)

10.40 Lease Agreement dated as of April 1, 2000, by and between Pepin/Merhi Entertainment Group, Inc. and Pepin Merhi Shamieh, LLC (incorporated by reference to Exhibit 10.78 of the Company's Form 8-K dated April 14, 2000)

10.41 Sale and Assignment Agreement dated as of April 3, 2000, by and among Inferno Acquisition Corp., Imperial Bank, and Natexis Banque (incorporated by reference to Exhibit 10.79 of the Company's Form 8-K dated April 14, 2000)

10.42 Loan and Security Agreement dated as of April 3, 2000, by and among Inferno Acquisition Corp., Imperial Bank and Natexis Banque (incorporated by reference to Exhibit 10.80 of the Company's Form 8-K dated April 14, 2000)

10.43 Continuing Guaranty dated as of April 3, 2000, by The Harvey Entertainment Company in favor of Imperial Bank and Natexis Banque (incorporated by reference to Exhibit 10.81 of the Company's Form 8-K dated April 14, 2000)

10.44 Credit, Security, Guaranty and Pledge Agreement dated as of April 3, 2000 among the Company, the other Borrowers referred to therein, the Guarantors referred to therein, the Lenders referred to therein and The Chase Manhattan Bank as Administrative Agent and Issuing Bank (incorporated by reference to Exhibit 10.82 of the Company's
           Quarterly  Report on Form  10-QSB  for the  quarter  ended  March 31,
           2000.)

10.45      [INTENTIONALLY LEFT BLANK.]

10.46      [INTENTIONALLY LEFT BLANK.]

10.47 Settlement agreement dated May 24, 2000, by and among The Harvey Entertainment Company and Ronald B. Cushey (incorporated by reference to Exhibit 10.85 of the Company's Form 10-KSB dated April 16, 2001)

10.48 Amendment to employment agreement dated January 1, 2001, by and among The Harvey Entertainment Company and Glenn R. Weisberger
           (incorporated by reference to Exhibit 10.86 of the Company's Form 10-KSB dated April 16, 2001)

10.49 Settlement agreement dated December 15, 2000, by and among The Harvey Entertainment Company and Eric S. Mischel (incorporated by reference to Exhibit 10.87 of the Company's Form 10-KSB dated April 16, 2001)

10.50 Agency Agreement dated February 1, 2001, by and among The Harvey Entertainment Company and Cinetel Films, Inc. (incorporated by reference to Exhibit 10.88 of the Company's Form 10-KSB dated April 16, 2001)

10.51 Agency Agreement dated May 2, 2000, by and among The Harvey Entertainment Company and Hearst Entertainment (incorporated by reference to Exhibit 10.89 of the Company's Form 10-KSB dated April 16, 2001)

10.52 Securities Purchase Agreement dated July 2, 2001 by and among Sunland Entertainment, Inc. and SHO Investments, LLC (incorporation by reference to Exhibit 10.52 of the Company's Form 10-KSB for the year ended December 31, 2001)

16 Letter of Deloitte & Touche LLP re: change in certifying accountant (incorporated by reference to Exhibit 16 of the Company's Form 8-K dated June 25, 1999)

21 List of subsidiaries of Company (incorporated herein by reference to Exhibit 22 of Company's Registration Statement No. 33-63363-LA)

24.1       Power  of  Attorney  (included  on the  signature  page to this  Form
           10-KSB).

99.1 Certification of the Company's Chief Executive Officer, pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.1 Certification of the Company's Chief Financial Officer, pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


ITEM 14.   CONTROLS AND PROCEDURES

     Within 90 days prior to the filing of this report, members of the Company's management, including the Company's Chief Executive Officer, Roger Burlage, and Chief Financial Officer, Gary Freeman, evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, Mr. Burlage and Mr. Freeman believe that, as of the date of the evaluation, the Company's disclosure controls and procedures are effective in making known to them material information relating to the Company (including its consolidated subsidiaries) required to be included in this report.

     Disclosure controls and procedures, no matter how well designed and implemented, can provide only reasonable assurance of achieving an entity's disclosure objectives. The likelihood of achieving such objectives is affected by limitations inherent in disclosure controls and procedures. These include the fact that human judgment in decision-making can be faulty and that breakdowns in internal control can occur because of human failures such as simple errors or mistakes or intentional circumvention of the established process.

     There were no significant changes in the Company's internal controls or in other factors that could significantly affect these internal controls, known to Mr. Burlage or Mr. Freeman, after the date of the most recent evaluation.

                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the Issuer has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sunland  Entertainment Company, Inc.


Date: July 11, 2003                       By:        /S/   Gary Freeman
                                               ---------------------------------
                                               NAME:  GARY FREEMAN
                                               TITLE: CO-PRESIDENT AND CHIEF
                                                      FINANCIAL OFFICER
                                                      (PRINCIPAL EXECUTIVE
                                                      OFFICER, AND PRINCIPAL
                                                      FINANCIAL AND ACCOUNTING
                                                      OFFICER)




     In accordance with the Exchange Act, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated:

       SIGNATURE                       TITLE                           DATE
       ---------                       -----                           ----

          *                           Director                     July 11, 2003
-------------------------
     Roger Burlage


/s/   GARY FREEMAN            Co-President and Chief Financial     July 11, 2003
-------------------------     Officer (Principal Executive
      Gary Freeman            Officer, and Principal Financial
                              and Accounting Officer)

          *                           Director                     July 11, 2003
-------------------------
     William Dallas


          *                           Director                     July 11, 2003
-------------------------
  Michael S. Doherty


          *                           Director                     July 11, 2003
-------------------------
     Gary M. Gray


          *                           Director                     July 11, 2003
-------------------------
       Paul Guez


*  BY:  /s/ Gary Freeman
        --------------------------
        Gary Freeman
        As Attorney-In-Fact

                    Certification of Co-President Pursuant to
                 Securities Exchange Act Rules 13a-14 and 15d-14
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

I, David Weiner, certify that:

         1. I have reviewed this amended annual report on Form 10-KSB/A of Sunland Entertainment Co., Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  b)  any  fraud,   whether  or  not  material,   that  involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.



Date:    July 11, 2003
                                /s/ David Weiner
                                ---------------------
                                  David Weiner
                                  Co-President

                        Certification of CFO Pursuant to
                 Securities Exchange Act Rules 13a-14 and 15d-14
                             as Adopted Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

I, Gary Freeman, certify that:


         1. I have reviewed this amended annual report on Form 10-KSB/A of Sunland Entertainment Co., Inc.;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  b)  any  fraud,   whether  or  not  material,   that  involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date:    July 11, 2003
                                  /s/ Gary Freeman
                                  -------------------------
                                  Gary Freeman
                                  Co-President, Chief Financial Officer and
                                  Corporate Secretary

ITEM 7.    FINANCIAL STATEMENTS

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES

                                TABLE OF CONTENTS


                                                                        PAGE
                                                                        ----


REPORTS OF INDEPENDENT ACCOUNTANTS                                   F-2 to F-3

CONSOLIDATED FINANCIAL STATEMENTS AS OF AND FOR
   THE YEARS ENDED DECEMBER 31, 2002 AND 2001

Consolidated Balance Sheets                                          F-4 to F-5

Consolidated Statements of Operations                                       F-6

Consolidated Statements of Stockholders' Equity                             F-7

Consolidated Statements of Cash Flows                                F-8 to F-9

Notes to Consolidated Financial Statements                         F-10 to F-21

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Sunland Entertainment Co., Inc.
Los Angeles, CA

We have audited the consolidated balance sheet of Sunland Entertainment Co, Inc. and subsidiaries as of December 31, 2001 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sunland Entertainment Co., Inc. and subsidiaries as of December 31, 2001 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



SINGER LEWAK GREENBAUM & GOLDSTEIN LLP

Los Angeles, California
July 8, 2003

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Sunland Entertainment Co., Inc
Los Angeles, CA

     We have audited the accompanying consolidated balance sheet of Sunland Entertainment Co. and subsidiaries as of December 31, 2002 and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Sunland Entertainment Co. and subsidiaries as of December 31, 2002 and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.





Singer Lewak Greenbaum & Goldstein LLP

Los Angeles, California
March 12, 2003, except for Note 1,
as to which the date
is April 10, 2003

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                       YEARS ENDED DECEMBER 31,
                                                      --------------------------
                                                         2002           2001
                                                      -----------    -----------
ASSETS
     Cash and cash equivalents ...................    $ 1,976,000    $ 2,043,000
     Marketable securities .......................           --            5,000
     Accounts receivable, net of allowance
       for doubtful accounts of $720,000 and
       $907,000 in 2002 and 2001, respectively
       and net of a returns reserve of
       $39,000 and $111,000 in 2002 and 2001,
       respectively ..............................           --             --
     Prepaid expenses and other assets ...........        520,000        696,000
     Income tax receivable .......................          7,000        590,000
     Film inventory, net of accumulated
       amortization of $14,389,000 and
       $12,477,000 in 2002 and 2001,
       respectively ..............................           --             --
     Fixed assets, net of accumulated
       depreciation of $1,106,000 and
       $994,000 in 2002 and 2001,
       respectively ..............................         86,000        289,000
     Goodwill, net of accumulated amortization
       of $4,537,000 and $1,676,000 in 2002
       and 2001, respectively ....................           --        2,861,000
     Net assets from discontinued operations .....      3,781,000      7,458,000
                                                      -----------    -----------
TOTAL ASSETS .....................................    $ 6,370,000    $13,942,000
                                                      -----------    -----------


          See accompanying notes to consolidated financial statements.

                                   (Continued)

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                       2002            2001
                                                   ------------    ------------

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
   Accounts payable and accrued expenses .......   $    423,000    $    856,000
   Participations and residuals payable ........           --              --
   Deferred revenue ............................           --              --
                                                   ------------    ------------
TOTAL LIABILITIES ..............................        423,000         856,000
                                                   ------------    ------------
COMMITMENTS AND CONTINGENCIES

   Series A Convertible Preferred Stock,
   $1,000 stated value, 75,000 shares
   authorized, 5,200 and 4,800 shares
   issued and outstanding at December
   31, 2002 and December 31, 2001,
   respectively, liquidation preference
   of $5,186,000 and $4,838,000 at
   December 31, 2002 and December 31, 2001,
   respectively ................................      4,326,000       3,978,000
                                                   ------------    ------------
STOCKHOLDERS' EQUITY:

   Preferred stock, $10 par value, 675,000
   shares authorized (30,000 shares
   designated as Series A Convertible
   Preferred Stock and 30,000 shares
   designated as Series B Convertible
   Preferred Stock) ............................           --              --

   Series B Convertible Preferred Stock,
   $1,000 stated value, 250,000 shares
   authorized, 12,200 and 11,400 shares
   issued and outstanding at December
   31, 2002 and December 31, 2001,
   respectively, liquidation preference
   of $12,235,000 and $11,415,000 at
   December 31, 2002 and December 31, 2001,
   respectively ................................     12,235,000      11,415,000

   Common stock, $.001 par value, 1,500,000
   shares authorized, 455,000 issued and
   outstanding at December 31, 2002 and
   December 31, 2001, respectively .............           --              --

   Additional paid in capital ..................     26,459,000      26,459,000
   Accumulated deficit .........................    (37,073,000)    (28,766,000)
                                                   ------------    ------------
           Total stockholders' equity ..........      1,621,000       9,108,000
                                                   ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .....   $  6,370,000    $ 13,942,000
                                                   ------------    ------------


          See accompanying notes to consolidated financial statements.

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                         TWELVE MONTHS ENDED
                                                             DECEMBER 31,
                                                     --------------------------
                                                         2002          2001
                                                     -----------    -----------
OPERATING EXPENSES
   Selling, general and administrative expenses ..   $ 1,460,000    $ 2,645,000
   Depreciation and amortization .................       112,000        151,000
                                                     -----------    -----------
           Total operating expenses ..............     1,572,000      2,796,000
LOSS FROM OPERATIONS .............................    (1,572,000)    (2,796,000)
Loss on impairment of marketable securities ......        (5,000)       (26,000)
Interest income/(expense), net ...................       139,000           --
Other income .....................................       551,000        545,000
                                                     -----------    -----------
LOSS BEFORE INCOME TAXES, EXTRAORDINARY ITEM,
CUMULATIVE EFFECT OF ACCOUNTING PRINCIPLE
CHANGES AND DISCONTINUED OPERATIONS ..............      (887,000)    (2,277,000)

Income Taxes .....................................          --             --
LOSS BEFORE EXTRAORDINARY ITEM, CUMULATIVE
   EFFECT OF ACCOUNTING PRINCIPLE CHANGES AND
   DISCONTINUED OPERATIONS .......................      (887,000)    (2,277,000)
Extraordinary gain ...............................          --          293,000
Cumulative effect of accounting changes ..........    (2,861,000)      (628,000)
                                                     -----------    -----------
LOSS FROM CONTINUING OPERATIONS ..................    (3,748,000)    (2,612,000)
Income (Loss) from discontinued operations .......    (3,391,000)     1,160,000
                                                     -----------    -----------
NET LOSS .........................................    (7,139,000)    (1,452,000)
Preferred stock dividends ........................    (1,168,000)    (1,304,000)
Excess of carrying amount of Series A and
   Series B convertible preferred stock and
   warrants over fair value transferred to
   shareholders ..................................          --        6,579,000
Excess of fair value of Series B convertible
   preferred stock issued less the carrying
   amount of Series A convertible preferred
   stock redeemed and the associated beneficial
   conversion feature on Series A convertible
   preferred stock redeemed ......................          --         (469,000)
                                                     -----------    -----------
NET INCOME/(LOSS) APPLICABLE TO COMMON
   STOCKHOLDERS ..................................   $(8,307,000)   $ 3,354,000
                                                     -----------    -----------
LOSS PER SHARE OF COMMON STOCK BEFORE
   EXTRAORDINARY GAIN, CUMULATIVE EFFECT
   OF ACCOUNTING PRINCIPLE CHANGES AND
   DISCONTINUED OPERATIONS--Basic and diluted ....   $     (1.95)   $     (5.00)
Extraordinary gain ...............................          --             0.64
Cumulative effect of accounting changes ..........         (6.29)         (1.38)
Discontinued operations ..........................         (7.45)          2.55
Preferred stock dividends ........................         (2.57)         (2.87)
Preferred stock and warrant redemption ...........          --            14.46
Beneficial conversion feature ....................          --            (1.03)
                                                     -----------    -----------
NET INCOME/(LOSS) PER SHARE OF COMMON STOCK--
   Basic and diluted .............................   $    (18.26)   $      7.37
                                                     -----------    -----------
WEIGHTED AVERAGE SHARES OUTSTANDING--
   Basic and diluted .............................       455,000        455,000
                                                     -----------    -----------

          See accompanying notes to consolidated financial statements.

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

                                     SERIES B
                                    PREFERRED             COMMON STOCK
                              ---------------------   ----------------------
                                                                                ADDITIONAL
                                                                                 PAID IN
                              SHARES       AMOUNT      SHARES      AMOUNT        CAPITAL        DEFICIT          TOTAL
                              ------   ------------   -------   ------------   -----------   -------------    ------------
BALANCE, DECEMBER 31, 2000     8,911   $  8,911,000   455,000   $     0        $27,878,000   $ (32,119,000)   $  4,670,000
Issuance of warrants
Issuance of common
  stock
Conversion of preferred
  stock                        7,478      7,478,000                               (738,000)                      6,740,000
Stock dividends declared         784        784,000                                             (1,304,000)       (519,000)
Excess on fair value of
  conversion                                                                                      (470,000)       (470,000)
Stock Repurchase              (5,758)    (5,758,000)                              (681,000)      6,579,000         140,000
     Net loss                                                                                   (1,452,000)     (1,452,000)
                              ------   ------------   -------   ------------   -----------   -------------    ------------
BALANCE, DECEMBER 31, 2001    11,415     11,415,000   455,000         0         26,459,000     (28,766,000)      9,108,000
Stock dividends declared         820        820,000                                             (1,168,000)       (348,000)
     Net loss                                                                                   (7,139,000)     (7,139,000)
                              ------   ------------   -------   ------------   -----------   -------------    ------------
BALANCE, DECEMBER 31, 2002    12,235   $ 12,235,000   455,000   $     0        $26,459,000   $ (37,073,000)      1,621,000
                              ------   ------------   -------   ------------   -----------   -------------    ------------


          See accompanying notes to consolidated financial statements.

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                     YEARS ENDED DECEMBER 31,
                                                   ----------------------------
                                                       2002            2001
                                                   ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Loss before extraordinary item,
   cumulative effect of accounting
   principle changes and discontinued
   operations ..................................   $   (887,000)   $ (2,277,000)
Adjustments to reconcile loss before
   extraordinary gain, cumulative
   effect of accounting principle
   changes and discontinued operations
   to net cash provided by/(used in)
   operating activities:
     Depreciation and amortization .............        112,000         151,000
     Changes in operating assets and
        liabilities, net of effects from
        acquisition/disposition of business:
     Marketable securities .....................          5,000          21,000
     Prepaid expenses and other assets .........        176,000         (99,000)
     Income taxes receivable ...................        583,000         (50,000)
     Accounts payable and accrued expenses .....       (433,000)     (1,773,000)
                                                   ------------    ------------
           Net cash provided by/(used in)
              continuing operations ............       (444,000)     (4,027,000)
           Net cash provided by/(used in)
              discontinued operations ..........        377,000       6,882,000
                                                   ------------    ------------
           Net cash provided by/(used in)
              operating activities .............        (67,000)      2,855,000
                                                   ------------    ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Expenditures for fixed assets .............           --           (14,000)
     Net proceeds from divesture ...............           --        16,089,000
                                                   ------------    ------------
           Net cash provided by/(used in)
              investing activities .............           --        16,075,000
                                                   ------------    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Repayment of bank loans ...................           --       (17,975,000)
     Purchase of preferred stock ...............           --          (500,000)
                                                   ------------    ------------
           Net cash (used in)/provided by
              financing activities .............           --       (18,475,000)
                                                   ------------    ------------
NET INCREASE/(DECREASE) IN CASH AND CASH
   EQUIVALENTS .................................        (67,000)        455,000
CASH AND CASH EQUIVALENTS, Beginning of
   period ......................................      2,043,000       1,588,000
                                                   ------------    ------------
CASH AND CASH EQUIVALENTS, End of period .......   $  1,976,000    $  2,043,000
                                                   ------------    ------------


          See accompanying notes to consolidated financial statements.

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                     --------------------------
                                                         2002           2001
                                                     -----------    -----------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash received/(paid) during the period for:
           Interest ..............................   $   139,000    $(1,172,000)
           Income taxes ..........................   $    (6,800)   $   (46,000)


NON-CASH FINANCING ACTIVITY:

     See Notes 2 and 6 for disclosure of non-cash financing activities.

                SUNLAND ENTERTAINMENT CO., INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2002 AND 2001

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BACKGROUND AND OPERATIONS --Sunland Entertainment Co., Inc. ("Sunland"), together with its subsidiaries Sunland Entertainment, Inc. and Pepin/Merhi Entertainment Group, Inc. (collectively, (the "Company")), is incorporated in the state of Delaware and is primarily engaged in the exploitation of motion picture product and related intellectual property. In April 2000, the Company acquired Pepin/Merhi Entertainment Group, Inc. ("PM Entertainment"), a producer and distributor of motion picture product. In March 2001, the Company signed an Asset Purchase and Sale Agreement, which was later amended, for the sale of substantially all of the assets, properties and rights of the Harvey Classic Characters owned by the Company to Classic Media, LLC ("Classic Media"). The purchase price of $17,000,000 plus the assumption of certain liabilities was paid in cash at closing, which occurred in June 2001. In connection with the sale, the Company changed its name to "Sunland Entertainment Co., Inc." Through the Company's subsidiary, PM Entertainment, the Company has continued its exploitation of motion picture product and related intellectual property by increasing its presence in foreign markets. Due to depressed market conditions, the Company has decided not to finance new film product. The Company will continue to operate as a scaled-back business focusing on sales of existing PM Entertainment library. Although the Company previously engaged Houlihan Lokey Howard & Zukin, or "Houlihan," to explore strategic alternatives that may have been available to the Company following the completion of its transaction with Classic Media, the Company terminated its agreement with Houlihan in February of 2002 due to Houlihan being unable to provide any potential internal or external alternatives that met with the approval of the Company's Board of Directors. The Company intends to continue exploring its various strategic alternatives, including the acquisition of additional assets, or a merger or sale of the Company, or its assets.

     On April 10, 2003, the Company and PM Entertainment entered into an Asset Purchase Agreement with Film Library Acquisition Corp. ("Purchaser") for the sale of our remaining principal asset, PM's film library (the "PM Entertainment Library"), for $6,000,000 in cash and the assumption by the Purchaser of all of the operating expenses associated with the film library (the "Purchase Price"). The transaction is subject to shareholder approval, and we expect to close by the end of June 2003. In addition, $750,000 of the Purchase Price will be placed in an escrow at Closing and for a period of two years following the Closing, these funds will be subject to potential claims by the Purchaser against us for breaches of representations and warranties contained in the agreement. The agreement establishes a cut-off date (the "Cut-Off Date") for the operation of the PM Entertainment Library for the benefit of the Company as of January 31, 2003, and as such, upon the Closing of the transaction, Purchaser will be entitled to receive and accrue the revenues and cash flow from the business, net of all direct expenses of the film library and a portion of our fixed expenses, in each case incurred from February 1, 2003 until the Closing.

     The following summarizes the assets sold and the liabilities assumed as of December 31, 2002 and 2001, prior to closing under the Asset Purchase Agreement:

                                                       2002                                               2001
                                  ----------------------------------------------      ----------------------------------------------
                                                  PROPOSED SALE    SUBSEQUENT TO                      PROPOSED SALE    SUBSEQUENT TO
                                 PRIOR TO SALE     TRANSACTION     PROPOSED SALE     PRIOR TO SALE     TRANSACTION     PROPOSED SALE
                                  -----------      -----------       -----------      -----------      -----------       -----------
Cash .......................      $ 1,976,000      $      --         $ 1,976,000      $ 2,043,000      $      --         $ 2,043,000
Marketable securities ......             --               --                --              5,000             --               5,000
Accounts receivable ........        1,471,000       (1,471,000)             --          4,544,000       (4,544,000)             --
Prepaid expenses and
   other assets ............          520,000             --             520,000          696,000             --             696,000
Income tax receivable ......            7,000             --               7,000          590,000             --             590,000
Film Inventory .............        2,748,000       (2,748,000)             --          4,660,000       (4,660,000)             --
Fixed assets (net) .........           86,000             --              86,000          289,000             --             289,000
                                  -----------      -----------       -----------      -----------      -----------       -----------
Goodwill                                 --               --                --          2,861,000             --           2,861,000
                                  -----------      -----------       -----------      -----------      -----------
Total assets ...............        6,808,000       (4,219,000)        2,589,000       15,688,000       (9,204,000)        6,484,000
                                  -----------      -----------       -----------      -----------      -----------       -----------
Accounts payable and
   accruals ................          423,000             --             423,000          856,000             --             856,000
Participations and
   residuals ...............          339,000         (339,000)             --          1,623,000       (1,623,000)             --
Deferred revenues ..........           99,000          (99,000)             --            123,000         (123,000)             --
                                  -----------      -----------       -----------      -----------      -----------       -----------
Total liabilities ..........          861,000         (438,000)          423,000        2,602,000       (1,746,000)          856,000
                                  -----------      -----------       -----------      -----------      -----------       -----------
Net assets .................      $ 5,947,000      $(3,781,000)      $ 2,166,000      $13,086,000      $(7,458,000)      $ 5,628,000
                                  ===========      ===========       ===========      ===========      ===========       ===========

     Included in the income/(loss) from discontinued operations for the twelve months ended December 31, 2002 and 2001, are revenues of $1,119,000 and $11,441,000, respectively, and income/(loss) from discontinued operations of $(3,391,000) and $1,160,000, respectively.

     The PM Entertainment Library currently represents substantially all of our assets and most of our liabilities, other than our fixed operating expenses. Thus, as a result of this transaction, after the Closing we will have no continuing business operations. Consequently, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     We intend to utilize the proceeds from the sale of the PM Entertainment Library for the possible acquisition of other businesses as opportunities arise. Although we are actively considering a number of potential acquisition opportunities, we have not entered into any definitive agreement with respect to any specific future acquisitions. However, we do not intend to purchase another film library or to search within any specific kind of industry or business, and may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. Therefore, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     There are certain unidentified risks that cannot be adequately expressed prior to the identification of a specific business opportunity. There can be no assurance following consummation of any acquisition or merger that the business venture will develop into a going concern or, if the business is already operating, that it will continue to operate successfully. Many potential business opportunities available to the Company may involve new and untested products, processes or market strategies which may not ultimately prove successful. Please see the section entitled "Risks Related to the Sale of the PM Entertainment Library and Our Future Operations."

     Pending their ultimate application, the net proceeds from the sale of the PM Entertainment Library will be used for general corporate purposes, and will be invested in high quality, short term, interest bearing investments and deposit accounts. Depending upon the nature of any potential future acquisition and the requirement of any use of the proceeds therefore, we may also in the future consider distributing any excess proceeds to our Preferred Stockholders as a distribution. If the Company does not successfully complete the sale of the PM Entertainment library, the Company will continue to operate as a scaled-back business focusing on the sales of that library.

     Whether or not the Company successfully completes the sale of the PM Entertainment library, the Company intends to continue exploring its various strategic alternatives, including the acquisition of additional assets, or a merger or sale of the Company, or its assets. The Company does not intend to limit its search to any specific kind of industry or business. It may investigate and ultimately acquire a venture that is in its preliminary or development stage, is already in operation, or in various stages of its corporate existence and development. A potential venture might need additional capital or merely desire to have its shares publicly traded.

     GOING CONCERN -- The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations since its inception and has an accumulated deficit of $37,073,000 at December 31, 2002.

     The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might be necessary should the Company be unable to continue its existence. The recovery of the Company's assets is dependent upon continued operations of the Company.

     In addition, the Company's recovery is dependent upon future events, the outcome of which is indeterminable. The Company intends to continue exploring its various strategic alternatives, including the acquisition of additional assets, or a merger or sale of the Company, or its assets.

     REINCORPORATION TO DELAWARE AND REVERSE STOCK-SPLIT-- On June 27, 2002, a special meeting of shareholders was held at the Company's offices, where the proposal to change Sunland's state of incorporation from California to Delaware and enact a ten-for-one reverse split of the Company's common and preferred stock were approved. The Company subsequently changed its stock symbol to SLDE effective August 9, 2002. The effect of this stock split was reflected in the financial statements retroactively as if the stock split occurred at the beginning of the earliest period reported.

     BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION --The consolidated financial statements reflect the financial position, results of operations and cash flows of the Company and its wholly owned subsidiaries. The Company has elected to present an unclassified balance sheet. All significant intercompany accounts and transactions have been eliminated on consolidation.

     CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLES-- On June 12, 2000, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 00-2 "Accounting by Producers or Distributors of Films" ("SOP 00-2"). SOP 00-2 establishes new film accounting standards, including changes in revenue recognition and accounting for advertising, development and overhead costs. Effective January 1, 2001, the Company adopted SOP 00-2, and as a result, recorded a one-time, non-cash charge of $628,000, or $0.14 per share. This charge has been reflected in the Company's Consolidated Statement of Operations as a cumulative effect of accounting change, effective January 1, 2001. The adoption of SOP 00-2 did not have a material impact on the Company's current and future years' revenues and operating results.

     During the second quarter of 2002, in accordance with SFAS No. 142, the Company determined that its goodwill was impaired. As a result, a one-time, non-cash charge of $2,861,000 was recorded to write-off the remaining balance of goodwill on the Company's balance sheet. In accordance with the transitional guidance of SFAS No.142, the charge is reflected in the Company's Consolidated Statement of Operations as a cumulative effect of accounting principle change.

     USE OF ESTIMATES --The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     CASH AND CASH EQUIVALENTS --The Company considers investments with original maturities of 90 days or less to be cash equivalents.

     FILM COSTS-- The Company accounts for film costs in accordance with SOP 00-2. Film inventory is stated at the lower of cost, net of accumulated amortization, or estimated net realizable value. Film inventory consists of direct production costs, production overhead and capitalized interest.

     Amortization is determined using the individual film forecast method, whereby costs accumulated in the development and production of a film are amortized in the proportion that the current gross revenue bears to management's estimate of the remaining total gross revenues expected to be derived from all sources. Revenue estimates on a film-by-film basis are reviewed periodically by management and are revised, if warranted, based on management's appraisal of current market conditions. Where applicable, unamortized inventory is written down to net realizable value using a discounted cash flows model based on this appraisal.

     Included in film inventory are development costs, which represents expenditures directly attributable to projects, which are incurred prior to their production. Such inventory items are capitalized and, upon commencement of production, are charged to the production. Development costs not charged to the production are written off when the project is abandoned or when more than three years has passed from the first expenditure.

     Estimated liabilities for participations and residuals are amortized in the same manner as film inventory costs. Based on management's estimate, $305,000 of the accrued participations and residuals at December 31, 2002 will be paid during the year ending December 31, 2003.

     FIXED ASSETS --Fixed assets are stated at cost and are depreciated using the straight-line method over three to ten year estimated lives. Leasehold improvements are amortized over the shorter of the lease term or the estimated life of the improvement.

     GOODWILL --Goodwill represents the excess of the consideration paid for PM Entertainment in 2000 over the estimated fair value of net assets acquired. In 2001, the Company reduced the useful life of goodwill from ten years to a remaining period of three years commencing from January 2001. The decision to reduce the useful life on goodwill related to the PM Entertainment acquisition was made due to a change in the Company's business plan, resulting from a change in economic conditions occurring subsequent to the acquisition of PM Entertainment, not to finance new product and to operate as a scaled-back business focusing on sales of the PM Entertainment library.

     During the second quarter of 2002, in accordance with SFAS No. 142, the Company determined that its goodwill was impaired due to its continued historical and forecasted future losses as a result of the changing economic conditions in the entertainment industry. As a result, a one-time, non-cash charge of $2,861,000 was recorded to write-off the remaining balance of goodwill on the Company's balance sheet. In accordance with the transitional guidance of SFAS No.142, the charge is reflected in the Company's Consolidated Statement of Operations as a cumulative effect of accounting principle change.

     REVENUE RECOGNITION --Revenue is recognized in accordance with the provisions of SOP 00-2. The majority of the Company's licensing agreements for motion picture product and related merchandising call for nonrefundable guaranteed fees, which are recognized as revenue when the license period begins, provided certain other conditions have been met pursuant to the criteria specified in SOP 00-2. Additional revenues in excess of non-refundable guaranteed fees are recognized when earned based on receipt of royalty statements. Payments received under licensing agreements for which the product is not yet available are recorded as deferred revenue.

     The Company recognizes revenue related to sales of motion picture product on videocassette and Digital Video Disk upon shipment of the product. At the time it recognizes the revenue, the Company estimates returns and records a corresponding reduction of revenue.

     CONCENTRATION OF CREDIT RISK --Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash and cash equivalents and accounts receivable. The Company maintains its cash and cash equivalents with high credit quality financial institutions; at times, such balances with any one financial institution may exceed FDIC insured limits. Concentration of credit risk associated with accounts receivable is limited due to the large number of customers, as well as their dispersion across geographic areas. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. Although the Company has a diversified customer base, a substantial portion of its debtors' ability to honor their contracts is dependent upon financial conditions in the filmed entertainment industry. Currently, 55% of the Company's receivables are derived from a single foreign licensee in South America.

     INCOME TAXES --The Company records income taxes in accordance with the provisions of SFAS No. 109, "Accounting for Income Taxes." The standard requires, among other provisions, an asset and liability approach to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. Valuation allowances are provided if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

     STOCK-BASED COMPENSATION-- The Company accounts for stock-based employee compensation arrangements in accordance with the provisions of Accounting Principles Board ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations and complies with the disclosure requirements of Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation." Under APB No. 25, compensation cost, if any, is recognized over the respective vesting period based on the difference, if any, on the date of grant, between the fair value of the Company's common stock and the grant price. The Company accounts for stock issued to non-employees in accordance with the provisions of SFAS No. 123 and EITF 96-18, "Accounting for Equity Instruments that are issued to other than Employees for Acquiring, or in Conjunction with Selling, Goods or Services."

     NET INCOME (LOSS) PER SHARE --The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share," and Securities and Exchange Commission Staff Accounting Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic and diluted net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. Common equivalent shares related to stock options, warrants and convertible preferred stock have been excluded from the computation because their effect is anti-dilutive.

     FINANCIAL INSTRUMENTS --In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." In June 1999, the FASB delayed the effective date of the standard, which is now effective for the Company's fiscal year beginning January 1, 2001. If the Company enters into derivative transactions in the future, SFAS No. 133 will require the Company to record all derivatives on its balance sheet at fair value. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, or deferred and recorded as a component of accumulated other comprehensive income until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative's change in fair value will be immediately recognized in earnings. The impact of SFAS No. 133 on the Company's financial statements will depend on a variety of factors, including the extent of the Company's future hedging activities, the types of hedging instruments used and the effectiveness of such instruments. There was no impact of adopting SFAS No. 133 on the Company's financial statements.

     The Company's financial instruments consist of cash and cash equivalents, marketable securities classified as available for sale, accounts receivable, accounts payable, accrued expenses and notes payable. The carrying values of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses and notes payable are representative of their fair values due to their short-term maturities. Marketable securities classified as available for sale are stated at fair value in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

     NEW ACCOUNTING GUIDANCE -- In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 updates, clarifies, and simplifies existing accounting pronouncements. This statement rescinds SFAS No. 4, which required all gains and losses from extinguishment of debt to be aggregated and, if material, classified as an extraordinary item, net of related income tax effect. As a result, the criteria in APB No. 30 will now be used to classify those gains and losses. SFAS No. 64 amended SFAS No. 4 and is no longer necessary as SFAS No. 4 has been rescinded. SFAS No. 44 has been rescinded as it is no longer necessary. SFAS No. 145 amends SFAS No. 13 to require that certain lease modifications that have economic effects similar to sale-leaseback transactions be accounted for in the same manner as sale-lease transactions. This statement also makes technical corrections to existing pronouncements. The Company does not expect adoption of SFAS No. 145 to have a material impact, if any, on its financial position or results of operations.

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." This statement addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies Emerging Issues Task Force ("EITF") Issue No. 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)." This statement requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF Issue 94-3, a liability for an exit cost, as defined, was recognized at the date of an entity's commitment to an exit plan. The provisions of this statement are effective for exit or disposal activities that are initiated after December 31, 2002 with earlier application encouraged. The Company does not expect adoption of SFAS No. 146 to have a material impact, if any, on its financial position or results of operations.

     In October 2002, the FASB issued SFAS No. 147, "Acquisitions of Certain Financial Institutions." SFAS No. 147 removes the requirement in SFAS No. 72 and Interpretation 9 thereto, to recognize and amortize any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset. This statement requires that those transactions be accounted for in accordance with SFAS No. 141, "Business Combinations," and SFAS No. 142, "Goodwill and Other Intangible Assets." In addition, this statement amends SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," to include certain financial institution-related intangible assets. The Company does not expect adoption of SFAS No. 147 to have a material impact, if any, on its financial position or results of operations.

     In November 2002, the FASB issued FASB Interpretation No. ("FIN") 45, GUARANTOR'S ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING
INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS. FIN 45 requires that upon issuance of a guarantee, the entity (i.e., the guarantor) must recognize a liability for the fair value of the obligation it assumes under that guarantee. FIN 45's provisions for initial recognition and measurement will be effective on a prospective basis to guarantees issued or modified after December 31, 2002. The Company does not expect adoption of FIN 45 to have a material impact, if any, on its financial position or results of operations.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure," an amendment of SFAS No. 123. SFAS No. 148 provides alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require more prominent and more frequent disclosures in financial statements about the effects of stock-based compensation. This statement is effective for financial statements for fiscal years ending after December 15, 2002. SFAS No. 148 will not have any impact on the Company's financial statements as management does not have any intention to change to the fair value method.

2.   ACQUISITION OF PEPIN/MERHI ENTERTAINMENT GROUP, INC.

     In April 2000, the Company acquired 100% of the outstanding shares of PM Entertainment for approximately $6,500,000 in cash, 36,300 common shares of the Company with a fair value of $1,668,000 and a $2,050,000 subordinated note. The acquisition was accounted for under the purchase method of accounting, and accordingly, the results of the acquisition of PM Entertainment are included with the results of the Company from the date of acquisition. The Company acquired net assets with a fair value of $6,100,000. Goodwill of $4,118,000 was amortized on a straight line basis, initially over a ten year period from the acquisition date to a revised period of three years, commencing from January 1, 2001. During the second quarter of 2002, in accordance with SFAS No. 142, the Company determined that its goodwill was impaired. As a result, a one-time, non-cash charge of $2,861,000 was recorded to write-off the remaining balance of goodwill on the Company's balance sheet. In accordance with the transitional guidance of SFAS No. 142, the charge is reflected in the Company's Consolidated Statement of Operations as a cumulative effect of accounting principle change.

3.   MARKETABLE SECURITIES

     During 2000, the Company received approximately 68,000 common shares of Tutornet.com, Inc. ("Tutornet") with a fair value of $500,000 for the licensing of certain character rights for use on Tutornet's website. During 2001, the market value of the securities was approximately $26,000 and a loss impairment of $474,000 was taken as the reduction in value was not deemed temporary. During 2002, the value of the stock decreased further, resulting in the Company writing off the remaining $26,000.

4.   FILM INVENTORY

     Film inventory consists of the following at December 31, 2002 and 2001:

                                                        2002             2001
                                                     ----------       ----------
Films released, net of accumulated
   amortization ..............................       $2,748,000       $4,660,000
Films in development .........................             --               --
                                                     ----------       ----------
Total film inventory .........................       $2,748,000       $4,660,000
                                                     ----------       ----------

     Approximately $1,072,000 of released film inventory is expected to be amortized during the next twelve months. As discussed in Note 1, management plans to operate the Company as a scaled back business while they consider various strategic alternatives. Therefore, the Company estimates that approximately 80% of unamortized costs of released films at December 31, 2002 will be amortized within the next three years.

5.   FIXED ASSETS

     Fixed assets are comprised of the following at December 31, 2002 and 2001.

                                                       2002             2001
                                                   -----------      -----------
Furniture, fixtures, equipment and post
   production equipment ......................     $   715,000      $   806,000
Leasehold improvements .......................         477,000          477,000
                                                   -----------      -----------
                                                     1,192,000        1,283,000
Less accumulated depreciation ................      (1,106,000)        (994,000)
                                                   -----------      -----------
                                                   $    86,000      $   289,000
                                                   -----------      -----------

6.   INCOME TAX

     The income tax (benefit) expense for the years ended December 31, 2002 and 2001 consist of the following:

                                                    2002                2001
                                                -----------         -----------
Current ................................        $      --           $      --
Deferred ...............................          2,427,000             254,000
Valuation allowance ....................         (2,427,000)           (254,000)
                                                -----------         -----------
Provision for income taxes .............        $      --           $      --
                                                -----------         -----------

     Income tax (benefit) expense computed at the statutory federal income tax rate of 34% and the provision for income tax (benefit) expense in the financial statements for the years ended December 31, 2002 and 2001 differ as follows:

                                                       2002             2001
                                                   -----------      -----------
Provision computed at the statutory rate .....     $(2,427,000)     $  (494,000)
Change in valuation allowance ................       2,427,000          254,000
Other ........................................            --            240,000
                                                   -----------      -----------
Income tax provision (benefit) ...............     $      --        $      --
                                                   -----------      -----------

The following are the components of the Company's deferred tax assets and (liabilities) at December 31, 2002 and 2001:

                                                     2002               2001
                                                 ------------      ------------
Federal net operating loss carryforward ....     $  6,622,000      $  4,977,000
State net operating loss carryforward ......        1,229,000           847,000
Accounts receivable ........................          752,000           856,000
Equity based charges .......................          457,000           457,000
Capital loss carryforward ..................        2,328,000         2,328,000
Film inventory .............................        1,453,000         1,453,000
Goodwill ...................................        1,024,000              --
                                                 ------------      ------------
Total deferred tax asset ...................       13,865,000        10,918,000
                                                 ------------      ------------
Film rights ................................       (1,687,000)       (1,687,000)
Deferred state taxes .......................         (498,000)         (498,000)
                                                 ------------      ------------
Total deferred tax liability ...............       (2,185,000)       (2,185,000)
                                                 ------------      ------------
Valuation allowance ........................     $(11,680,000)     $ (8,733,000)
                                                 ------------      ------------
Net deferred tax asset/(liability) .........     $       --        $       --
                                                 ------------      ------------


     At December 31, 2002, the Company has a net operating loss carryforward of approximately $19,400,000 and $14,400,000 for federal and state income tax purposes, respectively. These net operating loss carryforwards begin to expire in 2018 and 2003, respectively. The net operating losses can be carried forward to offset future taxable income, if any. Realization of the above carryforwards may be subject to utilization limitations, which may inhibit the Company's ability to use these carryforwards in the future. At December 31, 2001 realizable income tax benefits from the Company's cumulative tax losses have been reported as an income tax receivable of $590,000.

7.   DEBT

     Effective April 2000, the Company entered into a five year, $25,000,000 revolving credit facility (the "Facility") with The Chase Manhattan Bank (the "Bank") to provide operating funds and a portion of the acquisition financing of the PM Entertainment acquisition. Borrowings under the Facility were limited to $15,000,000 until additional participant lenders were added to the Facility, at which time the borrowings available would have increased, up to a maximum of $25,000,000. Borrowings under the Facility were determined under a borrowing base calculation, which included certain allowable accounts receivable, film and intellectual property rights, and were collateralized by substantially all of the assets of the Company. Upon the closing of the Classic Media transaction, in June 2001, the Company repaid all borrowings under the Facility, the Facility was terminated, and the unamortized deferred financing charges of $1,308,000 were written off.

     The purchase price of PM Entertainment included $2,050,000 subordinated notes payable to stockholders of the Company to be paid over five future quarterly periods. Interest was payable on the notes at a rate of 10% per annum. In June 2001, the Company entered into a settlement agreement on the subordinated notes payable and recognized an extraordinary gain of $293,000.

     In connection with the acquisition of PM Entertainment, the Company purchased from Imperial Bank a loan, collateralized by the right to exploit the motion picture "Inferno". In consideration for acquiring this loan receivable, the

Company paid Imperial Bank $2,000,000 and issued the bank the promissory note in the amount of approximately $4,800,000 pursuant to a Loan and Security Agreement. Interest is payable on the loan at the prime rate and the loan matured on December 31, 2001. The balance outstanding on the loan was $1,640,000 at September 30, 2001. In September 2001, the Company entered into a settlement agreement with Metropolitan Film Export regarding amounts due under a licensing contract for the related motion picture and The Motion Picture Bond Company, an insuring agent, for $1,625,000 and received the related payment in October 2001. The difference between the proceeds and accounts receivable balance was fully provided for and written off. The proceeds from the settlement were used to completely satisfy $1,640,000 balance outstanding on the loan facility with Imperial Bank.

8.   TEMPORARY EQUITY

     In April 1993, the Company authorized 300,000 shares of convertible preferred stock and in April and September 1999 designated 30,000 shares as Series A Preferred Stock. As part of a refinancing that occurred in 1999, the Company issued 19,049 shares of Series A Preferred Stock.

     The Company recorded a deduction for the beneficial conversion feature associated with the issuance of Series A Preferred Stock based on the fair value of the underlying common stock at the date of issuance. The deduction was recorded ratably over a six-month period from April 1999 to October 1999, during which Series A Preferred Stock could not be converted into the Company's common stock.

     The Series A Preferred Stock is presented as temporary equity, on the Company's balance sheet, and is not included in stockholders' equity, since, under certain circumstances beyond the control of the Company, the holders of Series A Preferred Stock may redeem the shares in consideration for cash. In order to increase stockholders' equity, in May 2000, the Company allowed holders of Series A Preferred Stock to exchange a portion of their shares for an equivalent number of shares of Series B Convertible Preferred Stock. As described more fully in Note 9, Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, but is classified as permanent equity. In May 2000, 8,460 shares of Series A Preferred Stock were exchanged for an equivalent number of Series B Preferred shares. In May 2001, approximately 7,500 shares of Series A Convertible Preferred Stock were exchanged for Series B Convertible Preferred Stock. In July 2001, the Company purchased 550 shares of Series A Preferred Stock from an affiliate of a company owned by a preferred shareholder, who is also a director of the Company. See
Note 9 for additional discussion.

     The Series A Preferred Stock has the following characteristics:

     VOTING: The holders of Series A Preferred Stock are entitled to elect two directors to the Company's Board of Directors and are entitled to the number of votes equal to the number of shares of common stock into which the Series A
Preferred Stock is then convertible. On all other matters, including the election of the other Company directors, holders of the Series A Preferred Stock vote (on an as-converted basis) together with common stockholders and holders of Series B Preferred Stock (voting in an as-converted basis) as one class.

     DIVIDENDS: The holders of the convertible preferred stock are entitled to receive dividends equal to $70 per share per annum paid quarterly. At the Company's election, the quarterly dividends may be settled by the issuance of additional Series A Preferred Stock. During 2002, the Company has settled dividend obligations with respect to its Series A Preferred Stock by issuing of 348 (2001:520) shares of additional Series A Preferred Stock.

     LIQUIDATION PREFERENCE: In the event of any liquidation, dissolution or winding up of the affairs of the Company, the holders of the Company's outstanding Series A Preferred Stock shall receive for each share an amount equal to the sum of $1,000 per share, respectively, payable in preference and priority to any payments made to the holders of the then outstanding common stock.

     Liquidation is deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power.

     Additionally, the Company may redeem, at its liquidation amount, Series A Preferred Stock five years following the date the shares were issued.

     CONVERSION: Each share of Series A Preferred Stock, at the option of the holder, is convertible at any time into a number of shares of common stock as determined by dividing the Original Issue Price of Series A Preferred Stock by the Conversion Price, as defined, in effect at the time. The Original Issue Price of Series A Preferred Stock is $1,000 per share. The initial Conversion Price of Series A Preferred Stock is $67.5 and is subject to adjustment in accordance with anti-dilution provisions contained in the Company's Articles of Incorporation. At December 31, 2002, the Series A Preferred Stock is convertible into 77,000 shares of the Company's common stock (2001:72,000).


9.   STOCKHOLDERS' EQUITY

     CONVERTIBLE PREFERRED STOCK

     In May 2000, the Company designated 30,000 shares of authorized Preferred Stock as Series B Preferred Stock. As described in Note 8, the Company issued 8,460 shares of Series B Preferred Stock in exchange for an equivalent number of shares of Series A Preferred Stock.

     The Series B Preferred Stock has substantially similar characteristics to those of Series A Preferred Stock, as described in Note 8 above. The liquidation provisions of Series B Preferred Stock differ from those of Series A Preferred Stock in that a liquidation event is not deemed to include the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting from the transfer of 50% or more of the Company's voting power. At December 31, 2002, the Series B Preferred Stock is convertible into 181,000 shares of the Company's common stock (2001: 169,000). During 2001, the Company has settled dividend obligations with respect to its Series B Preferred Stock by issuing 820 shares of additional Series B Preferred Stock (2001: 784).

     In July 2001, the Company entered into a Securities Purchase Agreement to purchase from an affiliate of a company owned by a preferred shareholder, who is also a director of the Company (i) 550 shares of the Company's Series A Convertible Preferred Stock together with dividends accrued thereon, (ii) 4,950 shares of the Company's Series B Convertible Preferred Stock together with dividends accrued thereon and (iii) 38,824 common stock purchase warrants with exercise prices ranging from $90 to $120 per share. Consideration of $500,000 cash was paid at closing of the transaction. The liquidation value of the purchased Convertible Preferred Stock was approximately $6,398,000. The carrying amount of the securities purchased exceeded the cash consideration paid by approximately $6,579,000.

     WARRANTS

     As partial consideration for entering into a revolving credit facility, the Company granted warrants to a bank to purchase 12,600 shares of common stock at $67.50 per share, of which 12,600 were outstanding at December 31, 2002. These warrants, which had a fair value of $320,000 at the date of grant, are fully vested and expire ten years from their issuance date. The Company recorded the fair value of these warrants as deferred financing costs to be expensed on a straight-line basis over the terms of the related revolving credit facility.

     As part of the 1999 Refinancing, the Company granted warrants to purchase 134,462 shares of common stock at prices ranging between $90 to $120 per share, of which 95,821 were outstanding at December 31, 2002. The warrants had a fair value of $2,360,000 at the date of grant, are fully vested and expire six to eight years from their issuance date.

     During 1999, the Company granted warrants to non-employees in consideration for services rendered. These warrants, to purchase 2,500 shares of common stock, are fully vested, exercisable at prices ranging from $66.90 to $120.00 and expire six to ten years from their issuance date, of which none were outstanding at December 31, 2002.

     Warrants to purchase 35,200 shares of the Company's common stock, granted to various parties prior to 1999, of which 30,000 were outstanding at December 31, 2002. These warrants, exercisable at price ranges from $100.00 to $134.80, are fully vested and expire on various dates through March 2003.

10.  COMMITMENTS AND CONTINGENCIES

     LEASES --The Company leases office space and office equipment under operating leases expiring through 2006. Future minimum lease payments due under non-cancelable operating leases at December 31, 2002 are as follows:

     2003 ............................................       $   734,000
     2004 ............................................           594,000
     2005 ............................................           389,000
     2006 ............................................           400,000
                                                             -----------
           Total minimum lease payments ..............       $ 2,117,000
                                                             -----------

     The Company has entered into certain sublease arrangements for leased office space no longer occupied. The term of the sublease expires in July of 2004.

     Rent expense charged to operations in 2002 was $755,000 (2001:$1,200,000). Rent income from sublease arrangements in 2002 was $469,000 (2001: $443,000). Future minimum rental income under sublease arrangements is $449,000 for the fiscal year 2002.

     LITIGATION --The Company is party to legal proceedings, which are routine and incidental to the business. The Company believes the results of such litigation will not have a material adverse effect on the Company's financial condition or results of operations.

     EMPLOYMENT AGREEMENT -- The Company entered into an employment agreement with Roger A. Burlage, dated April 7, 1999 which provides that he will serve as the Company's Chairman and Chief Executive for a term of four years. Mr. Burlage is entitled to an annual salary of $500,000, with minimum annual increases of 7.5%. Mr. Burlage is also eligible to receive a discretionary bonus as determined by the Board. As part of the agreement, Mr. Burlage was granted warrants to purchase 40,000 shares of the Company's Common Stock at exercise prices ranging from $90.00 to $120.00 per share, and was to receive up to an additional 20,000 warrants at his election under certain circumstances within one year of the effective date of his employment agreement which did not occur. One half of the original warrants vested upon Mr. Burlage signing the agreement and the balance vest over a three-year period, with 25% vesting on the first anniversary, and 12.5% vesting on each of the second and third anniversaries of the agreement. Mr. Burlage is also entitled to be reimbursed for up to $7,500 per year for country club dues, and to receive all other benefits generally available to the Company's other officers, including participation in stock incentive, retirement, medical, dental and accidental benefit plans, life and disability insurance and vacation. If Mr. Burlage's position is eliminated as a result of a merger or consolidation of the Company, Mr. Burlage will be entitled to terminate his employment within three months of such event and to receive all salary, benefits and emoluments in effect as such date through the remainder of his four-year term. In January of 2003, Mr. Burlage notified the Board of Directors that he intends to resign from his position at the expiration of his contract in April of this year. On January 15, 2003, the Board of Directors authorized the creation of the Office of the President to provide for a smooth transition during the remainder of Mr. Burlage's employment term.

11.  EMPLOYEE BENEFIT PLANS

     STOCK OPTION PLANS -- The Company's employee stock option plans (the "Plans") provide for the grant of non-statutory or incentive stock options to the Company's employees, officers, directors or consultants.

     The Company's Board of Directors administers the Plans, selects the individuals to whom options will be granted, determines the number of options to be granted, and the term and exercise price of each option. Stock options granted pursuant to the terms of the Plans generally cannot be granted with an exercise price of less than 100% of the fair market value on the date of the grant (110% for awards issued to a 10% or more shareholder). The term of the options granted under the Plans cannot be greater than 10 years; 5 years for a 10% or more shareholder. Options vest at varying rates generally over five years. An aggregate of 105,000 shares were reserved under the Plans, of which 78,600 shares were available for future grant at December 31, 2002. The Company had no option grants or exercises during 2002 and 2001.

     As a result of the refinancing that took place in 1999, the Company granted options, not covered by the Plans described above, to purchase 134,462 shares of common stock to certain employees, officers and directors. These options vest either on the grant date or over three years from the grant date. The options are exercisable at prices ranging from $90 to $120 per share and expire six to eight years from their issuance date.

     The following table summarizes activity in the Company's stock option plans (including options issued as part of the 1999 refinancing) during the years ended December 31, 2002 and 2001:

                                                                   WEIGHTED
                                                    NUMBER         AVERAGE
                                                      OF            PRICE
                                                    SHARES        PER SHARE
                                                   --------       ----------
Balance, December 31, 2000 ...........              176,000       $    98.70
Canceled .............................               (4,000)           61.70
                                                   --------       ----------
Balance, December 31, 2001 ...........              172,000       $    96.10
Canceled .............................               (9,000)            8.00
                                                   --------       ----------
Balance at December 31, 2002 .........              163,000       $   101.02
                                                   --------       ----------

     The following summarizes pricing and term information for options issued to employees and directors which are outstanding as of December 31, 2002:

                                  OPTIONS OUTSTANDING                OPTIONS EXERCISABLE
                       -------------------------------------     -----------------------
                         NUMBER
                       OUTSTANDING     WEIGHTED     WEIGHTED       NUMBER       WEIGHTED
                           AT          AVERAGE      AVERAGE      EXERCISABLE     AVERAGE
                        DECEMBER      REMAINING     EXERCISE     AT DECEMBER    EXERCISE
RANGE OF EXERCISE          31,       CONTRACTUAL     PRICE           31,          PRICE
     PRICES               2002           LIFE                       2002
-----------------      -----------   -----------  ----------     -----------   ---------
$  45.00 -  50.00          6,000         7.15     $   34.91          6,000     $   34.91
            66.90          2,000         6.38         66.90          2,000         66.90
   67.50 -  72.50         14,000         5.90         68.86         14,000         68.86
   88.10 -  90.00         44,000         2.32         89.97         43,000         89.97
            95.00          1,000         4.38         95.00          1,000         95.00
           105.00          2,000         5.38        105.00          2,000        105.00
  110.00 - 126.90         94,000         3.92        115.63         90,000        115.66
-----------------      -----------   -----------  ----------     -----------   ---------
$  45.00 - 126.90        163,000         3.81     $  101.02        158,000     $  100.57
-----------------      -----------   -----------  ----------     -----------   ---------


     Had compensation cost for stock-based compensation been determined based on the fair value at the grant dates in accordance with the method delineated in Statement of Accounting Standards No. 123, the Company's net loss and loss per share for the year ended December 31, 2002 would not have been materially different than currently reported in the Company's Consolidated Statements of Operations.


12.  EARNINGS PER SHARE

     The following table sets forth common stock equivalents (potential common stock) that are not included in the net income (loss) per share calculation above because their effect would be anti-dilutive for the periods indicated:

                                                         YEAR ENDED DECEMBER 31,
                                                        ------------------------
                                                          2002             2001
                                                        -------          -------
Weighted average common stock equivalents:
     Series A Preferred Stock ................           77,000           72,000
     Series B Preferred Stock ................          181,000          169,000
     Stock options ...........................          163,000          172,000
     Warrants ................................          138,000          182,000


13.  GEOGRAPHIC INFORMATION

     The Company operates in one segment: the exploitation of motion picture product and related intellectual property.

     Worldwide sales by geographic area for the years ended December 31, 2002 and 2001 are as follows:

                                              2002                       2001
                                          -----------                -----------
U.S./Canada ..............                $   572,000                $ 6,787,000
Asia .....................                    159,000                    487,000
Europe ...................                    183,000                  3,516,000
Other ....................                    205,000                    651,000
                                          $ 1,119,000                $11,441,000


     At December 31, 2002, the amount owing from one customer approximated 55% of the total accounts receivable.


14.  RELATED PARTIES

     In connection with the acquisition of PM Entertainment, the Company entered into a 2-year lease agreement for the use of the business's principal offices. The Company entered into this lease with an entity owned by stockholders of the Company, who were also the former sole shareholders of PM Entertainment. The lease is classified as an operating lease, and expired on March 31, 2002. Rent expense under the operating lease in 2002 was $150,000 (2001: $600,000).

                                                                    EXHIBIT 99.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Sunland Entertainment Co., Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Amendment No. 1 to the Annual Report of the Company on Form 10-KSB/A for the year ended December 31, 2002 as filed with the Securities and Exchange Commission (the "10-KSB/A Report") that:

(1) the 10-KSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  July 11, 2003                      /s/ David Weiner
                                          ------------------------------
                                             Co-President






Date:  July 11, 2003                      /s/ Gary Freeman
                                          ------------------------------
                                             Gary Freeman
                                             Chief Financial Officer and
                                             Corporate Secretary

                                                                      APPENDIX F


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  FORM 10-QSB/A

                                 AMENDMENT NO. 1


                [X] QUARTERLY REPORT UNDER SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                    FOR QUARTERLY PERIOD ENDED MARCH 31, 2003

                                       OR

              TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                 FOR THE TRANSITION PERIOD FROM ______ TO ______

                         COMMISSION FILE NUMBER 0-23000

                        SUNLAND ENTERTAINMENT CO., INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                                              95-4217605
(State or other jurisdiction of                              (I.R.S. Employee
incorporation or organization)                               Identification No.)

        11835 W. OLYMPIC BLVD., SUITE 550, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

          Registrant's phone number, including area code (310) 444-4100


Former name, former address and former fiscal year, if changed since last report: N/A


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                               YES [X]     NO [_]

Transitional Small Business Disclosure Format (Check one):  YES [_]  NO [X]

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

CLASS                                               OUTSTANDING AT MAY 12, 2003
----------------------------------------            ---------------------------
Common                                              Stock,  o par value 455,017
                                                    (720,235  shares  including
                                                    265,218 shares into which
                                                    the Series A and B Preferred
                                                    Stock could be converted)

SUNLAND ENTERTAINMENT CO., INC.

INDEX


PART I -- FINANCIAL INFORMATION
ITEM 1.  FINANCIAL STATEMENTS:

Condensed Consolidated Balance Sheets--
March 31, 2003 (Unaudited) and December 31, 2002                             3-4

Condensed Consolidated Statements of Operations
(Unaudited)-- Three Months Ended March 31, 2003 and 2002                       5

Condensed Consolidated Statements of Cash Flows
(Unaudited)-- Three Months Ended March 31, 2003 and 2002                       6

Notes to Condensed Consolidated Financial Statements                         7-9

ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
         CONDITION AND RESULTS OF OPERATIONS                               10-14

ITEM 3.  DISCLOSURE CONTROLS AND PROCEDURES                                   14

PART II-- OTHER INFORMATION                                                   15

SUNLAND ENTERTAINMENT CO., INC.

ITEM I -- FINANCIAL INFORMATION

CONSOLIDATED BALANCE SHEETS


                                                         MARCH 31,     DECEMBER
                                                           2003           31,
                                                        (UNAUDITED)      2002
                                                        ----------    ----------
ASSETS

Cash and cash equivalents ..........................    $2,074,000    $1,976,000

Accounts  receivable, net of allowance for
   doubtful accounts of $720,000 and
   $720,000 in 2003 and 2002, respectively
   and net of a returns reserve of
   $39,000 and $39,000 in 2003 and 2002,
   respectively ....................................          --            --

Prepaid expenses and other assets ..................       468,000       520,000

Income tax receivable ..............................         7,000         7,000

Film inventory, net of accumulated amortization
   of $14,629,000 and $14,389,000 in 2003 and
   2002, respectively ..............................          --            --

Fixed assets, net of accumulated depreciation
   of $1,115,000 and $1,106,000 in 2003 and
   2002, respectively ..............................        77,000        86,000

Net assets from discontinued operations ............     3,685,000     3,781,000
                                                        ----------    ----------
 TOTAL ASSETS ......................................    $6,311,000    $6,370,000
                                                        ==========    ==========


          See accompanying notes to consolidated financial statements.

                                                     MARCH 31,       DECEMBER
                                                       2003             31,
                                                    (UNAUDITED)        2002
                                                   ------------    ------------
LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

   Accounts payable and accrued expenses .......   $    317,000    $    423,000

   Participations and residuals payable ........           --              --

   Deferred revenue ............................           --              --
                                                   ------------    ------------
                                                        317,000         423,000
   Total liabilities
                                                   ------------    ------------

   Series A Convertible Preferred Stock,
     $1,000 stated value, 75,000 shares
     authorized, 5,300 and 5,200 shares
     issued and outstanding at March 31, 2003
     and December 31, 2002, respectively,
     liquidation preference of $5,277,000
     and $5,186,000 at March 31, 2003 and
     December 31, 2002, respectively ...........      4,416,000       4,326,000
                                                   ------------    ------------

STOCKHOLDERS' EQUITY:

   Preferred  stock,  $10 par value, 675,000
     shares  authorized  (30,000 shares
     designated as Series A Convertible
     Preferred Stock and 30,000 shares
     designated as Series B Convertible
     Preferred Stock) ..........................           --              --

   Series B Convertible Preferred Stock,
     $1,000 stated value, 250,000 shares
     authorized, 12,500 and 12,200 shares
     issued and outstanding at March 31,
     2003 and December 31, 2002, respectively,
     liquidation preference of $12,449,000
     and $12,235,000 at March 31, 2003 and
     December 31, 2002, respectively ...........     12,449,000      12,235,000

   Common stock, $.001 par value, 1,500,000
     shares authorized, 455,000 issued
     and outstanding at March 31, 2003 and
     December 31, 2002, respectively ...........           --              --

   Additional paid in capital ..................     26,459,000      26,459,000

   Accumulated deficit .........................    (37,330,000)    (37,073,000)
                                                   ------------    ------------
                Total stockholders' equity .....      1,578,000       1,621,000
                                                   ------------    ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY .....   $  6,311,000    $  6,370,000
                                                   ============    ============


          See accompanying notes to consolidated financial statements.

SUNLAND ENTERTAINMENT CO., INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)


                                                           THREE MONTHS ENDED
                                                                MARCH 31,
                                                        -----------------------
                                                           2003          2002
                                                        ---------     ---------
OPERATING EXPENSES
   Selling, general and administrative expenses ....    $ 414,000     $ 506,000
   Depreciation and amortization ...................        9,000        28,000
                                                        ---------     ---------
       Total operating expenses ....................      423,000       534,000

LOSS FROM OPERATIONS BEFORE INCOME TAXES ...........     (423,000)     (534,000)

Loss on impairment of marketable securities ........         --          (3,000)
Interest income/ (expense) .........................         --         142,000
Other income/ (loss) ...............................      121,000       145,000
                                                        ---------     ---------
                                                         (302,000)     (250,000)
LOSS FROM CONTINUING OPERATIONS

DISCONTINUED OPERATIONS
Income/(Loss) from discontinued operations .........      349,000      (314,000)
                                                        ---------     ---------
                                                           47,000      (564,000)
NET INCOME

Preferred stock dividends ..........................     (305,000)     (284,000)
                                                        ---------     ---------
                                                        $(258,000)    $(848,000)
NET LOSS APPLICABLE TO COMMON STOCKHOLDERS
                                                        =========     =========

BASIC AND DILUTED LOSS PER SHARE
From continuing operations .........................    $   (0.67)    $   (0.55)
From discontinued operations .......................         0.77         (0.69)
Preferred stock dividends ..........................        (0.67)        (0.62)
                                                        ---------     ---------
                                                        $   (0.57)    $   (1.86)
                                                        ---------     ---------
WEIGHTED AVERAGE SHARES OUTSTANDING -
   Basic & Diluted .................................      455,000       455,000
                                                        =========     =========


          See accompanying notes to consolidated financial statements.

SUNLAND ENTERTAINMENT CO., INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)


                                                         THREE MONTHS ENDED
                                                              MARCH 31,
                                                     --------------------------
                                                         2003          2002
                                                     -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income/(Loss) from continuing operations ..   $  (302,000)   $  (250,000)

Adjustments to reconcile net income/(loss) to
   net cash provided by/(used in)
   operating activities:
   Depreciation and amortization .................         9,000         28,000
Changes in operating assets and liabilities,
   net of effects from acquisition/disposition
   of business:
   Prepaid expenses and other assets .............        52,000         39,000
   Income tax receivable .........................          --         (142,000)
   Accounts payable and accrued expenses .........      (106,000)      (323,000)
                                                     -----------    -----------
   Net cash (used in)/provided by continuing
     operations ..................................      (347,000)      (648,000)
   Net cash (used in)/provided by discontinued
     operations ..................................       445,000        160,000
                                                     -----------    -----------
Net cash (used in)/provided by operating
   activities ....................................        98,000       (488,000)
                                                     -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Net cash provided by/(used in) investing
       activities ................................          --             --
                                                     -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Net cash provided by/(used in) financing
       activities ................................          --             --
                                                     -----------    -----------
NET INCREASE/(DECREASE) IN CASH AND CASH
   EQUIVALENTS ...................................        98,000       (488,000)

CASH AND CASH EQUIVALENTS, Beginning of period ...     1,976,000      2,043,000
                                                     -----------    -----------
CASH AND CASH EQUIVALENTS, End of period .........   $ 2,074,000    $ 1,555,000
                                                     ===========    ===========






                                                         THREE MONTHS ENDED
                                                              MARCH 31,
                                                     --------------------------
                                                         2003          2002
                                                     -----------    -----------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash received/(paid) during the period for:
Income taxes                                         $    (7,325)   $    (6,800)


          See accompanying notes to consolidated financial statements.

SUNLAND ENTERTAINMENT CO., INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


BACKGROUND AND OPERATIONS --Sunland Entertainment Co. (Delaware), Inc. ("Sunland"), together with its subsidiaries Sunland Entertainment, Inc. and Pepin/Merhi Entertainment Group, Inc. (collectively, (the "Company")), is incorporated in the state of Delaware and is primarily engaged in the exploitation of motion picture product and related intellectual property. In April 2000, the Company acquired Pepin/Merhi Entertainment Group, Inc. ("PM Entertainment"), a producer and distributor of motion picture product. In March 2001, the Company signed an Asset Purchase and Sale Agreement, which was later amended, for the sale of substantially all of the assets, properties and rights of the Harvey Classic Characters owned by the Company to Classic Media, LLC ("Classic Media"). The purchase price of $17,000,000 plus the assumption of certain liabilities was paid in cash at closing, which occurred in June 2001. In connection with the sale, the Company changed its name to "Sunland Entertainment Co. (Delaware), Inc." Through the Company's subsidiary, PM Entertainment, the Company has continued its exploitation of motion picture product and related intellectual property by increasing its presence in foreign markets. Due to depressed market conditions, the Company has decided not to finance new film product. If the Company fails to complete the sale of the PM Entertainment Library described below, it will continue to operate as a scaled-back business focusing on the sales of that library and the business described in Note 3 of these financial statements. The Company will also continue exploring other strategic alternatives as opportunities arise.

     On April 10, 2003, the Company and PM Entertainment entered into an Asset Purchase Agreement with Film Library Acquisition Corp. ("Purchaser") for the sale of our remaining principal asset, PM's film library (the "PM Entertainment Library"), for $6,000,000 in cash and the assumption by the Purchaser of all of the operating expenses associated with the film library (the "Purchase Price"). The transaction is subject to shareholder approval, and we expect to close by the end of July 2003. In addition, $750,000 of the Purchase Price will be placed in an escrow at Closing and for a period of two years following the Closing, these funds will be subject to potential claims by the Purchaser against us for breaches of representations and warranties contained in the agreement. The agreement establishes a cut-off date (the "Cut-Off Date") for the operation of the PM Entertainment Library for the benefit of the Company as of January 31, 2003, and as such, upon the Closing of the transaction, Purchaser will be entitled to receive and accrue the revenues and cash flow from the business, net of all direct expenses of the film library and a portion of our fixed expenses, in each case incurred from February 1, 2003 until the Closing.


     The following summarizes the assets to be sold and the liabilities to be assumed as of March 31, 2003 and December 31, 2002, under the Asset Purchase
Agreement:


                                     March 31, 2003                           December 31, 2002
                        ----------------------------------------   ----------------------------------------
                         PRIOR TO      PROPOSED      SUBSEQUENT     PRIOR TO      PROPOSED      SUBSEQUENT
                         PROPOSED        SALE        TO PROPOSED    PROPOSED        SALE        TO PROPOSED
                           SALE       TRANSACTION       SALE          SALE       TRANSACTION       SALE
                        -----------   -----------    -----------   -----------   -----------    -----------
Cash ................   $ 2,074,000   $      --      $ 2,074,000   $ 1,976,000   $      --      $ 1,976,000
Accounts receivable .     1,688,000    (1,688,000)          --       1,471,000    (1,471,000)          --
Prepaid expenses and
   other assets .....       468,000          --          468,000       520,000          --          520,000
Income tax receivable         7,000          --            7,000         7,000          --            7,000
Film Inventory ......     2,508,000    (2,508,000)          --       2,748,000    (2,748,000)          --
Fixed assets (net) ..        77,000          --           77,000        86,000          --           86,000
                        -----------   -----------    -----------   -----------   -----------    -----------
Total assets ........     6,822,000    (4,196,000)     2,626,000     6,808,000    (4,219,000)     2,589,000
                        -----------   -----------    -----------   -----------   -----------    -----------
Accounts payable and
   accruals .........       317,000          --          317,000       423,000          --          423,000
Participations and
   residuals ........       383,000      (383,000)          --         339,000      (339,000)          --
Deferred revenues ...       128,000      (128,000)          --          99,000       (99,000)          --
                        -----------   -----------    -----------   -----------   -----------    -----------
Total liabilities ...       828,000      (511,000)       317,000       861,000      (438,000)       423,000
                        -----------   -----------    -----------   -----------   -----------    -----------
Net assets ..........   $ 5,994,000   $ 3,685,000    $ 2,309,000   $ 5,947,000   $ 3,781,000    $ 2,166,000
                        ===========   ===========    ===========   ===========   ===========    ===========

     Included in the income/(loss) from discontinued operations for the three months ended March 31, 2003 and 2002, are revenues of $1,099,000 and $218,000, respectively, and income/(loss) from discontinued operations of $349,000 and ($314,000), respectively.

     The PM Entertainment Library currently represents substantially all of our assets and most of our liabilities, other than our fixed operating expenses. Thus, as a result of this transaction and the consummation of the transaction described in Note 3 of these financial statements, our business will change significantly. Consequently, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing and the closing of the transaction described in Note 3 of these financial statements, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     We intend to utilize the proceeds from the sale of the PM Entertainment Library for general corporate purposes and to operate any potential business that we may acquire. We have currently identified a specific business opportunity which we describe in Note 3 of these financial statements. Therefore, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing and the closing of the transaction described in Note 3 of these financial statements, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     Pursuant to the terms of our Amended and Restated Certificate of Incorporation, the Closing will trigger the liquidation preference provisions governing the Series A and B Preferred Stock. As a result, the holders of our Series A and B Preferred Stock would be entitled to receive all of the proceeds from the sale of the PM Entertainment Library. In connection with the sale of the PM Entertainment Library, the majority of the holders of our Preferred Stock have indicated their willingness to waive their rights in their respective liquidation preference amounts if:

     o we pay to the holders of Preferred Stock, their pro rata portion, based on our current capitalization, a cash distribution equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000; and

     o our holders of Common Stock approve a reorganization whereby all shares of our Preferred Stock issued and outstanding immediately prior to the reorganization, including any accrued but unpaid dividends thereon, would convert to 85% of our issued and outstanding Common Stock immediately following the reorganization.

     To enable all of our stockholders to maximize the value of their investment in us, our Board of Directors agreed to the conditions requested by the majority of the holders of our Preferred Stock and in connection with the sale of the PM Entertainment Library, we filed a preliminary proxy statement with the Securities and Exchange Commission on May 6, 2003 (the "Proxy Statement"). In the Proxy Statement, we have asked our stockholders to consider and vote upon several proposals, including: (i) to approve the sale of the PM Entertainment Library, and (ii) to approve a corporate reorganization (which we refer to as the "Corporate Reorganization") whereby (a) a cash distribution will be made to holders of our Series A Preferred Stock and Series B Preferred Stock equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000, and (b) immediately thereafter, we will change our name to Sunland, Inc., or such other name as is determined by its Board of Directors, and all issued and outstanding shares of our Series A Preferred Stock and Series B Preferred Stock, including any accrued but unpaid dividends thereon, will be converted to 85% of our issued and outstanding Common Stock. In the Proxy Statement, we anticipated having a Special Meeting of Stockholders on June 4, 2003 to vote upon these proposals. We currently anticipate filing a definitive proxy statement by early-July 2003, and holding the Special Meeting of Stockholders by the end of July 2003.

     In the opinion of the Company's management, the accompanying unaudited condensed consolidated financial statements as of March 31, 2003 and for the three month period ended March 31, 2003 and 2002, respectively, contain all adjustments, which include normal recurring accruals, necessary to present fairly the consolidated results of operations and consolidated cash flows for the three month periods ended March 31, 2003 and 2002.

     The results of operations for the interim periods of the Company's fiscal year are not necessarily indicative of the results to be expected for the entire year. Certain reclassifications of 2002 amounts have been made in order to conform to the 2003 financial statement presentation.

     BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION -- The unaudited condensed consolidated financial statements reflect the financial position, results of operations and cash flows of the Company and its wholly owned subsidiaries. The Company has elected to present an unclassified balance sheet. All significant intercompany accounts and transactions have been eliminated on consolidation.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NET LOSS PER SHARE -- The Company computes net loss per share in accordance with SFAS No. 128, "Earnings per Share," and Securities and Exchange Commission Staff Accounting Bulletin No. 98 ("SAB 98"). Under the provisions of SFAS No. 128 and SAB 98, basic and diluted net loss per share is computed by dividing the net loss available to common stockholders for the period by the weighted average number of shares of common stock outstanding during the period. Common equivalent shares related to stock options, warrants and convertible preferred stock have been excluded from the computation because their effect is anti-dilutive.


NOTE 2 - REINCORPORATION TO DELAWARE AND REVERSE STOCK-SPLIT

     On June 27, 2002, a special meeting of shareholders was held at the Company's offices, where the proposal to change Sunland's state of incorporation from California to Delaware and enact a ten-for-one reverse split of the Company's common and preferred stock were approved. The Company subsequently changed its stock symbol to SLDE, effective August 9, 2002. The effect of this stock split was reflected in the financial statements retroactively as if the stock split occurred at the beginning of the earliest period reported.

NOTE 3 - SUBSEQUENT EVENT

         On May 12, 2003, Sunland, by and through its wholly-owned subsidiary Trestle Acquisition Corp., a Delaware corporation, received bankruptcy court approval to purchase substantially all of the assets of Trestle Corporation, a Delaware corporation ("Trestle"), and certain assets of Med Diversified, Inc., a Nevada corporation and parent corporation of Trestle ("Med"), and two of Med's non-debtor subsidiaries (together with Trestle and Med, the "Sellers"). Trestle's business has historically been in the telepathology and medical device industries. Trestle and Med are debtors in possession in Chapter 11 bankruptcy cases currently pending before a U.S. Bankruptcy Court in New York. Under the terms of the acquisition, as amended by the bankruptcy court's sale order entered on May 12, 2003, we, through our wholly-owned subsidiary, will pay the Sellers $1,250,000 in cash, $100,000 of which has previously been deposited into escrow as an earnest money deposit, and assume certain liabilities of Trestle. The other principal terms of the acquisition have previously been disclosed by us in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 29, 2003. The acquisition transaction is subject to additional customary closing conditions and is scheduled to close on or about May 16, 2003. Additionally, upon the closing of the Trestle acquisition, as additional compensation for their respective consulting services, we have agreed to issue to a director, and one of our Co-Presidents, warrants to purchase a number of shares of our Common Stock equal to 2.5% and 1%, respectively, of our issued and outstanding Common Stock each at an exercise price of $1.00 per share. These warrants are subject to anti-dilution provisions relating to the Corporate Reorganization. This Co-President will also be entitled to receive a lump sum payment of $50,000 on the close of this transaction.


                                      ****

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS


     THIS QUARTERLY REPORT CONTAINS, OR INCORPORATES BY REFERENCE, CERTAIN STATEMENTS THAT MAY BE DEEMED "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH STATEMENTS APPEAR IN A NUMBER OF PLACES IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS". THESE STATEMENTS ARE BASED ON CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT OUR BUSINESS BASED, IN PART, ON ASSUMPTIONS MADE BY MANAGEMENT. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. . OUR FUTURE RESULTS AND REQUIREMENTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. MANY OF THE FACTORS THAT WILL DETERMINE THESE RESULTS AND REQUIREMENTS ARE BEYOND OUR CONTROL. IN ADDITION TO THE RISKS AND UNCERTAINTIES DISCUSSED IN "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," INVESTORS SHOULD CONSIDER AMONG OTHERS, THE FOLLOWING:

     o    OUR ABILITY TO SUCCESSFULLY IMPLEMENT OUR BUSINESS STRATEGY, AND

     o OTHER FACTORS DETAILED FROM TIME TO TIME IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


     THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE DATE OF THIS REPORT. WE DO NOT INTEND TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT CHANGES IN OUR BUSINESS STRATEGY OR PLANNED CAPITAL EXPENDITURES, OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.


RECENT DEVELOPMENTS FOR THE COMPANY

 SALE OF PM ENTERTAINMENT LIBRARY

     On April 10, 2003, the Company and its wholly-owned subsidiary, Pepin/Merhi Entertainment Group, Inc., entered into an Asset Purchase Agreement with Film Library Acquisition Corp. ("Purchaser") for the sale of our remaining principal asset, PM's film library (the "PM Entertainment Library"), for $6,000,000 in cash and the assumption by the Purchaser of all of the operating expenses associated with the film library (the "Purchase Price"). The transaction is subject to shareholder approval, and we expect to close by the end of July 2003. In addition, $750,000 of the Purchase Price will be placed in an escrow at Closing and for a period of two years following the Closing, these funds will be subject to potential claims by the Purchaser against us for breaches of representations and warranties contained in the agreement. The agreement establishes a cut-off date (the "Cut-Off Date") for the operation of the PM Entertainment Library for the benefit of the Company as of January 31, 2003, and as such, upon the Closing of the transaction, Purchaser will be entitled to receive the cash flow from the business, net of all direct expenses of the film library and a portion of our fixed expenses, in each case incurred from February 1, 2003 until the Closing.

     The PM Entertainment Library currently represents substantially all of our assets and most of our liabilities, other than our fixed operating expenses. Thus, as a result of this transaction and the consummation of the transaction described in Note 3 of these financial statements, our business will change significantly. Consequently, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing and the closing of the transaction described in Note 3 of these financial statements, and with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     We intend to utilize the proceeds from the sale of the PM Entertainment Library for general corporate purposes and for the possible acquisition of other businesses as opportunities arise. We have currently identified a specific business opportunity which we describe below as the "Purchase of Assets of Trestle Corporation." Therefore, the discussion of our results of operations should be read in light of the significant changes that will occur in our business as a result of the Closing and the closing of the transaction identified below, with the understanding that our historical results of operations have little or no relevance to our continuing operations.

     Pursuant to the terms of our Amended and Restated Certificate of Incorporation, the Closing will trigger the liquidation preference provisions governing the Series A and B Preferred Stock. As a result, the holders of our Series A and B Preferred Stock would be entitled to receive all of the proceeds from the sale of the PM Entertainment Library. In connection with the sale of the PM Entertainment Library, the majority of the holders of our Preferred Stock have indicated their willingness to waive their rights in their respective liquidation preference amounts if:

     o we pay to the holders of Preferred Stock, their pro rata portion, based on our current capitalization, a cash distribution equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000; and

     o our holders of Common Stock approve a reorganization whereby all shares of our Preferred Stock issued and outstanding immediately prior to the reorganization, including any accrued but unpaid dividends thereon, would convert to 85% of our issued and outstanding Common Stock immediately following the reorganization.

     To enable all of our stockholders to maximize the value of their investment in us, our Board of Directors agreed to the conditions requested by the majority of the holders of our Preferred Stock and in connection with the sale of the PM Entertainment Library, we filed a preliminary proxy statement with the Securities and Exchange Commission on May 6, 2003 (the "Proxy Statement"). In the Proxy Statement, we have asked our stockholders to consider and vote upon several proposals, including: (i) to approve the sale of the PM Entertainment Library, and (ii) to approve a corporate reorganization (which we refer to as the "Corporate Reorganization") whereby (a) a cash distribution will be made to holders of our Series A Preferred Stock and Series B Preferred Stock equal to all of our cash in excess of our working capital requirements as determined by our Board of Directors, but in no event to exceed $2,500,000, and (b) immediately thereafter, we will change our name to Sunland, Inc., or such other name as is determined by its Board of Directors, and all issued and outstanding shares of our Series A Preferred Stock and Series B Preferred Stock, including any accrued but unpaid dividends thereon, will be converted to 85% of our issued and outstanding Common Stock. In the Proxy Statement, we anticipated having a Special Meeting of Stockholders on June 4, 2003 to vote upon these proposals. We currently anticipate filing a definitive proxy statement by early-July 2003, and holding the Special Meeting of Stockholders by the end of July 2003.

PURCHASE OF ASSETS OF TRESTLE CORPORATION

     On May 12, 2003, Sunland, by and through its wholly-owned subsidiary Trestle Acquisition Corp., a Delaware corporation, received bankruptcy court approval to purchase substantially all of the assets of Trestle Corporation, a Delaware corporation ("Trestle"), and certain assets of Med Diversified, Inc., a Nevada corporation and parent corporation of Trestle ("Med"), and two of Med's non-debtor subsidiaries (together with Trestle and Med, the "Sellers"). Trestle's business has historically been in the telepathology and medical device industries. Trestle and Med are debtors in possession in Chapter 11 bankruptcy cases currently pending before a U.S. Bankruptcy Court in New York. Under the terms of the acquisition, as amended by the bankruptcy court's sale order entered on May 12, 2003, we, through our wholly-owned subsidiary, will pay the Sellers $1,250,000 in cash, $100,000 of which has previously been deposited into escrow as an earnest money deposit, and assume certain liabilities of Trestle. The other principal terms of the acquisition have previously been disclosed by us in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 29, 2003. The acquisition transaction is subject to additional customary closing conditions and is scheduled to close on or about May 16, 2003. Additionally, upon the closing of the Trestle acquisition, as additional compensation for their respective consulting services, we have agreed to issue to a director, and one of our Co-Presidents, warrants to purchase a number of shares of our Common Stock equal to 2.5% and 1%, respectively, of our issued and outstanding Common Stock each at an exercise price of $1.00 per share. These warrants are subject to anti-dilution provisions relating to the Corporate Reorganization. This Co-President will also be entitled to receive a lump sum payment of $50,000 on the close of this transaction.

     There are certain unidentified risks that cannot be adequately expressed prior to the actual consummation of this transaction. Additionally, there can be no assurance following consummation of this transaction that the business venture will continue to operate successfully or that it will ever become profitable. Please see the section below entitled "Risks Related to the Sale of the PM Entertainment Library and Our Future Operations."

CRITICAL ACCOUNTING POLICIES

     Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States. The preparation of financial statements require management to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expense and disclosures at the date of the financial statements. On an on-going basis, we evaluate our estimates, including, but not limited to, those related to revenue recognition, accounts receivables, inventories and impairment of intangibles. We use authoritative pronouncements, historical experience and other assumptions as the basis for making estimates. Actual results could differ from those estimates. We believe that the following critical accounting policies affect our more significant judgments and estimates in the preparation of our consolidated financial statements.

REVENUE RECOGNITION


     The Company recognizes revenue in accordance with the provisions of Statement of Financial Accounting Standards No. 139 and American Institute of Certified Public Accountants Statement of Position 00-2 (collectively referred to as "SOP 00-2"). All revenue for the three months ended March 31, 2003 relates to the operations of the PM Entertainment library, which we intend to sell pursuant to the terms of an Asset Purchase Agreement dated April 10, 2003, which is pending stockholder approval (See Note 1 to the Company's Consolidated Financial Statements).


     Revenues from feature film distribution licensing agreements are recognized on the date the completed film is delivered or becomes available for delivery, is available for exploitation in the relevant media window purchased by that customer or licensee and certain other conditions of sale have been met pursuant to criteria set by SOP 00-2.

     Revenues from domestic television and video licensing contracts, which provide for the receipt of non-refundable guaranteed amounts, are recognized when the film is available for exhibition, provided that the other conditions of sale required by SOP 00-2 have been met. Until all conditions of sale have been met, amounts received on such licensing contracts are reflected in the accompanying financial statements as deferred income. International sales and other sales in the United States are recognized in the period in which payment is received.

     The market trend of each film is regularly examined to determine the estimated future revenues and corresponding lives. Due to the nature of the industry, management's estimates of future revenues may change within the next year and the change could be material.



FILM COSTS


     The Company is not currently capitalizing costs incurred to produce a film project as there are no such projects currently in production. During film production, the Company capitalizes costs incurred to produce a film project, including the interest expense funded under the production loans. Such costs also include the actual direct costs of production and production overhead. These costs are amortized each period on an individual film program basis in the ratio that the current period's gross revenues from all sources for the program bear to management's estimate of anticipated total gross revenues for such film or program from all sources. Revenue estimates are reviewed periodically and adjusted where appropriate and the impact of such adjustments could be material.


     Film property costs are stated at the lower of unamortized cost or estimated net realizable value. Losses which may arise because unamortized costs of individual films exceed anticipated revenues are charged to operations through additional amortization.

     Advertising costs for theatrical and television product are expensed as incurred. Revenue associated with the home video market is recognized upon availability to customers (street date).

FOR THE THREE MONTHS ENDED MARCH 31, 2003 AND 2002

RESULTS FROM OPERATIONS

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES

     Selling, general and administrative expenses were $414,000 and $506,000 for the quarters ended March 31, 2003 and 2002, respectively, a decrease of $92,000. The decrease in selling, general and administrative expenses is mainly due to a reduction in staffing and other overhead.

DEPRECIATION AND AMORTIZATION

     Depreciation  and  amortization  expense  was  $9,000  and  $28,000  in the quarters ended March 31, 2003 and 2002, respectively. The decrease in amortization expense is due to the Company ceasing the depreciation of fixed assets disposed during 2002.

LOSS ON IMPAIRMENT OF MARKETABLE SECURITIES

     Loss on impairment of marketable securities was zero and $3,000 for the quarters ended March 31, 2003 and 2002, respectively. The loss in 2002 resulted from an impairment in the value of Metromedia International Group, Inc. common stock.

INTEREST INCOME/(EXPENSE)

     Interest income was zero and $142,000 in the quarters ended March 31, 2003 and 2002, respectively. Interest income in 2002 consisted solely from amounts earned on the federal tax refund receivable.

OTHER INCOME/(LOSS)

     Other income was $121,000 and $145,000 in the quarters ended March 31, 2003 and 2002, respectively. The income was derived principally from sublease arrangements on leased office space the Company no longer occupies.

DISCONTINUED OPERATIONS


     Income/(Loss) from discontinued operations was $349,000 and $(314,000) in the quarters ended March 31, 2003 and 2002, respectively. The increase of $663,000 can be mainly attributed to the increase in revenue recognized from discontinued operations. This increase in revenue is principally attributed to the Company recognizing revenue from a video licensing contract entered into during 2002. Since not all conditions of sale had been met in 2002, the Company deferred revenue recognition until the quarter ended March 31, 2003. In the event the Company successfully completes the sale of the PM Entertainment Library, the Purchaser will be entitled to receive and accrue the revenues and cash flow from that business, net of all direct expenses of the film library and a portion of our fixed expenses, in each case incurred from February 1, 2003 through the closing of that transaction, including through the end of the quarter ended March 31, 2003.


LIQUIDITY AND CAPITAL RESOURCES

     Net cash (used in)/provided by operating activities was $98,000 and $(488,000) in the quarters ended March 31, 2003 and 2002, respectively. The increase in cash provided by operating activities was primarily due to an increase in net cash provided by discontinued operations, offset by a decrease in accounts payable.

     Management believes that the Company's current and anticipated sources of working capital from collection of accounts receivable and new sales of the Company's remaining film library are not sufficient to provide the necessary liquidity and financing for the Company's operating financial needs as set forth in Management's current business plan for the next twelve months. To address this liquidity issue, the Company and its wholly-owned subsidiary, Pepin/Merhi Entertainment Group, Inc., entered into an Asset Purchase Agreement on April 10, 2003, with Film Library Acquisition Corp. for the sale of PM's film library. If the Company does not successfully complete the sale of the PM Entertainment Library, management will continue to operate the Company as a scaled-back business focusing on the sale of that PM library. Whether or not the Company successfully completes the sale of the PM Entertainment Library, the Company has identified a strategic alternative for its future operations, in the purchase of the assets of Trestle Corporation, which is described above. There are certain unidentified risks that cannot be adequately expressed prior to the actual consummation of the Trestle transaction. Additionally, there can be no assurance following consummation of the transaction that the business venture will continue to operate successfully or that it will ever become profitable. Please see the section below entitled "Risks Related to the Sale of the PM Entertainment Library and Our Future Operations."

INFLATION AND SEASONALITY

     Inflation has not been material to the Company during the past five years.


     The Company's quarterly and yearly operating results may fluctuate due to the manner in which the Company is required to record revenue from film licensing agreements and the seasonality surrounding the film licensing business. Although film licensing agreements typically grant rights for a period of one to five years, revenues are typically recognized when the license period begins, provided certain conditions are met. Fluctuations in quarterly and yearly operating results principally arise due to the Company's timing in entering into film licensing agreements as the film markets, at which the Company licenses its products, occur from February through May and October through November. Therefore, the Company believes that period-to-period comparisons of its results from operations are not necessarily an accurate indication of future performance.

    RISKS RELATED TO THE SUCCESSFUL SALE OF THE PM ENTERTAINMENT LIBRARY AND
                             OUR FUTURE OPERATIONS

     IF THE SALE OF THE PM ENTERTAINMENT LIBRARY IS SUCCESSFUL, THE COMPANY MAY BE SUBJECT TO SUBSTANTIAL RISKS SPECIFIC TO ANOTHER BUSINESS, THE SPECIFIC RISKS OF WHICH THE COMPANY CANNOT CURRENTLY ASCERTAIN. If the Company successfully completes the sale of the PM Entertainment library and successfully completes the Trestle transaction, it will be subject to substantial risks specific to Trestle's particular business, the specific risks of which cannot be clearly ascertained until the transaction has been consummated. However, at a minimum, the Company's proposed business operations may be highly speculative and be subject to the same types of risks inherent in any new venture.

     IF THE SALE OF THE PM ENTERTAINMENT LIBRARY IS SUCCESSFUL, WE WILL HAVE NO MATERIAL ASSETS OTHER THAN CASH, AND NO SOURCE OF REVENUE. If the Company successfully completes the sale of the PM Entertainment library, it will have no material assets other than cash and will have no revenues. It is unlikely that the Company will receive any revenues until it consummates the Trestle transaction, however, there can be no assurance that the assets acquired from Trestle and its affiliates will produce any material revenues for the Company or its stockholders or that the business will operate on a profitable basis.

     OUR AUDITORS HAVE EXPRESSED A GOING CONCERN OPINION. Even with the Company's continuing operation of the PM Entertainment library, its independent auditors discuss in their report the Company's ability to continue as a going concern. They include a statement that: "[a]s discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations and has an accumulated deficit. This raises substantial doubt about the Company's ability to continue as a going concern." If the Company successfully completes the sale of the PM Entertainment library and is unable to consummate the Trestle transaction, the Company may be forced to cease operations. Additionally, if the Trestle business fails to produce any material revenues for the Company or its stockholders or operate on a profitable basis, the Company may be forced to cease operations. You are encouraged to read Note 1 to the financial statements included in our Annual Report on Form 10-KSB.


ITEM 3 - DISCLOSURE CONTROLS AND PROCEDURES

     Within 90 days prior to the filing of this report, members of the Company's management, including the Company's Co-President, David Weiner, and Co-President and Chief Financial Officer, Gary Freeman, evaluated the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, Mr. Weiner and Mr. Freeman believe that, as of the date of the evaluation, the Company's disclosure controls and procedures are effective in making known to them material information relating to the Company (including its consolidated subsidiaries) required to be included in this report.

     Disclosure controls and procedures, no matter how well designed and implemented, can provide only reasonable assurance of achieving an entity's disclosure objectives. The likelihood of achieving such objectives is affected by limitations inherent in disclosure controls and procedures. These include the fact that human judgment in decision-making can be faulty and that breakdowns in internal control can occur because of human failures such as simple errors or mistakes or intentional circumvention of the established process.

     There were no significant changes in the Company's internal controls or in other factors that could significantly affect these internal controls, known to Mr. Weiner or Mr. Freeman, after the date of the most recent evaluation.

PART II - OTHER INFORMATION



ITEM 1.      Legal Proceedings
             The Company is not currently involved in any material legal proceedings.
ITEM 2.      Changes in Securities and Use of Proceeds
             Not Applicable.
ITEM 3.      Defaults Upon Senior Securities
             Not applicable.
ITEM 4.      Submission of Matters to a Vote of Security Holders
             Not Applicable.
ITEM 5.      Other Information

             Consistent with our previous report on Form 8-K, filed with the Securities and Exchange Commission on January 17, 2003, on April 30, 2003, concurrent with the termination of his prior employment agreement, Roger Burlage, our former Chairman of the Board, Chief Executive Officer and Co-President, resigned from all of his positions with the Company and its subsidiaries, other than his membership on our Board of Directors, the Board of our PM Entertainment subsidiary, and the Board of our Trestle Acquisition Corp. subsidiary. On May 5, 2003, our Board elected Michael Doherty, a current director, as Chairman.

ITEM 6.      Exhibits and Reports and Form 8-K
(a) -        Exhibit 99.1    Certificate of our Co-President and Chief Financial
                             Officer  pursuant to  Section 906 of  the Sarbanes-
                             Oxley Act of 2002

(b) - The Company filed a Current Report on Form 8-K on January 17, 2003, reporting the intended resignation of Roger Burlage and the formation of the Office of the President.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNLAND ENTERTAINMENT CO., INC.


July 11, 2003       /s/  Gary Freeman
                    -----------------------------------------------
                    Name:  Gary Freeman
                    Title: Co-President and Chief Financial Officer

                         SUNLAND ENTERTAINMENT CO., INC.

                    CERTIFICATION OF CO-PRESIDENT PURSUANT TO
                 SECURITIES EXCHANGE ACT RULES 13A-14 AND 15D-14
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, David Weiner, certify that:


         1. I have reviewed this amended quarterly report on Form 10-QSB/A for the three months ended March 31, 2003;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  b)  any  fraud,   whether  or  not  material,   that  involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.


July 11, 2003
                            /s/ David Weiner
                            ---------------------------
                            Co-President

                         SUNLAND ENTERTAINMENT CO., INC.

                        CERTIFICATION OF CFO PURSUANT TO
                 SECURITIES EXCHANGE ACT RULES 13A-14 AND 15D-14
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Gary Freeman, certify that:


         1. I have reviewed this amended quarterly report on Form 10-QSB/A for the three months ended March 31, 2003;

         2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

         4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and we have:

                  a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  b) evaluated the effectiveness of the registrant's disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  c) disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

         5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent function):

                  a) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

                  b)  any  fraud,   whether  or  not  material,   that  involves
management or other employees who have a significant role in the registrant's internal control over financial reporting.


July 11, 2003
                            /s/ Gary Freeman
                            ----------------------------------------
                            Co-President and Chief Financial Officer



                                       16


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                                  EXHIBIT INDEX

Exhibit     Description
-------     -----------

99.1 Certificate of our Co-President and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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                                                                   EXHIBIT 99.1

                         SUNLAND ENTERTAINMENT CO., INC.

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), each of the undersigned officers of Sunland Entertainment Co. (Delaware), Inc. (the "Company"), does hereby certify with respect to Amendment No. 1 to the Quarterly Report of the Company on Form 10-QSB/A for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), that, to the best of the undersigned's knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


July 11, 2003


 /s/ David Weiner
-----------------------------------------
 Co-President


July 11, 2003


 /s/ Gary Freeman
-----------------------------------------
 Co-President and Chief Financial Officer